UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2015 ANNUAL REPORT

OCTOBER 31, 2015

HIGH YIELD BOND FUND – CLOSED TO NEW INVESTORS

INTERMEDIATE BOND FUND – CLOSED TO NEW INVESTORS

SHORT-TERM BOND FUND – CLOSED TO NEW INVESTORS

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

HIGH YIELD BOND FUND RISKS

Investments in high yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

INTERMEDIATE BOND FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SHORT-TERM BOND FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2015

Dear Shareholders,

During much of the 12-month period ended October 31, 2015, uneven global economic growth, declining commodity prices and disparate central bank policies set the stage for mixed returns in all markets. The weakening of many currencies against the U.S. dollar also took a toll on total returns for dollar-based investors in many international markets. Uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the 2008 financial crisis continued to weigh heavily on investors’ minds. At its October 2015 meeting, the Federal Open Market Committee decided against changing interest rates, but kept December on the table as a possibility.

For the period under review, performances of the funds’ benchmarks were modest. The American Beacon High Yield Bond Fund’s standard, the JPMorgan Global High-Yield Index, returned -2.45%. The American Beacon Intermediate Bond Fund’s touchstone, the Barclays Capital U.S. Aggregate Bond Index, gained 1.96%. And the American Beacon Short-Term Bond Fund’s yardstick, the BofA Merrill Lynch 1-3 Year Gov./Corp. Index, returned 0.88%.

We are proud to offer a broad range of funds to help investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors has led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

For the 12-month period ended October 31, 2015:

•	American Beacon High Yield Bond Fund (Investor Class) returned -7.38%.

•	American Beacon Intermediate Bond Fund (Investor Class) returned 1.36%.

•	American Beacon Short-Term Bond Fund (Investor Class) returned 0.03%.

These funds are closed to new investors.

Thank you for your continued investment in the American Beacon Funds and we are grateful you have placed your confidence in us. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Bond Market Overview

October 31, 2015 (Unaudited)

The 12-month period ended October 31, 2015 concluded on a soft note for the bond market, yet still managed to report attractive returns overall.

Fixed-income markets, as defined by the Barclays Aggregate Index, returned 2.0% for the year, but finished with a -0.1% return for the final six-month period.

The year began well for bonds as winter economic data indicated the U.S. economy was in a soft patch. Longer-term interest rates declined, pushing bond prices up, but credit spreads soon began to widen.

After the spring thaw, economic readings improved and helped strengthen the desire of the U.S. Federal Reserve (“the Fed”) to raise interest rates. Shorter-term yields edged up, but credit sectors then began to fret about the Fed tightening money supply.

As the Fed’s September 2015 meeting approached, market volatility increased across the globe. The U.S. jobs reports weakened, China devalued its currency, and Europe struggled with persistently slow growth. These events were independent of the Fed, but they created unwanted volatility.

To calm the markets, the Fed remained on hold and pushed their rate-hike plans further out into the future.

The period ended with interest rates nearly unchanged but with credit spreads wider. High quality outperformed, as did longer-term maturities.

	Total Returns Periods ended 10/31/15
	6 Month	12 Month
Sector
Treasury	0.31	2.39
Agency	0.53	2.08
Agency Mortgage	0.57	2.50
Commercial Mortgage	0.38	2.61
Asset Backed	0.61	1.64
Credit:	-1.33	0.90
Industrial	-1.91	0.26
Utility	-1.80	1.18
Finance	0.07	2.49
Non-Corporate	-1.61	0.30

Credit Sector Quality
Aaa	0.22	1.71
Aa	-0.25	2.32
A	-0.54	2.07
Baa	-2.64	-0.73

U.S. Treasury
2 Year	0.24	0.66
3 Year	0.41	1.23
5 Year	0.60	2.34
10 Year	-0.01	3.58
30 Year	-2.80	4.54

(Source: Barclays Capital)

2

High Yield Bond Market Overview

October 31, 2015 (Unaudited)

During the 12-month period ended October 31, 2015, the high-yield bond market generated negative returns largely due to weak commodities prices and concern over a slowing global economy. Commodity price weakness was widespread across most types of commodities. That said, weakness in crude oil and natural gas prices had an outsized impact on the high-yield markets, as energy was the largest industry in the benchmark. Accordingly, the high-yield market fell sharply in early December 2014 following OPEC’s decision at its late November 2014 meeting to not cut production as weakness in energy bonds led to fears of contagion across the broader market. A rebound in oil prices helped lead to a rally in the overall high-yield market in the spring of 2015, but the relief proved to be temporary as both oil prices and the overall high-yield market resumed their decline over the summer.

While lower commodity prices arguably are good for a large portion of high-yield issuers, such as those in industrial manufacturing and consumer-related industries, concerns about slowing economic growth in China and the global economy in general were more pervasive and harder to overcome. Continued moderate growth in the U.S. economy was more than offset by signs that Chinese growth was below expectations, and the Chinese government’s often awkward attempts to deal with the problem only fueled the market’s concerns. At the same time, the commodity slump led to concerns over potential weakness in emerging markets economies in general, since many emerging countries are net commodity exporters.

Despite the numerous headwinds, the overall high-yield default rate remained below its historical average. However, valuations cheapened as spreads widened from 5% to 6.7%, which more than offset a slight decline in U.S. Treasury yields over the course of the year. Accordingly, price declines more than offset coupon income and the benchmark returned negative 2.5%.

Note: Spread and return data based on the JPMorgan Global High Yield Index.

3

American Beacon High Yield Bond FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the High Yield Bond Fund (the “Fund”) returned -7.38% for the twelve months ended October 31, 2015. The Fund trailed the JPMorgan Global High-Yield Index (the “Index”) return of -2.45% for the period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Institutional Class (1,7)	AYBFX	(7.28)%	4.35%	5.51%	$17,093
Y Class (1,3,7)	ACYYX	(7.13)%	4.16%	5.43%	16,963
Investor Class (1,7)	AHYPX	(7.38)%	4.10%	5.27%	16,706
A Class with sales charge (1,4,7)	ABHAX	(11.65)%	3.11%	4.78%	15,954
A Class without sales charge (1,4,7)	ABHAX	(7.29)%	4.11%	5.29%	16,750
C Class with sales charge (1,5,7)	AHBCX	(9.09)%	3.34%	4.85%	16,059
C Class without sales charge (1,5,7)	AHBCX	(8.09)%	3.34%	4.85%	16,059
AMR Class (1,2,7)	ABMRX	(6.98)%	4.63%	5.75%	17,492
JPMorgan Global High-Yield Index (6)		(2.45)%	6.33%	7.71%	21,015

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net assets as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004 and since 2013. Performance prior to waiving fees was lower than the actual returns shown for these periods. A portion of the fees charged to the Investor Class of the Fund has been waived since 2013. Performance prior to waiving fees was lower than the actual returns shown since 2013.
2.	Fund performance for the ten-year period represents the total return achieved by the Institutional Class from 10/31/05 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/05.
3.	Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 10/31/05 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05. A portion of the fees charged to the Y Class of the Fund was waived from 2011 to 2013 and recovered in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2011 to 2013.
4.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 10/31/05 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 4.75%.
5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 10/31/05 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

4

American Beacon High Yield Bond FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 0.88%, 0.94%, 1.11%, 1.24%, 2.00%, and 0.59%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a sector standpoint, the Fund’s returns were hampered primarily by the Energy sector, detracting significantly from Fund performance. Additionally, the Manufacturing, Electric, and Finance sectors detracted from Fund returns. Conversely, holdings in the Consumer sector contributed positively to Fund performance, slightly offsetting losses in the aforementioned sectors.

From a credit quality perspective, the Fund’s returns were hindered predominantly by holdings in the B-rated category. In addition, Fund holdings in the CCC-rated and BB-rated categories detracted from Fund performance.

The sub-advisors’ “bottom-up,” research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.

The Fund ended operations on December 15, 2015 and in advance of this event, the Fund’s investment managers were invested only in cash and cash-equivalent securities.

Top Ten Holdings (% Net Assets)

Rockies Express Pipeline LLC, 6.875%, Due 4/15/2040, 144A	2.8
Park Ohio Industries, Inc., 8.125%, Due 4/1/2021	2.1
NGPL PipeCo LLC, 9.625%, Due 6/1/2019, 144A	2.1
Landry’s, Inc., 9.375%, Due 5/1/2020, 144A	1.8
Select Medical Corp., 6.375%, Due 6/1/2021	1.7
Xerium Technologies, Inc., 8.875%, Due 6/15/2018	1.6
LBI Media, Inc., 4.25%, Due 4/15/2020, 144A	1.5
Cogent Communications Finance, Inc., 5.625%, Due 4/15/2021, 144A	1.4
First Data Corp., 12.625%, Due 1/15/2021	1.3
Cenveo Corp., 8.50%, Due 9/15/2022, 144A	1.3
Total Fund Holdings	100

Sector Allocation (% Investments)

Short-Term Investments	91.7
Service	2.3
Energy	2.1
Manufacturing	1.9
Telecommunications	0.9
Finance	0.8
Transportation	0.2
Currency	0.1
Consumer	0.0

5

American Beacon Intermediate Bond FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the Intermediate Bond Fund (the “Fund”) returned 1.36% for the twelve months ended October 31, 2015, trailing the Barclays Capital Aggregate Index (the “Index”) return of 1.96% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Institutional Class (1,7)	AABDX	1.80%	2.80%	4.74%	$15,891
Y Class (1,3,7)	ACTYX	1.44%	2.53%	4.59%	15,663
Investor Class (1,2,7)	ABIPX	1.36%	2.32%	4.41%	15,391
A Class with sales Charge (1,4,7)	AITAX	(3.59)%	1.17%	3.80%	14,524
A Class without sales Charge (1,4,7)	AITAX	1.25%	2.16%	4.31%	15,250
C Class with sales Charge (1,5,7)	AIBCX	(0.51)%	1.40%	3.92%	14,690
C Class without sales Charge (1,5,7)	AIBCX	0.49%	1.40%	3.92%	14,690
Barclays Capital Agg. Index (6)		1.96%	3.03%	4.72%	15,862

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/05. A portion of the fees charged to the Investor Class of the Fund has been waived since 2009. Performance prior to waiving fees was lower than the actual returns shown since 2009.
3.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/05 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05. A portion of the fees charged to the Y Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010.
4.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/05 through 3/2/09, the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/05 through 3/2/09, the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

6

American Beacon Intermediate Bond FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.33%, 0.71%, 0.91%, 1.00%, and 1.78%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

The Fund’s underperformance relative to the Index was largely attributable to its allocation among the various sectors; however, this poor performance was somewhat offset by favorable security selection. Allocation among the various credit quality categories also detracted from performance.

During the period, the Fund’s underweight in U.S. Treasuries detracted value relative to the Index. The Fund’s overweight position in Corporates, specifically within the Telecom and Energy sectors, also hindered performance. The aforementioned poor performance was somewhat offset by good security selection among corporate bonds in the Manufacturing and Energy sectors and within the MBS sector which added relative value.

The Fund’s allocation across the various credit quality categories constrained returns. A significant underweight position among the AA-rated category and the Fund’s overweight among the BBB-rated category detracted from performance, although issuer selection within the AA-rated and BBB-rated categories proved beneficial.

The Fund’s security selection, mostly in the 0 to 1 and 1 to 3 year duration ranges, also detracted value relative to the Index.

The Fund ended operations on November 30, 2015 and in advance of this event, the Fund’s investment managers were invested only in cash and cash-equivalent securities.

Sector Allocation (% Investments)

Short-Term Investments	100.0

7

American Beacon Short-Term Bond FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the Short-Term Bond Fund (the “Fund”), which has a net annual expense ratio of 0.80%, returned 0.03% for the twelve-month period ended October 31, 2015 and underperformed the BofA Merrill Lynch 1-3 Year Gov/Corp Index (the “Index”) return of 0.88%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Institutional Class (1,6)	AASBX	0.45%	0.92%	2.71%	$13,069
Y Class (1,2,6)	ACOYX	0.18%	0.75%	2.62%	12,952
Investor Class (1,6)	AALPX	0.03%	0.55%	2.28%	12,531
A Class with sales Charge (1,3,6)	ANSAX	(2.41)%	(0.02)%	2.00%	12,192
A Class without sales Charge (1,3,6)	ANSAX	0.06%	0.49%	2.26%	12,498
C Class with sales Charge (1,4,6)	ATBCX	(1.65)%	0.25%	1.87%	12,038
C Class without sales Charge (1,4,6)	ATBCX	(0.65)%	0.25%	1.87%	12,038
BofA Merrill Lynch 1-3 Yr. Gov./Corp Index (5)		0.88%	1.04%	2.85%	13,248

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class of the Fund has been waived since 2005. Performance prior to waiving fees was lower than the actual returns shown since 2005.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/05 through 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05. A portion of the fees charged to the Y Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 2.50%.
4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
5.	The BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. One cannot directly invest in an index.

8

American Beacon Short-Term Bond FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.38%, 0.73%, 0.91%, 1.05%, and 1.78%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund held overweight positions in the major credit sectors, including investment-grade Corporate, Asset-Backed and Agency Mortgage-Backed securities, which outperformed given their higher yields. These sectors also performed well in an environment of slightly widening credit spreads due to market volatility in the summer of 2015.

The Fund’s duration position, however, led to its underperformance as the portfolio earned less yield than that of the Index. Interest rates at the very shortest end of the yield curve rose during the period, but rates for longer maturities were essentially flat. As a result, the longer-dated securities outperformed. The Fund’s average duration was approximately 1.3 versus 1.9 for the Index.

Given the unusually low levels of interest rates, we have maintained a short duration to protect the Fund from an ultimate rise in rates. Assuming the economy continues to grow at its recent trajectory, the Fed is expected to begin gradually raising interest rates in 4Q’15.

The Fund ended operations on November 30, 2015 and in advance of this event, the Fund’s investment managers were invested only in cash and cash-equivalent securities.

Sector Allocation (% Investments)

Short-Term Investments	100.0

9

American Beacon FundsSM

Fund Expenses

October 31, 2015 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including sales charges (loads) on purchase payments including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

10

American Beacon FundsSM

Fund Expenses

October 31, 2015 (Unaudited)

High Yield Bond Fund

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Institutional Class
Actual	$1,000.00	$931.80	$4.33
Hypothetical **	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$930.66	$4.77
Hypothetical **	$1,000.00	$1,020.27	$4.99
Investor Class
Actual	$1,000.00	$931.02	$5.31
Hypothetical **	$1,000.00	$1,019.71	$5.55
A Class
Actual	$1,000.00	$931.44	$4.97
Hypothetical **	$1,000.00	$1,020.06	$5.19
C Class
Actual	$1,000.00	$926.76	$8.60
Hypothetical **	$1,000.00	$1,016.28	$9.00
AMR Class
Actual	$1,000.00	$933.15	$3.02
Hypothetical **	$1,000.00	$1,022.08	$3.16

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.98%, 1.09%, 1.02%, 1.77%, and 0.62% for the Institutional, Y, Investor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Intermediate Bond Fund

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Institutional Class
Actual	$1,000.00	$998.16	$1.61
Hypothetical **	$1,000.00	$1,023.59	$1.63
Y Class
Actual	$1,000.00	$995.63	$3.27
Hypothetical **	$1,000.00	$1,021.93	$3.31
Investor Class
Actual	$1,000.00	$994.92	$3.97
Hypothetical **	$1,000.00	$1,021.22	$4.02
A Class
Actual	$1,000.00	$994.39	$4.42
Hypothetical **	$1,000.00	$1,020.77	$4.48
C Class
Actual	$1,000.00	$991.69	$8.08
Hypothetical **	$1,000.00	$1,017.09	$8.19

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.32%, 0.65%, 0.79%, 0.88%, and 1.61% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Short-Term Bond Fund

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Institutional Class
Actual	$1,000.00	$1,001.15	$1.77
Hypothetical **	$1,000.00	$1,023.44	$1.79
Y Class
Actual	$1,000.00	$1,000.94	$3.13
Hypothetical **	$1,000.00	$1,022.08	$3.16
Investor Class
Actual	$1,000.00	$1,000.28	$3.83
Hypothetical **	$1,000.00	$1,021.37	$3.87
A Class
Actual	$1,000.00	$1,000.37	$3.68
Hypothetical **	$1,000.00	$1,021.53	$3.72
C Class
Actual	$1,000.00	$996.76	$6.29
Hypothetical **	$1,000.00	$1,018.90	$6.36

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.35%, 0.62%, 0.76%, 0.73%, and 1.25% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

11

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, and American Beacon Short-Term Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2015

12

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCKS - 0.24% (Cost $111)
SERVICE- 0.12%
Communications - 0.12%
Cengage Learning Holdings II Inc.A	1,154	$29

TELECOMMUNICATION SERVICES- 0.12%
Wireless Telecommunication Services - 0.12%
NII Holdings, Inc.A	4,161	29

Total Common Stocks (Cost $111)		58

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS - 0.06% (Cost $21)
Energy - 0.06%
Goodrich Petroleum Corp., 5.00%, Due 10/1/2032	$40	15

CORPORATE OBLIGATIONS - 44.93%
Consumer - 0.32%
Motors Liquidation Co., 8.375%, Due 7/15/2049B H I J	1,570	—
Simmons Foods, Inc., 7.875%, Due 10/1/2021C	50	47
Spectrum Brands, Inc., 5.75%, Due 7/15/2025C	30	32

		79

Energy - 11.52%
Antero Resources Finance Corp., 6.00%, Due 12/1/2020	40	38
California Resources Corp., 6.00%, Due 11/15/2024	20	14
Chesapeake Energy Corp., 6.875%, Due 11/15/2020	70	47
DCP Midstream LLC,
5.35%, Due 3/15/2020C D	55	51
6.75%, Due 9/15/2037C D	90	74
5.85%, Due 5/21/2043C D	170	136
DCP Midstream Operating LP, 3.875%, Due 3/15/2023E	45	38
Energy XXI Gulf Coast, Inc., 11.00%, Due 3/15/2020C	35	19
Genesis Energy LP / Genesis Energy Finance Corp., 5.75%, Due 2/15/2021E	65	61
Goodrich Petroleum Corp., 8.875%, Due 3/15/2018	200	74
Hercules Offshore, Inc., 7.50%, Due 10/1/2021C I	370	70
NGPL PipeCo LLC,
7.119%, Due 12/15/2017C D	165	153
9.625%, Due 6/1/2019C D	545	511
7.768%, Due 12/15/2037C D	135	111
Oasis Petroleum, Inc., 6.875%, Due 3/15/2022	35	30
Regency Energy Partners LP / Regency Energy Finance Corp., 5.875%, Due 3/1/2022E	30	31
Rockies Express Pipeline LLC, 6.875%, Due 4/15/2040C D	730	694
Sabine Pass Liquefaction LLC, 5.75%, Due 5/15/2024D	50	48
Sabine Pass LNG LP, 7.50%, Due 11/30/2016E	45	46
Sanchez Energy Corp., 6.125%, Due 1/15/2023	50	36
SandRidge Energy, Inc., 8.75%, Due 6/1/2020C	30	18
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.25%, Due 5/1/2023E	25	23
Ultra Petroleum Corp., 6.125%, Due 10/1/2024C	400	225
Western Refining Logistics LP / WNRL Finance Corp., 7.50%, Due 2/15/2023E	265	270

		2,818

Finance - 4.35%
Cogent Communications Finance, Inc., 5.625%, Due 4/15/2021C	355	336
Communications Sales & Leasing Inc / CSL Capital LLC,
6.00%, Due 4/15/2023C D	45	44
8.25%, Due 10/15/2023D	20	18
ROC Finance LLC / ROC Finance 1 Corp., 12.125%, Due 9/1/2018C D	150	159
Stena AB, 7.00%, Due 2/1/2024C	310	283
Stena International S.A., 5.75%, Due 3/1/2024C	250	223

		1,063

Manufacturing - 10.53%
Advanced Micro Devices, Inc., 7.50%, Due 8/15/2022	125	91

See accompanying notes

13

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
AECOM Company, 5.75%, Due 10/15/2022	$45	$47
ArcelorMittal,
7.00%, Due 2/25/2022B	40	38
6.125%, Due 6/1/2025	25	22
Blue Cube Spinco, Inc., 10.00%, Due 10/15/2025C	15	16
Boxer Parent Company, Inc., 9.00%, Due 10/15/2019C F	150	107
Chemours Co., 7.00%, Due 5/15/2025C	45	34
CPG Merger Sub LLC, 8.00%, Due 10/1/2021C D	40	41
Eagle Spinco, Inc., 4.625%, Due 2/15/2021	60	58
First Data Corp., 12.625%, Due 1/15/2021	275	315
Horsehead Holding Corp., 10.50%, Due 6/1/2017C	145	125
Liberty Tire Recycling LLC, 11.00%, Due 3/31/2021C D F	176	109
Norske Skog Holding AS, 8.00%, Due 2/24/2021C	120	55
Nova Chemicals Corp., 5.00%, Due 5/1/2025C	30	30
Orbital ATK, Inc., 5.50%, Due 10/1/2023C	20	21
Park Ohio Industries, Inc., 8.125%, Due 4/1/2021	490	514
Peabody Energy Corp., 10.00%, Due 3/15/2022C	25	7
Pittsburgh Glass Works LLC, 8.00%, Due 11/15/2018C D	10	10
Plastipak Holdings, Inc., 6.50%, Due 10/1/2021C	230	228
Platform Specialty Products Corp., 6.50%, Due 2/1/2022C	95	81
Shea Homes LP / Shea Homes Funding Corp., 5.875%, Due 4/1/2023C E	45	47
Taylor Morrison Communities Inc / Monarch Communities, Inc., 5.875%, Due 4/15/2023C	45	46
TransDigm, Inc., 6.00%, Due 7/15/2022	55	55
Verso Paper Holdings LLC / Verso Paper, Inc., 11.75%, Due 1/15/2019D	695	77
Xerium Technologies, Inc., 8.875%, Due 6/15/2018	395	403

		2,577

Service - 14.45%
Caesars Entertainment Operating Co., Inc., 12.75%, Due 4/15/2018	400	118
Cengage Learning Acquisitions, Inc., Escrow, 11.50%, Due 4/15/2020B C H I J	75	—
Cenveo Corp.,
11.50%, Due 5/15/2017	25	24
6.00%, Due 8/1/2019C	35	31
8.50%, Due 9/15/2022C	430	316
Chinos Intermediate Holdings A, Inc., 7.75%, Due 5/1/2019C F	50	18
CHS/Community Health Systems, Inc., 5.125%, Due 8/1/2021	100	103
Clear Channel Worldwide Holdings, Inc., 6.50%, Due 11/15/2022	525	560
Covanta Holding Corp., 5.875%, Due 3/1/2024	100	99
CST Brands, Inc., 5.00%, Due 5/1/2023	75	76
DISH DBS Corp., 5.875%, Due 7/15/2022	205	201
Dollar Tree, Inc., 5.75%, Due 3/1/2023C D	70	74
DreamWorks Animation SKG, Inc., 6.875%, Due 8/15/2020C	125	124
HealthSouth Corp., 5.75%, Due 9/15/2025C	75	75
Jo-Ann Stores Holdings, Inc., 9.75%, Due 10/15/2019C F	295	223
Landry’s, Inc., 9.375%, Due 5/1/2020C	400	428
LBI Media, Inc., 4.25%, Due 4/15/2020C F	358	357
Nexstar Broadcasting, Inc., 6.125%, Due 2/15/2022C	75	75
Select Medical Corp., 6.375%, Due 6/1/2021	460	406
Tenet Healthcare Corp., 8.125%, Due 4/1/2022	175	185
United Rentals North America, Inc., 6.125%, Due 6/15/2023	40	42

		3,535

Telecommunications - 4.58%
Avaya, Inc., 10.50%, Due 3/1/2021C	400	156
Brightstar Corp., 9.50%, Due 12/1/2016C	35	35
Frontier Communications Corp., 11.00%, Due 9/15/2025C	65	68
Hughes Satellite Systems Corp., 7.625%, Due 6/15/2021	75	82
Intelsat Luxembourg S.A., 7.75%, Due 6/1/2021	125	74
Nokia OYJ, 6.625%, Due 5/15/2039	200	210
Sprint Capital Corp., 8.75%, Due 3/15/2032	75	68
Sprint Corp., 7.875%, Due 9/15/2023	35	32
Sprint Nextel Corp.,
8.375%, Due 8/15/2017	15	15
7.00%, Due 8/15/2020	40	37
Telecom Italia SpA, 5.303%, Due 5/30/2024C	85	85
T-Mobile USA, Inc., 6.633%, Due 4/28/2021	35	36
Virgin Media Secured Finance PLC, 5.25%, Due 1/15/2026C	125	125

See accompanying notes

14

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
Wind Acquisition Finance S.A., 7.375%, Due 4/23/2021C	$65	$65
Windstream Services LLC, 7.50%, Due 6/1/2022D	40	33

		1,121

Transportation - 1.20%
Global Ship Lease, Inc., 10.00%, Due 4/1/2019C	100	100
VistaJet Malta Finance PLC / VistaJet Co. Finance LLC, 7.75%, Due 6/1/2020C D G	225	195

		295

Utilities - 0.26%
AES Corp., 5.50%, Due 4/15/2025	25	23
Dynegy, Inc., 7.625%, Due 11/1/2024I	40	40

		63

Total Corporate Obligations (Cost $13,796)		11,551

	Shares
SHORT-TERM INVESTMENTS - 499.02% (Cost $122,050)
JPMorgan U.S. Government Money Market Fund, Capital Class	122,050,180	122,050

TOTAL INVESTMENTS - 546.55% (Cost $135,981)		133,674
LIABILITIES, NET OF OTHER ASSETS - (446.55%)		(109,216)

TOTAL NET ASSETS - 100.00%		$24,458

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $6,693 or 27.37% of net assets. The Fund has no right to demand registration of these securities.
D	LLC - Limited Liability Company.
E	LP - Limited Partnership.
F	PIK - Payment in Kind.
G	PLC - Public Limited Company.
H	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets.
I	In default.
J	Escrow shares.

See accompanying notes

15

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS – 6,641.96% (Cost $337,146)
JPMorgan U.S. Government Money Market Fund, Capital Class	337,145,787	$337,146

TOTAL INVESTMENTS - 6,641.96% (Cost $337,146)		337,146
LIABILITIES, NET OF OTHER ASSETS - (6,541.96%)		(332,070)

TOTAL NET ASSETS - 100.00%		$5,076

Percentages are stated as a percent of net assets.

See accompanying notes

16

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 726.13% (Cost $235,991)
JPMorgan U.S. Government Money Market Fund, Capital Class	235,990,551	$235,991

TOTAL INVESTMENTS - 726.13% (Cost $235,991)		235,991
LIABILITIES, NET OF OTHER ASSETS - (626.13%)		(203,491)

TOTAL NET ASSETS - 100.00%		$32,500

Percentages are stated as a percent of net assets.

See accompanying notes

17

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2015 (in thousands except share and per share amounts)

	High Yield Bond Fund	Intermediate Bond Fund		Short-Term Bond Fund
Assets:
Investments in unaffiliated securities, at fair value A	$133,659		$337,146		$235,991
Cash	131		—		—
Dividends and interest receivable	258		2		—
Receivable for investments sold	4,353		—		—
Receivable for fund shares sold	4		—		4
Receivable for expense reimbursement (Note 2)	1		5		9
Prepaid expenses	15		14		19

Total assets	138,421		337,167		236,023

Liabilities:
Payable for investments purchased	918		—		—
Payable for fund shares redeemed	112,911		331,943		203,403
Dividends payable	4		—		—
Management and investment advisory fees payable	50		58		39
Administrative service and service fees payable	14		15		13
Transfer agent fees payable	3		4		13
Custody and fund accounting fees payable	6		7		3
Professional fees payable	44		44		45
Trustee fees payable	2		6		4
Payable for prospectus and shareholder reports	10		13		3
Other liabilities	1		1		—

Total liabilities	113,963		332,091		203,523

Net Assets	$24,458		$5,076		$32,500

Analysis of Net Assets:
Paid-in-capital	54,417		3,514		39,945
Undistributed (or overdistribution of) net investment income	(332)		—		459
Accumulated net realized gain (loss)	(27,305)		1,562		(7,904)
Unrealized (depreciation) of investments	(2,316)		—		—
Unrealized (depreciation) of currency transactions	(6)		—		—

Net assets	$24,458		$5,076		$32,500

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	2,148,044		304,050		3,132,897

Y Class	96,960		20,541		98,040

Investor Class	505,951		72,486		389,553

A Class	104,835		42,348		51,441

C Class	197,999		35,795		97,685

AMR Class	68,622		N/A		N/A

Net assets (not in thousands):
Institutional Class	$16,818,629		$3,247,260		$27,006,635

Y Class	$762,100		$220,295		$846,833

Investor Class	$3,964,994		$773,613		$3,360,116

A Class	$822,398		$451,981		$443,900

C Class	$1,552,242		$382,582		$842,497

AMR Class	$537,657	$	N/A	$	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$7.83		$10.68		$8.62

Y Class	$7.86		$10.72		$8.64

Investor Class	$7.84		$10.67		$8.63

A Class	$7.84		$10.67		$8.63

A Class (offering price)	$8.23		$11.20		$8.85

C Class	$7.84		$10.69		$8.62

AMR Class	$7.84		N/A		N/A

A Cost of investments in unaffiliated securities	$135,981		$337,146		$235,991

See accompanying nortes

18

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2015 (in thousands)

	High Yield Bond Fund	Intermediate Bond Fund	Short-Term Bond Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$41	$2	$1
Interest income	12,238	10,026	1,768
Other Income	81	—	1

Total investment income	12,360	10,028	1,770

Expenses:
Management and investment advisory fees (Note 2)	767	809	458
Administrative service fees (Note 2):
Institutional Class	157	201	111
Y Class	3	1	3
Investor Class	16	4	15
A Class	4	1	2
C Class	6	1	3
AMR Class	61	—	—
Transfer agent fees:
Institutional Class	26	13	20
Investor Class	2	2	3
AMR Class	5	—	—
Custody and fund accounting fees	50	56	30
Professional fees	48	54	49
Registration fees and expenses	74	72	76
Service fees (Note 2):
Y Class	1	—	1
Investor Class	13	3	13
A Class	2	1	1
C Class	3	1	2
Distribution fees (Note 2):
A Class	3	1	2
C Class	18	4	11
Prospectus and shareholder report expenses	40	33	25
Trustee fees	10	22	12
Other expenses	12	24	10

Total expenses	1,321	1,303	847

Net fees waived and expenses reimbursed (Note 2)	(17)	(8)	(20)

Net expenses	1,304	1,295	827

Net investment income	11,056	8,733	943

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(27,180)	8,315	314
Foreign currency transactions	(4)	—	—
Change in net unrealized appreciation or (depreciation) of:
Investments	3,124	(10,371)	(387)
Foreign currency transactions	(6)	—	—

Net (loss) from investments	(24,066)	(2,056)	(73)

Net increase (decrease) in net assets resulting from operations	$(13,010)	$6,677	$870

A Foreign taxes	(7)	—	—

See accompanying notes

19

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	High Yield Bond Fund		Intermediate Bond Fund		Short-Term Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$11,056	$12,859	$8,733	$8,942	$943	$889
Net realized gain (loss) from investments and foreign currency transactions	(27,184)	3,657	8,315	1,625	314	562
Change in net unrealized appreciation or (depreciation) of investments and foreign currency transactions	3,118	(8,008)	(10,371)	3,464	(387)	(234)

Net increase (decrease) in net assets resulting from operations	(13,010)	8,508	6,677	14,031	870	1,217

Distributions to Shareholders:
Net investment income:
Institutional Class	(3,014)	(4,444)	(9,425)	(11,444)	(2,245)	(1,692)
Y Class	(55)	(110)	(5)	(4)	(8)	(10)
Investor Class	(287)	(447)	(23)	(42)	(32)	(52)
A Class	(74)	(81)	(8)	(9)	(6)	(10)
C Class	(87)	(95)	(4)	(6)	—	—
AMR Class	(7,432)	(8,270)	—	—	—	—
Net realized gain from investments:
Institutional Class	(1,357)	(219)	(1,286)	(447)	—	—
Y Class	(19)	(7)	(1)	—	—	—
Investor Class	(100)	(26)	(4)	(2)	—	—
A Class	(24)	(4)	(1)	(1)	—	—
C Class	(28)	(7)	(1)	(1)	—	—
AMR Class	(2,077)	(464)	—	—	—	—
Tax return of capital
Institutional Class	(183)	—	(352)	—	—	—
Y Class	(3)	—	—	—	—	—
Investor Class	(13)	—	(1)	—	—	—
A Class	(3)	—	—	—	—	—
C Class	(4)	—	—	—	—	—
AMR Class	(280)	—	—	—	—	—

Net distributions to shareholders	(15,040)	(14,174)	(11,111)	(11,956)	(2,291)	(1,764)

Capital Share Transactions:
Proceeds from sales of shares	42,744	85,739	58,701	125,929	137,675	197,178
Reinvestment of dividends	14,916	13,951	11,096	11,935	2,279	1,753
Cost of shares redeemed	(227,791)	(80,199)	(476,265)	(66,463)	(410,329)	(56,401)
Redemption fees	(7)	31	—	—	—	—

Net increase (decrease) in net assets from capital share transactions	(170,138)	19,522	(406,468)	71,401	(270,375)	142,530

Net increase (decrease) in net assets	(198,188)	13,856	(410,902)	73,476	(271,796)	141,983

Net Assets:
Beginning of period	222,646	208,790	415,978	342,502	304,296	162,313

End of Period *	$24,458	$222,646	$5,076	$415,978	$32,500	$304,296

*Includes undistributed (or overdistribution of) net investment income	$(332)	$(433)	$—	$(23)	$459	$(556)

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of October 31, 2015, the Trust consists of thirty-two active series, three of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, and American Beacon Short-Term Bond Fund. The remaining twenty-nine active series are reported in separate filings.

Effective April 30, 2015, American Beacon Advisors, Inc. (the “Manager”) became a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, two prominent private equity firms. Prior to April 30, the Manager was a wholly-owned subsidiary of Lighthouse Holdings, Inc., which was indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms.

The Manager has closed the High Yield Bond, Intermediate Bond and Short-Term Bond Funds to new shareholders as of the close of business on August 20, 2015. Existing shareholders as of that date may continue to purchase, redeem, or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and fund management. Investment assets of the High Yield Bond and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the High Yield Bond Fund an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

fee of 0.20% of the average daily net assets of the Intermediate Bond Fund and pays a portion of its fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager serves as the sole investment advisor to the Short-Term Bond Fund and receives an annualized fee of 0.20% of the average daily net assets of the Fund. Management fees paid during the year ended October 31, 2015 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
High Yield Bond	0.42%	$767	$675	$92
Intermediate Bond	0.20%	809	302	507
Short-Term Bond	0.20%	458	—	458

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of each Fund and 0.05% of the average daily net assets of the AMR Class, except for the Institutional Class of the Intermediate and Short-Term Bond Funds from which the Manager receives a fee of 0.05% of average daily net assets.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of each A Class and 1.00% of the average daily net assets of each C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of each Fund.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from or lend to other participating Funds. During the year ended October 31, 2015, the Short-Term Bond Fund loaned on average $1,021,041 for 42 days at an average rate of 0.75% with interest earned of $879. The amount is included as interest income on the Statements of Operations. The High Yield Bond and Intermediate Bond Funds did not participate in the Interfund Lending Program during the year ended October 31, 2015.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Expense Reimbursement Plan

The Manager voluntarily and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded the Fund’s expense cap. For the year ended October 31, 2015, the Manager reimbursed expenses as follows:

		Expense Caps
Fund	Class	11/1/14 to 2/28/15	3/1/15 to 10/31/15	Reimbursed (Recovered) Expenses	Expiration of Reimbursements
High Yield Bond	Institutional[1]	N/A	N/A	$7,556	2018
High Yield Bond	Y	0.98%	N/A	(100)	2018
High Yield Bond	Investor	N/A	1.09%	2,163	2018
High Yield Bond	A	1.02%	1.02%	3,211	2018
High Yield Bond	C	1.77%	1.77%	4,403	2018
Intermediate Bond	Institutional	N/A	N/A	4,499	2018
Intermediate Bond	Y	0.65%	0.65%	94	2018
Intermediate Bond	Investor	0.79%	0.79%	2,169	2018
Intermediate Bond	A	0.89%	0.89%	477	2018
Intermediate Bond	C	1.64%	1.64%	427	2018
Short-Term Bond	Institutional	N/A	N/A	6,856	2018
Short-Term Bond	Y	0.64%	0.64%	690	2018
Short-Term Bond	Investor	0.79%	0.79%	6,243	2018
Short-Term Bond	A	0.75%	0.75%	2,271	2018
Short Term Bond	C	1.50%	1.50%	4,272	2018

[1]	Voluntary reimbursement.

Of these amounts, $769, $4,948, and $9,088 were disclosed as a receivable from the Manager to the High Yield Bond, Intermediate Bond, and Short-Term Bond Funds, respectively, at October 31, 2015. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Carryover Expenses	Expiration of Reimbursed Expenses
High Yield Bond	$—	$—	$7,120	2015
High Yield Bond	100	20,276	—	2016
High Yield Bond	—	22,685	—	2017
Intermediate Bond	—	—	7,592	2015
Intermediate Bond	—	6,148	—	2016
Intermediate Bond	—	2,783	—	2017
Short-Term Bond	—	—	29,140	2015
Short-Term Bond	—	20,687	—	2016
Short-Term Bond	—	15,490	—	2017

The Manager recovered $100 of excess carryover expenses expiring in 2016 from the Y Class of the High Yield Bond Fund. During the year ended October 31, 2015 the Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2015, Foreside has collected $750 and $355, for the High Yield Bond and Intermediate Bond Funds, respectively, from the sale of Class A Shares.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

A CDSC of 0.50% will be deducted with respect to Class A Shares of the Short-Term Bond Fund on certain purchases of $250,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. A CDSC of 0.50% will be deducted with respect to Class A Shares of the High Yield Bond and Intermediate Bond Funds on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2015 there were no CDSC fees collected on Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2015, $706 and $497 in CDSC fees were collected for the High Yield Bond and Short-Term Bond Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities include fixed-income securities that are valued using observable inputs as stated above.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Level 3 - Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of October 31, 2015, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
High Yield Bond Fund*
Common Stocks	$58	$—	$—	$58
Convertible Obligations	—	15	—	15
Corporate Obligations	—	11,551	—	11,551
Short-Term Investments - Money Market Funds	122,050	—	—	122,050

Total Investments in Securities	$122,108	$11,566	$—	$133,674

	Level 1	Level 2	Level 3	Total
Intermediate Bond Fund*
Short-Term Investments - Money Market Funds	$337,146	$—	$—	$337,146

Total Investments in Securities	$337,146	$—	$—	$337,146

	Level 1	Level 2	Level 3	Total
Short-Term Bond Fund*
Short-Term Investments - Money Market Funds	$235,991	$—	$—	$235,991

Total Investments in Securities	$235,991	$—	$—	$235,991

*	Refer to the Schedules of Investments for Sector and Industry information.

As of October 31, 2015, there were no transfers between levels for the High Yield Bond, Intermediate Bond, and Short-Term Bond Funds.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

The following is a reconciliation of Level 3 assets of the High Yield Bond Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

	Common Stocks	Convertible Preferred Stocks	Totals
Balance as of 10/31/2014	$77	$45	$122
Net Purchases	—	—	—
Net Sales	(72)	(29)	(101)
Realized gain (loss)	(85)	(38)	(123)
Change in unrealized appreciation or (depreciation)	80	22	102
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—

Balance as of 10/31/2015	—	—	—

Change in unrealized at period end**	$—	$—	$—

**	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statements of Operations.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. To the extent necessary to fully distribute capital gains, the Funds designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

27

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The High Yield Bond Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Pay-In-Kind Securities

Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended October 31, 2015 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Intermediate Bond and Short-Term Bond Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

31

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

5. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows (in thousands):

	High Yield Bond		Intermediate Bond		Short-Term Bond
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Distributions paid from:
Ordinary income*
Institutional Class	$3,234	$4,444	$9,425	$11,444	$2,245	$1,692
Y Class	58	110	5	4	8	10
Investor Class	303	447	23	42	32	52
A Class	78	81	8	9	6	10
C Class	92	95	4	6	—	—
AMR Class	7,767	8,270	—	—	—	—
Long-term capital gains
Institutional Class	1,138	219	1,638	—	—	—
Y Class	16	7	1	447	—	—
Investor Class	84	26	5	—	—	—
A Class	19	4	1	2	—	—
C Class	23	7	1	1	—	—
AMR Class	1,742	464	—	1	—	—
Tax returns of capital
Institutional Class	183	—	—	—	—	—
Y Class	3	—	—	—	—	—
Investor Class	13	—	—	—	—	—
A Class	3	—	—	—	—	—
C Class	4	—	—	—	—	—
AMR Class	280	—	—	—	—	—

Total distributions paid	$15,040	$14,174	$11,111	$11,956	$2,291	$1,764

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2015, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	High Yield Bond	Intermediate Bond	Short-Term Bond
Cost basis of investments for federal income tax purposes	$136,438	$337,146	$235,991

Unrealized appreciation	87	—	—
Unrealized depreciation	(2,866)	—	—

Net unrealized appreciation (depreciation)	(2,779)	—	—

Undistributed ordinary income	—	—	459
Accumulated long-term gain or (loss)	(27,176)	1,562	(7,904)
Other temporary differences	(4)	—	—

Distributable earnings or (deficits)	$(29,959)	$1,562	$(7,445)

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, book amortization for premiums and income adjustments associated with contingent payment debt instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, dividend reclasses, and utilization of earnings and profits distributed to shareholders on redemption of shares as of October 31, 2015 (in thousands):

	High Yield Bond	Intermediate Bond	Short-Term Bond
Paid-in-capital	$(485)	$5,061	$(466)
Undistributed net investment income	480	1,108	2,363
Accumulated net realized gain (loss)	5	(6,169)	(1,897)
Unrealized appreciation or (depreciation) of investments	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital losses incurred that will be carried forward under the provisions of the Act for the year October 31, 2015 were as follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long Term	Total
High Yield Bond	$6,460	$20,716	$27,176
Short-Term Bond	764	1,942	2,706

As of October 31, 2015 the capital loss carryforward positions prior to the provisions of the Act that may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first, were as follows (in thousands):

Fund	2015	2016	2017	Total
Short-Term Bond	$—	$5,198	$—	$5,198

The Short-Term Bond Fund had $467 of expired loss carryforward positions occurring prior to the provisions of the Act (in thousands).

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, other than short-term obligations, for the year ended October 31, 2015 were as follows (in thousands):

	High Yield Bond	Intermediate Bond	Short-Term Bond
Purchases (excluding U.S. government securities)	$102,341	$405,844	$175,994
Sales and maturities (excluding U.S. government securities)	280,860	808,518	470,308
Purchases of U.S. government securities	—	227,605	144,120
Sales and maturities of U.S. government securities	—	336,162	304,401

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

7. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year Ended October 31, 2015

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
High Yield Bond Fund (Closed)
Shares sold	1,476	$12,721	79	$680	59	$500
Redemption fees	—	(3)	—	—	—	—
Reinvestment of dividends	533	4,528	5	48	43	364
Shares redeemed	(8,959)	(75,282)	(114)	(971)	(328)	(2,750)

Net (decrease) in shares outstanding	(6,950)	$(58,036)	(30)	$(243)	(226)	$(1,886)

	A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount
High Yield Bond Fund (Closed)
Shares sold	29	$248	96	$829	3,285	$27,766
Redemption fees	—	—	—	—	—	(4)
Reinvestment of dividends	11	91	12	97	1,165	9,788
Shares redeemed	(100)	(821)	(103)	(842)	(18,517)	(147,125)

Net increase (decrease) in shares outstanding	(60)	$(482)	5	$84	(14,067)	$(109,575)

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Intermediate Bond Fund (Closed)
Shares sold	5,392	$58,129	6	$63	15	$163
Reinvestment of dividends	1,026	11,058	1	4	3	28
Shares redeemed	(44,498)	(475,143)	(8)	(86)	(85)	(911)

Net (decrease) in shares outstanding	(38,080)	$(405,956)	(1)	$(19)	(67)	$(720)

	A Class		C Class
	Shares	Amount	Shares	Amount
Intermediate Bond Fund (Closed)
Shares sold	9	$99	23	$247
Reinvestment of dividends	—	3	—	3
Shares redeemed	(7)	(73)	(5)	(52)

Net increase in shares outstanding	2	$29	18	$198

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Short-Term Bond Fund (Closed)
Shares sold	15,710	$135,657	58	$504	63	$549
Reinvestment of dividends	259	2,238	1	4	4	31
Shares redeemed	(46,693)	(403,137)	(91)	(784)	(514)	(4,444)

Net (decrease) in shares outstanding	(30,724)	$(265,242)	(32)	$(276)	(447)	$(3,864)

	A Class		C Class
	Shares	Amount	Shares	Amount
Short-Term Bond Fund (Closed)
Shares sold	59	$512	52	$453
Reinvestment of dividends	1	5	—	1
Shares redeemed	(161)	(1,390)	(66)	(574)

Net (decrease) in shares outstanding	(101)	$(873)	(14)	$(120)

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
High Yield Bond Fund
Shares sold	3,639	$33,965	369	$3,453	191	$1,786
Redemption fees	—	11	—	—	—	1
Reinvestment of dividends	490	4,563	8	71	47	441
Shares redeemed	(1,782)	(16,624)	(465)	(4,315)	(323)	(3,008)

Net increase (decrease) in shares outstanding	2,347	$21,915	(88)	$(791)	(85)	$(780)

	A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount
High Yield Bond Fund
Shares sold	127	$1,188	88	$821	4,757	$44,526
Redemption fees	—	—	—	—	—	19
Reinvestment of dividends	8	78	7	64	938	8,734
Shares redeemed	(74)	(687)	(102)	(950)	(5,899)	(54,615)

Net increase (decrease) in shares outstanding	61	$579	(7)	$(65)	(204)	$(1,336)

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Intermediate Bond Fund
Shares sold	11,706	$125,224	12	$134	48	$511
Reinvestment of dividends	1,113	11,884	—	1	4	42
Shares redeemed	(6,064)	(64,974)	(7)	(77)	(75)	(806)

Net increase (decrease) in shares outstanding	6,755	$72,134	5	$58	(23)	$(253)

	A Class		C Class
	Shares	Amount	Shares	Amount
Intermediate Bond Fund
Shares sold	5	$51	1	$9
Reinvestment of dividends	—	3	—	5
Shares redeemed	(5)	(50)	(52)	(556)

Net increase (decrease) in shares outstanding	—	$4	(51)	$(542)

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Short-Term Bond Fund
Shares sold	22,267	$193,284	113	$982	234	$2,029
Reinvestment of dividends	195	1,690	—	4	6	50
Shares redeemed	(5,901)	(51,348)	(118)	(1,025)	(265)	(2,302)

Net increase (decrease) in shares outstanding	16,561	$143,626	(5)	$(39)	(25)	$(223)

	A Class		C Class
	Shares	Amount	Shares	Amount
Short-Term Bond Fund
Shares sold	49	$428	53	$455
Reinvestment of dividends	1	9	—	—
Shares redeemed	(159)	(1,380)	(40)	(346)

Net increase (decrease) in shares outstanding	(109)	$(943)	13	$109

35

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

8. Subsequent Events

On August 20, 2015, the Manager announced the Board’s approval of a plan to liquidate and terminate the American Beacon High Yield Bond Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund. On November 30, 2015 the Intermediate Bond and Short-Term Bond Funds liquidated all remaining assets and terminated. On December 15, 2015 the High Yield Bond Fund liquidated all remaining assets and terminated.

36

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37

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2015		2014		2013		2012		2011A
Net asset value, beginning of period	$9.11		$9.31		$9.10		$8.68		$9.05

Income (loss) from investment operations:
Net investment income (loss)	0.38		0.55		0.58		0.67		0.71
Net gains (losses) from investments (both realized and unrealized)	(1.01)		(0.15)		0.21		0.42		(0.37)

Total income (loss) from investment operations	(0.63)		0.40		0.79		1.09		0.34

Less distributions:
Dividends from net investment income	(0.51)		(0.57)		(0.58)		(0.67)		(0.71)
Distributions from net realized gains	(0.14)		(0.03)		—		—		—
Tax return of capitalB	(0.00)		—		—		—		—

Total distributions	(0.65)		(0.60)		(0.58)		(0.67)		(0.71)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$7.83		$9.11		$9.31		$9.10		$8.68

Total return C	(7.16)%		4.30%		8.94%		13.12%		3.79%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$16,819		$82,846		$62,836		$42,026		$41,093
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.89%		0.87%		0.91%		0.93%		0.88%
Expenses, net of reimbursements or recoupments	0.88%		0.85%		0.89%		0.93%		0.88%
Net investment income (loss), before reimbursements or recoupments	5.89%		5.75%		6.25%		7.61%		7.90%
Net investment income, net of reimbursements or recoupments	5.90%		5.77%		6.26%		7.62%		7.90%
Portfolio turnover rate	63%		74%		82%		100%		149%

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

38

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class										Investor Class										A Class
Year Ended October 31,										Year Ended October 31,										Year Ended October 31,
2015		2014		2013		2012		2011A		2015		2014		2013		2012		2011A		2015		2014		2013		2012		2011A
$9.12		$9.32		$9.12		$8.69		$9.06		$9.11		$9.31		$9.10		$8.68		$9.06		$9.12		$9.32		$9.11		$8.69		$9.08

0.47		0.51		0.58		0.64		0.68		0.46		0.52		0.56		0.65		0.69		0.47		0.53		0.56		0.66		0.69
(1.09)		(0.13)		0.20		0.43		(0.37)		(1.10)		(0.15)		0.21		0.42		(0.38)		(1.12)		(0.16)		0.21		0.42		(0.39)

(0.62)		0.38		0.78		1.07		0.31		(0.64)		0.37		0.77		1.07		0.31		(0.65)		0.37		0.77		1.08		0.30

(0.50)		(0.55)		(0.58)		(0.64)		(0.68)		(0.49)		(0.54)		(0.56)		(0.65)		(0.69)		(0.49)		(0.54)		(0.56)		(0.66)		(0.69)
(0.14)		(0.03)		—		—		—		(0.14)		(0.03)		—		—		—		(0.14)		(0.03)		—		—		—
(0.00)		—		—		—		—		(0.00)		—		—		—		—		(0.00)		—		—		—		—

(0.64)		(0.58)		(0.58)		(0.64)		(0.68)		(0.63)		(0.57)		(0.56)		(0.65)		(0.69)		(0.63)		(0.57)		(0.56)		(0.66)		(0.69)

0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

$7.86		$9.12		$9.32		$9.12		$8.69		$7.84		$9.11		$9.31		$9.10		$8.68		$7.84		$9.12		$9.32		$9.11		$8.69

(7.01)%		4.16%		8.74%		12.74%		3.36%		(7.26)%		4.03%		8.73%		12.86%		3.41%		(7.29)%		4.04%		8.72%		12.88%		3.31%

$762		$1,157		$2,005		$437		$11		$3,965		$6,674		$7,609		$8,930		$7,560		$822		$1,506		$972		$678		$117
0.96%		0.93%		1.02%		1.13%		27.02%		1.14%		1.10%		1.13%		1.16%		1.09%		1.27%		1.30%		1.38%		1.46%		3.93%
0.97%		0.95%		0.98%		1.01%		1.61%		1.09%		1.09%		1.09%		1.16%		1.09%		1.02%		1.08%		1.12%		1.11%		1.11%
5.76%		5.70%		6.06%		7.08%		(18.29)%		5.60%		5.56%		6.08%		7.37%		7.75%		5.48%		5.32%		5.78%		6.97%		4.74%
5.75%		5.67%		6.10%		7.20%		7.11%		5.64%		5.57%		6.12%		7.37%		7.75%		5.73%		5.54%		6.04%		7.32%		7.56%
63%		74%		82%		100%		149%		63%		74%		82%		100%		149%		63%		74%		82%		100%		149%

39

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class										AMR Class
	Year Ended October 31,										Year Ended October 31,
	2015		2014		2013		2012		2011A		2015		2014		2013		2012		2011A
Net asset value, beginning of period	$9.11		$9.30		$9.09		$8.67		$9.05		$9.11		$9.31		$9.10		$8.68		$9.06

Income (loss) from investment operations:
Net investment income (loss)	0.42		0.45		0.49		0.59		0.63		(8.64)		0.57		0.61		0.70		0.74
Net gains (losses) from investments (both realized and unrealized)	(1.13)		(0.15)		0.21		0.42		(0.39)		8.04		(0.15)		0.21		0.42		(0.38)

Total income (loss) from investment operations	(0.71)		0.30		0.70		1.01		0.24		(0.60)		0.42		0.82		1.12		0.36

Less distributions:
Dividends from net investment income	(0.42)		(0.46)		(0.49)		(0.59)		(0.62)		(0.53)		(0.59)		(0.61)		(0.70)		(0.74)
Distributions from net realized gains	(0.14)		(0.03)		—		—		—		(0.14)		(0.03)		—		—		—
Tax return of capital B	(0.00)		—		—		—		—		(0.00)		—		—		—		—

Total distributions	(0.56)		(0.49)		(0.49)		(0.59)		(0.62)		(0.67)		(0.62)		(0.61)		(0.70)		(0.74)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$7.84		$9.11		$9.30		$9.09		$8.67		$7.84		$9.11		$9.31		$9.10		$8.68

Total return C	(7.98)%		3.28%		7.90%		12.06%		2.67%		(6.75)%		4.63%		9.25%		13.46%		3.96%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,552		$1,756		$1,858		$2,262		$403		$538		$128,707		$133,510		$86,030		$73,298
Ratios to average net assets:
Expenses, before reimbursements	2.01%		2.06%		2.12%		2.16%		3.15%		0.61%		0.58%		0.61%		0.62%		0.60%
Expenses, net of reimbursements	1.77%		1.84%		1.87%		1.86%		1.85%		0.61%		0.58%		0.61%		0.62%		0.60%
Net investment income (loss), before reimbursements	4.69%		4.59%		5.11%		6.29%		5.53%		6.16%		6.07%		6.55%		7.91%		8.18%
Net investment income, net of reimbursements	4.93%		4.81%		5.36%		6.60%		6.82%		6.16%		6.07%		6.55%		7.91%		8.18%
Portfolio turnover rate	63%		74%		82%		100%		149%		63%		74%		82%		100%		149%

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

40

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41

American Beacon Intermediate Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.78	$10.73	$11.26	$10.99	$11.10	$10.82	$10.77	$11.31	$11.03	$11.10

Income (loss) from investment operations:
Net investment income (loss)	(24.21)	0.28	0.24	0.27	0.33	0.17	0.32	(0.04)	0.26	0.27
Net gains (losses) from investments (both realized and unrealized)	24.40	0.10	(0.36)	0.34	0.10	(0.02)	0.02	(0.12)	0.32	0.17

Total income (loss) from investment operations	0.19	0.38	(0.12)	0.61	0.43	0.15	0.34	(0.16)	0.58	0.44

Less distributions:
Dividends from net investment income	(0.26)	(0.32)	(0.28)	(0.29)	(0.35)	(0.22)	(0.28)	(0.25)	(0.25)	(0.32)
Distributions from net realized gains	(0.03)	(0.01)	(0.13)	(0.05)	(0.19)	(0.03)	(0.01)	(0.13)	(0.05)	(0.19)

Tax return of capital B	(0.00)	—	—	—	—	—	—	—	—	—
Total distributions	(0.29)	(0.33)	(0.41)	(0.34)	(0.54)	(0.25)	(0.29)	(0.38)	(0.30)	(0.51)

Net asset value, end of period	$10.68	$10.78	$10.73	$11.26	$10.99	$10.72	$10.82	$10.77	$11.31	$11.03

Total return A	1.80%	3.66%	(1.04)%	5.59%	4.11%	1.44%	3.26%	(1.42)%	5.34%	4.19%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,247	$413,618	$339,416	$388,491	$275,234	$220	$241	$183	$113	$60
Ratios to average net assets:
Expenses, before reimbursements	0.32%	0.32%	0.33%	0.33%	0.35%	0.68%	0.70%	0.67%	0.99%	0.73%
Expenses, net of reimbursements	0.32%	0.32%	0.33%	0.33%	0.35%	0.65%	0.65%	0.65%	0.64%	0.65%
Net investment income, before reimbursements	2.17%	2.30%	2.30%	2.25%	3.12%	1.79%	1.93%	1.91%	1.65%	2.74%
Net investment income, net of reimbursements	2.17%	2.30%	2.30%	2.25%	3.12%	1.83%	1.98%	1.93%	2.00%	2.82%
Portfolio turnover rate	117%	41%	50%	144%	75%	117%	41%	50%	144%	75%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

42

American Beacon Intermediate Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$10.76	$10.71	$11.25	$10.97	$11.08	$10.76	$10.71	$11.24	$10.96	$11.07	$10.78	$10.71	$11.25	$10.97	$11.08

(0.24)	0.14	(0.04)	0.22	0.29	0.18	0.18	0.14	0.18	0.28	0.34	(0.25)	0.07	0.13	0.19
0.38	0.18	(0.14)	0.35	0.10	(0.05)	0.12	(0.33)	0.36	0.09	(0.29)	0.48	(0.35)	0.33	0.10

0.14	0.32	(0.18)	0.57	0.39	0.13	0.30	(0.19)	0.54	0.37	0.05	0.23	(0.28)	0.46	0.29

(0.20)	(0.26)	(0.23)	(0.24)	(0.31)	(0.19)	(0.24)	(0.21)	(0.21)	(0.29)	(0.11)	(0.15)	(0.13)	(0.13)	(0.21)
(0.03)	(0.01)	(0.13)	(0.05)	(0.19)	(0.03)	(0.01)	(0.13)	(0.05)	(0.19)	(0.03)	(0.01)	(0.13)	(0.05)	(0.19)

(0.00)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
(0.23)	(0.27)	(0.36)	(0.29)	(0.50)	(0.22)	(0.25)	(0.34)	(0.26)	(0.48)	(0.14)	(0.16)	(0.26)	(0.18)	(0.40)

$10.67	$10.76	$10.71	$11.25	$10.97	$10.67	$10.76	$10.71	$11.24	$10.96	$10.69	$10.78	$10.71	$11.25	$10.97

1.36%	3.12%	(1.58)%	5.20%	3.65%	1.25%	2.92%	(1.69)%	4.99%	3.45%	0.49%	2.24%	(2.51)%	4.21%	2.70%

$774	$1,504	$1,749	$11,011	$3,729	$452	$426	$420	$734	$584	$383	$189	$734	$1,372	$286
0.96%	0.90%	0.87%	0.84%	0.86%	0.99%	1.06%	1.11%	1.12%	1.13%	1.74%	1.83%	1.94%	1.87%	1.86%
0.79%	0.79%	0.79%	0.79%	0.79%	0.88%	0.96%	0.99%	0.99%	0.99%	1.62%	1.73%	1.74%	1.73%	1.72%
1.54%	1.72%	1.74%	1.80%	2.59%	1.46%	1.56%	1.52%	1.48%	2.31%	0.71%	0.83%	0.69%	0.75%	1.61%
1.72%	1.83%	1.82%	1.86%	2.66%	1.57%	1.67%	1.64%	1.61%	2.46%	0.83%	0.93%	0.89%	0.89%	1.75%
117%	41%	50%	144%	75%	117%	41%	50%	144%	75%	117%	41%	50%	144%	75%

43

American Beacon Short-Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.67	$8.70	$8.78	$8.71	$8.89	$8.69	$8.72	$8.77	$8.73	$8.90

Income (loss) from investment operations:
Net investment income (loss)	(3.56)	0.37	(0.09)	0.28	0.26	(0.03)	0.03	0.13	0.10	0.15
Net gains (losses) from investments (both realized and unrealized)	3.60	(0.30)	0.13	(0.05)	(0.25)	0.05	0.02	(0.08)	0.11	(0.15)

Total income (loss) from investment operations	0.04	0.07	0.04	0.23	0.01	0.02	0.05	0.05	0.21	—

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.12)	(0.16)	(0.19)	(0.07)	(0.08)	(0.10)	(0.17)	(0.17)
Distributions from net realized gains	—	—	—	—	—	—	—	—	—	—

Total distributions	(0.09)	(0.10)	(0.12)	(0.16)	(0.19)	(0.07)	(0.08)	(0.10)	(0.17)	(0.17)

Net asset value, end of period	$8.62	$8.67	$8.70	$8.78	$8.71	$8.64	$8.69	$8.72	$8.77	$8.73

Total return A	0.45%	0.83%	0.47%	2.72%	0.17%	0.18%	0.56%	0.56%	2.77%	0.04%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$27,007	$293,620	$150,509	$217,545	$156,937	$847	$1,130	$1,173	$272	$344
Ratios to average net assets:
Expenses, before reimbursements	0.35%	0.37%	0.38%	0.37%	0.37%	0.70%	0.72%	0.72%	0.72%	1.43%
Expenses, net of reimbursements	0.35%	0.37%	0.38%	0.37%	0.37%	0.63%	0.64%	0.63%	0.64%	0.60%
Net investment income (loss), before reimbursements	0.43%	0.60%	0.90%	1.50%	1.73%	0.10%	0.26%	0.58%	1.16%	0.57%
Net investment income (loss), net of reimbursements	0.43%	0.60%	0.90%	1.50%	1.73%	0.17%	0.34%	0.66%	1.24%	1.40%
Portfolio turnover rate	85%	53%	105%	18%	65%	85%	53%	105%	18%	65%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

44

American Beacon Short-Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$8.68	$8.70	$8.79	$8.72	$8.89	$8.68	$8.70	$8.78	$8.71	$8.89	$8.68	$8.70	$8.79	$8.72	$8.90

(1.67)	(0.02)	(0.58)	(0.19)	0.14	(0.54)	(0.07)	0.02	0.08	0.15	(0.07)	(0.03)	0.03	0.02	0.12
1.67	0.07	0.58	0.39	(0.15)	0.55	0.11	(0.02)	0.11	(0.18)	0.01	0.01	(0.10)	0.11	(0.21)

0.00	0.05	0.00	0.20	(0.01)	0.01	0.04	0.00	0.19	(0.03)	(0.06)	(0.02)	(0.07)	0.13	(0.09)

(0.05)	(0.07)	(0.09)	(0.13)	(0.16)	(0.06)	(0.06)	(0.08)	(0.12)	(0.15)	0.00	0.00	(0.02)	(0.06)	(0.09)
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

(0.05)	(0.07)	(0.09)	(0.13)	(0.16)	(0.06)	(0.06)	(0.08)	(0.12)	(0.15)	0.00	0.00	(0.02)	(0.06)	(0.09)

$8.63	$8.68	$8.70	$8.79	$8.72	$8.63	$8.68	$8.70	$8.78	$8.71	$8.62	$8.68	$8.70	$8.79	$8.72

0.03%	0.53%	0.03%	2.28%	(0.12)%	0.06%	0.52%	0.00%	2.22%	(0.33)%	(0.65)%	(0.19)%	(0.85)%	1.46%	(1.00)%

$3,360	$7,255	$7,497	$14,203	$24,557	$444	$1,322	$2,271	$2,951	$3,428	$842	$969	$863	$377	$371
0.90%	0.90%	0.90%	0.89%	0.90%	1.02%	1.10%	1.13%	1.12%	1.38%	1.76%	1.84%	1.89%	1.90%	2.47%
0.78%	0.79%	0.79%	0.79%	0.78%	0.74%	0.82%	0.85%	0.85%	0.84%	1.35%	1.50%	1.60%	1.59%	1.55%
(0.08)%	0.07%	0.39%	0.99%	1.18%	(0.18)%	(0.10)%	0.15%	0.75%	0.49%	(0.95)%	(0.85)%	(0.65)%	(0.03)%	(0.43)%
0.04%	0.19%	0.50%	1.09%	1.30%	0.10%	0.18%	0.43%	1.03%	1.03%	(0.55)%	(0.52)%	(0.36)%	0.28%	0.49%
85%	53%	105%	18%	65%	85%	53%	105%	18%	65%	85%	53%	105%	18%	65%

45

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2015 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

High Yield Bond
Corporate Dividends Received Deduction	0.73%
Qualified Dividend Income	0.81%

Long-term capital gain distributions for the year ended October 31, 2015 were designated for the following Funds:

High Yield Bond	$3,021,909
Intermediate Bond	6,707,319

The High Yield Bond Fund paid $581,451 of short-term capital gain distributions for the year ended October 31, 2015.

Shareholders will receive notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

46

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of:

(1) a new Management Agreement (“New Management Agreement”) among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon High Yield Bond Fund (“ High Yield Bond Fund”), the American Beacon Intermediate Bond Fund (“Intermediate Bond Fund”), and the American Beacon Short-Term Bond Fund (“Short-Term Bond Fund”) (collectively, the “Funds”);

(2) new Investment Advisory Agreements among the Manager, the Trust, on behalf of the High Yield Fund and each of Logan Circle Partners, LP (“Logan”), PENN Capital Management Company, Inc. (“PENN”), Franklin Advisers, Inc. (“Franklin”); and

(3) new Investment Advisory Agreements among the Manager, the Trust, on behalf of the Intermediate Bond Fund, and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”).

Collectively, the new Investment Advisory Agreements are hereinafter referred to as the “New Advisory Agreements,” and Logan, PENN, Franklin and Barrow are hereinafter referred to as the “Sub-Advisors.”

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (the “Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the current Management Agreement (“Current Management Agreement”) among the Manager and the Trust on behalf of the High Yield Bond Fund, Intermediate Bond Fund, and Short-Term Bond Fund and the current Investment Advisory Agreements (“Current Advisory Agreements”) among the Manager, Logan, PENN, Franklin and the Trust, on behalf of the High Yield Bond Fund and the Manager, Barrow and the Trust, on behalf of the Intermediate Bond Fund, provided for their automatic termination in the event of an assignment. The Transaction was deemed an “assignment” under the 1940 Act. As a result, the Current Management Agreement and each Current Advisory Agreement (“Current Agreements”) were deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Funds. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Current Management Agreement and Current Advisory Agreements at in-person meetings held in May and June 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the Sub-Advisors since the May and June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Funds’ fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchasers and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Funds’ Chief Compliance Officer;

•	a discussion of any potential material changes to the Current Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Funds as a result of the Transaction;

47

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Funds; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisors for the May and June 2014 meetings in connection with the renewal of the Current Agreements.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Funds and their shareholders.

In determining whether to approve the New Agreements on December 10, 2014, the Trustees considered the best interests of each Fund separately. The Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Current Agreements in May and June 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each Sub-Advisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a Sub-Advisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and each Sub-Advisor to provide the same services to each Fund on substantially the same terms as the Current Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which each Fund’s assets are managed. The Board also considered representations by the Manager and/or the Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Funds; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Funds’ shares and add new series to the Trust and share classes to the Funds’ product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Funds’ service providers or Sub-Advisors. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisors since the Board’s consideration of the Current Agreements in May and June 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisors were appropriate for each Fund and, thus, determined to approve the New Agreements for each Fund.

Investment Performance. The Board considered its review of the comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisors.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager by Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Funds or the Manager’s fee waivers currently in place with respect to each Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Agreements in May and June 2014. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by each Sub-Advisor from its relationship with its respective Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and each Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Funds.

48

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Funds would pay the same fee rates to the Manager under the New Management Agreement as the Funds currently pay under the Current Management Agreement. The Board also considered that each Fund would pay the same investment advisory fee rate to its Sub-Advisor under the New Advisory Agreement as the Fund pays under its Current Advisory Agreement. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the Manager’s fee schedule for each Fund, Logan, PENN and Franklin’s fee schedules for the High Yield Bond Fund and Barrow’s fee schedule for the Intermediate Bond Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived by the Manager from Relationship With the Funds. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the Sub-Advisors as a result of the advisory relationships with the Funds would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the potential benefits accruing to the Manager and the Sub-Advisors under the New Management Agreement and the New Advisory Agreements by virtue of the Manager’s relationship with the Funds, Logan, PENN and Franklin’s relationship with the High Yield Bond Fund and Barrow’s relationship with the Intermediate Bond Fund, appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Logan, PENN, Franklin, or Barrow, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the High Yield Bond Fund and Intermediate Bond Fund, and the management fee rate to be paid by the Short-Term Bond Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the High Yield Bond Fund, Intermediate Bond Fund and the Short-Term Bond Fund, and approved the New Agreements.

49

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

Special meetings of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) were held on April 7 and April 28, 2015. The shareholders of the High Yield Bond, Intermediate Bond, and Short-Term Bond Funds (the “Funds”) approved a new investment management agreement between American Beacon Advisors, Inc. and the Funds. Approval of this proposal required a majority of the outstanding voting securities of each Fund. The following are the results of the shareholder votes for this proposal:

Funds	For	Against	Abstain	Non-Voting
High Yield Bond Fund	139,702,324.27	363,481.29	998,635.09	71,804,736.72
Intermediate Bond Fund	423,895,861.18	19,848.56	22,610.48	2,016,351.15
Short-Term Bond Fund	225,614,812.58	148,951.69	103,110.14	10,637,861.15

Special meetings of shareholders of the Trust were held on April 7 and April 28, 2015. The shareholders of the Trust approved the re-election of nine of the current Trustees to the Board of the American Beacon Trust and the election of two additional Trustees to the Board. Approval of this proposal required a plurality vote of the Trust’s shares. The following are the results of the election of each Trustee:

Gilbert G. Alvarado
Affirmative	16,655,574,211.10
Withhold	242,060,281.87

Joseph B. Armes
Affirmative	16,653,130,207.99
Withhold	244,504,284.98

Gerard J. Arpey
Affirmative	16,659,813,172.19
Withhold	237,821,320.78

W. Humphrey Bogart
Affirmative	16,532,151,093.14
Withhold	365,483,399.83

Brenda A. Cline
Affirmative	16,662,050,138.08
Withhold	235,584,354.89

Eugene J. Duffy
Affirmative	16,430,210,258.21
Withhold	467,424,234.76

Thomas M. Dunning
Affirmative	16,651,792,247.83
Withhold	245,842,245.14

Alan D. Feld
Affirmative	14,899,039,186.08
Withhold	1,998,595,306.89

Richard A. Massman
Affirmative	16,651,582,060.07
Withhold	246,052,432.90

Barbara J. McKenna
Affirmative	16,435,773,869.81
Withhold	461,860,623.16

R. Gerald Turner
Affirmative	16,653,429,720.08
Withhold	244,204,772.89

50

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-four funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (45)	Trustee since 2015	Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman, President & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

51

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year
Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc. (2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

52

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year
Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC. (2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

53

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon High Yield Fund, American Beacon Intermediate Bond Fund, and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/15

American Beacon®
FUNDS

2015 ANNUAL REPORT

OCTOBER 31, 2015

BALANCED FUND

MID-CAP VALUE FUND

RETIREMENT INCOME AND APPRECIATION FUND

OCTOBER 31, 2015 BALANCED FUND MID-CAP VALUE FUND RETIREMENT INCOME AND APPRECIATION FUND ANNUAL REPORT

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BALANCED FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

MID-CAP VALUE FUND RISKS

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

RETIREMENT INCOME AND APPRECIATION FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2015

Dear Shareholders,

During much of the 12-month period ended October 31, 2015, uneven global economic growth, declining commodity prices and disparate central bank policies set the stage for mixed returns in all markets. The weakening of many currencies against the U.S. dollar also took a toll on total returns for dollar-based investors in many international markets. Uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the 2008 financial crisis continued to weigh heavily on investors’ minds. At its October 2015 meeting, the Federal Open Market Committee decided against changing interest rates, but kept December on the table as a possibility.

For the period under review, performances of the funds’ benchmarks were modest. The American Beacon Balanced Fund’s standard, represented by a mix of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index, gained 1.32%. The American Beacon Mid-Cap Value Fund’s yardstick, the Russell Midcap Value Index, increased 0.47%. And the American Beacon Retirement Income and Appreciation Fund’s benchmark, which is 75% Barclays Capital U.S. Aggregate Bond Index and 25% BofA Merrill Lynch All U.S. Convertibles Index, returned 1.51%.

We are proud to offer a broad range of funds to help investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors has led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

For the 12-month period ended October 31, 2015:

•	American Beacon Balanced Fund (Investor Class) returned -0.35%.

•	American Beacon Mid-Cap Value Fund (Investor Class) returned 2.52%.

•	American Beacon Retirement Income and Appreciation Fund (Investor Class) returned 0.49%.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Domestic Equity Market Overview

October 31, 2015 (Unaudited)

For the year ended October 31, 2015, the broad U.S. stock market was up as the S&P 500 Total Return Index gained 5.2%. Beneath this gain was a more volatile market, which rose almost 10% through late July and then fell more than 12% in the following month before closing the period in October with a strong rebound. Swayed by weather and port disruptions, the economy grew slowly at 0.6% for first quarter of 2015, but rebounded to 3.9% growth (revised) in the second quarter. U.S. housing starts and sales continued their long climb from their lows following the financial crisis, though they remain well below 2005-2006 levels. The U.S. unemployment rate (currently at 5.0%) is at its lowest level since 2008. U.S. auto sales have continued to climb this last year, returning to pre-2008 averages. All of these positive indicators explain the initial market gains in the recent period.

The sharp decline this summer in U.S. equity markets is best explained by concerns over U.S. Federal Reserve (“the Fed”) changes in short-term interest rates, the dramatic decline in the Chinese stock market and heightened world tensions. Investor speculation focused on if and when the Fed would raise the federal funds rate above the current 0.25%. Many feared that even the expected small and gradual rate increases would be too damaging for the U.S. economy given the general weakness abroad. At the same time, investors worried that a Fed decision to not raise rates would signal that the Fed saw a significant possibility for a U.S. slowdown. Ultimately, the Fed chose not to raise rates during their September meeting, pushing rate-hike expectations further in the future. In China, the stock market peaked in June after an explosive rally over the prior 12 months and then proceeded to drop more than 40% in the next three months. This retreat triggered concerns not only about Chinese economic growth, but for other emerging markets as well.

The other key event in this last year was the plunge in oil prices from more than $100 per barrel in mid-2014 to as low as $40 per barrel in mid-2015. The decline was the result of increased supply, primarily due to the U.S. fracking revolution, and weak demand amid sluggish global growth. With substantially lower oil prices, the stocks of oil producers were the worst performers in the U.S. equity market by a wide margin in the last 12 months.

In October, concerns eased about the possibility of a worsening global slowdown. Broad U.S. markets rebounded strongly, moving away from a global macro-driven environment to more of an earnings-driven environment. U.S. jobs growth in October was very strong, unemployment claims were low and automobile sales were strong. Housing continues to improve as sales of previously owned homes rebounded in September; however, new home sales were below expectations, as land availability and lower inventory is becoming a concern in some areas.

American Beacon Balanced FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the Balanced Fund (the “Fund”) returned -0.35% for the twelve months ended October 31, 2015, underperforming the 60% Russell 1000® Value/40% Barclays Capital Aggregate Index (the “Balanced Composite”) return of 1.32% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Institutional Class (1,8)	AADBX	(0.07)%	9.44%	6.26%	$18,358
Y Class (1,3,8)	ACBYX	(0.07)%	9.33%	6.20%	18,249
Investor Class (1,8)	AABPX	(0.35)%	9.09%	5.94%	17,813
Advisor Class (1,2,8)	ABLSX	(0.58)%	8.89%	5.73%	17,463
A Class with sales charge (1,4,8)	ABFAX	(6.19)%	7.64%	5.24%	16,671
A Class without sales charge (1,4,8)	ABFAX	(0.48)%	8.93%	5.87%	17,692
C Class with sales charge (1,5,8)	ABCCX	(2.14)%	8.14%	5.45%	17,006
C Class without sales charge (1,5,8)	ABCCX	(1.14)%	8.14%	5.45%	17,006
AMR Class (1,8)	AABNX	0.28%	9.73%	6.55%	18,858
Balanced Composite Index (6)		1.32%	9.29%	6.27%	18,380
Russell 1000 Value Index (7)		0.53%	13.26%	6.75%	19,227
Barclays Capital Aggregate Index (7)		1.96%	3.03%	4.72%	15,864

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than actual returns shown for 2005.
3.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/05 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05. A portion of the fees charged to the Y Class of the Fund was waived in 2011 and partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011.
4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class of the Fund was waived in 2011 and 2012 and partially recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011 and 2012. A Class has a maximum sales charge of 5.75%.

American Beacon Balanced FundSM

Performance Overview

October 31, 2015 (Unaudited)

5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion.
7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 0.59%, 0.68%, 0.93%, 1.08%, 0.97%, 1.73%, and 0.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the twelve-month period, the Fund’s assets on average were invested 62% in equities (including equitized cash) and 38% in fixed-income securities, ending the period with approximately 54% in equities (including equitized cash) and 32% in fixed-income securities. At the end of the period, 14% of the Fund’s assets were in unequitized cash due to an announced redemption.

The equity portion of the Fund (excluding equitized cash) returned -1.15%, underperforming the Russell 1000® Value Index (the “Index”) return of 0.53%. The Fund’s equities trailed the Index due to stock selection as sector allocation added value relative to the Index. Most of the Fund’s poor performance was attributed to holdings in the Industrials, Information Technology and Utilities sectors. In the Industrials sector, the Fund’s smaller allocation to General Electric (up 8.5%) detracted from performance. The Fund’s positioning in Cummins (down 27.2%) and Joy Global (down 38.1%) also detracted relative value. In the Information Technology sector, Micron Technology (down 50.4%), Qualcomm (down 11.8%) and Applied Materials (down 22.4%) were the largest detractors. NRG Energy (down 55.7%), Calpine (down 32.0%) and CenterPoint Energy (down 20.7%) hurt performance in the Utilities sector.

Good stock selection in the Consumer Staples sector added value relative to the Index. The Fund’s absence from Procter & Gamble, which was down 9.6% in the Index, positively impacted performance. The Fund’s allocation in Imperial Tobacco Group (up 28.9%) and Altria Group (up 30.6%) also added relative value.

The Fund’s significant overweight in Consumer Discretionary, one of the better performing sectors in the Index, contributed approximately 60 basis points (0.60%) to performance through sector allocation. An underweight position in Energy, the worst performing sector in the Index, also added relative value.

The fixed-income portion of the Fund returned 1.74% for the twelve-month period, trailing the Barclays Capital Aggregate Index (the “Barclays Index”) return of 1.96%. During the period, an underweight allocation in Mortgage-Backed Securities detracted from performance. Security selection in Corporates, specifically in the Telecom sector, also detracted value relative to the Barclays Index, as did the Fund’s allocation to Commercial Mortgage-Backed Securities and Agency securities. The aforementioned poor performance was somewhat offset by the Fund’s exposure to U.S. Treasuries which added relative value. The Fund’s overweight position among securities in the 10 to 30 year duration range hurt performance.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.

American Beacon Balanced FundSM

Performance Overview

October 31, 2015 (Unaudited)

Sector Allocation (% Equities)
Financials	26.7
Consumer Discretionary	14.4
Energy	12.8
Health Care	12.4
Information Technology	10.9
Industrials	9.5
Telecommunication Services	4.5
Consumer Staples	3.3
Materials	2.7
Utilities	2.6
Service	0.2

Sector Allocation (% Fixed Income)
U.S. Treasury Notes/Bonds	32.7
Mortgage-Backed Obligations	21.9
Finance	15.1
Manufacturing	7.7
CMBS	5.2
Service	4.4
Asset-Backed Obligations	3.5
Telecommunications	2.6
Utilities	2.4
Energy	2.1
Transportation	0.9
Municipal Obligations	0.8
Consumer	0.7

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the Mid-Cap Value Fund (the “Fund”) returned 2.52% for the twelve months ended October 31, 2015 outperforming the Russell Midcap® Value Index (the “Index”) return of 0.47% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Institutional Class (1,3,9)	AACIX	2.73%	13.77%	8.48%	$22,565
Y Class (1,4,9)	ACMYX	2.76%	13.70%	8.44%	22,492
Investor Class (1,2,9)	AMPAX	2.52%	13.65%	8.28%	22,159
Advisor Class (1,5,9)	AMCSX	2.25%	13.20%	8.04%	21,673
A Class with sales charge (1,6,9)	ABMAX	(3.53)%	11.90%	7.42%	20,451
A Class without sales charge (1,6,9)	ABMAX	2.35%	13.23%	8.06%	21,707
C Class with sales charge (1,7,9)	AMCCX	0.57%	12.37%	7.65%	20,897
C Class without sales charge (1,7,9)	AMCCX	1.57%	12.37%	7.65%	20,897
AMR Class (1,9)	AMDIX	2.99%	14.02%	8.68%	22,989
Russell Midcap Value Index (8)		0.47%	13.64%	8.39%	22,387

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the AMR Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than the actual returns shown for periods through 2005.
2.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/05 up to 3/1/06, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/05. A portion of the fees charged to the Investor Class of the Fund has been waived from 2006 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2006 through 2013.
3.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/05 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 10/31/05. A portion of the fees charged to the Institutional Class of the Fund has been waived from 2007 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2007 through 2013.
4.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/05 up to 11/30/05, the inception date of the Institutional Class, and the total returns of the Institutional Class from 11/30/05 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the AMR and Institutional Classes are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05. A portion of the fees charged to the Fund has been waived from 2010 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns from 2010 through 2013.
5.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/05 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 6/29/07, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the Advisor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/05. A portion of the fees charged to the Advisor Class of the Fund has been waived from 2007 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2007 through 2013.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/05 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the A Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns from 2010 through 2012. A Class shares have a maximum sales charge of 5.75%.
7.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/05 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the C Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013 and partially recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
8.	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index, Russell Midcap Index, and Russell 1000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.
9.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 0.91%, 1.00%, 1.15%, 1.42%, 1.29%, 2.08%, and 0.67%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to superior stock selection. Sector allocation also added value relative to the Index.

A significant portion of the Fund’s excess performance was attributed to holdings in the Consumer Discretionary sector which contributed more than 170 basis points (1.70%) to performance. In the Consumer Discretionary sector, Royal Caribbean Cruises (up 48.7%), L Brands (up 40.8%) and Hanesbrands (up 23.2%) were the largest contributors. The Fund’s Health Care and Consumer Staples sectors also added relative value. Companies in the Health Care sector contributing to performance included Cigna (up 37.5%), Omnicare (up 48.9%) and WellCare Health Plans (up 24.4%). In the Consumer Staples sector, Reynolds American (up 62.1%) and Lorillard (up 19.6%) contributed most to the Fund’s returns. The aforementioned good performance was slightly offset by poor stock selection in the Financials sector where Host Hotels & Resorts (down 22.1%) and Genworth Financial (down 63.8%) detracted from performance.

The Fund’s significant overweight in Consumer Discretionary, one of the better performing sectors in the Index, added approximately 55 basis points (0.55%) to performance through sector allocation. A significant underweight position in the Utilities sector also added relative value. An overweight in the Industrials sector detracted from the Fund’s returns.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

Top Ten Holdings (% Net Assets)
Stanley Black & Decker, Inc.		1.9
Royal Caribbean Cruises Ltd.		1.8
Delphi Automotive plc		1.8
Owens Corning		1.8
Pinnacle West Capital Corp.		1.7
Murphy Oil Corp.		1.7
Dana Holding Corp.		1.7
Lamar Advertising Co.		1.6
Allstate Corp.		1.5
Avnet, Inc.		1.4
Total Fund Holdings	120

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

Sector Allocation (% Equities)
Financials	30.0
Consumer Discretionary	21.1
Industrials	15.4
Information Technology	10.1
Utilities	6.3
Health Care	5.3
Materials	5.2
Energy	5.2
Consumer Staples	1.4

American Beacon Retirement Income and Appreciation FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the Retirement Income and Appreciation Fund (the “Fund”) returned 0.49% for the twelve months ended October 31, 2015. Its benchmark, which is a blend of 75% of the Barclays Capital Aggregate Index (the “Aggregate Index”) and 25% of the BofA Merrill Lynch All U.S. Convertibles Index (the “ML Index”) (combined, the “Retirement Income and Appreciation Composite Index”), returned 1.51%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Y Class (1,2,7)	ACRYX	0.81%	3.68%	4.91%	$16,158
Investor Class (1,7)	AANPX	0.49%	3.38%	4.75%	15,912
A Class with sales charge (1,3,7)	AAPAX	(2.40)%	2.37%	4.24%	15,154
A Class without sales charge (1,3,7)	AAPAX	0.54%	3.37%	4.76%	15,914
C Class with sales charge (1,4,7)	ABACX	(1.22)%	2.54%	4.31%	15,253
C Class without sales charge (1,4,7)	ABACX	(0.22)%	2.54%	4.31%	15,253
Retirement Income and Appreciation Composite Index (6)		1.51%	4.62%	6.03%	17,951
Barclays Capital Aggregate Index (5)		1.96%	3.03%	4.72%	15,862
BofA Merrill Lynch All U.S. Convertibles Index (5)		(0.13)%	9.15%	7.25%	20,137

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 10/31/05 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 10/31/05. A portion of the fees charged to the Y Class has been waived since 2011. Performance prior to waiving fees was lower than the actual returns shown since 2011.
3.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 10/31/05 up to 5/17/10, the inception date of the A Class and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 2.50%.
4.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 10/31/05 up to 9/1/10, the inception date of the C Class and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. One cannot directly invest in an index.

American Beacon Retirement Income and Appreciation FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Barclays Capital Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Y, Investor, A and C Class shares was 0.91%, 1.16%, 1.21% and 1.96%, respectively. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Approximately 75% of the Fund’s assets are allocated to American Beacon Advisors, Inc. (the “Manager”) and invested in income-producing, short- and intermediate-term investment grade bonds. The remaining 25% of assets are managed by Calamos Advisors LLC (the “sub-advisor”) and invested in securities including convertible bonds, convertible preferred securities, high yield bonds, and equities in order to try to enhance the return of the overall Fund.

During the twelve-month period, the Manager’s portion of the Fund returned 1.97%, versus the 1.96% return of the Aggregate Index. This segment of the Fund’s performance was primarily in line with the Aggregate Index due to favorable security selection across sectors, credit quality and duration. The Manager’s allocation among the various sectors also proved beneficial. Good security selection in corporate bonds, specifically in the Manufacturing and Energy sectors, added value relative to the Aggregate Index. The Manager’s portion of the Fund also benefited from exposure to U.S. Treasuries and Mortgage-Backed Securities securities. The Manger’s selection among holdings in the AA-rated and BBB-rated categories contributed to the Fund’s returns. The combination of underweighting AA-rated securities and overweighting BBB-rated securities detracted from performance. From a duration perspective, holdings in the 1 to 3 year, 5 to 7 year and 7 to 10 year duration ranges were all additive.

The portion of the Fund managed by the Fund’s sub-advisor returned -0.52%, trailing the ML Index return of -0.13%. Much of the underperformance for this segment of the Fund was attributed to security selection in the Health Care sector as holdings in biotechnology and the life sciences and tools industry lagged the ML Index. Holdings in the Financials sector also detracted value relative to the ML Index in part due to the sub-advisor’s absence from the property and casualty insurance industry. An underweight position in the strong performing pharmaceuticals industry also detracted from the sub-advisor’s returns.

The Manager and the Fund’s sub-advisor remain focused on the Fund’s investment objectives of generating income and capital appreciation.

Top Ten Holdings (% Net Assets)
Fannie Mae TBA, 3.50%, Due 11/12/2045		3.7
Ginnie Mae REMIC Trust, 3.20%, Due 11/16/2044		2.9
Freddie Mac Gold Pool, 3.50%, Due 6/1/2042		2.2
Ginnie Mae REMIC Trust, 1.45%, Due 4/16/2039		2.0
Ginnie Mae REMIC Trust, 2.17%, Due 4/16/2041		2.0
Fannie Mae Pool, 4.00%, Due 1/1/2041		1.5
Fannie Mae Pool, 3.00%, Due 6/1/2043		1.5
Fannie Mae TBA, 4.50%, Due 11/12/2045		1.3
Fannie Mae TBA, 4.00%, Due 11/12/2045		1.3
Fannie Mae Pool, 3.00%, Due 8/1/2043		1.1
Total Fund Holdings	215

Sector Allocation (% Investments)
Short-Term Investments	9.4
Mortgage Backed Obligations	5.9
Manufacturing	4.0
Finance	3.2
U.S. Treasury Notes/Bonds	2.8
Service	1.0
Telecommunications	0.5

American Beacon FundSM

Fund Expenses

October 31, 2015 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as sales charges (loads) or redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

October 31, 2015 (Unaudited)

Balanced Fund

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 -10/31/15
Institutional Class
Actual	$1,000.00	$961.45	$2.92
Hypothetical **	$1,000.00	$1,022.23	$3.01
Y Class
Actual	$1,000.00	$961.08	$3.31
Hypothetical **	$1,000.00	$1,021.83	$3.41
Investor Class
Actual	$1,000.00	$960.23	$4.35
Hypothetical **	$1,000.00	$1,020.77	$4.48
Advisor Class
Actual	$1,000.00	$958.86	$5.23
Hypothetical **	$1,000.00	$1,019.86	$5.40
A Class
Actual	$1,000.00	$959.50	$4.84
Hypothetical **	$1,000.00	$1,020.27	$4.99
C Class
Actual	$1,000.00	$955.79	$8.53
Hypothetical **	$1,000.00	$1,016.48	$8.79
AMR Class
Actual	$1,000.00	$962.94	$1.58
Hypothetical **	$1,000.00	$1,023.59	$1.63

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.59%, 0.67%, 0.88%, 1.06%, 0.98%, 1.73%, and 0.32% for the Institutional, Y, Investor, Advisor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Mid-Cap Value Fund

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 -10/31/15
Institutional Class
Actual	$1,000.00	$971.43	$4.27
Hypothetical **	$1,000.00	$1,020.87	$4.38
Y Class
Actual	$1,000.00	$971.24	$4.72
Hypothetical **	$1,000.00	$1,020.42	$4.84
Investor Class
Actual	$1,000.00	$970.35	$5.46
Hypothetical **	$1,000.00	$1,019.66	$5.60
Advisor Class
Actual	$1,000.00	$968.77	$6.90
Hypothetical **	$1,000.00	$1,018.20	$7.07
A Class
Actual	$1,000.00	$968.78	$6.20
Hypothetical **	$1,000.00	$1,018.90	$6.36
C Class
Actual	$1,000.00	$965.18	$9.96
Hypothetical **	$1,000.00	$1,015.07	$10.21
AMR Class
Actual	$1,000.00	$972.81	$2.98
Hypothetical **	$1,000.00	$1,022.18	$3.06

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.86%, 0.95%, 1.10%, 1.39%, 1.25%, 2.01%, and 0.60% for the Institutional, Y, Investor, Advisor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Retirement Income and Appreciation Fund

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 -10/31/15
Y Class
Actual	$1,000.00	$986.51	$4.01
Hypothetical **	$1,000.00	$1,021.17	$4.08
Investor Class
Actual	$1,000.00	$984.90	$5.65
Hypothetical **	$1,000.00	$1,019.51	$5.75
A Class
Actual	$1,000.00	$985.39	$5.20
Hypothetical **	$1,000.00	$1,019.96	$5.30
C Class
Actual	$1,000.00	$981.41	$9.29
Hypothetical **	$1,000.00	$1,015.83	$9.45

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 1.13%, 1.04%, and 1.86% for the Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund and American Beacon Retirement Income and Appreciation Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund and American Beacon Retirement Income and Appreciation Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund and American Beacon Retirement Income and Appreciation Fund at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2015

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCK - 58.14%
CONSUMER DISCRETIONARY - 8.39%
Auto Components - 1.56%
Goodyear Tire & Rubber Co.	69,162	$2,271
Johnson Controls, Inc.	156,985	7,093
Magna International, Inc., Class A	34,474	1,818

		11,182

Automobiles - 3.13%
Ford Motor Co.	253,071	3,748
General Motors Co.	268,726	9,381
Harley-Davidson, Inc.	21,867	1,081
Honda Motor Co., Ltd., Sponsored ADRA	65,102	2,157
Toyota Motor Corp., Sponsored ADRA	50,500	6,192

		22,559

Household Durables - 0.40%
Koninklijke Philips Electronics N.V.	27,388	738
Stanley Black & Decker, Inc.	7,123	755
Tupperware Brands Corp.	22,864	1,346

		2,839

Media - 1.18%
CBS Corp., Class BB	16,596	772
Comcast Corp., Class A	8,619	540
Comcast Corp., Special Class A	26,140	1,639
Discovery Communications, Inc.C	61,184	1,801
Interpublic Group of Cos., Inc.	32,551	746
Omnicom Group, Inc.	9,687	726
Tribune Media Co., Class A	56,412	2,276

		8,500

Multiline Retail - 1.70%
Dillard’s, Inc., Class A	14,530	1,300
Kohl’s Corp.	36,326	1,675
Michael Kors Holdings Ltd.C	110,118	4,255
Nordstrom, Inc.	15,385	1,003
Target Corp.	51,782	3,997

		12,230

Specialty Retail - 0.42%
Bed Bath & Beyond, Inc.C	37,110	2,213
DSW, Inc., Class A	32,551	812

		3,025

Total Consumer Discretionary		60,335

CONSUMER STAPLES - 1.92%
Food & Drug Retailing - 0.18%
Wal-Mart Stores, Inc.	23,006	1,317

Food Products - 0.24%
Bunge Ltd.	8,975	655
Kellogg Co.	14,958	1,055

		1,710

Tobacco - 1.50%
Altria Group, Inc.	47,081	2,847
Imperial Tobacco Group PLC, ADRA D	33,477	3,608
Philip Morris International, Inc.	48,648	4,300

		10,755

Total Consumer Staples		13,782

ENERGY - 7.47%
Energy Equipment & Services - 0.76%
Cobalt International Energy, Inc.C	391,680	3,004
Schlumberger Ltd.	31,411	2,455

		5,459

	Shares	Fair Value
		(000’s)
Oil & Gas - 6.71%
Apache Corp.	32,052	$1,511
BP PLC, Sponsored ADRA D	247,267	8,828
Canadian Natural Resources Ltd.	138,039	3,205
Cimarex Energy Co.	22,223	2,624
ConocoPhillips	76,634	4,088
Continental Resources, Inc.C	83,763	2,840
Devon Energy Corp.	36,682	1,538
Hess Corp.	61,398	3,451
Kosmos Energy Ltd.C	116,884	797
Marathon Oil Corp.	205,420	3,776
Marathon Petroleum Corp.	39,816	2,062
Murphy Oil Corp.	55,557	1,579
Occidental Petroleum Corp.	63,606	4,742
Phillips 66	44,442	3,958
Royal Dutch Shell PLC, Class A, ADRA D	50,574	2,653
Seadrill Ltd.C	78,350	507

		48,159

Total Energy		53,618

FINANCIALS - 15.48%
Banks - 1.41%
Bank of New York Mellon Corp.	17,237	718
Citizens Financial Group	88,892	2,160
PNC Financial Services Group, Inc.	65,761	5,935
SunTrust Banks, Inc.	30,941	1,285

		10,098

Diversified Financials - 10.61%
American Express Co.	33,477	2,453
Bank of America Corp.	964,769	16,188
Blackstone Group, LPE	60,757	2,009
Capital One Financial Corp.	67,239	5,305
Citigroup, Inc.	293,365	15,597
Goldman Sachs Group, Inc.	7,550	1,416
JPMorgan Chase & Co.	210,572	13,529
KKR & Co., LPE	178,781	3,066
Morgan Stanley	21,439	707
Nomura Holdings, Inc.	377,078	2,372
Santander Consumer USA Holdings, Inc.	121,443	2,187
SLM Corp.C	139,891	988
State Street Corp.	15,314	1,057
Synchrony FinancialC	49,432	1,521
Wells Fargo & Co.	146,085	7,909

		76,304

Insurance - 3.18%
Allstate Corp.	28,420	1,759
American International Group, Inc.	106,912	6,741
Berkshire Hathaway, Inc., Class BC	29,207	3,973
Chubb Corp.	11,111	1,437
MetLife, Inc.	133,338	6,718
Unum Group	63,036	2,184

		22,812

Real Estate - 0.28%
Hatteras Financial Corp.F	88,892	1,272
Two Harbors Investment Corp.F	87,182	738

		2,010

Total Financials		111,224

HEALTH CARE - 7.24%
Biotechnology - 0.06%
PTC Therapeutics, Inc.C	18,519	461

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Health Care Equipment & Supplies - 1.21%
Medtronic PLCD	97,316	$7,194
Zimmer Biomet Holdings, Inc.	14,174	1,482

		8,676

Health Care Providers & Services - 1.28%
Anthem, Inc.	43,947	6,116
Express Scripts Holding Co.C	20,086	1,735
Humana, Inc.	7,408	1,323

		9,174

Pharmaceuticals - 4.69%
AbbVie, Inc.	39,104	2,329
Endo International PLCC D	16,240	974
GlaxoSmithKline PLC, Sponsored ADRA D	83,621	3,601
Horizon Pharma PLCC D	51,213	805
Jazz Pharmaceuticals PLCC D	5,342	733
Johnson & Johnson	34,474	3,483
Mallinckrodt PLCC D	15,456	1,015
Merck & Co., Inc.	103,850	5,676
Mylan N.V.C	31,198	1,376
Pfizer, Inc.	169,987	5,749
Sanofi, ADRA	143,808	7,238
ZS Pharma, Inc.C	11,040	718

		33,697

Total Health Care		52,008

INDUSTRIALS - 5.57%
Aerospace & Defense - 1.91%
Boeing Co.	11,753	1,740
General Dynamics Corp.	22,294	3,312
Raytheon Co.	31,839	3,739
Rockwell Collins, Inc.	16,311	1,414
United Technologies Corp.	35,756	3,519

		13,724

Commercial Services & Supplies - 0.10%
Covanta Holding Corp.	44,090	739

Construction & Engineering - 0.51%
AECOM Technology Corp.C	57,338	1,690
Chicago Bridge & Iron Co., N.V.	44,019	1,975

		3,665

Diversified Manufacturing - 0.30%
Eaton Corp., PLCD	39,032	2,182

Industrial Conglomerates - 0.41%
Honeywell International, Inc.	28,633	2,957

Machinery - 2.34%
Caterpillar, Inc.	28,064	2,048
CNH Industrial N.V.	269,240	1,828
Cummins, Inc.	26,497	2,743
Oshkosh Corp.	44,019	1,809
PACCAR, Inc.	21,439	1,129
Parker Hannifin Corp.	17,807	1,864
Reliance Steel & Aluminum Co.	48,577	2,913
Terex Corp.	50,670	1,016
Xylem, Inc.	38,249	1,393

		16,743

Total Industrials		40,010

INFORMATION TECHNOLOGY - 6.35%
Communications Equipment - 1.33%
ARRIS Group, Inc.C	46,312	1,309

	Shares	Fair Value
		(000’s)
Cisco Systems, Inc.	138,822	$4,005
Corning, Inc.	227,572	4,233

		9,547

Computers & Peripherals - 0.53%
HP, Inc.	103,493	2,790
International Business Machines Corp.	2,351	329
Teradata Corp.C	24,146	679

		3,798

Semiconductor Equipment & Products - 1.91%
Applied Materials, Inc.	98,151	1,646
Intel Corp.	45,443	1,539
Lam Research Corp.	25,428	1,948
Micron Technology, Inc.C	253,214	4,192
Qualcomm, Inc.	61,825	3,674
Texas Instruments, Inc.	12,109	687

		13,686

Software - 2.58%
Microsoft Corp.	177,926	9,365
Navient Corp.	68,663	906
Oracle Corp.	214,465	8,330

		18,601

Total Information Technology		45,632

MATERIALS - 1.59%
Chemicals - 1.10%
Air Products & Chemicals, Inc.	25,072	3,485
Dow Chemical Co.	34,118	1,763
Eastman Chemical Co.	36,611	2,642

		7,890

Containers & Packaging - 0.10%
Packaging Corp of America	10,186	697

Paper & Forest Products - 0.39%
International Paper Co.	16,169	690
Louisiana-Pacific Corp.C	119,520	2,111

		2,801

Total Materials		11,388

TELECOMMUNICATION SERVICES - 2.61%
Diversified Telecommunication Services - 1.60%
AT&T, Inc.	82,323	2,759
Telefonaktiebolaget LM Ericsson, Sponsored ADRA	202,357	1,971
Verizon Communications, Inc.	143,956	6,748

		11,478

Wireless Telecommunication Services - 1.01%
China Mobile Ltd., Sponsored ADRA	71,797	4,330
Vodafone Group PLC, Sponsored ADRA D	88,781	2,927

		7,257

Total Telecommunication Services		18,735

UTILITIES - 1.52%
Calpine Corp.C	173,296	2,688
CenterPoint Energy, Inc.	105,702	1,961
Entergy Corp.	35,186	2,398
NRG Energy, Inc.	93,166	1,201
PPL Corp.	32,622	1,122
Southern Co.	33,548	1,513

Total Utilities		10,883

Total Common Stock (Cost $383,763)		417,615

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
PREFERRED STOCK - 0.31%
FINANCIALS - 0.17%
Allstate Corp., 1%, Due 1/15/2053	48,648	$1,251

SERVICE - 0.14%
Comcast Corp., 5%, Due 12/15/2061	37,394	986

Total Preferred Stock (Cost $2,250)		2,237

	Par Amount
	(000’s)
CORPORATE OBLIGATIONS 13.48%
MANUFACTURING- 2.91%
ABB Finance USA, Inc.,
2.875%, Due 5/8/2022	$135	134
Altera Corp.,
2.50%, Due 11/15/2018	60	61
American Honda Finance Corp.,
3.875%, Due 9/21/2020G	250	266
Apple, Inc.,
2.40%, Due 5/3/2023	565	553
Applied Materials, Inc.,
5.10%, Due 10/1/2035	1,935	1,956
BAE Systems Holdings, Inc.,
3.80%, Due 10/7/2024G	650	657
BHP Billiton Finance USA Ltd.,
1.625%, Due 2/24/2017	215	216
Caterpillar Financial Services Corp.,
1.625%, Due 6/1/2017	365	368
Cummins, Inc.,
3.65%, Due 10/1/2023	165	172
Daimler Finance North America LLC,
2.25%, Due 9/3/2019G H	350	343
2.45%, Due 5/18/2020G H	650	650
Delphi Corp.,
4.15%, Due 3/15/2024	315	316
Dow Chemical Co.,
4.125%, Due 11/15/202[1]	580	613
3.50%, Due 10/1/2024	400	392
Eaton Corp., PLC,
5.60%, Due 5/15/2018D	160	174
2.75%, Due 11/2/2022D	155	152
Eaton Electric Holdings LLC,
3.875%, Due 12/15/2020H	295	310
Ford Motor Credit Co., LLC,
4.25%, Due 2/3/2017H	300	309
0.956%, Due 3/27/2017H I	400	397
1.237%, Due 6/15/2018H I	980	969
5.875%, Due 8/2/2021H	400	456
General Electric Co.,
5.25%, Due 12/6/2017	215	232
Hewlett Packard Enterprise Co.,
6.35%, Due 10/15/2045G	1,935	1,874
HP, Inc.,
4.05%, Due 9/15/2022	300	299
Ingersoll-Rand Luxembourg Finance S.A.,
2.625%, Due 5/1/2020	300	298
Intel Corp.,
3.30%, Due 10/1/2021	240	252
John Deere Capital Corp.,
1.05%, Due 10/11/2016	290	291
1.30%, Due 3/12/2018	355	353
Johnson Controls, Inc.,

	Par Amount	Fair Value
	(000’s)	(000’s)
5.00%, Due 3/30/2020	$300	$325
Koninklijke Philips Electronics N.V.,
5.75%, Due 3/11/2018	205	222
LYB International Finance BV,
4.00%, Due 7/15/2023	305	309
Microsoft Corp.,
3.75%, Due 2/12/2045	375	346
Monsanto Co.,
1.15%, Due 6/30/2017	645	643
4.40%, Due 7/15/2044	295	263
Nissan Motor Acceptance Corp.,
2.35%, Due 3/4/2019G	600	604
Northrop Grumman Corp.,
5.05%, Due 8/1/2019	150	164
3.85%, Due 4/15/2045	400	359
Nucor Corp.,
4.125%, Due 9/15/2022	160	167
4.00%, Due 8/1/2023	165	168
Oracle Corp.,
2.25%, Due 10/8/2019	325	329
3.25%, Due 5/15/2030	800	749
4.30%, Due 7/8/2034	325	324
PACCAR Financial Corp.,
2.20%, Due 9/15/2019	190	191
Pentair Finance S.A.,
3.15%, Due 9/15/2022	200	189
Qualcomm, Inc.,
3.00%, Due 5/20/2022	195	193
Rio Tinto Finance USA Ltd.,
3.75%, Due 6/15/2025	130	128
Toyota Motor Credit Corp.,
2.125%, Due 7/18/2019	840	846
United Technologies Corp.,
6.125%, Due 7/15/2038	450	560
Volkswagen Group of America Finance LLC,
2.45%, Due 11/20/2019G H	650	622
Xerox Corp.,
2.95%, Due 3/15/2017	150	152

		20,916

FINANCE- 5.69%
ABN AMRO Bank N.V.,
1.80%, Due 6/4/2018G	600	598
ACE INA Holdings, Inc.,
3.35%, Due 5/3/2026	265	266
Aetna, Inc.,
4.75%, Due 3/15/2044	225	233
American Express Co.,
4.05%, Due 12/3/2042	295	283
American Express Credit Corp.,
2.375%, Due 3/24/2017	360	366
2.125%, Due 3/18/2019	370	372
American International Group, Inc.,
4.875%, Due 6/1/2022	600	667
4.50%, Due 7/16/2044	210	206
Bank of America Corp.,
7.80%, Due 9/15/2016	700	738
2.60%, Due 1/15/2019	745	754
4.125%, Due 1/22/2024	400	417
6.11%, Due 1/29/2037	365	423
5.00%, Due 1/21/2044	495	525
Bank of New York Mellon Corp.,
1.30%, Due 1/25/2018	490	489
2.20%, Due 3/4/2019	365	369

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
Barclays Bank PLC,
0.873%, Due 12/9/2016D I	$895	$895
3.75%, Due 5/15/2024D	900	920
BB&T Corp.,
1.45%, Due 1/12/2018	445	444
Bear Stearns Cos. LLC,
7.25%, Due 2/1/2018H	720	805
BNP Paribas S.A.,
3.60%, Due 2/23/2016	320	323
Capital One Financial Corp.,
2.45%, Due 4/24/2019	275	275
Citigroup, Inc.,
0.872%, Due 3/10/2017I	135	135
0.985%, Due 4/27/2018I	875	872
8.50%, Due 5/22/2019	800	966
4.40%, Due 6/10/2025	990	1,001
5.875%, Due 1/30/2042	300	351
CNA Financial Corp.,
7.35%, Due 11/15/2019	295	346
Deutsche Bank AG/London,
0.924%, Due 2/13/2017I	1,110	1,109
ERP Operating LP,
3.00%, Due 4/15/2023J	160	157
Fifth Third Bancorp,
0.765%, Due 12/20/2016I	875	870
General Electric Capital Corp.,
5.625%, Due 5/1/2018	375	412
6.00%, Due 8/7/2019	350	401
5.50%, Due 1/8/2020	250	284
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	325	328
6.25%, Due 9/1/2017	650	705
5.95%, Due 1/18/2018	450	491
1.421%, Due 11/15/2018I	1,700	1,709
6.00%, Due 6/15/2020	175	200
5.75%, Due 1/24/2022	800	917
3.50%, Due 1/23/2025	190	188
Health Care REIT, Inc.,
4.125%, Due 4/1/2019F	185	195
5.25%, Due 1/15/2022F	215	234
Humana, Inc.,
3.15%, Due 12/1/2022	365	361
ING Bank N.V.,
3.75%, Due 3/7/2017G	400	412
JPMorgan Chase & Co.,
0.666%, Due 6/13/2016I	415	414
3.625%, Due 5/13/2024	900	910
3.875%, Due 9/10/2024	330	330
5.50%, Due 10/15/2040	650	746
KeyCorp,
5.10%, Due 3/24/2021	195	217
Liberty Mutual Group, Inc.,
4.25%, Due 6/15/2023G	235	241
Liberty Mutual Insurance Co.,
7.875%, Due 10/15/2026G	1,215	1,466
Macquarie Bank Ltd.,
0.925%, Due 10/27/2017G I	820	816
Macquarie Group Ltd.,
1.297%, Due 1/31/2017G I	615	616
MetLife, Inc.,
6.375%, Due 6/15/2034	350	438
4.721%, Due 12/15/2044	400	416
Morgan Stanley,

	Par Amount	Fair Value
	(000’s)	(000’s)
1.575%, Due 4/25/2018I	$1,700	$1,722
7.30%, Due 5/13/2019	750	875
5.625%, Due 9/23/2019	350	390
3.875%, Due 4/29/2024	560	576
4.35%, Due 9/8/2026	330	335
Nordea Bank AB,
4.875%, Due 1/27/2020G	250	276
PNC Funding Corp.,
3.30%, Due 3/8/2022	325	335
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	300	352
4.60%, Due 5/15/2044	650	660
Simon Property Group LP,
2.20%, Due 2/1/2019J	485	489
3.375%, Due 10/1/2024J	650	656
State Street Corp.,
2.55%, Due 8/18/2020	200	202
SunTrust Banks, Inc.,
3.50%, Due 1/20/2017	320	327
Toronto Dominion Bank,
2.625%, Due 9/10/2018	450	462
UBS AG,
5.875%, Due 12/20/2017	611	662
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	250	248
3.95%, Due 10/15/2042	165	155
US Bancorp,
1.95%, Due 11/15/2018	725	732
Ventas Realty LP,
5.70%, Due 9/30/2043J	135	148
Wachovia Corp.,
0.691%, Due 10/15/2016I	400	399
Wells Fargo & Co.,
2.15%, Due 1/15/2019	200	202
2.15%, Due 1/30/2020	245	244
4.30%, Due 7/22/2027	200	206
3.90%, Due 5/1/2045	650	604

		40,879

CONSUMER- 0.26%
Altria Group, Inc.,
4.75%, Due 5/5/2021	300	331
General Mills, Inc.,
2.20%, Due 10/21/2019	600	601
Kraft Heinz Foods Co.,
3.50%, Due 7/15/2022G	235	239
5.00%, Due 7/15/2035G	235	245
Reynolds American, Inc.,
5.85%, Due 8/15/2045	130	144
SABMiller Holdings, Inc.,
4.95%, Due 1/15/2042G	300	303

		1,863

SERVICE- 1.67%
21st Century Fox America, Inc.,
4.95%, Due 10/15/2045	610	624
AbbVie, Inc.,
1.75%, Due 11/6/2017	230	232
2.90%, Due 11/6/2022	170	165
Actavis Funding SCS,
4.55%, Due 3/15/2035	55	52
Alibaba Group Holding Ltd.,
3.60%, Due 11/28/2024G	650	629
Baxalta, Inc.,
4.00%, Due 6/23/2025G	235	236

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
Baxter International, Inc.,
1.85%, Due 6/15/2018	$270	$270
Bayer US Finance LLC,
2.375%, Due 10/8/2019G H	300	303
Becton Dickinson and Co.,
3.125%, Due 11/8/2021	270	271
3.875%, Due 5/15/2024	235	242
Cardinal Health, Inc.,
3.20%, Due 3/15/2023	340	336
CBS Corp.,
3.375%, Due 3/1/2022	700	698
Celgene Corp.,
5.25%, Due 8/15/2043	145	149
Comcast Corp.,
5.875%, Due 2/15/2018	410	451
6.55%, Due 7/1/2039	450	571
CVS Health Corp.,
1.90%, Due 7/20/2018	300	302
DIRECTV Holdings LLC,
6.35%, Due 3/15/2040H	120	131
eBay, Inc.,
1.35%, Due 7/15/2017	265	263
Genzyme Corp.,
5.00%, Due 6/15/2020	210	235
GlaxoSmithKline Capital PLC,
1.50%, Due 5/8/2017D	555	560
Home Depot, Inc.,
2.70%, Due 4/1/2023	150	149
3.35%, Due 9/15/2025	210	215
MasterCard, Inc.,
3.375%, Due 4/1/2024	250	257
McKesson Corp.,
3.25%, Due 3/1/2016	160	161
Medtronic, Inc.,
3.50%, Due 3/15/2025	650	666
4.375%, Due 3/15/2035	185	192
Sanofi,
1.25%, Due 4/10/2018	105	105
4.00%, Due 3/29/2021	270	291
Thomson Reuters Corp.,
4.30%, Due 11/23/2023	300	312
3.85%, Due 9/29/2024	400	397
Time Warner, Inc.,
4.875%, Due 3/15/2020	450	497
4.75%, Due 3/29/2021	325	356
Viacom, Inc.,
4.50%, Due 2/27/2042	450	346
Walgreens Boots Alliance, Inc.,
2.70%, Due 11/18/2019	325	326
3.80%, Due 11/18/2024	300	298
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350	493
Zimmer Biomet Holdings, Inc.,
3.55%, Due 4/1/2025	195	192

		11,973

UTILITIES- 0.89%
Consolidated Edison Co., of New York, Inc.,
5.50%, Due 12/1/2039	350	406
4.625%, Due 12/1/2054	115	116
Delmarva Power & Light Co.,
3.50%, Due 11/15/2023	220	228
Dominion Resources, Inc.,
4.70%, Due 12/1/2044	650	643

	Par Amount	Fair Value
	(000’s)	(000’s)
Duke Energy Corp.,
3.55%, Due 9/15/2021	$475	$491
Duke Energy Progress LLC,
4.15%, Due 12/1/2044H	260	261
MidAmerican Energy Holdings Co.,
6.125%, Due 4/1/2036	500	600
National Rural Utilities Cooperative Finance Corp.,
5.45%, Due 4/10/2017	240	255
Pacific Gas & Electric Co.,
4.30%, Due 3/15/2045	650	649
Progress Energy, Inc.,
4.875%, Due 12/1/2019	350	381
Sierra Pacific Power Co.,
3.375%, Due 8/15/2023	160	163
Southern Co.,
2.15%, Due 9/1/2019	220	217
2.75%, Due 6/15/2020	500	497
Southwestern Electric Power Co.,
3.55%, Due 2/15/2022	600	611
Union Electric Co.,
6.70%, Due 2/1/2019	200	230
WEC Energy Group, Inc.,
3.55%, Due 6/15/2025	280	285
Xcel Energy, Inc.,
5.613%, Due 4/1/2017	329	347

		6,380

ENERGY- 0.75%
Apache Corp.,
5.10%, Due 9/1/2040	170	163
Buckeye Partners LP,
4.875%, Due 2/1/2021J	165	167
Canadian Natural Resources Ltd.,
3.45%, Due 11/15/202[1]	330	321
6.25%, Due 3/15/2038	365	382
Columbia Pipeline Group, Inc.,
4.50%, Due 6/1/2025G	315	303
Devon Energy Corp.,
4.75%, Due 5/15/2042	300	268
Energy Transfer Partners LP,
4.65%, Due 6/1/2021J	285	283
Enterprise Products Operating LLC,
6.125%, Due 10/15/2039H	345	365
EOG Resources, Inc.,
2.50%, Due 2/1/2016	325	326
Halliburton Co.,
3.25%, Due 11/15/2021	400	405
Husky Energy, Inc.,
3.95%, Due 4/15/2022	365	357
Marathon Petroleum Corp.,
3.625%, Due 9/15/2024	165	161
Phillips 66,
2.95%, Due 5/1/2017	225	230
4.30%, Due 4/1/2022	170	180
Plains All American Pipeline LP / PAA Finance Corp.,
4.70%, Due 6/15/2044J	140	121
Schlumberger Investment S.A.,
3.65%, Due 12/1/2023	165	171
Shell International Finance BV,
1.125%, Due 8/21/2017	300	300
Spectra Energy Partners LP,
4.60%, Due 6/15/2021J	135	141

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
Sunoco Logistics Partners Operations LP,
4.25%, Due 4/1/2024J	$100	$90
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	300	300
6.10%, Due 6/1/2040	170	190
Williams Partners LP,
3.90%, Due 1/15/2025J	180	153

		5,377

TRANSPORTATION- 0.34%
Burlington Northern Santa Fe LLC,
3.65%, Due 9/1/2025H	205	209
7.95%, Due 8/15/2030H	295	414
5.75%, Due 5/1/2040H	420	480
Canadian National Railway Co.,
5.55%, Due 5/15/2018	350	384
CSX Corp.,
5.50%, Due 4/15/2041	325	364
Norfolk Southern Corp.,
5.75%, Due 4/1/2018	425	464
Union Pacific Corp.,
3.375%, Due 2/1/2035	150	138

		2,453

TELECOMMUNICATIONS- 0.97%
America Movil S.A.B. de C.V.,
6.375%, Due 3/1/2035	350	405
AT&T, Inc.,
2.45%, Due 6/30/2020	195	193
3.40%, Due 5/15/2025	350	340
4.50%, Due 5/15/2035	295	276
4.35%, Due 6/15/2045	841	728
Deutsche Telekom International Finance BV,
4.875%, Due 3/6/2042G	300	310
Oi Brasil Holdings Cooperatief UA,
5.75%, Due 2/10/2022G	1,890	1,172
Rogers Communications, Inc.,
5.00%, Due 3/15/2044	345	352
Verizon Communications, Inc.,
4.60%, Due 4/1/2021	360	392
3.50%, Due 11/1/2024	155	155
6.40%, Due 9/15/2033	400	462
6.90%, Due 4/15/2038	475	572
6.55%, Due 9/15/2043	600	718
Vodafone Group PLC,
6.15%, Due 2/27/2037D	815	881

		6,956

Total Corporate Obligations (Cost $95,029)		96,797

FOREIGN GOVERNMENT OBLIGATION - 0.03% (Cost $199)
Oil & Gas - 0.03%
Petroleos Mexicanos,
6.00%, Due 3/5/2020	200	217

ASSET-BACKED OBLIGATIONS - 1.31%
Ally Auto Receivables Trust,
1.39%, Due 9/16/2019, 2015 1 A3	605	603
American Express Credit Account Master Trust,
1.26%, Due 1/15/2020, 2014 2 A	565	567

	Par Amount	Fair Value
	(000’s)	(000’s)
AmeriCredit Automobile Receivables Trust,
1.15%, Due 6/10/2019, 2014 3 A3	$455	$454
Capital Auto Receivables Asset Trust,
1.09%, Due 3/20/2018, 2013-4 A3	580	580
Capital One Multi-Asset Execution Trust,
1.48%, Due 7/15/2020, 2014 A5 A	530	532
Ford Credit Auto Owner Trust,
2.03%, Due 8/15/2020, 2015 A B	605	606
Ford Credit Floorplan Master Owner Trust,
1.50%, Due 9/15/2018, 2013-5 A1	1,100	1,105
1.40%, Due 8/15/2019, 2014 4 A1	780	780
GM Financial Automobile Leasing Trust,
1.68%, Due 12/20/2018, 2015 2 A3	1,000	1,000
Hyundai Auto Receivables Trust,
0.79%, Due 7/16/2018, 2014 A A3	305	305
Mercedes Benz Auto Lease Trust,
0.90%, Due 12/16/2019, 2014 A A4	820	820
Nissan Master Owner Trust Receivables,
0.496%, Due 2/15/2018, 2013-A AI	1,500	1,498
Volkswagen Auto Lease Trust,
1.25%, Due 12/20/2017, 2015 A A3	525	523

Total Asset-Backed Obligations (Cost $9,368)		9,373

COMMERCIAL MORTGAGED-BACKED OBLIGATIONS - 1.96%
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PW14 A4	642	660
5.54%, Due 9/11/2041, 2006-PW13 A4	364	370
Ginnie Mae REMIC Trust,
1.147%, Due 12/16/2038, 2013-139 A	1,757	1,739
1.624%, Due 7/16/2039, 2013-78 AB	1,817	1,793
2.586%, Due 9/16/2039, 2014-31 AB	516	521
1.367%, Due 11/16/2041, 2013-125 AB	1,769	1,749
3.20%, Due 11/16/2044, 2011-92 B	1,994	2,034
GS Mortgage Securities Trust,
3.679%, Due 8/10/2043, 2010-C1 A1G	127	131
3.849%, Due 12/10/2043, 2010-C2 A1G	92	95
3.645%, Due 3/10/2044, 2011-GC3 A2G	167	167
3.033%, Due 11/10/2046, 2013-GC16 A2	935	965
JP Morgan Chase Commercial Mortgage Securities Corp.,
3.853%, Due 6/15/2043, 2010-C1 A1G	20	20
4.388%, Due 2/15/2046, 2011-C3 A3G	400	422
5.695%, Due 2/12/2049, 2007-CB19 A4	547	571
JPMBB Commercial Mortgage Securities Trust,
3.157%, Due 7/15/2045, 2013-C12 ASB	665	687
LB-UBS Commercial Mortgage Trust,
5.424%, Due 2/15/2040, 2007-C1 A4	475	489
Wachovia Bank Commercial Mortgage Trust,
5.708%, Due 6/15/2049, 2007-C32 A2	39	40

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
Wells Fargo Commercial Mortgage Trust,
3.412%, Due 9/15/2058, 2015-C30 ASB	$1,095	$1,130
WF-RBS Commercial Mortgage Trust,
3.66%, Due 3/15/2047, 2014-C19 A3	455	477

Total Commercial Mortgage-Backed Obligations (Cost $13,919)		14,060

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.27%
Federal Home Loan Mortgage Corporation
4.50%, Due 3/1/2019	63	65
5.00%, Due 10/1/2020	30	32
3.50%, Due 8/1/2026	137	145
3.50%, Due 9/1/2028	756	803
5.00%, Due 8/1/2033	191	211
5.50%, Due 2/1/2034	176	196
5.00%, Due 3/1/2034	141	156
6.00%, Due 6/1/2034	139	159
6.00%, Due 8/1/2034	111	127
5.00%, Due 8/1/2035	107	118
5.00%, Due 9/1/2035	73	80
5.50%, Due 4/1/2037	111	124
5.50%, Due 5/1/2038	56	63
4.00%, Due 1/1/2041	603	642
4.50%, Due 2/1/2041	471	510
3.50%, Due 3/1/2042	366	382
3.50%, Due 6/1/2042	1,798	1,874
3.50%, Due 7/1/2042	478	498
3.00%, Due 8/1/2042	763	770
3.50%, Due 2/1/2043	953	994

		7,949

Federal National Mortgage Association
6.00%, Due 4/1/2016	3	3
5.00%, Due 12/1/2017	40	42
4.50%, Due 9/1/2018	37	38
4.00%, Due 8/1/2020	65	68
3.50%, Due 1/1/2026	122	129
4.00%, Due 5/1/2026	642	683
4.00%, Due 6/1/2026	813	864
3.50%, Due 1/1/2028	401	424
3.00%, Due 7/1/2029	727	758
5.00%, Due 3/1/2034	211	233
4.50%, Due 4/1/2034	310	339
4.50%, Due 9/1/2034	93	101
3.50%, Due 10/1/2034	249	263
5.50%, Due 12/1/2035	54	60
5.00%, Due 2/1/2036	81	89
5.50%, Due 4/1/2036	98	110
6.00%, Due 9/1/2036	72	82
5.50%, Due 2/1/2037	108	121
5.50%, Due 6/1/2038	35	40
4.50%, Due 1/1/2040	514	558
5.00%, Due 5/1/2040	790	873
5.00%, Due 6/1/2040	673	744
4.00%, Due 9/1/2040	427	455
4.00%, Due 1/1/2041	1,295	1,380
4.00%, Due 2/1/2041	627	672
5.00%, Due 3/1/2041	606	670
4.50%, Due 4/1/2041	922	1,002
4.50%, Due 6/1/2041	771	838
4.50%, Due 8/1/2041	420	456
4.50%, Due 10/1/2041	531	581

	Par Amount	Fair Value
	(000’s)	(000’s)
4.00%, Due 11/1/2041	$209	$223
3.50%, Due 1/1/2043	1,083	1,129
4.50%, Due 1/1/2043	738	804
3.00%, Due 5/1/2043	1,116	1,131
3.00%, Due 6/1/2043	3,529	3,577
3.50%, Due 7/1/2043	444	463
3.00%, Due 8/1/2043	2,189	2,219
3.50%, Due 8/1/2044	1,188	1,238
4.00%, Due 9/1/2044	1,023	1,100
4.00%, Due 3/1/2045	1,101	1,178
3.50%, Due 4/1/2045	1,108	1,154
4.00%, Due 4/1/2045	1,289	1,376
4.00%, Due 7/1/2045	2,389	2,551
3.50%, Due 11/12/2045K	5,000	5,204
4.00%, Due 11/12/2045 K	3,000	3,194
4.50%, Due 11/12/2045 K	2,000	2,167

		41,384

Government National Mortgage Association
7.00%, Due 12/15/2025	81	94
6.50%, Due 8/15/2027	82	95
6.50%, Due 11/15/2027	85	99
7.50%, Due 12/15/2028	78	93
5.50%, Due 7/15/2033	177	202
6.00%, Due 12/15/2033	209	243
4.50%, Due 5/15/2039	474	515
5.50%, Due 2/15/2040	372	417
4.00%, Due 5/15/2040	365	389
4.50%, Due 6/15/2040	383	420
3.50%, Due 9/15/2041	1,051	1,101
3.50%, Due 3/15/2043	614	646
5.50%, Due 2/20/2034	257	289
4.50%, Due 10/20/2040	640	703
3.50%, Due 3/20/2045	1,113	1,168
5.00%, Due 3/20/2045	689	753
3.50%, Due 6/20/2045	1,627	1,706
5.00%, Due 10/15/2039	343	385
4.00%, Due 7/20/2045	708	756

		10,074

Total U.S. Agency Mortgage-Backed Obligations (Cost $58,418)		59,407

U.S. TREASURY OBLIGATIONS - 12.40%
0.875%, Due 1/31/2017	1,840	1,848
1.375%, Due 9/30/2018	1,550	1,566
1.125%, Due 5/31/2019	2,000	1,992
1.25%, Due 2/29/2020	2,000	1,984
1.75%, Due 10/31/2020	2,000	2,018
2.00%, Due 11/15/2021	4,135	4,189
2.00%, Due 2/15/2022	7,200	7,288
1.625%, Due 11/15/2022	2,000	1,964
2.50%, Due 8/15/2023	2,000	2,075
2.375%, Due 8/15/2024	4,110	4,202
6.875%, Due 8/15/2025	580	826
5.25%, Due 11/15/2028	450	595
4.75%, Due 2/15/2037	630	847
4.50%, Due 8/15/2039	730	947
3.125%, Due 11/15/2041	4,540	4,755
2.875%, Due 5/15/2043	23,670	23,405
2.50%, Due 2/15/2045	31,365	28,566

Total U.S. Treasury Obligations (Cost $89,981)		89,067

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
MUNICIPAL OBLIGATIONS - 0.28% (Cost $1,815)
Municipal Electric Authority of Georgia,
6.655%, Due 4/1/2057,	$1,760	$2,035

Total Municipal Obligations

	Shares
SHORT-TERM INVESTMENTS - 21.02% (Cost $150,964)
JPMorgan U.S. Government Money Market Fund, Capital Class	150,964,390	150,964

TOTAL INVESTMENTS - 117.20% (Cost $805,706)		841,772
LIABILITIES, NET OF OTHER ASSETS - (17.20%)		(123,553)

TOTAL NET ASSETS - 100.00%		$718,219

A	ADR - American Depositary Receipt.
B	Non-voting participating shares.
C	Non-income producing security.
D	PLC - Public Limited Company.
E	MLP - Master Limited Partnership.
F	REIT - Real Estate Investment Trust.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $14,016 or 1.95% of net assets. The Fund has no right to demand registration of these securities.
H	LLC - Limited Liability Company.
I	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
J	LP - Limited Partnership.
K	To Be Announced.

Futures Contracts Open on October 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index December Futures	Long	241	December 2015	$24,988,085	$63,687

				$24,988,085	$63,687

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.21%
CONSUMER DISCRETIONARY - 20.38%
Auto Components - 3.50%
Dana Holding Corp.	681,008	$11,441
Delphi Automotive PLCA	141,919	11,806

		23,247

Home Builders - 0.64%
D.R. Horton, Inc.	143,729	4,231

Hotels, Restaurants & Leisure - 4.65%
Norwegian Cruise Line Holdings Ltd.B	105,125	6,688
Royal Caribbean Cruises Ltd.	124,341	12,230
SeaWorld Entertainment, Inc.	193,792	3,862
Wyndham Worldwide Corp.	98,921	8,047

		30,827

Household Durables - 2.78%
Stanley Black & Decker, Inc.	120,075	12,726
Whirlpool Corp.	35,932	5,754

		18,480

Leisure Equipment & Products - 1.35%
Brunswick Corp.	167,166	8,995

Media - 3.81%
Interpublic Group of Cos., Inc.	339,266	7,779
Meredith Corp.	15,855	746
News Corp, Class A	507,207	7,811
News Corp., Class B	65,552	1,015
Omnicom Group, Inc.	106,456	7,976

		25,327

Multiline Retail - 0.70%
Nordstrom, Inc.	71,156	4,640

Specialty Retail - 2.95%
Hanesbrands, Inc.	249,715	7,976
L Brands, Inc.	67,211	6,451
Staples, Inc.	398,571	5,177

		19,604

Total Consumer Discretionary		135,351

CONSUMER STAPLES - 1.38%
Tobacco - 1.38%
Reynolds American, Inc.	189,270	9,146

ENERGY - 4.98%
Energy Equipment & Services - 1.84%
FMC Technologies, Inc.B	63,764	2,157
SEACOR Holdings, Inc.	39,634	2,315
Superior Energy Services, Inc.	216,756	3,069
Weatherford International PLCA B	457,812	4,689

		12,230

Oil & Gas - 3.14%
Apache Corp.	106,439	5,016
Cenovus Energy, Inc.	59,628	889
Murphy Oil Corp.	404,688	11,505
PBF Energy, Inc., Class A	82,064	2,790
Seadrill Ltd.B C	94,526	612

		20,812

Total Energy		33,042

	Shares	Fair Value
		(000’s)
FINANCIALS - 28.82%
Banks - 8.55%
CIT Group, Inc.	146,314	$6,292
Comerica, Inc.	96,444	4,186
Cullen/Frost Bankers, Inc.	22,339	1,529
Fifth Third Bancorp	478,320	9,112
First Niagara Financial Group, Inc.	218,538	2,262
KeyCorp	323,023	4,012
M&T Bank Corp.	54,803	6,568
New York Community Bancorp, Inc.	337,275	5,572
People’s United Financial, Inc.	328,645	5,242
Regions Financial Corp.	702,831	6,571
TCF Financial Corp.	133,992	2,062
Valley National Bancorp	213,352	2,240
Webster Financial Corp.	30,008	1,113

		56,761

Diversified Financials - 4.77%
Ameriprise Financial, Inc.	46,789	5,398
Capital One Financial Corp.	29,642	2,339
Discover Financial Services	109,261	6,142
Franklin Resources, Inc.	165,938	6,763
Legg Mason, Inc.	123,845	5,542
SLM Corp.B	457,295	3,229
Synovus Financial Corp.	71,110	2,249

		31,662

Insurance - 10.43%
Allstate Corp.	165,530	10,244
Assurant, Inc.	40,714	3,319
Axis Capital Holdings Ltd.	131,967	7,126
Endurance Specialty Holdings Ltd.	69,452	4,385
FNF Group	116,586	4,113
Lincoln National Corp.	134,681	7,207
Progressive Corp.	216,131	7,160
Torchmark Corp.	119,692	6,943
Validus Holdings Ltd.	104,473	4,628
Voya Financial, Inc.	126,129	5,117
Willis Group Holdings PLCA	203,335	9,071

		69,313

Real Estate - 5.07%
AvalonBay Communities, Inc.D	22,748	3,977
CBL & Associates Properties, Inc.D	277,203	4,042
Corporate Office Properties TrustD	78,844	1,813
Duke Realty Corp.D	198,187	4,102
EPR PropertiesD	37,052	2,105
Host Hotels & Resorts LPD E	230,328	3,992
Lamar Advertising Co., Class AD	185,951	10,493
MFA Financial, Inc.D	449,712	3,112

		33,636

Total Financials		191,372

HEALTH CARE - 5.06%
Health Care Equipment & Supplies - 1.85%
St. Jude Medical, Inc.	104,091	6,642
Zimmer Biomet Holdings, Inc.	53,855	5,632

		12,274

Health Care Providers & Services - 3.21%
Cardinal Health, Inc.	77,465	6,368
Cigna Corp.	51,098	6,849
Universal Health Services, Inc., Class B	57,560	7,027
WellCare Health Plans, Inc.B	12,322	1,092

		21,336

Total Health Care		33,610

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
INDUSTRIALS - 14.82%
Aerospace & Defense - 1.99%
Spirit Aerosystems Holdings, Inc., Class AB	97,715	$5,153
TransDigm Group, Inc.	36,475	8,020

		13,173

Building Products - 1.79%
Owens Corning	261,004	11,884

Commercial Services & Supplies - 1.86%
Convergys Corp.	87,030	2,234
Genpact Ltd.	176,860	4,383
Republic Services, Inc.	51,615	2,258
Steelcase, Inc., Class A	179,057	3,475

		12,350

Construction & Engineering - 0.98%
AECOM Technology Corp.B	221,249	6,520

Diversified Manufacturing - 0.42%
Eaton Corp., PLCA	50,408	2,818

Electrical Equipment - 0.73%
Brady Corp., Class A	116,672	2,654
Tyco International PLCA	61,007	2,223

		4,877

Industrial Conglomerates - 1.35%
KBR, Inc.	487,475	8,989

Machinery - 4.05%
CNH Industrial N.V.C	601,109	4,082
Dover Corp.	134,121	8,641
Joy Global, Inc.	84,359	1,449
Parker Hannifin Corp.	60,964	6,383
Terex Corp.	243,425	4,883
Xylem, Inc.	37,742	1,374

		26,812

Marine - 0.68%
Golar LNG Ltd.C	155,189	4,502

Road & Rail - 0.97%
Ryder System, Inc.	33,950	2,437
Werner Enterprises, Inc.	151,282	4,003

		6,440

Total Industrials		98,365

INFORMATION TECHNOLOGY - 9.73%
Computers & Peripherals - 1.29%
HP, Inc.	317,896	8,570

Electronic Equipment & Instruments - 3.09%
Avnet, Inc.	209,561	9,521
Flextronics International Ltd.B	601,518	6,852
Keysight Technologies, Inc.B	124,341	4,113

		20,486

IT Consulting & Services - 2.14%
Computer Sciences Corp.	77,438	5,157
Total System Services, Inc.	173,186	9,083

		14,240

Semiconductor Equipment & Products - 2.54%
Marvell Technology Group Ltd.	484,524	3,978
Microchip Technology, Inc.C	128,735	6,217

	Shares	Fair Value
		(000’s)
ON Semiconductor Corp.B	608,067	$6,688

		16,883

Software - 0.67%
Navient Corp.	337,262	4,448

Total Information Technology		64,627

MATERIALS - 4.96%
Chemicals - 2.17%
Ashland, Inc.	58,853	6,457
Eastman Chemical Co.	57,302	4,135
FMC Corp.	93,406	3,803

		14,395

Construction Materials - 0.94%
CRH PLC, ADRA F	227,398	6,222

Containers & Packaging - 1.33%
Owens-Illinois, Inc.B	214,470	4,622
Packaging Corp of America	61,696	4,223

		8,845

Industrials - 0.52%
SPX FLOW, Inc.B	102,109	3,461

Total Materials		32,923

UTILITIES - 6.08%
Electric - 4.87%
CenterPoint Energy, Inc.	70,486	1,308
Edison International	116,607	7,057
Great Plains Energy, Inc.	187,847	5,166
PG&E Corp.	136,404	7,284
Pinnacle West Capital Corp.	181,556	11,530

		32,345

Gas - 0.62%
Energen Corp.	32,744	1,904
UGI Corp.	60,232	2,209

		4,113

Multi-Utilities - 0.59%
Xcel Energy, Inc.	109,778	3,911

Total Utilities		40,369

Total Common Stock (Cost $643,251)		638,805

SHORT-TERM INVESTMENTS - 3.91% (Cost $25,946)
JPMorgan U.S. Government Money Market Fund, Capital Class	25,945,936	25,946

SECURITIES LENDING COLLATERAL -1.71%
American Beacon U.S. Government Money Market Select Fund, Select Class G	10,587,340	10,587
DWS Government and Agency Securities Portfolio, Institutional Class	737,810	738

Total Securities Lending Collateral (Cost $11,325)		11,325

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2015

Fair Value
(000’s)
TOTAL INVESTMENTS - 101.83% (Cost $680,522)	$676,076
LIABILITIES, NET OF OTHER ASSETS - (1.83%)	(12,171)

TOTAL NET ASSETS - 100.00%	$663,905

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	Non-income producing security.
C	All or a portion of this security is on loan at October 31, 2015.
D	REIT - Real Estate Investment Trust.
E	LP - Limited Partnership.
F	ADR - American Depositary Receipt.
G	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on October 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 400 Midcap E Index December Futures	Long	171	December 2015	$24,647,940	$426,661

				$24,647,940	$426,661

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCKS - 0.25% (Cost $139)
CONSUMER DISCRETIONARY- 0.25%
Household Durables - 0.25%
Lennar Corp., Class A	4,280	$214

PREFERRED STOCKS - 1.88% (Cost $1,920)
ENERGY- 0.25%
Oil & Gas - 0.25%
Chesapeake Energy Corp., 5.75%, Due 12/31/49A	495	208

FINANCE- 0.65%
Other Finance - 0.38%
AMG Capital Trust II, 5.15%, Due 10/15/2037	5,510	320

Real Estate Investment Trusts - 0.27%
American Tower Corp., 5.25%, Due 5/15/2017	2,120	226

MANUFACTURING- 0.38%
Machinery - 0.38%
Stanley Black & Decker, Inc., 4.75%, Due 11/17/2015	2,225	323

UTILITIES- 0.60%
Electric - 0.60%
Dominion Resources, Inc., 6.38%, Due 7/1/2017	2,320	115
Exelon Corp., 6.50%, Due 6/1/2017	3,305	138
NextEra Energy, Inc., 5.80%, Due 9/1/16	4,620	254

		507

Total Preferred Stocks (Cost $1,920)		1,584

CONVERTIBLE PREFERRED STOCKS - 4.77% (Cost $4,241)
CONSUMER- 0.33%
Consumer Products - 0.33%
Tyson Foods, Inc., 4.75%, Due 7/15/2017	5,280	276

ENERGY- 0.19%
Oil & Gas - 0.16%
Southwestern Energy Co., 6.25%, Due 1/15/2018	4,750	133

Power - 0.03%
SunEdison, Inc., 6.75%, Due 12/31/2029B	43	27

FINANCE- 2.30%
Banks - 1.16%
Bank of America Corp., 7.25%, Due 12/31/2049	395	436
Wells Fargo & Co., 7.50%, Due 12/31/2049	460	546

		982

HMO - 0.65%
Anthem, Inc., 5.25%, Due 5/1/2018	11,705	545

Real Estate Investment Trusts - 0.49%
Crown Castle International Corp., 4.50%, Due 11/1/2016	2,380	253
Welltower, Inc., 6.50%, Due 12/31/2049	2,680	158

		411

MATERIALS- 0.11%
Metals & Mining - 0.11%
Alcoa, Inc., 5.38%, Due 10/1/2017	2,860	90

SERVICE- 1.43%
Other Service - 0.47%

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Amsurg Corp., 5.25%, Due 7/1/2017	$1,525	$205
Stericycle, Inc., 5.25%, Due 9/15/2018B	2,015	188

		393

Pharmaceuticals - 0.96%
Allergan PLC, 5.50%, Due 3/1/2018C	775	812

TELECOMMUNICATIONS- 0.41%
Telecom - 0.41%
Frontier Communications Corp., 11.13%, Due 6/29/2018	2,011	200
T-Mobile US, Inc., 5.50%, Due 12/15/2017	2,200	146

		346

Total Convertible Preferred Stocks (Cost $4,241)		4,015

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS - 16.72%
Consumer - 0.16%
Jarden Corp., 1.125%, Due 3/15/2034	$120	132

Energy - 0.67%
SEACOR Holdings, Inc., 2.50%, Due 12/15/2027	245	235
Whiting Petroleum Corp., 1.25%, Due 4/1/2020D	370	326

		561

Finance - 1.54%
Ares Capital Corp., 4.75%, Due 1/15/2018	320	329
Extra Space Storage Co., LP, 3.125%, Due 10/1/2035D	100	106
MGIC Investment Corp., 5.00%, Due 5/1/2017	230	243
Molina Healthcare, Inc., 1.625%, Due 8/15/2044	170	208
Spirit Realty Capital, Inc., 2.875%, Due 5/15/2019	220	211
Starwood Waypoint Residential Trust, 3.00%, Due 7/1/2019	202	197

		1,294

Manufacturing - 8.32%
Fiat Chrysler Automobiles N.V., 7.875%, Due 12/15/2016E	246	318
Integrated Device Technology, Inc., 0.875%, Due 11/15/2022D	84	84
Intel Corp., 3.25%, Due 8/1/2039	255	419
Lam Research Corp., 0.50%, Due 5/15/2016	330	417
Medidata Solutions, Inc., 1.00%, Due 8/1/2018	167	175
Micron Technology, Inc.,
1.625%, Due 2/15/2033	75	121
3.00%, Due 11/15/2043	355	321
NVIDIA Corp., 1.00%, Due 12/1/2018	345	505
NXP Semiconductor N.V., 1.00%, Due 12/1/2019D	200	214
ON Semiconductor Corp., 2.625%, Due 12/15/2026	200	239
Proofpoint, Inc., 0.75%, Due 6/15/2020D	130	146
Red Hat, Inc., 0.25%, Due 10/1/2019	180	230
Salesforce.com, Inc., 0.25%, Due 4/1/2018	525	680
SanDisk Corp., 1.50%, Due 8/15/2017	270	431
ServiceNow, Inc., 0.00%, Due 11/1/2018	162	202
Standard Pacific Corp., 1.25%, Due 8/1/2032	305	347
SunEdison, Inc.,
0.25%, Due 1/15/2020D	227	120
2.625%, Due 6/1/2023D	130	61
SunPower Corp., 0.75%, Due 6/1/2018	205	256
Synchronoss Technologies, Inc., 0.75%, Due 8/15/2019	335	341
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/2016	190	333
Tesla Motors, Inc.,
0.25%, Due 3/1/2019	120	108
1.25%, Due 3/1/2021	600	524
Workday, Inc.,
0.75%, Due 7/15/2018	280	322
1.50%, Due 7/15/2020	80	96

		7,010

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
Service - 5.89%
Acorda Therapeutics, Inc., 1.75%, Due 6/15/2021	$215	$228
BioMarin Pharmaceutical, Inc., 0.75%, Due 10/15/2018	91	128
Cepheid, Inc., 1.25%, Due 2/1/2021	200	179
Ctrip.com International Ltd., 1.00%, Due 7/1/2020D	95	106
Emergent BioSolutions, Inc., 2.875%, Due 1/15/2021	180	221
FireEye, Inc.,
1.00%, Due 6/1/2035D	275	238
1.625%, Due 6/1/2035D	285	240
Gilead Sciences, Inc., 1.625%, Due 5/1/2016	43	205
HealthSouth Corp., 2.00%, Due 12/1/2043	130	142
Hologic, Inc., 1.00%, Due 12/15/2043	165	210
Illumina, Inc., 0.25%, Due 3/15/2016	55	94
Impax Laboratories, Inc., 2.00%, Due 6/15/2022D	130	120
Incyte Corp., 0.375%, Due 11/15/2018	75	173
Integra LifeSciences Holdings Corp., 1.625%, Due 12/15/2016	170	202
Isis Pharmaceuticals, Inc., 1.00%, Due 11/15/2021D	120	120
Liberty Interactive LLC, 0.75%, Due 3/30/2043F	130	207
Liberty Media Corp., 1.375%, Due 10/15/2023	250	255
LinkedIn Corp., 0.50%, Due 11/1/2019D	515	558
NuVasive, Inc., 2.75%, Due 7/1/2017	105	132
Priceline Group, Inc., 0.35%, Due 6/15/2020	480	621
Restoration Hardware Holdings, Inc., 0.01%, Due 6/15/2019D	100	106
Twitter, Inc.,
0.25%, Due 9/15/2019	100	89
1.00%, Due 9/15/2021	265	233
Yahoo, Inc., 0.00%, Due 12/1/2018	150	150

		4,957

Transportation - 0.14%
Greenbrier Cos., Inc., 3.50%, Due 4/1/2018	100	120

Total Convertible Obligations (Cost $13,467)		14,074

CORPORATE OBLIGATIONS - 33.50%
Consumer - 0.99%
Altria Group, Inc., 4.75%, Due 5/5/2021	300	330
General Mills, Inc., 2.20%, Due 10/21/2019	400	401
SABMiller Holdings, Inc., 4.95%, Due 1/15/2042D	100	101

		832

Energy - 1.65%
Apache Corp., 5.10%, Due 9/1/2040	130	125
Canadian Natural Resources Ltd., 6.25%, Due 3/15/2038	275	287
Devon Energy Corp., 4.75%, Due 5/15/2042	300	268
EOG Resources, Inc., 2.50%, Due 2/1/2016	250	251
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	300	301
6.10%, Due 6/1/2040	140	156

		1,388

Finance - 14.06%
ABN AMRO Bank N.V., 1.80%, Due 6/4/2018D	400	399
American International Group, Inc., 4.875%, Due 6/1/2022	400	445
Bank of America Corp.,
7.80%, Due 9/15/2016	600	633
4.125%, Due 1/22/2024	600	626
6.11%, Due 1/29/2037	275	319
Barclays Bank PLC, 3.75%, Due 5/15/2024C	600	613
BNP Paribas S.A., 3.60%, Due 2/23/2016	280	282
Citigroup, Inc., 8.50%, Due 5/22/2019	500	604
General Electric Capital Corp.,
5.625%, Due 5/1/2018	250	275
6.00%, Due 8/7/2019	300	344
5.50%, Due 1/8/2020	150	170

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	$175	$177
6.25%, Due 9/1/2017	350	380
6.00%, Due 6/15/2020	535	613
ING Bank N.V., 3.75%, Due 3/7/2017D	600	618
JPMorgan Chase & Co.,
0.666%, Due 6/13/2016G	375	374
3.625%, Due 5/13/2024	600	606
5.50%, Due 10/15/2040	350	402
MetLife, Inc., 6.375%, Due 6/15/2034	400	500
Morgan Stanley,
7.30%, Due 5/13/2019	450	525
5.625%, Due 9/23/2019	150	167
Nordea Bank AB, 4.875%, Due 1/27/2020D	250	276
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	250	294
4.60%, Due 5/15/2044	350	355
Simon Property Group LP, 3.375%, Due 10/1/2024H I	350	353
UBS AG, 5.875%, Due 12/20/2017	515	558
Wachovia Corp., 0.691%, Due 10/15/2016G	600	599
Wells Fargo & Co., 3.90%, Due 5/1/2045	350	325

		11,832

Manufacturing - 5.80%
American Honda Finance Corp., 3.875%, Due 9/21/2020D	250	266
BAE Systems Holdings, Inc., 3.80%, Due 10/7/2024D	350	353
Daimler Finance North America LLC,
2.25%, Due 9/3/2019D F	150	147
2.45%, Due 5/18/2020D F	350	350
Dow Chemical Co., 4.125%, Due 11/15/2021	300	317
Ford Motor Credit Co., LLC,
4.25%, Due 2/3/2017F	300	309
5.875%, Due 8/2/2021F	350	400
HP, Inc., 4.05%, Due 9/15/2022	350	348
Ingersoll-Rand Luxembourg Finance S.A., 2.625%, Due 5/1/2020	200	199
Johnson Controls, Inc., 5.00%, Due 3/30/2020	300	325
Nissan Motor Acceptance Corp., 2.35%, Due 3/4/2019D	350	352
Northrop Grumman Corp., 5.05%, Due 8/1/2019	150	164
Oracle Corp., 3.25%, Due 5/15/2030	700	656
United Technologies Corp., 6.125%, Due 7/15/2038	150	187
Volkswagen Group of America Finance LLC, 2.45%, Due 11/20/2019D F	350	335
Xerox Corp., 2.95%, Due 3/15/2017	175	177

		4,885

Service - 3.99%
Alibaba Group Holding Ltd., 3.60%, Due 11/28/2024D	350	339
Bayer US Finance LLC, 2.375%, Due 10/8/2019D F	200	202
CBS Corp., 3.375%, Due 3/1/2022	300	300
Comcast Corp., 6.55%, Due 7/1/2039	400	507
McKesson Corp., 3.25%, Due 3/1/2016	140	141
Medtronic, Inc., 3.50%, Due 3/15/2025	350	358
Thomson Reuters Corp., 4.30%, Due 11/23/2023	300	312
Time Warner, Inc.,
4.875%, Due 3/15/2020	150	166
4.75%, Due 3/29/2021	325	356
Viacom, Inc., 4.50%, Due 2/27/2042	350	269
Walgreens Boots Alliance, Inc., 3.80%, Due 11/18/2024	200	199
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030	150	210

		3,359

Telecommunications - 3.09%
America Movil S.A.B. de C.V., 6.375%, Due 3/1/2035	275	318
AT&T, Inc.,
3.40%, Due 5/15/2025	150	146
4.35%, Due 6/15/2045	473	410
Deutsche Telekom International Finance BV, 4.875%, Due 3/6/2042D	250	258
Verizon Communications, Inc.,
4.60%, Due 4/1/2021	340	370

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
6.90%, Due 4/15/2038	$325	$391
6.55%, Due 9/15/2043	250	299
Vodafone Group PLC, 6.15%, Due 2/27/2037C	375	405

		2,597

Transportation - 0.85%
Burlington Northern Santa Fe LLC, 5.75%, Due 5/1/2040F	140	160
Canadian National Railway Co., 5.55%, Due 5/15/2018	250	274
CSX Corp., 5.50%, Due 4/15/2041	250	280

		714

Utilities - 3.07%
Consolidated Edison Co., of New York, Inc., 5.50%, Due 12/1/2039	300	348
Dominion Resources, Inc., 4.70%, Due 12/1/2044	350	346
MidAmerican Energy Holdings Co., 6.125%, Due 4/1/2036	300	360
Pacific Gas & Electric Co., 4.30%, Due 3/15/2045	350	349
Progress Energy, Inc., 4.875%, Due 12/1/2019	350	381
Southern Co., 2.75%, Due 6/15/2020	500	497
Southwestern Electric Power Co., 3.55%, Due 2/15/2022	300	305

		2,586

Total Corporate Obligations (Cost $26,835)		28,193

FOREIGN GOVERNMENT OBLIGATIONS - 0.39% (Cost $298)
Energy - 0.39%
Petroleos Mexicanos, 6.00%, Due 3/5/2020	300	326

ASSET-BACKED OBLIGATIONS - 0.59%
GM Financial Automobile Leasing Trust, 1.68%, Due 12/20/2018, 2015 2 A3	500	500

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 9.24%
Ginnie Mae REMIC Trust,
1.45%, Due 4/16/2039, 2013-45 AB	1,724	1,708
2.17%, Due 4/16/2041, 2012 44 A	1,693	1,714
3.20%, Due 11/16/2044, 2011-92 B	2,410	2,458
GS Mortgage Securities Trust,
3.849%, Due 12/10/2043, 2010-C2 A1D	108	112
3.645%, Due 3/10/2044, 2011-GC3 A2D	250	250
JP Morgan Chase Commercial Mortgage Securities Corp.,
3.853%, Due 6/15/2043, 2010-C1 A1D	16	16
4.388%, Due 2/15/2046, 2011-C3 A3D	600	634
5.695%, Due 2/12/2049, 2007-CB19 A4	398	415
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040, 2007-C1 A4	428	440
Wachovia Bank Commercial Mortgage Trust, 5.708%, Due 6/15/2049, 2007-C32 A2	31	31

Total Commercial Mortgage-Backed Obligations (Cost $7,698)		7,778

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 18.08%
Federal Home Loan Mortgage Corporation - 4.76%
5.00%, Due 2/1/2021	81	85
4.50%, Due 4/1/2021	81	84
5.00%, Due 9/1/2035	218	240
5.50%, Due 4/1/2037	55	62
5.00%, Due 3/1/2038	106	116
5.50%, Due 5/1/2038	80	89
4.00%, Due 1/1/2041	723	771
4.50%, Due 2/1/2041	628	681
3.50%, Due 6/1/2042	1,798	1,875

		4,003

Federal National Mortgage Association - 12.51%
3.50%, Due 1/1/2026	152	161
6.50%, Due 7/1/2032	66	77
5.50%, Due 6/1/2033	95	106
4.50%, Due 9/1/2034	56	61
5.50%, Due 12/1/2035	100	112
5.00%, Due 2/1/2036	81	89

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2015

	Par Amount	Fair Value
	(000’s)	(000’s)
5.50%, Due 4/1/2036	$131	$147
5.50%, Due 2/1/2037	81	91
6.00%, Due 9/1/2037	49	56
6.00%, Due 1/1/2038	60	68
4.50%, Due 1/1/2040	420	457
4.00%, Due 9/1/2040	342	364
4.00%, Due 1/1/2041	1,205	1,285
3.00%, Due 6/1/2043	1,286	1,304
3.00%, Due 8/1/2043	873	884
3.50%, Due 11/12/2045 J	3,000	3,123
4.00%, Due 11/12/2045 J	1,000	1,064
4.50%, Due 11/12/2045 J	1,000	1,083

		10,532

Government National Mortgage Association - 0.81%
6.00%, Due 2/15/2033	216	251
5.50%, Due 4/15/2033	225	257
5.00%, Due 5/15/2033	157	175

		683

Total U.S. Agency Mortgage-Backed Obligations (Cost $14,710)		15,218

U.S. TREASURY OBLIGATIONS - 10.38%
0.875%, Due 1/31/2017	1,000	1,004
0.75%, Due 12/31/2017	600	599
1.375%, Due 9/30/2018	1,000	1,010
1.125%, Due 5/31/2019	1,000	996
1.50%, Due 1/31/2022	2,000	1,963
2.00%, Due 2/15/2022	1,500	1,518
6.875%, Due 8/15/2025	250	356
5.25%, Due 11/15/2028	550	728
4.75%, Due 2/15/2037	420	565

Total U.S. Treasury Obligations (Cost $8,376)		8,739

	Shares
SHORT-TERM INVESTMENTS - 9.95% (Cost $8,374)
JPMorgan U.S. Government Money Market Fund, Capital Class	8,374,332	8,374

TOTAL INVESTMENTS - 105.75% (Cost $86,558)		89,015
LIABILITIES, NET OF OTHER ASSETS - (5.75%)		(4,845)

TOTAL NET ASSETS - 100.00%		$84,170

Percentages are stated as a percent of net assets.

A	Non-voting participating shares.
B	Non-income producing security.
C	PLC - Public Limited Company.
D	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $7,553 or 8.97% of net assets. The Fund has no right to demand registration of these securities.
E	Par value represents units rather than shares.
F	LLC - Limited Liability Company.
G	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
H	REIT - Real Estate Investment Trust.
I	LP - Limited Partnership.
J	To Be Announced.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2015 (in thousands, except share and per share amounts)

	Balanced Fund	Mid-Cap Value Fund	Retirement Income and Appreciation Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$841,772	$665,489		$89,015
Investments in affiliated securities, at fair value B	—	10,587		—
Cash	20	—		—
Deposit with brokers for futures contracts	1,863	1,119		—
Dividends and interest receivable	2,627	564		526
Receivable for investments sold	174,636	107,542		167
Receivable for fund shares sold	720	862		12
Receivable for tax reclaims	1	—		1
Receivable for variation margin on open futures contracts	—	5		—
Prepaid expenses	37	30		21

Total assets	1,021,676	786,198		89,742

Liabilities:
Payable for investments purchased	12,373	3,056		5,435
Payable for fund shares redeemed	290,078	107,301		44
Payable for variation margin from open futures contracts	149	—		—
Payable upon return of securities loaned	—	11,325		—
Dividends payable	—	—		1
Management and investment advisory fees payable	496	288		19
Administrative service and service fees payable	212	247		21
Transfer agent fees payable	13	10		1
Custody and fund accounting fees payable	15	8		3
Professional fees payable	46	39		41
Trustee fees payable	13	1		1
Payable for prospectus and shareholder reports	51	13		6
Other liabilities	11	5		—

Total liabilities	303,457	122,293		5,572

Net Assets	$718,219	$663,905		$84,170

Analysis of Net Assets:
Paid-in-capital	653,816	634,414		79,640
Undistributed (or overdistribution of) net investment income	2,572	4,491		215
Accumulated net realized gain	25,701	29,019		1,859
Unrealized appreciation or (depreciation) of investments	36,066	(4,446)		2,456
Unrealized appreciation of futures contracts	64	427		—

Net assets	$718,219	$663,905		$84,170

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	6,279,790	17,678,542		N/A

Y Class	2,472,274	4,822,635		108,476

Investor Class	10,894,593	20,690,303		7,571,573

Advisor Class	899,182	468,368		N/A

A Class	2,036,919	1,150,384		145,062

C Class	3,163,353	449,928		183,650

AMR Class	22,671,968	85,027		N/A

Net assets (not in thousands):
Institutional Class	$99,173,943	$258,503,278	$	N/A

Y Class	$39,151,318	$70,009,288		$1,138,033

Investor Class	$155,757,561	$304,799,582		$79,557,919

Advisor Class	$13,510,138	$6,684,131	$	N/A

A Class	$29,074,120	$16,422,504		$1,530,766

C Class	$45,641,648	$6,238,827		$1,942,796

AMR Class	$335,910,256	$1,247,856	$	N/A

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2015 (in thousands, except share and per share amounts)

	Balanced Fund	Mid-Cap Value Fund	Retirement Income and Appreciation Fund
Net asset value, offering and redemption price per share:
Institutional Class	$15.79	$14.62	N/A

Y Class	$15.84	$14.52	$10.49

Investor Class	$14.30	$14.73	$10.51

Advisor Class	$15.02	$14.27	N/A

A Class	$14.27	$14.28	$10.55

A Class (offering price)	$15.14	$15.15	$10.82

C Class	$14.43	$13.87	$10.58

AMR Class	$14.82	$14.68	N/A

A Cost of investments in unaffiliated securities	$805,706	$669,935	$86,558
B Cost of investments in affiliated securities	$—	$10,587	$—
C Fair value of securities on loan	$—	$11,040	$—

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2015 (in thousands)

	Balanced Fund	Mid-Cap Value Fund	Retirement Income and Appreciation Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$15,720	$14,250	$311
Dividend income from affiliated securities	2	—	—
Interest income	10,142	—	2,182
Income derived from securities lending	—	41	—

Total investment income	25,864	14,291	2,493

Expenses:
Management and investment advisory fees (Note 2)	2,247	3,442	307
Administrative service fees (Note 2):
Institutional Class	262	716	—
Y Class	131	163	3
Investor Class	498	852	283
Advisor Class	46	24	—
A Class	90	56	3
C Class	127	17	6
AMR Class	344	60	—
Transfer agent fees:
Institutional Class	17	40	—
Y Class	2	3	—
Investor Class	13	16	4
Advisor Class	1	3	—
A Class	3	3	—
C Class	5	2	—
AMR Class	20	4	—
Custody and fund accounting fees	133	86	22
Professional fees	67	82	42
Registration fees and expenses	109	107	54
Service fees (Note 2):
Y Class	44	54	1
Investor Class	563	712	353
Advisor Class	38	20	—
A Class	45	28	2
C Class	64	9	3
Distribution fees (Note 2):
Advisor Class	38	20	—
A Class	75	46	3
C Class	423	58	20
Prospectus and shareholder report expenses	67	82	6
Trustee fees	59	40	5
Other expenses	80	41	9

Total expenses	5,611	6,786	1,126

Net fees waived and expenses reimbursed (Note 2)	—	—	(3)

Net expenses	5,611	6,786	1,123

Net investment income	20,253	7,505	1,370

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	95,141	53,502	3,456
Commission recapture (Note 3)	9	54	—
Foreign currency transactions	(1)	—	—
Futures contracts	5,159	(602)	—
Change in net unrealized appreciation or (depreciation) of:
Investments	(120,345)	(47,310)	(4,270)
Futures contracts	(1,707)	(440)	—

Net gain (loss) from investments	(21,744)	5,204	(814)

Net increase (decrease) in net assets resulting from operations	$(1,491)	$12,709	$556

A Foreign taxes	154	1	—

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Balanced Fund		Mid-Cap Value Fund		Retirement Income and Appreciation Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$20,253	$21,346	$7,505	$3,293	$1,370	$1,468
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	100,308	59,222	52,954	18,169	3,456	4,727
Change in net unrealized appreciation or (depreciation) of investments and futures contracts	(122,052)	16,999	(47,750)	7,304	(4,270)	(1,361)

Net increase (decrease) in net assets resulting from operations	(1,491)	97,567	12,709	28,766	556	4,834

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,222)	(1,818)	(1,280)	(587)	—	—
Y Class	(577)	(648)	(221)	(23)	(21)	(20)
Investor Class	(2,181)	(3,347)	(1,552)	(182)	(2,025)	(2,845)
Advisor Class	(160)	(259)	(46)	(3)	—	—
A Class	(392)	(447)	(72)	(26)	(18)	(14)
C Class	(320)	(383)	—	(5)	(26)	(32)
AMR Class	(11,500)	(20,425)	(1,014)	(1,182)	—	—
Net realized gain from investments:
Institutional Class	(3,535)	(3,141)	(5,870)	(4,653)	—	—
Y Class	(1,914)	(717)	(997)	(177)	(24)	(20)
Investor Class	(8,247)	(6,218)	(7,616)	(1,505)	(3,365)	(4,225)
Advisor Class	(699)	(315)	(281)	(49)	—	—
A Class	(1,316)	(397)	(577)	(211)	(16)	(18)
C Class	(1,788)	(784)	(165)	(85)	(64)	(63)
AMR Class	(33,411)	(34,009)	(3,583)	(7,608)	—	—

Net distributions to shareholders	(67,262)	(72,908)	(23,274)	(16,296)	(5,559)	(7,237)

Capital Share Transactions:
Proceeds from sales of shares	236,623	228,070	315,121	492,087	13,334	17,150
Reinvestment of dividends	66,464	72,234	23,009	16,084	5,539	7,203
Cost of shares redeemed	(546,316)	(137,068)	(287,702)	(118,637)	(32,525)	(52,515)
Redemption fees	—	—	37	65	—	—

Net increase (decrease) in net assets from capital share transactions	(243,229)	163,236	50,465	389,599	(13,652)	(28,162)

Net increase (decrease) in net assets	(311,982)	187,895	39,900	402,069	(18,655)	(30,565)

Net Assets:
Beginning of period	1,030,201	842,306	624,005	221,936	102,825	133,390

End of Period *	$718,219	$1,030,201	$663,905	$624,005	$84,170	$102,825

* Includes undistributed (or overdistribution of) net investment income	$2,572	$(455)	$4,491	$2,593	$215	$(173)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of October 31, 2015, the Trust consists of thirty-two active series, three of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund, and American Beacon Retirement Income and Appreciation Fund. The remaining twenty-nine active series are reported in separate filings.

Effective April 30, 2015 American Beacon Advisors, Inc. (the “Manager”) became a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, two prominent private equity firms. Prior to April 30, the Manager was a wholly-owned subsidiary of Lighthouse Holdings, Inc., which was indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms.

Class Disclosure

On September 22, 2015, the AMR Classes of the Balanced and Mid-Cap Value Funds were closed to new investors.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets. The Manager is one of the investment advisors of the Balanced and Retirement Income and Appreciation Funds and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Funds pay the investment advisors hired to direct investment activities of the Funds. Management fees paid by the Funds during the year ended October 31, 2015 were as follows (dollars in thousands):

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Balanced	0.21%	$2,247	$1,711	$536
Mid-Cap Value	0.47%	3,442	3,073	369
Retirement Income and Appreciation	0.31%	307	258	49

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Mid-Cap Value Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in income derived from securities lending and management and investment advisory fees on the Statements of Operations. During the year ended October 31, 2015, securities lending fees paid to the Manager were $5,078.

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, A, and C Classes and 0.05% of the average daily net assets of the AMR Class of each of the Funds.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

The Manager serves as investment advisor to the Select Funds and receives management and administration fees totaling 0.10% of the average daily net assets of the Select Fund. During the year ended October 31, 2015, the Manager earned $3,155 from the Balanced and $10,470 from the Mid-Cap Value Funds’ investments in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating funds. During the year ended October 31, 2015, the Balanced Fund loaned on average $2,415,901 for 4 days at an average rate of 0.74% with interest earned of $194. During the year ended October 31, 2015, the Mid-Cap Value and Retirement Income and Appreciation Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the period ended October 31, 2015, the Manager waived or reimbursed expenses as follows:

		Expense Cap	Reimbursed or (Recovered)
Fund	Class	11/1/14 to 10/31/15	Expenses	Expiration
Retirement Income and Appreciation	Y	0.80%	$587	2018
Retirement Income and Appreciation	A	1.04%	1,266	2018
Retirement Income and Appreciation	C	1.86%	1,111	2018

Of these amounts, $123 was receivable from the Manager at October 31, 2015 for the Retirement Income and Appreciation Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Carryover Expenses	Expiration of Reimbursed Expenses
Retirement Income and Appreciation	$—	$—	$3,661	2015
Retirement Income and Appreciation	—	2,999	—	2016
Retirement Income and Appreciation	—	2,785	—	2017

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2015, Foreside collected $38,714, $1,745, and $1,014 for the Balanced, Mid-Cap Value, and Retirement Income and Appreciation Funds, respectively from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2015, Foreside collected CDSC fees of $2,320 and $155 for the Balanced and Mid-Cap Value Funds, respectively.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2015, $11,866 and $550 in CDSC fees were collected for the Balanced and Mid-Cap Value Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2015, there were no transfers between levels. As of October 31, 2015, the investments were classified as described below (in thousands):

Balanced Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$417,615	$—	$—	$417,615
Preferred Stock	2,237	—	—	2,237
Corporate Obligations	—	96,797	—	96,797
Foreign Government Obligations	—	217	—	217
Asset-Backed Obligations	—	9,373	—	9,373
Commercial Mortgage-Backed Obligations	—	14,060	—	14,060
U.S. Agency Mortgage-Backed Obligations	—	59,407	—	59,407
U.S. Treasury Obligations	—	89,067	—	89,067
Municipal Obligations	—	2,035	—	2,035
Short-Term Investments - Money Market Funds	150,964	—	—	150,964

Total Investments in Securities	$570,816	$270,956	$—	$841,772

Financial Derivative Instruments-Assets
Futures Contracts	$64	$—	$—	$64

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

	Level 1	Level 2	Level 3	Total
Mid-Cap Value Fund*
Common Stock	$638,805	$—	$—	$638,805
Short-Term Investments – Money Market Funds	25,946	—	—	25,946
Securities Lending Collateral Invested in Money Market Funds	11,325			11,325

Total Investments in Securities	$676,076	$—	$—	$676,076

Financial Derivative Instruments-Assets
Futures Contracts	$427	$—	$—	$427

	Level 1	Level 2	Level 3	Total
Retirement Income and Appreciation Fund*
Common Stock	$214	$—	$—	$214
Preferred Stock	1,584	—	—	1,584
Convertible Preferred Stock	4,015	—	—	4,015
Convertible Obligations	—	14,074	—	14,074
Corporate Obligations	—	28,193	—	28,193
Foreign Government Obligations	—	326	—	326
Asset-Backed Obligations	—	500	—	500
Commercial Mortgage-Backed Obligations	—	7,778	—	7,778
U.S. Agency Mortgage-Backed Obligations	—	15,218	—	15,218
U.S. Treasury Obligations	—	8,739	—	8,739
Short-Term Investments – Money Market Funds	8,374	—	—	8,374

Total Investments in Securities	$14,187	$74,828	$—	$89,015

*	Refer to the Schedules of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Balanced Fund normally will be declared and paid quarterly. Dividends from net investment income of the Mid-Cap Value Fund normally will be declared and paid at least annually. Dividends from net investment income of the Retirement Income and Appreciation Fund generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. To the extent necessary to fully distribute capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gains in the Funds’ Statements of Operations, if applicable.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended October 31, 2015 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

5. Financial Derivative Instruments

The Balanced and Mid-Cap Value Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2015, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended October 31, 2015
Balanced	433
Mid-Cap Value	247

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1)(2):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2015:

		Balanced	Mid-Cap Value
Statements of Assets and Liabilities	Derivative
Receivable for variation margin from open futures contracts (2)	Equity Contracts	$—	$427
Payable for variation margin from open futures contracts (2)	Equity Contracts	64	—

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2015:

		Balanced	Mid-Cap Value
Statements of Operations	Derivative
Net realized gain (loss) from futures contracts	Equity Contracts	$5,159	$(602)
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(1,708)	(440)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedules of Investment footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of October 31, 2015 (in thousands).

Balanced

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2015:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$149	$—	$149

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of October 31, 2015:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$149	$—	$—	$149

Mid-Cap Value

Offsetting of Financial Assets and Derivative Assets as of October 31, 2015:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$5	$—	$5
Securities on Loan	11,040	—	11,040

	$11,045	$—	$11,045

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2015:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(2)	Net Amount
Barclays Capital, Inc.	$1,946	$—	$(1,946)	$—
Credit Suisse Securities (USA)	331	—	(331)	—
Goldman Sachs & Co.(1)	5	—	—	5
ING Financial Markets LLC	189	—	(189)	—
JP Morgan Clearing Corp.	2,831	—	(2,831)	—
Merrill Lynch, Pierce, Fenner	27	—	(27)	—
Scotia Capital USA Inc.	2,749	—	(2,749)	—
UBS Securities, LLC	2,967	—	(2,967)	—

	$11,045	$—	$(11,040)	$5

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $11,325 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2015 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Balanced		Mid-Cap Value		Retirement Income and Appreciation
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Distributions paid from:
Ordinary income*
Institutional Class	$1,579	$2,590	$2,270	$2,004	$—	$—
Y Class	770	824	389	77	28	26
Investor Class	3,014	4,877	2,836	640	3,037	4,107
Advisor Class	231	337	93	17	—	—
A Class	525	545	169	90	23	19
C Class	501	576	28	31	45	51
AMR Class	14,875	28,795	1,618	3,498	—	—
Long-term capital gains
Institutional Class	3,178	2,368	4,881	3,237	—	—
Y Class	1,721	541	829	123	18	14
Investor Class	7,414	4,688	6,332	1,047	2,352	2,963
Advisor Class	628	238	234	34	—	—
A Class	1,183	299	479	147	11	13
C Class	1,607	591	137	59	45	44
AMR Class	30,036	25,639	2,979	5,292	—	—

Total distributions paid	$67,262	$72,908	$23,274	$16,296	$5,559	$7,237

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2015, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	Balanced	Mid-Cap Value	Retirement Income and Appreciation
Cost basis of investments for federal income tax purposes	$815,587	$682,932	$87,617
Unrealized appreciation	67,294	47,011	3,533
Unrealized depreciation	(41,109)	(53,867)	(2,135)

Net unrealized appreciation or (depreciation)	26,185	(6,856)	1,398
Undistributed ordinary income	3,199	10,858	1,271
Accumulated long-term gain or (loss)	35,019	25,489	1,861

Distributable earnings or (deficits)	$64,403	$29,491	$4,530

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments, reclassifications of income from real estate investment securities and publicly traded partnerships, book amortization of premiums, and income adjustments associated with contingent payment debt instruments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Gains on redemptions in-kind for Balanced Fund and Mid-Cap Value Fund, of approximately $37,483,587 and $13,199,015, were included in net realized gain on investments in the Statement of Operations for the year ended October 31, 2015, and were not recognized for Federal income tax purposes.

Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, Section 732 basis adjustments, reclassifications of income from real estate investment securities and publicly traded partnerships, reclassifications of dividends, income adjustments associated with contingent debt instruments, utilization of earnings and profits distributed to shareholders on redemption of shares, and net realized gains on redemptions in-kind as of October 31, 2015 (in thousands):

	Balanced	Mid-Cap Value	Retirement Income and Appreciation
Paid-in-capital	$57,800	$23,454	$482
Undistributed net investment income	(874)	(1,422)	1,108
Accumulated net realized gain (loss)	(56,926)	(22,032)	(1,590)
Unrealized appreciation or (depreciation) of investments and futures contracts	—	—	—

For the year ended October 31, 2015, the Funds did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, other than short-term obligations, for the year ended October 31, 2015 were as follows (in thousands):

	Balanced	Mid-Cap Value	Retirement Income and Appreciation
Purchases (excluding U.S. government securities)	$611,271	$576,139	$52,583
Sales and maturities (excluding U.S. government securities)	825,748	535,275	71,874
Purchases of U.S. government securities	190,255	—	2,947
Sales and maturities of U.S. government securities	224,582	—	14,947

A summary of the Funds’ direct transactions in Select Funds for the year ended October 31, 2015 is set forth below (in thousands):

	Type of Transaction	Affiliate	October 31, 2014 Shares/Fair Value	Purchases	Sales	October 31, 2015 Shares/Fair Value	Dividend Income
Balanced	Direct	USG Select Fund	$—	$8,000	$8,000	$—	$—
Mid-Cap Value	Securities Lending	USG Select Fund	11,720	82,784	83,916	10,588	1

9. Securities Lending

The Mid-Cap Value Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, as designated by the Manager.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2015, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 11,040	$ —	$ 11,325

Cash collateral is listed on the Mid-Cap Value Fund’s Schedule of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments, grossed up by the securities lending fees paid to the Manager, is included in Income derived from securities lending on the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

For the Year Ended October 31, 2015

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,987	$48,746	1,308	$21,588	4,196	$62,493	232	$3,610
Reinvestment of dividends	292	4,725	146	2,375	690	10,149	55	859
Shares redeemed	(1,432)	(23,117)	(1,127)	(18,306)	(4,822)	(71,369)	(305)	(4,682)

Net increase (decrease) in shares outstanding	1,847	$30,354	327	$5,657	64	$1,273	(18)	$(213)

	A Class		C Class		AMR Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,137	$16,867	1,432	$21,546	4,030	$61,773
Reinvestment of dividends	109	1,592	125	1,853	2,952	44,911
Shares redeemed	(882)	(12,823)	(465)	(6,892)	(27,433)	(409,127)

Net increase (decrease) in shares outstanding	364	$5,636	1,092	$16,507	(20,451)	$(302,443)

	Institutional Class		Y Class		Investor Class		Advisor Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,220	$122,878	3,400	$50,233	7,288	$109,453	278	$3,989
Redemption Fees	—	12	—	2	—	15	—	1
Reinvestment of dividends	476	6,981	82	1,190	619	9,156	23	327
Shares redeemed	(4,139)	(61,221)	(778)	(11,517)	(3,765)	(56,035)	(327)	(4,786)

Net increase (decrease) in shares outstanding	4,557	$68,650	2,704	$39,908	4,142	$62,589	(26)	$(469)

	A Class		C Class		AMR Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	425	$6,179	140	$1,987	1,370	$20,402
Redemption Fees	—	1	—	—	—	6
Reinvestment of dividends	42	607	11	151	313	4,597
Shares redeemed	(588)	(8,411)	(64)	(884)	(9,863)	(144,848)

Net increase (decrease) in shares outstanding	(121)	$(1,624)	87	$1,254	(8,180)	$(119,843)

	Y Class		Investor Class		A Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55	$586	1,021	$10,877	122	$1,304
Reinvestment of dividends	4	42	505	5,384	3	31
Shares redeemed	(17)	(181)	(2,976)	(31,622)	(20)	(209)

Net increase (decrease) in shares outstanding	42	$447	(1,450)	$(15,361)	105	$1,126

	C Class
Retirement Income and Appreciation Fund	Shares	Amount
Shares sold	53	$567
Reinvestment of dividends	7	82
Shares redeemed	(47)	(513)

Net increase in shares outstanding	13	$136

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,324	$21,700	1,870	$30,865	6,066	$91,828	708	$10,930
Reinvestment of dividends	305	4,907	80	1,290	630	9,233	37	574
Shares redeemed	(931)	(15,382)	(248)	(4,136)	(3,165)	(47,590)	(234)	(3,696)

Net increase in shares outstanding	698	$11,225	1,702	$28,019	3,531	$53,471	511	$7,808

	A Class		C Class		AMR Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,403	$20,947	1,419	$21,522	1,946	$30,278
Reinvestment of dividends	51	749	71	1,047	3,595	54,434
Shares redeemed	(200)	(3,016)	(184)	(2,787)	(3,905)	(60,461)

Net increase in shares outstanding	1,254	$18,680	1,306	$19,782	1,636	$24,251

	Institutional Class		Y Class		Investor Class		Advisor Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	9,719	$141,013	2,278	$32,808	17,353	$254,014	533	$7,626
Redemption Fees	—	22	—	2	—	14	—	—
Reinvestment of dividends	371	5,095	13	178	121	1,684	4	52
Shares redeemed	(2,008)	(28,892)	(369)	(5,306)	(2,161)	(31,317)	(94)	(1,309)

Net increase in shares outstanding	8,082	$117,238	1,922	$27,682	15,313	$224,395	443	$6,369

	A Class		C Class		AMR Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,224	$17,349	296	$4,083	2,431	$35,194
Redemption Fees	—	2	—	—	—	25
Reinvestment of dividends	16	214	5	71	640	8,790
Shares redeemed	(87)	(1,245)	(4)	(60)	(3,570)	(50,508)

Net increase (decrease) in shares outstanding	1,153	$16,320	297	$4,094	(499)	$(6,499)

	Y Class		Investor Class		A Class		C Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	24	$261	1,502	$16,482	1	$10	36	$397
Reinvestment of dividends	3	39	655	7,057	2	28	7	79
Shares redeemed	(15)	(169)	(4,752)	(51,433)	(39)	(435)	(43)	(478)

Net increase (decrease) in shares outstanding	12	$131	(2,595)	$(27,894)	(36)	$(397)	—	$(2)

11. Subsequent Events

On September 21, 2015 the Manager announced the Board’s approval of a plan to liquidate and terminate the AMR Classes of the Balanced and Mid-Cap Value Funds. On December 15, 2015 the AMR Class of the Mid-Cap Value Fund was closed. The AMR Class of the Balanced Fund is expected to close on or about March 15, 2016.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,

	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.79	$16.31	$14.27	$12.89	$12.62

Income from investment operations:
Net investment income (loss)	0.32	0.38	0.30	0.32	0.32
Net gains (losses) from investments (both realized and unrealized)	(0.32)	1.35	2.35	1.38	0.29

Total income (loss) from investment operations	0.00	1.73	2.65	1.70	0.61

Less distributions:
Dividends from net investment income	(0.22)	(0.42)	(0.30)	(0.32)	(0.34)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	—	—

Total distributions	(1.00)	(1.25)	(0.61)	(0.32)	(0.34)

Net asset value, end of period	$15.79	$16.79	$16.31	$14.27	$12.89

Total return A	(0.07)%	11.15%	19.04%	13.23%	4.87%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$99,174	$74,422	$60,916	$40,938	$30,962
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.58%	0.58%	0.60%	0.59%	0.58%
Expenses, net of reimbursements or recoupments	0.58%	0.58%	0.60%	0.59%	0.58%
Net investment income, before reimbursements or recoupments	1.83%	2.24%	1.86%	2.27%	2.49%
Net investment income, net of reimbursements or recoupments	1.83%	2.24%	1.86%	2.27%	2.49%
Portfolio turnover rate	62%	34%	56%	58%	47%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class					Advisor Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$16.83	$16.37	$14.32	$12.93	$12.78	$15.31	$14.98	$13.16	$11.93	$11.66	$16.04	$15.65	$13.73	$12.36	$12.11

0.30	0.40	0.39	0.17	0.36	0.22	0.42	0.26	0.23	0.25	0.22	0.18	(0.12)	0.42	0.41
(0.30)	1.31	2.26	1.51	0.24	(0.26)	1.11	2.13	1.30	0.28	(0.29)	1.39	2.60	1.14	0.11

0.00	1.71	2.65	1.68	0.60	(0.04)	1.53	2.39	1.53	0.53	(0.07)	1.57	2.48	1.56	0.52

(0.21)	(0.42)	(0.29)	(0.29)	(0.45)	(0.19)	(0.37)	(0.26)	(0.30)	(0.26)	(0.17)	(0.35)	(0.25)	(0.19)	(0.27)
(0.78)	(0.83)	(0.31)	—	—	(0.78)	(0.83)	(0.31)	—	—	(0.78)	(0.83)	(0.31)	—	—

(0.99)	(1.25)	(0.60)	(0.29)	(0.45)	(0.97)	(1.20)	(0.57)	(0.30)	(0.26)	(0.95)	(1.18)	(0.56)	(0.19)	(0.27)

$15.84	$16.83	$16.37	$14.32	$12.93	$14.30	$15.31	$14.98	$13.16	$11.93	$15.02	$16.04	$15.65	$13.73	$12.36

(0.07)%	10.98%	18.97%	13.04%	4.73%	(0.35)%	10.75%	18.65%	12.86%	4.52%	(0.58)%	10.58%	18.52%	12.62%	4.33%

$39,151	$36,114	$7,263	$2,482	$401	$155,758	$165,808	$109,337	$89,272	$83,657	$13,510	$14,706	$6,353	$2,507	$3,536
0.66%	0.67%	0.68%	0.69%	1.48%	0.91%	0.92%	0.92%	0.92%	0.92%	1.06%	1.07%	1.07%	1.09%	1.09%
0.66%	0.68%	0.70%	0.69%	0.70%	0.91%	0.92%	0.92%	0.92%	0.92%	1.06%	1.07%	1.07%	1.09%	1.09%
1.75%	2.01%	1.71%	2.08%	1.55%	1.51%	1.84%	1.62%	1.95%	2.16%	1.35%	1.75%	1.32%	1.82%	2.01%
1.75%	2.01%	1.69%	2.08%	2.34%	1.51%	1.84%	1.62%	1.95%	2.16%	1.35%	1.75%	1.32%	1.82%	2.01%
62%	34%	56%	58%	47%	62%	34%	56%	58%	47%	62%	34%	56%	58%	47%

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,

	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.29	$14.97	$13.16	$12.06	$11.94

Income from investment operations:
Net investment income	0.23	0.33	0.22	0.33	0.38
Net gains (losses) from investments (both realized and unrealized)	(0.29)	1.18	2.14	1.17	0.14

Total income (loss) from investment operations	(0.06)	1.51	2.36	1.50	0.52

Less distributions:
Dividends from net investment income	(0.18)	(0.36)	(0.24)	(0.40)	(0.40)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	—	—

Total distributions	(0.96)	(1.19)	(0.55)	(0.40)	(0.40)

Net asset value, end of period	$14.27	$15.29	$14.97	$13.16	$12.06

Total return A	(0.48)%	10.67%	18.45%	12.65%	4.37%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$29,074	$25,579	$6,284	$3,127	$588
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.97%	1.02%	1.10%	1.13%	1.59%
Expenses, net of reimbursements or recoupments	0.97%	1.04%	1.10%	1.09%	1.10%
Net investment income, before reimbursements or recoupments	1.44%	1.68%	1 31%	1.62%	1.47%
Net investment income, net of reimbursements or recoupments	1.44%	1.67%	1.30%	1.66%	1.95%
Portfolio turnover rate	62%	34%	56%	58%	47%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class					AMR Class
Year Ended October 31,					Year Ended October 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$15.47	$15.13	$13.33	$12.13	$11.92	$15.80	$15.44	$13.54	$12.27	$12.02

0.14	0.21	0.17	0.15	0.20	0.01	0.39	0.27	0.31	0.34
(0.29)	1.20	2.11	1.29	0.22	0.05	1.28	2.27	1.34	0.27

(0.15)	1.41	2.28	1.44	0.42	0.06	1.67	2.54	1.65	0.61

(0.11)	(0.24)	(0.17)	(0.24)	(0.21)	(0.26)	(0.48)	(0.33)	(0.38)	(0.36)
(0.78)	(0.83)	(0.31)	—	—	(0.78)	(0.83)	(0.31)	—	—

(0.89)	(1.07)	(0.48)	(0.24)	(0.21)	(1.04)	(1.31)	(0.64)	(0.38)	(0.36)

$14.43	$15.47	$15.13	$13.33	$12.13	$14.82	$15.80	$15.44	$13.54	$12.27

(1.14)%	9.80%	17.50%	11.86%	3.56%	0.28%	11.40%	19.32%	13.55%	5.09%

$45,642	$32,045	$11,574	$3,579	$922	$335,910	$681,527	$640,579	$710,816	$734,927
1.72%	1.78%	1.84%	1.85%	2.34%	0.31%	0.32%	0.33%	0.32%	0.33%
1.72%	1.79%	1.85%	1.83%	1.82%	0.31%	0.32%	0.33%	0.32%	0.33%
0.69%	0.94%	0.51%	0.88%	0.66%	2.11%	2.45%	2.29%	2.57%	2.75%
0.69%	0.93%	0.50%	0.90%	1.18%	2.11%	2.45%	2.29%	2.57%	2.75%
62%	34%	56%	58%	47%	62%	34%	56%	58%	47%

American Beacon Balanced Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,

	2015E	2014	2013	2012	2011A
Net asset value, beginning of period	$14.76	$14.33	$10.95	$9.73	$9.27

Income from investment operations:
Net investment income (loss)	0.16	0.12	0.13	0.14	0.09
Net gains from investments (both realized and unrealized)	0.25	1.27	3.93	1.21	0.48

Total income from investment operations	0.41	1.39	4.06	1.35	0.57

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.20)	(0.13)	(0.11)
Distributions from net realized gains	(0.45)	(0.85)	(0.48)	—	—

Total distributions	(0.55)	(0.96)	(0.68)	(0.13)	(0.11)

Redemption fees added to beneficial interestsB	—	—	—	—	—

Net asset value, end of period	$14.62	$14.76	$14.33	$10.95	$9.73

Total return C	2.73%	10.20%	39.18%	14.07%	6.08%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$258,503	$193,635	$72,207	$34,208	$33,441
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.85%	0.89%	0.99%	1.06%	1.10%
Expenses, net of reimbursements or recoupments	0.85%	0.93%	0.98%	0.98%	0.97%
Net investment income (loss), before reimbursements or recoupments	1.10%	0.92%	1.05%	1.17%	0.91%
Net investment income, net of reimbursements or recoupments	1.10%	0.88%	1.06%	1.25%	1.04%
Portfolio turnover rate	79%	24%	48%	87%	107%

A	LMCG Investments (formerly known as Lee Munder Capital Group, LLC) was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011 and terminated on April 30, 2015.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on average shares outstanding.
E	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class						Advisor Class
Year Ended October 31,					Year Ended October 31,						Year Ended October 31,
2015E	2014	2013	2012	2011A	2015E	2014	2013	2012	2011A		2015E	2014	2013	2012	2011A
$14.66	$14.25	$10.92	$9.72	$9.27	$14.89	$14.47	$10.98	$9.71	$9.20		$14.46	$14.07	$10.81	$9.56	$9.12

0.15	0.18	0.17	0.13	0.08	0.13	0.16	0.23	0.34	(0.03	)D	0.08	0.11	0.11	0.05	0.07
0.26	1.19	3.86	1.21	0.48	0.25	1.21	3.83	1.00	0.63		0.25	1.17	3.83	1.23	0.45

0.41	1.37	4.03	1.34	0.56	0.38	1.37	4.06	1.34	0.60		0.33	1.28	3.94	1.28	0.52

(0.10)	(0.11)	(0.22)	(0.14)	(0.11)	(0.09)	(0.10)	(0.09)	(0.07)	(0.09)		(0.07)	(0.04)	(0.20)	(0.03)	(0.08)
(0.45)	(0.85)	(0.48)	—	—	(0.45)	(0.85)	(0.48)	—	—		(0.45)	(0.85)	(0.48)	—	—

(0.55)	(0.96)	(0.70)	(0.14)	(0.11)	(0.54)	(0.95)	(0.57)	(0.07)	(0.09)		(0.52)	(0.89)	(0.68)	(0.03)	(0.08)

—	—	—	—	—	—	—	—	—	—		—	—	—	—	—

$14.52	$14.66	$14.25	$10.92	$9.72	$14.73	$14.89	$14.47	$10.98	$9.71		$14.27	$14.46	$14.07	$10.81	$9.56

2.76%	10.15%	38.99%	13.97%	5.98%	2.52%	9.99%	38.69%	13.84%	6.49%		2.25%	9.58%	38.43%	13.44%	5.65%

$70,009	$31,075	$2,814	$516	$52	$304,800	$246,405	$17,871	$4,157	$1,812		$6,684	$7,149	$728	$465	$37
0.94%	0.98%	1.11%	1.28%	11.62%	1.09%	1.13%	1.25%	1.44%	1.32%		1.37%	1.40%	1.61%	1.99%	1.98%
0.94%	0.98%	1.08%	1.06%	1.06%	1.09%	1.14%	1.23%	1.23%	1.23%		1.37%	1.46%	1.49%	1.48%	1.49%
1.02%	0.80%	0.79%	0.82%	(9.44)%	0.87%	0.61%	0.68%	0.75%	1.33%		0.58%	0.35%	0.46%	0.10%	0.21%
1.02%	0.80%	0.82%	1.03%	1.12%	0.87%	0.60%	0.70%	0.96%	1.42%		0.58%	0.30%	0.58%	0.61%	0.69%
79%	24%	48%	87%	107%	79%	24%	48%	87%	107%		79%	24%	48%	87%	107%

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2015E	2014	2013	2012	2011A
Net asset value, beginning of period	$14.43	$14.09	$10.82	$9.61	$9.18

Income from investment operations:
Net investment income	0.11	0.13	0.14	0.09	0.11
Net gains (losses) from investments (both realized and unrealized)	0.25	1.16	3.80	1.20	0.40

Total income from investment operations	0.36	1.29	3.94	1.29	0.51

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.19)	(0.08)	(0.08)
Distributions from net realized gains	(0.45)	(0.85)	(0.48)	—	—

Total distributions	(0.51)	(0.95)	(0.67)	(0.08)	(0.08)

Redemption fees added to beneficial interestsB	—	—	—	—	—

Net asset value, end of period	$14.28	$14.43	$14.09	$10.82	$9.61

Total return C	2.43%	9.68%	38.39%	13.56%	5.49%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$16,422	$18,345	$1,667	$264	$101
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.25%	1.33%	1.48%	1.61%	3.44%
Expenses, net of reimbursements or recoupments	1.25%	1.33%	1.49%	1.49%	1.48%
Net investment income (loss), before reimbursements or recoupments	0.71%	0.42%	0.44%	0.56%	(1.36)%
Net investment income (loss), net of reimbursements or recoupments	0.71%	0.42%	0.43%	0.68%	0.60%
Portfolio turnover rate	79%	24%	48%	87%	107%

A	LMCG Investments (formerly known as Lee Munder Capital Group, LLC) was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011 and terminated on April 30, 2015.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on average shares outstanding.
E	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class					AMR Class
Year Ended October 31,					Year Ended October 31,
2015E	2014	2013	2012	2011A	2015E		2014	2013	2012	2011A
$14.08	$13.81	$10.70	$9.56	$9.18	$14.80		$14.35	$10.96	$9.73	$9.27

0.01	0.08	0.11	0.06	0.05	0.21	D	0.18	0.15	0.24	0.15
0.23	1.09	3.67	1.15	0.38	0.25	D	1.25	3.94	1.14	0.43

0.24	1.17	3.78	1.21	0.43	0.46		1.43	4.09	1.38	0.58

—	(0.05)	(0.19)	(0.07)	(0.05)	(0.13)		(0.13)	(0.22)	(0.15)	(0.12)
(0.45)	(0.85)	(0.48)	—	—	(0.45)		(0.85)	(0.48)	—	—

(0.45)	(0.90)	(0.67)	(0.07)	(0.05)	(0.58)		(0.98)	(0.70)	(0.15)	(0.12)

—	—	—	—	—	—		—	—	—	—

$13.87	$14.08	$13.81	$10.70	$9.56	$14.68		$14.80	$14.35	$10.96	$9.73

1.64%	8.88%	37.32%	12.75%	4.64%	3.06%		10.53%	39.43%	14.34%	6.20%

$6,239	$5,104	$905	$254	$22	$1,248		$122,292	$125,744	$76,273	$56,963
2.01%	2.12%	2.25%	2.46%	19.14%	0.59%		0.65%	0.73%	0.78%	0.83%
2.01%	2.13%	2.24%	2.22%	2.24%	0.59%		0.65%	0.73%	0.78%	0.83%
(0.05)%	(0.33)%	(0.27)%	(0.40)%	(16.96)%	1.39%		1.21%	1.32%	1.46%	1.34%
(0.05)%	(0.34)%	(0.26)%	(0.15)%	(0.06)%	1.39%		1.21%	1.32%	1.46%	1.34%
79%	24%	48%	87%	107%	79%		24%	48%	87%	107%

American Beacon Retirement Income and Appreciation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class					Investor Class
	Year Ended October 31,					Year Ended October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.05	$11.19	$11.14	$10.83	$10.80	$11.06	$11.19	$11.14	$10.84	$10.81

Income from investment operations:
Net investment income	0.33	0.26	0.06	0.28	0.26	0.02	0.02	0.10	0.24	0.27
Net gains (losses) from investments (both realized and unrealized)	(0.24)	0.30	0.32	0.37	0.05	0.04	0.50	0.25	0.37	0.02

Total income (loss) from investment operations	0.09	0.56	0.38	0.65	0.31	0.06	0.52	0.35	0.61	0.29

Less distributions:
Dividends from net investment income	(0.27)	(0.33)	(0.26)	(0.28)	(0.28)	(0.23)	(0.28)	(0.23)	(0.25)	(0.26)
Distributions from net realized gains	(0.38)	(0.37)	(0.07)	(0.06)	—	(0.38)	(0.37)	(0.07)	(0.06)	—
Total distributions	(0.65)	(0.70)	(0.33)	(0.34)	(0.28)	(0.61)	(0.65)	(0.30)	(0.31)	(0.26)

Net asset value, end of period	$10.49	$11.05	$11.19	$11.14	$10.83	$10.51	$11.06	$11.19	$11.14	$10.84

Total return A	0.81%	5.19%	3.43%	6.10%	2.96%	0.49%	4.86%	3.14%	5.75%	2.71%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,138	$733	$608	$2,287	$539	$79,558	$99,748	$130,013	$163,713	$147,415
Ratios to average net assets:
Expenses, before reimbursements	0.87%	0.90%	0.83%	0.87%	1.80%	1.13%	1.15%	1.11%	1.12%	1.10%
Expenses, net of reimbursements	0.80%	0.80%	0.80%	0.81%	0.84%	1.13%	1.15%	1.11%	1.12%	1.10%
Net investment income, before reimbursements	1.68%	1.71%	1.95%	2.20%	1.45%	1.41%	1.42%	1.61%	1.98%	2.15%
Net investment income, net of reimbursements	1.75%	1.81%	1.99%	2.26%	2.41%	1.41%	1.42%	1.60%	1.98%	2.15%
Portfolio turnover rate	55%	50%	53%	42%	54%	55%	50%	53%	42%	54%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Retirement Income and Appreciation FundSM

Financial Highlights

(For a share outstanding throughout the period)

A Class					C Class
Year Ended October 31,					Year Ended October 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$11.10	$11.23	$11.17	$10.85	$10.81	$11.12	$11.24	$11.17	$10.85	$10.82

0.48	0.03	0.12	0.22	0.23	0.09	0.07	0.08	0.13	0.15
(0.42)	0.49	0.23	0.39	0.05	(0.11)	0.36	0.18	0.39	0.04

0.06	0.52	0.35	0 .61	0.28	(0.02)	0.43	0.26	0.52	19.00

(0.23)	(0.28)	(0.22)	(0.23)	(0.24)	(0.14)	(0.18)	(0.12)	(0.14)	(0.16)
(0.38)	(0.37)	(0.07)	(0.06)	—	(0.38)	(0.37)	(0.07)	(0.06)	—
(0.61)	(0.65)	(0.29)	(0.29)	(0 .24)	(0.52)	(0.55)	(0.19)	(0.20)	(0.16)

$10.55	$11.10	$11.23	$11.17	$10.85	$10.58	$11.12	$11.24	$11.17	$10.85

0.54%	4.83%	3.18%	5.78%	2.61%	(0.22)%	4.01%	2.28%	4.87%	1.75%

$1,531	$447	$851	$1,253	$770	$1,943	$1,897	$1,918	$1,977	$1,587
1.17%	1.27%	1.23%	1.28%	2.00%	1.91%	2.01%	1.99%	2.04%	1.99%
1.04%	1.13%	1.14%	1.14%	1.15%	1.86%	1.94%	1.96%	1.97%	1.94%
1.37%	1.30%	1.48%	1.82%	1.21%	0.63%	0.58%	0.71%	1.06%	1.25%
1.50%	1.44%	1.57%	1.95%	2.06%	0.69%	0.65%	0.75%	1.13%	1.30%
55%	50%	53%	42%	54%	55%	50%	53%	42%	54%

American Beacon FundsSM

Privacy Policy & Federal Tax Information

October 31, 2015 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Balanced	Mid-Cap Value	Retirement Income and Appreciation
Corporate Dividends Received Deduction	38.26%	78.05%	6.50%
Qualified Dividend Income	70.74%	100.00%	10.36%

The Balanced Fund designated $65,725,385 as long-term capital gains distributions and $5,283,231 as short-term capital gain distributions for the year ended October 31, 2015.

The Mid-Cap Value Fund designated $22,863,262 as long-term capital gains distributions and $3,218,438 as short-term capital gain distributions for the year ended October 31, 2015.

The Retirement Income and Appreciation Fund designated $2,437,706 as long-term capital gains and $1,043,367 as short term capital gains distributions for the year ended October 31, 2015.

Shareholders will receive notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of:

(1) a new Management Agreement (“New Management Agreement”) among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Balanced Fund (“Balanced Fund”), the American Beacon Mid-Cap Value Fund (“Mid-Cap Value Fund”), and the American Beacon Retirement Income and Appreciation Fund (“Retirement Income Fund”) (collectively, the “Funds”);

(2) new Investment Advisory Agreements among the Manager, the Trust, on behalf of the Balanced Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”);

(3) new Investment Advisory Agreements among the Manager, the Trust, on behalf of the Mid-Cap Value Fund, and each of Pzena Investment Management, LLC (“Pzena”), Lee Munder Capital Group, LLC (“LMCG”),and Barrow; and

(4) a new Investment Advisory Agreement among the Manager, the Trust, on behalf of the Retirement Income Fund, and Calamos Advisors LLC (“Calamos”).

Collectively, the new Investment Advisory Agreements are hereinafter referred to as the “New Advisory Agreements,” and Barrow, Brandywine, Hotchkis, Pzena, LMCG and Calamos are hereinafter referred to as the “Sub-Advisors.”

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (the “Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the current Management Agreement (“Current Management Agreement”) among the Manager and the Trust on behalf of the Balanced Fund, Mid-Cap Value Fund and Retirement Income Fund and the current Investment Advisory Agreements (“Current Advisory Agreements”) among the Manager, Barrow, Brandywine, Hotchkis and the Trust, on behalf of the Balanced Fund, the Manager, Pzena, LMCG, Barrow and the Trust, on behalf of the Mid-Cap Value Fund, and the Manager, Calamos and the Trust, on behalf of the Retirement Income Fund, provided for their automatic termination in the event of an assignment. The Transaction was deemed an “assignement”, under the 1940 Act. As a result, the Current Management Agreement and each Current Advisory Agreement (“Current Agreements”) were deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Funds. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Current Management Agreement and Current Advisory Agreements at in-person meetings held in May and June 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the Sub-Advisors since the May and June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal of the Current Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Funds’ fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchasers and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Funds’ Chief Compliance Officer;

•	a discussion of any potential material changes to the Current Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Funds as a result of the Transaction;

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Funds; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisors for the May and June 2014 meetings in connection with the renewal of the Current Agreements.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Funds and their shareholders.

In determining whether to approve the New Agreements, on December 10, 2014, the Trustees considered the best interests of each Fund separately. The Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Current Agreements in May and June 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each Sub-Advisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a Sub-Advisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and each Sub-Advisor to provide the same services to each Fund on substantially the same terms as the Current Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which each Fund’s assets are managed. The Board also considered representations by the Manager and/or the Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Funds; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Funds’ shares and add new series to the Trust and share classes to the Funds’ product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Funds’ service providers or Sub-Advisors. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisors since the Board’s consideration of the Current Agreements in May and June 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisors were appropriate for each Fund and, thus, determined to approve the New Agreements for each Fund.

Investment Performance. The Board considered its review of the comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisors.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager by Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Funds or the Manager’s fee waivers currently in place with respect to each Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Agreements in May and June 2014. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Agreements in May and June 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by each Sub-Advisor from its relationship with its respective Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and each Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Funds.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Funds would pay the same fee rates to the Manager under the New Management Agreement as the Funds currently pay under the Current Management Agreement. The Board also considered that each Fund would pay the same investment advisory fee rate to its Sub-Advisor under the New Advisory Agreement as the Fund pays under its Current Advisory Agreement. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the Manager’s fee schedule for each Fund, Barrow, Brandywine and Hotchkis’ fee schedules for the Balanced Fund, Pzena, LMCG and Barrow’s fee schedules for the Mid-Cap Value Fund, and Calamos’ fee schedule for the Retirement Income Fund, provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived by the Manager from Relationship With the Funds. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the Sub-Advisors as a result of the advisory relationships with the Funds would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the potential benefits accruing to the Manager and the Sub-Advisors under the New Management Agreement and the New Advisory Agreements by virtue of the Manager’s relationship with the Funds, Barrow, Brandywine and Hotchkis’ relationship with the Balanced Fund, Pzena, LMCG and Barrow’s relationship with the Mid-Cap Value Fund, and Calamos’ relationship with the Retirement Income Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Barrow, Brandywine, Hotchkis, Pzena, LMCG, or Calamos, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the Balanced Fund, the Mid-Cap Value Fund and the Retirement Income Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the Balanced Fund, the Mid-Cap Value Fund and the Retirement Income Fund, and approved the New Agreements.

At its March 3-4, 2015 meetings, the Board of Trustees (“Board”) considered the approval of a new investment advisory agreement among the Manager, WEDGE Capital Management L.L.P. (“Wedge”) and the the American Beacon Funds, on behalf of the American Beacon Mid-Cap Value Fund (“Mid-Cap Value Fund”) (“Wedge Agreement”).

Approval of WEDGE Capital Management L.L.P.

Prior to the meeting, the Board requested and reviewed information provided by Wedge in connection with its consideration of the Wedge Agreement, and the Investment Committee of the Board met with representatives of Wedge. The Board considered, among other materials, responses by Wedge to inquiries requesting:

•	a description of the advisory and related services proposed to be provided to the Mid-Cap Value Fund;

•	identification of the professional personnel to perform services for the Mid-Cap Value Fund and their education, experience and responsibilities;

•	a comparison of investment performance of Wedge’s Mid Cap Value Composite (“Mid-Cap Composite”) and three registered investment companies managed by Wedge with investment objectives and strategies similar to those of the Mid-Cap Value Fund (“Similar Funds”) with the performance of the Russell Mid Cap Value Index (“Russell Index”), the Mid-Cap Value Fund’s benchmark index;

•	an analysis of the proposed advisory fee;

•	a description of the portfolio managers’ compensation, including any incentive arrangement and, if compensation is tied to performance, a description of the oversight mechanism to prevent a manager with lagging performance from taking undue risks;

•	a description of Wedge’s compliance program and any material compliance matters, as well as its trading activities;

•	a discussion of Wedge’s financial condition and confirmation that Wedge’s financial condition would not impair its ability to provide high-quality services to the Mid-Cap Value Fund; and

•	any other information that Wedge believed would be material to the Board’s consideration of the Wedge Agreement.

Provided below is an overview of the primary factors the Board considered at its March 3-4, 2015 meetings at which the Board considered the approval of the Wedge Agreement. In determining whether to approve the Wedge Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of Wedge; (3) the costs to be incurred by Wedge in rendering its services and the resulting profits or losses; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by Wedge with other clients; and (7) any other benefits anticipated to be derived by Wedge from its relationship with the Mid-Cap Value Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Wedge Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of Wedge regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Wedge Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Wedge Agreement were reasonable and fair and that the approval of the Wedge Agreement was in the best interests of the Mid-Cap Value Fund.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Nature, extent and quality of the services to be provided by Wedge. The Board considered information regarding Wedge’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Wedge Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Wedge’s allocation of the Mid-Cap Value Fund. The Board also considered Wedge’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of Wedge. The Board considered Wedge’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Mid-Cap Value Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Wedge were appropriate for the Mid-Cap Value Fund in light of its investment objective, and, thus, supported a decision to approve the Wedge Agreement.

Performance of Wedge. The Board evaluated the performance information provided by Wedge regarding the performance of the Mid-Cap Composite and the Similar Funds relative to the performance of the Russell Index. The Board considered that the Mid-Cap Composite outperformed the Russell Index for the one-year, three-year, five-year and since-inception periods. The Board also considered that the Similar Funds outperformed the Mid-Cap Composite for all applicable periods. Based on the foregoing information, the Board concluded that the historical investment performance record of Wedge supported approval of the Wedge Agreement.

Comparisons of the amounts to be paid under the Wedge Agreement with those under contracts between Wedge and its other clients. In evaluating the Wedge Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Wedge on behalf of the Mid-Cap Value Fund. The Board noted that Wedge’s investment advisory fee rate under the Wedge Agreement would be paid to Wedge by the Mid-Cap Value Fund. The Board considered that the advisory fee rate proposed for the Mid-Cap Value Fund was comparable to the advisory fee rates charged to two of the Similar Funds, but was higher than the advisory fee rate charged to one of the Similar Funds. The Board also considered that the proposed advisory fee rate was the same as the standard advisory fee rate that Wedge charges to non-investment company clients. The Board also considered that Wedge has agreed to a most favored nation agreement whereby the Mid-Cap Value Fund’s blended fee rate will be the lowest offered to any other client with comparable or lower levels of assets and will be reduced accordingly if Wedge offers a lower fee rate to a client with a comparable or lower level of assets. The Board noted that the proposed advisory fee rate is higher at certain asset levels than the advisory fee rate schedule for the existing subadviser that Wedge would replace, but lower than the advisory fee rate schedule at every asset level for one of the two remaining subadvisers. After evaluating this information, the Board concluded that Wedge’s advisory fee rate under the Wedge Agreement was reasonable in light of the services to be provided to the Mid-Cap Value Fund.

Costs of the services to be provided and profits to be realized by Wedge and its affiliates from its relationship with the Mid-Cap Value Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Wedge from its relationship with the Mid-Cap Value Fund, noting instead the arm’s-length nature of the relationship between the Manager and Wedge with respect to the negotiation of the advisory fee rate on behalf of the Mid-Cap Value Fund.

Economies of Scale. The Board considered Wedge’s representation that the breakpoints included in the proposed advisory fee rate reflect potential economies of scale for the benefit of the Mid-Cap Value Fund’s investors.

Benefits to be derived by Wedge from the relationship with the Mid-Cap Value Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Wedge as a result of its relationship with the Mid-Cap Value Fund, including greater exposure in the marketplace with respect to Wedge’s investment process and expanding the level of assets under management by Wedge. The Board also noted Wedge’s representation that it intends to receive soft dollar benefits in connection with Mid-Cap Value Fund transactions. Based on the foregoing information, the Board concluded that the potential benefits accruing to Wedge by virtue of its relationship with the Mid-Cap Value Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Mid-Cap Value Fund, the Manager or Wedge, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the Wedge Agreement is in the best interests of the Mid-Cap Value Fund and approved the Wedge Agreement.

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

Special meetings of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) were held on April 7 and April 28, 2015. The shareholders of the Balanced, Mid-Cap Value, and Retirement Income and Appreciation Funds (the “Funds”) approved a new investment management agreement between American Beacon Advisors, Inc. and the Funds. Approval of this proposal required a majority of the outstanding voting securities of each Fund. The following are the results of the shareholder votes for this proposal:

Funds	For	Against	Abstain	Non-Voting
Balanced Fund	785,874,263.69	1,269,741.04	1,852,167.45	192,389,890.64
Mid-Cap Value Fund	305,511,000.55	698,760.67	1,370,575.27.	101,028,297.64
Retirement Income and Appreciation Fund	88,356,773.62	122,298.16	110,091.44	15,347,160.00

Special meetings of shareholders of the Trust were held on April 7 and April 28, 2015. The shareholders of the Trust approved the re-election of nine of the current Trustees to the Board of the American Beacon Trust and the election of two additional Trustees to the Board. Approval of this proposal required a plurality vote of the Trust’s shares. The following are the results of the election of each Trustee:

Gilbert G. Alvarado
Affirmative	16,655,574,211.10
Withhold	242,060,281.87
Joseph B. Armes
Affirmative	16,653,130,207.99
Withhold	244,504,284.98
Gerard J. Arpey
Affirmative	16,659,813,172.19
Withhold	237,821,320.78
W. Humphrey Bogart
Affirmative	16,532,151,093.14
Withhold	365,483,399.83
Brenda A. Cline
Affirmative	16,662,050,138.08
Withhold	235,584,354.89
Eugene J. Duffy
Affirmative	16,430,210,258.21
Withhold	467,424,234.76
Thomas M. Dunning
Affirmative	16,651,792,247.83
Withhold	245,842,245.14
Alan D. Feld
Affirmative	14,899,039,186.08
Withhold	1,998,595,306.89
Richard A. Massman
Affirmative	16,651,582,060.07
Withhold	246,052,432.90
Barbara J. McKenna
Affirmative	16,435,773,869.81
Withhold	461,860,623.16
R. Gerald Turner
Affirmative	16,653,429,720.08
Withhold	244,204,772.89

Trustees and Officers of the American Beacon Funds SM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-four funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

Term
NON-INTERESTED TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (45)	Trustee since 2015	Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman, President & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon Funds SM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Trustees and Officers of the American Beacon Funds SM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, and Advisor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund and American Beacon Retirement Income and Appreciation Fund are service marks of American Beacon Advisors, Inc.

AR 10/15

American Beacon®
FUNDS

2015 ANNUAL REPORT

OCTOBER 31, 2015

EMERGING MARKETS FUND – CLOSED TO NEW INVESTORS

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

EMERGING MARKETS FUND RISKS

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

INTERNATIONAL EQUITY FUND RISKS

Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2015

Dear Shareholders,

During much of the 12-month period ended October 31, 2015, uneven global economic growth, declining commodity prices and disparate central bank policies set the stage for mixed returns in all markets. The weakening of many currencies against the U.S. dollar also took a toll on total returns for dollar-based investors in many international markets. Uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the 2008 financial crisis continued to weigh heavily on investors’ minds. At its October 2015 meeting, the Federal Open Market Committee decided against changing interest rates, but kept December on the table as a possibility.

For the period under review, benchmarks for international markets posted modest declines; the MSCI EAFE Index declined -0.07% and the Lipper International Funds Index declined -0.67%. Conversely, benchmarks for emerging markets posted sharp declines; the MSCI Emerging Markets Index declined -14.53% and the Lipper Emerging Markets Fund Index declined -15.26%.

We are proud to offer a broad range of funds to help investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors has led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

For the 12-month period ended October 31, 2015:

•	American Beacon International Equity Fund (Investor Class) returned -1.35%.

•	American Beacon Emerging Markets Fund (Investor Class) returned -19.04%.

Thank you for your continued investment and confidence in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Emerging Markets Overview

October 31, 2015 (Unaudited)

Global markets were mixed at the end of 2014, as investors digested a wide range of year-end economic data. U.S. stocks tallied a gain amid better-than-expected growth indicators, while emerging-market stocks struggled. Although factory output and fixed-asset investment in China slowed through the final months of 2014, the People’s Bank of China (“PBOC”) implemented a targeted move of injecting 400 billion yuan into the interbank market to release liquidity, while exploring a change in how loan-to-deposit ratios are calculated at the country’s banks to free up more cash. The PBOC also surprised investors with a rate cut during the period. Stocks in Russia declined further with a tumbling ruble and weak oil prices, raising concerns that the country could face a recession, while markets in Brazil continued their descent when the largest corruption scandal in the country’s history threatened several key public-works projects that were seen as critical to the country’s economic revival.

The opening months of 2015 were more encouraging for equities, bolstered by the easy-money policies of major central banks and signs of stability in some troubled economies. In Europe, the European Central Bank announced its plan to purchase €60 billion a month in assets to stimulate growth and lift inflation from dangerously low levels while protecting the rest of the eurozone from Greece’s political turmoil. Among emerging markets, China lowered its growth forecast and initiated a surprise rate cut during the period, as leaders attempted to stoke the world’s second-largest economy during a slumping property market and the specter of deflationary risks. India’s central bank also surprised markets when it cut its key lending rate for the second time during the year, joining the worldwide trend of monetary easing that drove global interest rates to multiyear lows.

By April, evidence intensified that the global economic recovery was gaining traction, which helped boost markets. However, markets subsequently sold off by the end of the second quarter against a backdrop of Greece’s intensifying debt drama, China’s economic slowdown and the prospect of a rate hike by the U.S. Federal Reserve (“the Fed”). While stocks in the U.S. and developed international markets were mostly flat through the summer months, emerging markets were more encouraging as China posted solid returns.

The Chinese A-share market, however, declined precipitously on mounting concerns about rising valuations. Consequently, the PBOC cut interest rates and loosened bank reserve requirements to curtail the slide. Reserve Bank of India Governor Raghuram Rajan urged banks to pass a sequence of rate cuts to lending rates to spur investment. Russian equities also charged higher in the second quarter, propelled by an interest-rate cut from the country’s central bank.

Markets were challenged through the end of the Fund’s fiscal year-end as China’s economic slowdown, uncertainty about the Fed’s policy, a rout in commodity prices and growing pessimism about corporate earnings rattled investors. Among emerging markets, reports of a slowdown in China dominated headlines and unnerved investors in the Chinese A-share market and, subsequently, many other markets. To stem the decline, the PBOC devalued its currency in a move to boost exports and then cut interest rates and reduced bank-reserve requirements. Overall, Eastern or “emerging” Europe, India, South Korea and Mexico held up better than the markets with more commodity-dependent economies, including Brazil, South Africa, Malaysia, Colombia and Peru.

In a classic reversal of sentiment at the end of the period, investors rewarded many of the stocks that had dropped most precipitously during the preceding months. Many emerging-market stocks climbed despite uneven but modestly positive news from China, and the consensus at period-end was that the Fed was eyeing a December interest-rate hike.

2

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the Emerging Markets Fund (the “Fund”) returned -19.04% for the twelve months ended October 31, 2015. The Fund underperformed the MSCI Emerging Markets Index (the “Index”) return of -14.53%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Institutional Class (1,5,8)	AEMFX	(18.66)%	(3.83)%	4.58%	$15,656
Y Class (1,2,8)	ACEYX	(18.74)%	(3.95)%	4.50%	15,534
Investor Class (1,6,8)	AAEPX	(19.04)%	(4.25)%	4.18%	15,062
A Class with sales charge (1,3,8)	AEMAX	(23.75)%	(5.37)%	3.55%	14,179
A Class without sales charge (1,3,8)	AEMAX	(19.11)%	(4.25)%	4.17%	15,040
C Class with sales charge (1,4,8)	AEMCX	(20.67)%	(4.96)%	3.77%	14,480
C Class without sales charge (1,4,8)	AEMCX	(19.67)%	(4.96)%	3.77%	14,480
AMR Class (1,8)	AAMRX	(18.54)%	(3.79)%	4.72%	15,860
MSCI Emg Mkts Index (7)		(14.53)%	(2.80)%	5.70%	17,408

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 10/31/05 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05. A portion of the fees charged to the Y Class of the Fund was waived from 2010 through 2013 and in 2015. Performance prior to waiving fees was lower than the actual returns shown for these periods.
3.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 10/31/05 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013. The maximum sales charge for A Class is 5.75%.
4.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 10/31/05 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013 and 2015. Performance prior to waiving fees was lower than the actual returns shown for these periods. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	A portion of the fees charged to the Institutional Class of the Fund has been waived from 2010 through 2013 and in 2015. Performance prior to waiving fees was lower than the actual returns shown for these periods.

3

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	A portion of the fees charged to the Investor Class of the Fund was waived from 2010 through 2013 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013.
7.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 1.44%, 1.55%, 1.89%, 1.76%, 2.50%, and 1.39%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period due to stock selection, as country allocation added value during the period.

Stock selections in South Korea and Hong Kong/China led to the Fund’s relative underperformance, despite benefit gained from selections in the Czech Republic. Poor stock selections included POSCO (down 41.4%) and Hana Financial Group Inc. (down 27.1%) in South Korea, and First Pacific Co. Ltd. (down 33.9%) and Parkson Retail Group Ltd. (down 45.9%) in Hong Kong/China. Stocks benefiting relative performance within the Czech Republic included O2 Czech Republic A.S. (up 93.9%) and Komercni Banka A.S. (up 4.0%).

Relative contribution from country allocation was positive for the twelve-month period, as the Fund added value through underweighting Malaysia (down 30.0%) and overweighting Hungary (up 13.0%). Overweighting Brazil (down 45.9%) detracted from relative performance during the period.

Top Ten Holdings (% Net Assets)
Samsung Electronics Co. Ltd.	3.2
KB Financial Group, Inc.	1.9
Hyundai Mobis Co., Ltd.	1.8
POSCO	1.7
Cia de Saneamento Basico do Estado de Sao Paulo	1.6
Lukoil PJSC	1.5
COSCO Pacific Ltd.	1.5
China Mobile Ltd.	1.4
Sberbank, Sponsored ADR	1.4
Gazprom OAO Sponsored ADR	1.4
Total Fund Holdings	174

Sector Allocation (% Equities)
Financials	26.2
Consumer Discretionary	16.7
Industrials	12.0
Materials	11.2
Telecommunication Services	10.6
Information Technology	6.9
Energy	6.5
Utilities	5.4
Consumer Staples	4.1
Health Care	0.4

4

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2015 (Unaudited)

Country Allocation (% Equities)
Hong Kong/China	24.9
South Korea	20.3
Brazil	15.0
India	7.4
Russia	5.4
Taiwan	4.4
Mexico	4.1
Turkey	3.2
Chile	1.9
Czech Republic	1.8
Austria	1.3
Poland	1.2
Indonesia	1.2
Luxembourg	1.1
Thailand	1.1
Hungary	1.1
Malaysia	0.9
South Africa	0.9
Greece	0.9
Colombia	0.8
Singapore	0.6
United Arab Emirates	0.3
United Kingdom	0.1
Argentina	0.1

5

American Beacon Emerging Markets FundSM

Fund Expenses

October 31, 2015 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Institutional Class
Actual	$1,000.00	$822.28	$6.20
Hypothetical **	$1,000.00	$1,018.40	$6.87
Y Class
Actual	$1,000.00	$822.34	$6.66
Hypothetical **	$1,000.00	$1,017.90	$7.38
Investor Class
Actual	$1,000.00	$820.40	$8.21
Hypothetical **	$1,000.00	$1,016.18	$9.10
A Class
Actual	$1,000.00	$819.66	$8.85
Hypothetical **	$1,000.00	$1,015.48	$9.80
C Class
Actual	$1,000.00	$817.19	$12.41
Hypothetical **	$1,000.00	$1,011.54	$13.74
AMR Class
Actual	$1,000.00	$823.12	$5.79
Hypothetical **	$1,000.00	$1,018.85	$6.41

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.45%, 1.79%, 1.93%, 2.71%, and 1.26% for the Institutional, Y, Investor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

6

International Equity Market Overview

October 31, 2015 (Unaudited)

Competing forces pressured markets during the fiscal year ended October 31, 2015. Low interest rates, abundant liquidity, competitive currency devaluations and renewed optimism for Europe and Japan could not overcome concerns of weakening global growth, the Greek debt crisis, uncertainty about the strength of the Chinese economy, the timing of a shift in the U.S. Federal Reserve (“the Fed”) monetary policy, and concerns of a U.S. government shutdown. The top performing markets included Ireland, Belgium, Israel, Denmark and Japan. The weakest markets for the period included Norway, Australia, Canada, Singapore and Portugal. Currency provided a headwind to U.S.-based investors, as major currencies declined against the U.S. dollar.

The global economy expanded moderately during the fiscal year despite slowing growth in some countries. Stocks in global developed markets, as measured by the MSCI World Index, rose 1.77%, while international equities including emerging markets declined during the period, with the MSCI All Country World ex-US Index returning -4.68%. Weighing on global/international stocks at times were worries about China’s slowing economy and the tumbling stock market, Greece’s debt crisis, geopolitical turmoil in Russia and Ukraine, and ongoing uncertainty over the Fed’s timing for raising interest rates. Conversely, stocks gained as economic data in the U.S. and certain eurozone countries improved, Greece reached an agreement with its creditors, certain global central banks sought to boost their respective economies and the Fed kept the federal funds target rate unchanged. For the reporting period, oil prices declined sharply largely due to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

U.S. economic growth expanded in the fourth quarter of 2014, slowed in the first quarter of 2015 and strengthened in the second quarter of 2015. Despite healthy consumer spending, estimates indicated tepid third-quarter growth as businesses cut back on inventories, exports declined and state and local governments reduced their spending. Although global financial markets anticipated an increase, in September and October, the Fed kept its target interest rate at 0% to 0.25%. The Fed said it expected moderate economic expansion, but it would monitor developments domestically and abroad.

The U.K. economy grew at a slower pace in the third quarter of 2015 as the Construction and Manufacturing sectors contracted, while the Services sector grew. British equities also performed well after the surprise victory of the incumbent and traditionally business-friendly Conservative Party.

The eurozone held up relatively well with better-than-expected economic data, and comments from European Central Bank (“ECB”) President Mario Draghi suggesting further quantitative easing in Europe. The eurozone generally benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy, an improved 2015 eurozone growth forecast and expectations of further ECB stimulus. The eurozone’s annual inflation rate declined during the period, ending at an estimated 0.0% in October. Although the ECB maintained its benchmark interest rates during the period, it indicated that it could increase stimulus measures based on an assessment of the region’s inflation and economic growth.

In China, a devaluation of approximately 3% of its currency was announced, leading to accelerated capital outflows and fears of further currency declines. At the same time, Chinese economic data continued to be weak, resulting in growth concerns. These concerns spilled over to some developed market indices left vulnerable by strong multiyear performance and associated high valuations.

In contrast, Japanese equities were among the best performers, as data showed the economy expanding at a faster rate than initially expected. Additionally, corporate governance improvements at a number of Japanese companies helped lift share prices. The Bank of Japan (“BOJ”) broadened its stimulus measures amid weak domestic demand and lower inflation. The country exited recession in the fourth quarter of 2014 and its economy continued to grow in the first quarter of 2015. However, growth contracted in the second quarter and Japan once again slipped into recession in the third quarter – mostly due to slower business investment. The BOJ lowered its economic growth and inflation forecasts in its October 2015 meeting.

7

American Beacon International Equity FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the International Equity Fund (the “Fund”) returned -1.35% for the twelve months ended October 31, 2015. The Fund underperformed the MSCI EAFE Index (the “Index”) return of -0.07%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05-10/31/15
Institutional Class (1,8)	AAIEX	(0.99)%	5.21%	4.52%	$15,565
Y Class (1,2,8)	ABEYX	(1.06)%	5.11%	4.46%	15,474
Investor Class (1,8)	AAIPX	(1.35)%	4.84%	4.19%	15,076
Advisor Class (1,3,8)	AAISX	(1.51)%	4.67%	3.96%	14,741
Retirement Class (1,4,8)	ABIRX	(1.79)%	4.47%	3.84%	14,580
A Class with sales charge (1,5,8)	AIEAX	(7.09)%	3.48%	3.50%	14,103
A Class without sales charge (1,5,8)	AIEAX	(1.42)%	4.71%	4.11%	14,965
C Class with sales charge (1,6,8)	AILCX	(3.12)%	3.93%	3.70%	14,388
C Class without sales charge (1,6,8)	AILCX	(2.12)%	3.93%	3.70%	14,388
AMR Class (1,8)	AAIAX	(0.75)%	5.50%	4.80%	15,983
MSCI EAFE Index (7)		(0.07)%	4.81%	4.05%	14,881

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/05 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05.
3.	A portion of the fees charged to the Advisor Class of the Fund was waived from 2006 through 2007 and in 2009. Performance prior to waiving fees was lower than the actual returns shown for those periods.
4.	Fund performance for the ten-year period represents the total returns achieved by Advisor Class from 10/31/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/05. A portion of the fees charged to the Retirement Class of the Fund was waived from 2010 through 2012 and fully recovered in 2013 through 2015. Performance prior to waiving fees was lower than the actual returns show from 2010 through 2012.
5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and fully recovered in 2013 and 2015. Performance prior to waiving fees was lower than the actual returns show from 2010 through 2012. The maximum sales charge for A Class is 5.75%.

8

American Beacon International Equity FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012 and fully recovered in 2013 and 2015. Performance prior to waiving fees was lower than the actual returns show from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.73%, 0.83%, 1.06%, 1.20%, 1.47%, 1.09%, 1.84%, and 0.43%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period due to stock selection, as country allocation contributed positively to the Fund’s relative performance.

Stock selections within Canada and Japan contributed to the Fund’s relative underperformance, despite value added from stock selections in the United Kingdom. Lagging securities included Bombardier Inc. (down 66.9%) and Baytex Energy Corp. (down 70.1%) within Canada, and JGC Corp. (down 46.8%) and Hitachi Ltd. (down 25.2%) within Japan. The Fund’s investments in the United Kingdom, including Carnival PLC (up 42.9%) and Provident Financial PLC (up 59.9%) benefited relative performance during the prior twelve months.

From a country allocation perspective, underweighting Australia (down 20.8%) contributed positively to the Fund’s performance relative to the Index, though underweighting Japan and Denmark (up 9.4% and 10.7%, respectively) detracted during the year.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
Novartis AG Reg	2.6
British American Tobacco PLC	2.2
Bayer AG Reg	2.1
KDDI Corp.	1.7
Lloyds Banking Group PLC	1.7
Samsung Electronics Co. Ltd.	1.7
Total S.A.	1.6
Akzo Nobel	1.5
BNP Paribas	1.5
GlaxoSmithKline PLC	1.4
Total Fund Holdings	158

9

American Beacon International Equity FundSM

Performance Overview

October 31, 2015 (Unaudited)

Sector Allocation (% Equities)
Financials	25.0
Consumer Discretionary	13.5
Health Care	13.1
Industrials	9.0
Energy	8.8
Consumer Staples	8.4
Telecommunication Services	8.2
Materials	6.5
Information Technology	5.5
Utilities	2.0

Country Allocation (% Equities)
United Kingdom	24.1
Japan	14.5
France	11.5
Switzerland	9.2
Germany	8.2
South Korea	6.0
Netherlands	5.9
Canada	2.7
Hong Kong/China	2.5
Sweden	2.1
Belgium	1.8
Italy	1.8
Spain	1.7
Israel	1.5
Australia	1.4
Singapore	1.3
Norway	0.9
Finland	0.8
Ireland	0.8
Denmark	0.5
Luxembourg	0.3
Austria	0.3
Portugal	0.2

10

American Beacon International Equity FundSM

Fund Expenses

October 31, 2015 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Institutional Class
Actual	$1,000.00	$928.83	$3.35
Hypothetical **	$1,000.00	$1,021.73	$3.52
Y Class
Actual	$1,000.00	$928.44	$3.69
Hypothetical **	$1,000.00	$1,021.37	$3.87
Investor Class
Actual	$1,000.00	$927.22	$5.05
Hypothetical **	$1,000.00	$1,019.96	$5.30
Advisor Class
Actual	$1,000.00	$926.41	$5.63
Hypothetical **	$1,000.00	$1,019.36	$5.90
Retirement Class
Actual	$1,000.00	$924.86	$6.94
Hypothetical **	$1,000.00	$1,018.00	$7.27
A Class
Actual	$1,000.00	$926.72	$5.24
Hypothetical **	$1,000.00	$1,019.76	$5.50
AMR Class
Actual	$1,000.00	$929.95	$1.99
Hypothetical **	$1,000.00	$1,023.14	$2.09
C Class
Actual	$1,000.00	$923.42	$8.87
Hypothetical **	$1,000.00	$1,015.98	$9.30

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.69%, 0.76%, 1.04%, 1.16%, 1.43%, 1.08%, 1.83%, and 0.41% for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

11

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Emerging Markets Fund and American Beacon International Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Emerging Markets Fund and American Beacon International Equity Fund (two of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Emerging Markets Fund and American Beacon International Equity Fund at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2015

12

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Argentina—0.12%
Preferred Stocks—(Cost $88)
Nortel Inversora S.A., B Shares, ADRA B	3,010	$59

Austria—1.18%
Common Stocks—(Cost $939)
Erste Group Bank AG	20,671	606

Brazil—13.27%
Common Stocks—(Cost $10,229)
Banco Bradesco S.A.	19,020	116
Banco do Brasil S.A.	33,000	137
BM&FBovespa S.A.	66,900	197
Centrais Eletricas Brasileiras S.A., Sponsored ADRB C	131,935	166
Cia de Saneamento Basico do Estado de Sao PauloC	139,300	605
Cia de Saneamento Basico do Estado de Sao Paulo, ADRB C	49,302	217
Cia Hering	30,400	119
Duratex S.A.C D	75,400	125
Embraer S.A., Sponsored ADRB	23,770	699
Estacio Participacoes S.A.	66,700	267
Gerdau S.A., Sponsored ADRB	50,370	70
Hypermarcas S.A.	11,300	51
Kroton Educacional S.A.	50,800	130
Magnesita Refratarios S.A.	129,700	87
Marfrig Alimentos S.A.	334,300	552
Mills Estruturas e Servicos de Engenharia S.A.C	98,056	114
Oi S.A., ADRB	18,239	16
Petroleo Brasileiro S.A., Sponsored ADRB C	64,377	314
Telefonica Brasil S.A., ADRB	53,537	555
TIM Participacoes S.A.	121,500	266
Viver Incorporadora e Construtora S.A.C	431,588	4

Total Common Stocks		4,807

Convertible Bonds—(Cost $116)
Viver Incorporadora e Construtora S.A., 2.00%, 8/6/2016E F G	270,118	11

Preferred Stocks—(Cost $4,739)
Alpargatas S.A.A C	119,800	256
Banco Bradesco S.A.A C	21,140	115
Banco Estado Rio Gran, B SharesA	90,200	140
Cia Brasileira de Distribuicao Grupo Pao de AcucarA	26,300	346
Gerdau S.A.A	64,100	90
Itau Unibanco Holding S.A., Sponsored ADRA B	39,879	273
Itausa—Investimentos Itau S.A.A	29,352	55
Marcopolo S.A.A C	116,400	59
Petroleo Brasileiro S.A., Special Preferred ADRB C	91,130	364
Randon Participacoes S.A.A	148,900	109
Telefonica Brasil S.A.A	3,500	36

	Shares	Fair Value
		(000’s)
Vale S.A., Sponsored ADRA B	40,752	$147

Total Preferred Stocks		1,990

Total Brazil		6,808

Chile—1.65%
Common Stocks—(Cost $769)
Cencosud S.A.	64,328	141
Empresa Nacional de Telecom	17,521	162
Sociedad Quimica y Minera de Chile S.A., ADRB	28,020	543

Total Chile		846

Colombia—0.72%
Common Stocks—(Cost $493)
Grupo Aval Acciones y Valores S.A., ADR B	45,900	368

Czech Republic—1.60%
Common Stocks—(Cost $886)
Ceska telekomunikacni infrastruktura A.S.C	50,350	348
O2 Czech Republic A.S.	50,350	472

Total Czech Republic		820

Greece—0.79%
Common Stocks—(Cost $347)
JUMBO S.A.	41,880	405

Hong Kong/China—22.06%
Common Stocks—(Cost $15,409)
Anhui Conch Cement Co., Ltd. H	76,500	235
Apt. Satellite Holdings Ltd.	463,000	458
Baoxin Auto Group Ltd.	126,500	53
Bosideng International Holdings Ltd.	4,014,000	388
Chaoda Modern Agriculture Holdings Ltd.	1,486,000	68
China Communications Services Corp., Ltd. H	900,000	360
China Construction Bank H	956,665	694
China Life Insurance Co., Ltd. H	67,000	242
China Mengniu Dairy Co., Ltd.	34,000	66
China Mobile Ltd.	60,500	724
China Railway Construction Corp., Ltd. H	29,000	44
China Resources Cement Holdings Ltd.	196,000	79
China Resources Power Holdings Co., Ltd.	146,000	332
China Shenhua Energy Co., Ltd.	116,000	196
China Yuchai International Ltd.	12,237	159
China ZhengTong Auto Services Holdings Ltd.	83,000	37
Chow Tai Fook Jewellery Group Ltd.	257,200	221
CNOOC Ltd.	266,000	298
Cosco International Holdings Ltd. Acquired 1/04/2012 – 9/30/2014, Cost $284E G H	644,000	341
COSCO Pacific Ltd.E G	618,397	752
Dickson Concepts International Ltd.	189,445	71
Dongfeng Motor Group Co., Ltd. H	466,000	676
First Pacific Co., Ltd.	641,874	441

See accompanying notes

13

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Galaxy Entertainment Group Ltd.	52,000	$179
Guangzhou Automobile Group Co., Ltd. H	243,370	213
Industrial & Commercial Bank of China Ltd. H	910,555	581
Lee & Man Paper Manufacturing Ltd.	110,000	69
Lianhua Supermarket Holdings Co., Ltd. HC	358,000	168
Lifestyle International Holdings Ltd.	321,000	463
Luk Fook Holdings International Ltd.	215,000	556
NWS Holdings Ltd.	53,511	81
Parkson Retail Group Ltd.	1,516,299	225
Ping An Insurance Group Co., H	46,500	263
Shanghai Industrial Holdings Ltd.	176,000	463
Sinotrans Shipping Ltd.	1,885,500	399
Weichai Power Co., Ltd. H	271,000	291
Weiqiao Textile Co., Ltd. H	377,000	171
West China Cement Ltd.	504,000	86
Wumart Stores, Inc. H	238,000	170

Total Hong Kong/China		11,313

Hungary—0.94%
Common Stocks—(Cost $635)
Magyar Telekom Telecommunications PLCC I	159,433	221
OTP Bank PLCI	3,972	77
Richter Gedeon Nyrt	10,957	183

Total Hungary		481

India—6.51%
Common Stocks—(Cost $4,821)
Bank of India	132,263	266
Chennai Super Kings Cricket Ltd.C E G	416,135	18
ICICI Bank Ltd.	35,243	149
IDFC Bank Ltd.C E G	20,806	19
India Cements Ltd.	277,631	332
Infrastructure Development Finance Co., Ltd.	20,806	19
NMDC Ltd.	100,682	155
NTPC Ltd.	95,665	194
Oriental Bank of Commerce	43,643	90
Power Grid Corp. of India Ltd.	61,882	122
Punjab National Bank	65,954	129
Reliance Industries Ltd.	39,567	573
Reliance Infrastructure Ltd.	96,265	583
Rolta India Ltd.	68,122	103
South Indian Bank Ltd.	13,429	4
State Bank of India	100,506	365
Steel Authority of India Ltd.	189,412	155
Vedanta Ltd.	30,066	65

Total India		3,341

Indonesia—1.06%
Common Stocks—(Cost $832)
XL Axiata Tbk PT	2,393,803	545

Luxembourg—0.96%
Common Stocks—(Cost $760)
Ternium S.A., Sponsored ADR B	34,480	495

	Shares	Fair Value
		(000’s)
Malaysia—0.83%
Common Stocks—(Cost $642)
CIMB Group Holdings Bhd	158,377	$170
Genting Malaysia Bhd	255,900	256

Total Malaysia		426

Mexico—3.65%
Common Stocks—(Cost $3,729)
Alpek S.A. de C.V.	55,800	81
America Movil S.A.B. de C.V., Series L, Sponsored ADR B	7,118	127
Cemex, S.A.B. de C.V., Series L, Sponsored ADR B	76,463	482
Consorcio ARA, S.A.B. de C.V.	143,500	54
Desarrolladora Homex, S.A.B. de C.V. Acquired 1/2/2013 – 5/2/2013, Cost $733C H	45,663	22
Grupo Financiero Banorte, S.A.B. de C.V.	18,100	97
Grupo Financiero Santander Mexico, S.A.B. de C.V., ADRB	24,195	221
Macquarie Mexico Real Estate NPVJ	387,790	536
TF Administradora IndustrialJ	125,423	231
Urbi Desarrollos Urbanos, S.A.B. de C.V. Acquired 1/14/2013 – 3/25/2013, Cost $643C E G H	1,452,850	22

Total Mexico		1,873

Poland—1.04%
Common Stocks—(Cost $733)
PKO Bank Polski S.A.	40,382	299
Powszechny Zaklad Ubezpieczen S.A.	1,190	116
Synthos S.A.C	126,760	121

Total Poland		536

Qatar—0.02%
Common Stocks—(Cost $12)
Commercial Bank of Qatar QSC	713	10

Russia—4.81%
Common Stocks—(Cost $4,333)
Gazprom OAO, Sponsored ADRB	167,841	702
Lukoil PJSC, ADRB C	21,593	783
Megafon, Reg S, GDRL M	10,295	133
Rosneft Oil Co., Reg S, GDRL M	34,431	138
Sberbank, Sponsored ADRB C	116,532	713

Total Russia		2,469

Singapore—0.58%
Common Stocks—(Cost $221)
Haw Par Corp., Ltd.	49,257	295

South Africa—0.79%
Common Stocks—(Cost $452)
Aveng Ltd.C	1,021	0
Barclays Africa Group Ltd.	10,252	132
Imperial Holdings Ltd.	9,897	129
Standard Bank Group Ltd.	13,653	142

Total South Africa		403

See accompanying notes

14

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
South Korea—17.92%
Common Stocks—(Cost $10,910)
E-Mart Co., Ltd.	1,232	$230
Hana Financial Group, Inc.	22,590	551
Hyundai Engineering & Construction Co., Ltd.	4,520	137
Hyundai Mobis Co., Ltd.	4,480	943
Hyundai Motor Co.	2,927	401
KB Financial Group, Inc.	30,691	973
Kia Motors Corp.	14,030	686
Korea Electric Power Corp.	4,714	212
Korea Electric Power Corp., Sponsored ADRB	3,970	89
KT Corp.	11,509	298
KT Corp., Sponsored ADRB	3,819	50
LG Chem Ltd.	725	194
LG Electronics, Inc.	4,955	213
Lotte Shopping Co., Ltd.	1,095	223
POSCO	5,481	875
Samsung Electronics Co., Ltd.	1,374	1,655
Shinhan Financial Group Co., Ltd.	17,752	678
Shinsegae Co., Ltd.	534	109

Total Common Stocks		8,517

Preferred Stocks—(Cost $495)
Hyundai Motor Co., Ltd.A	6,972	673

Total South Korea		9,190

Taiwan—3.85%
Common Stocks—(Cost $2,471)
Advanced Semiconductor Engineering, Inc.	111,570	130
Casetek Holdings Ltd.	19,000	84
Compal Electronics, Inc.	337,000	211
HON HAI Precision Industry Co., Ltd.	109,864	293
MediaTek, Inc.	31,000	243
Nan Ya Printed Circuit Board Corp.	67,139	68
Radiant Opto-Electronics Corp.	46,970	147
Shin Kong Financial Holding Co., Ltd.	1,002,095	240
Simplo Technology Co., Ltd.	33,000	117
Taiwan Semiconductor Manufacturing Co., Ltd.	66,697	280
United Microelectronics Corp.	448,226	164

Total Taiwan		1,977

Thailand—0.98%
Common Stocks—(Cost $593)
Bangkok Bank PCLN	75,090	354
Thai Oil PCLN	98,300	150

Total Thailand		504

Turkey—2.83%
Common Stocks—(Cost $1,891)
Akbank T.A.S.	72,160	185
Aygaz A.S.	35,330	133
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.J	387,380	376
Turkiye Garanti Bankasi A.S.	70,140	182

	Shares	Fair Value
		(000’s)
Turkiye Halk Bankasi A.S.	50,565	$190
Turkiye Vakiflar Bankasi Tao	268,837	384

Total Turkey		1,450

United Arab Emirates—0.26%
Common Stocks—(Cost $153)
Emaar Properties PJSC K	76,855	135

United Kingdom—0.13%
Common Stocks—(Cost $194)
APR Energy PLC I	25,410	67

SHORT-TERM INVESTMENTS—105.17% (Cost $53,948)
JPMorgan U.S. Government Money Market Fund, Capital Class	53,947,779	53,948

TOTAL INVESTMENTS —193.72% (Cost $121,840)		99,370
LIABILITIES, NET OF OTHER ASSETS—(93.72)%		(48,074)

TOTAL NET ASSETS—100.00%		$51,296

Percentages are stated as a percent of net assets.

A	A type of Preferred Stock that has no maturity date.
B	ADR—American Depositary Receipt.
C	Non-income producing security.
D	Step Up/Down—A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
E	Par value represents units rather than shares.
F	Variable rate.
G	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,163 or 2.27% of net assets.
H	Illiquid Security. At period end, the amount of illiquid securities was $385 or 0.75% of net assets.
I	PLC—Public Limited Company.
J	REIT—Real Estate Investment Trust.
K	PJSC—Private Joint Stock Company.
L	Reg S—Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
M	GDR—Global Depositary Receipt.
N	PCL—Public Company Limited (Thailand).

See accompanying notes

15

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2015

Futures Contracts Open on October 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets December Futures	Long	34	December 2015	$1,434,290	$(2,880)

				$1,434,290	$(2,880)

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Australia—1.37%
Common Stocks—(Cost $28,209)
Ansell Ltd.	387,428	$5,559
Caltex Australia Ltd.	484,549	10,918
James Hardie Industries PLC, CDIA B	575,161	7,506
Westfield Corp.C	657,423	4,805

Total Australia		28,788

Austria—0.24%
Common Stocks—(Cost $5,986)
Uniqa Insurance Group AG	543,477	5,051

Belgium—1.66%
Common Stocks—(Cost $25,837)
Anheuser-Busch InBev S.A.	196,497	23,488
KBC Groep N.V.	185,983	11,330

Total Belgium		34,818

Canada—2.54%
Common Stocks—(Cost $77,593)
Baytex Energy Corp.	535,050	2,177
Bombardier, Inc., Class B	3,635,558	3,948
Encana Corp.	621,320	4,728
Home Capital Group, Inc.	156,374	3,809
Imperial Oil Ltd.D	238,753	7,943
MDA Corp.	176,464	10,518
National Bank of Canada	275,002	9,109
Precision Drilling Corp.	893,626	3,554
Suncor Energy, Inc.	255,695	7,609

Total Canada		53,395

Denmark—0.44%
Common Stocks—(Cost $10,894)
Carlsberg A.S., Class B	113,188	9,279

Finland—0.80%
Common Stocks—(Cost $11,819)
Sampo OYJ, Class A	342,503	16,753

France—10.85%
Common Stocks—(Cost $218,663)
AXA S.A.	484,222	12,952
BNP Paribas	519,581	31,574
Cap Gemini S.A.	166,338	14,821
Cie de Saint-Gobain	207,469	8,711
Cie Generale des Etablissements Michelin	79,004	7,871
ENGIE S.A.	863,092	15,143
Iliad S.A.	25,665	5,400
Legrand S.A.	222,687	12,229
Orange S.A.	177,151	3,124
Sanofi	242,512	24,494
Schneider Electric S.A.	196,578	11,906
Technip S.A.	351,933	18,385
Total S.A.	690,449	33,518
Valeo S.A.	95,742	14,813
Vinci S.A.	191,992	12,959

Total France		227,900

	Shares	Fair Value
		(000’s)
Germany—7.76%
Common Stocks—(Cost $116,254)
Bayer AG Reg	324,270	$43,271
Commerzbank AGD	572,077	6,297
Deutsche Boerse AG	137,605	12,673
Heidelberg Cement AG	148,929	11,100
Infineon Technologies AG	677,990	8,346
Lanxess AG	163,531	8,785
Linde AG	75,392	13,078
Merck KGaA	106,505	10,404
METRO AG	240,892	7,425
Muenchener Rueckversicherungs AG Reg	29,141	5,816
SAP AG	139,531	11,029
Siemens AG Reg	104,730	10,538

Total Common Stocks		148,762

Preferred Stocks—(Cost $27,738)
Volkswagen AG	119,602	14,375

Total Germany		163,137

Hong Kong/China—2.32%
Common Stocks—(Cost $43,721)
AIA Group Ltd.	1,107,662	6,510
Cheung Kong Property Holdings Ltd.	141,582	997
China Merchants Holdings Intl.	1,782,993	5,935
China Mobile Ltd.	1,632,276	19,533
CK Hutchison Holdings Ltd.	141,582	1,953
CNOOC Ltd.	9,614,635	10,755
GCL-Poly Energy Holdings Ltd.D	15,050,317	3,146

Total Hong Kong/China		48,829

Ireland—0.73%
Common Stocks—(Cost $11,113)
CRH PLC B	557,971	15,320

Israel—1.38%
Common Stocks—(Cost $23,276)
Teva Pharmaceutical Industries Ltd., Sponsored ADR E	490,403	29,027

Italy—1.75%
Common Stocks—(Cost $33,965)
Atlantia SpA	268,885	7,451
Azimut Holding SpA	325,766	7,842
ENI SpA	496,764	8,118
Intesa Sanpaolo SpA	1,453,732	5,064
UniCredit SpAF	1,267,675	8,196

Total Italy		36,671

Japan—13.73%
Common Stocks—(Cost $262,495)
Canon, Inc.	252,000	7,601
Daiwa House Industry Co., Ltd.	859,300	22,759
Don Quijote Co., Ltd.	448,100	16,618
East Japan Railway Co.	186,200	17,853
Hitachi Ltd.	2,700,000	15,727
Isuzu Motors Ltd.	584,400	6,884
Japan Tobacco, Inc.	283,700	9,900

See accompanying notes

17

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
KDDI Corp.	1,438,900	$35,130
Konica Minolta, Inc.	593,300	6,151
Nikon Corp.F	870,500	11,340
Nissan Motor Co., Ltd.	1,202,700	12,623
Seven & I Holdings Co., Ltd.	322,100	14,710
Shin-Etsu Chemical Co., Ltd.	117,100	7,020
Softbank Corp.	373,100	21,016
Sony Corp.	423,600	12,216
Sumitomo Mitsui Financial Group, Inc.	708,000	28,515
Suntory Beverage & Food Ltd.	210,800	8,577
Toshiba Corp.	2,668,000	7,586
Toyota Motor Corp.	296,400	18,346
United Arrows Ltd.	181,100	7,849

Total Japan		288,421

Luxembourg—0.27%
Common Stocks—(Cost $5,739)
RTL Group S.A.	64,358	5,570

Netherlands—5.54%
Common Stocks—(Cost $107,429)
Akzo Nobel	450,109	31,900
ING Groep N.V., CVAG	814,109	11,848
Koninklijke Philips Electronics N.V.	209,276	5,659
PostNL N.V.D	1,100,849	4,547
QIAGEN N.V.D	303,816	7,370
RELX N.V.	1,207,679	20,651
Royal Dutch Shell PLC, Class AB	466,543	12,155
SBM Offshore N.V.D F	602,300	8,256
Wolters Kluwer N.V.	415,684	14,077

Total Netherlands		116,463

Norway—0.85%
Common Stocks—(Cost $15,646)
Telenor ASA	948,728	17,899

Portugal—0.22%
Common Stocks—(Cost $6,964)
Galp Energia SGPS S.A.	428,593	4,636

Singapore—1.19%
Common Stocks—(Cost $19,765)
DBS Group Holdings Ltd.	1,005,681	12,398
Noble Group Ltd.	10,756,996	3,878
Singapore Telecommunications Ltd.	3,066,595	8,711

Total Singapore		24,987

South Korea—5.70%
Common Stocks—(Cost $137,277)
Hana Financial Group, Inc.	462,277	11,273
Hyundai Mobis Co., Ltd.	36,196	7,620
Hyundai Motor Co.	117,712	16,107
KB Financial Group, Inc., ADRE	191,567	6,040
KT&G Corp.	93,876	9,387
LG Electronics, Inc.	199,764	8,603
POSCO	41,106	6,562
Samsung Electronics Co., Ltd.	29,214	35,158
SK Telecom Co., Ltd.	89,438	18,907

Total South Korea		119,657

	Shares	Fair Value
		(000’s)
Spain—1.62%
Common Stocks—(Cost $35,938)
CaixaBank S.A.	2,357,314	$9,052
Red Electrica Corporation S.A.	90,475	7,979
Repsol S.A.	234,348	2,957
Tecnicas Reunidas S.A.	73,856	3,295
Telefonica S.A.	806,248	10,666

Total Spain		33,949

Sweden—1.95%
Common Stocks—(Cost $37,237)
Assa Abloy AB	756,965	15,062
Getinge AB, Class B	450,388	11,276
Swedbank AB, Class A	641,395	14,722

Total Sweden		41,060

Switzerland—8.74%
Common Stocks—(Cost $164,175)
ABB Ltd.	570,851	10,777
Aryzta AG	185,927	8,389
Cie Financiere Richemont S.A.	109,862	9,425
Clariant AG	378,824	6,975
Credit Suisse Group AG Reg	894,148	22,325
Givaudan S.A. Reg	1,614	2,890
Novartis AG	611,132	55,552
Roche Holding AG Genusschein	100,258	27,214
Swiss Re AG	90,841	8,446
UBS Group AG	893,987	17,890
Zurich Insurance Group AG	51,605	13,642

Total Switzerland		183,525

United Kingdom—22.91%
Common Stocks—(Cost $464,730)
Aon PLCB	112,279	10,477
Aviva PLCB	3,353,871	25,127
BAE Systems PLCB	1,360,490	9,235
Balfour Beatty PLCB	1,579,522	6,068
Barclays PLCB	6,461,588	23,110
BG Group PLCB	534,763	8,450
BHP Billiton PLCB	389,326	6,245
BP PLCB	1,981,163	11,802
British American Tobacco PLCB	761,647	45,316
Carnival PLCB	231,631	12,916
Diageo PLCB	377,844	10,942
Direct Line Insurance Group PLCB	1,099,379	6,684
GlaxoSmithKline PLCB	1,365,566	29,576
HSBC Holdings PLCB	3,204,536	25,233
Informa PLCB	1,204,090	10,543
Kingfisher PLCB	1,471,983	8,013
Lloyds Banking Group PLCB	30,787,381	34,993
Marks & Spencer Group PLCB	1,280,916	10,130
Michael Page International PLCB	807,287	6,158
Petrofac Ltd.	649,264	8,438
Provident Financial Holdings PLCB	199,468	10,670
Prudential PLCB	965,592	22,611
RELX PLCB	733,714	13,144
Rexam PLCB	1,333,843	11,104
Royal Dutch Shell PLC, Class BB	407,647	10,683
Shire PLCB	218,450	16,586
Sky PLCB	594,107	10,038
SSE PLCB	738,055	17,237

See accompanying notes

18

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Standard Chartered PLCB	688,436	$7,656
Tesco PLCB	3,116,011	8,805
Unilever PLCB	216,884	9,673
Vodafone Group PLCB	6,684,958	22,080
Wolseley PLCB	195,138	11,482

Total United Kingdom		481,225

SHORT-TERM INVESTMENTS—5.79%
American Beacon U.S. Government Money Market Select Fund, Select ClassH	10,000,000	10,000
JPMorgan U.S. Government Money Market Fund, Capital Class	111,686,831	111,687

Total Short-Term Investments (Cost $121,687)		121,687

SECURITIES LENDING COLLATERAL—0.71%
DWS Government and Agency Securities Portfolio, Institutional Class	3,802,167	3,802
American Beacon U.S. Government Money Market Select Fund, Select ClassH	11,032,068	11,032

Total Securities Lending Collateral (Cost $14,834)		14,834

TOTAL INVESTMENTS —101.06% (Cost $2,028,984)		2,122,881
LIABILITIES, NET OF OTHER ASSETS—(1.06)%		(22,241)

TOTAL NET ASSETS—100.00%		$2,100,640

Percentages are stated as a percent of net assets.

A	CDI—Chess Depository Interest.
B	PLC—Public Limited Company.
C	REIT—Real Estate Investment Trust.
D	Non-income producing security.
E	ADR—American Depositary Receipt.
F	All or a portion of this security is on loan at October 31, 2015.
G	CVA—Dutch Certificate.
H	The Fund is affiliated by having the same investment advisor.

See accompanying notes

19

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2015

Futures Contracts Open on October 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
AEX Index November Futures	Long	38	November 2015	$3,855,666	$198,945
CAC 40 Index November Futures	Long	256	November 2015	13,782,691	631,161
DAX Index December Futures	Long	41	December 2015	12,196,766	777,979
FTSE 100 Index December Futures	Long	281	December 2015	27,379,374	846,313
FTSE/MIB Index December Futures	Long	27	December 2015	3,331,783	96,337
Hang Seng Index November Futures	Long	28	November 2015	4,097,224	(100,391)
IBEX 35 Index November Futures	Long	41	November 2015	4,637,352	94,606
OMX 30 Index November Futures	Long	223	November 2015	3,904,973	84,249
S&P/TSX 60 Index December Futures	Long	98	December 2015	11,877,521	2,273
ASX SPI 200 Index December Futures	Long	94	December 2015	8,774,911	235,342
TOPIX Index December Futures	Long	243	December 2015	31,388,530	1,940,315

				$125,226,791	$4,807,129

Foreign Currency Contracts Open on October 31, 2015:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CHF	8,849,286	12/9/2015	CBK	$—	$(126,794)	$(126,794)
Buy	CAD	8,335,841	12/9/2015	GLM	77,536	—	77,536
Buy	EUR	3,816,655	12/9/2015	SCB	—	(16,704)	(16,704)
Buy	GBP	3,007,092	12/9/2015	SCB	10,908	—	10,908
Buy	CAD	1,288,334	12/9/2015	JPM	7,931	—	7,931
Buy	JPY	3,186,451	12/9/2015	SCB	10,206	—	10,206
Buy	AUD	1,027,106	12/9/2015	SCB	—	(17,235)	(17,235)
Buy	SEK	423,945	12/9/2015	JPM	—	(1,690)	(1,690)
Buy	CHF	1,927,486	12/9/2015	JPM	—	(9,938)	(9,938)
Buy	AUD	614,271	12/9/2015	DUB	13,438	—	13,438
Buy	EUR	24,550,134	12/9/2015	CBK	—	(267,059)	(267,059)
Buy	JPY	22,021,297	12/9/2015	UAG	—	(118,028)	(118,028)
Buy	GBP	18,953,109	12/9/2015	BRC	214,923	—	214,923
Buy	AUD	5,994,481	12/9/2015	TDB	109,865	—	109,865
Buy	SEK	2,514,047	12/9/2015	CBK	—	(38,389)	(38,389)
Buy	CHF	615,823	12/9/2015	DUB	—	(9,569)	(9,569)
Buy	JPY	2,542,694	12/9/2015	DUB	—	(21,116)	(21,116)
Buy	SEK	325,192	12/9/2015	DUB	—	(3,307)	(3,307)
Buy	CAD	899,923	12/9/2015	DUB	20,865	—	20,865
Buy	EUR	3,132,320	12/9/2015	DUB	—	(69,467)	(69,467)
Buy	GBP	2,191,740	12/9/2015	DUB	34,265	—	34,265
Sell	EUR	4,930,076	12/9/2015	DUB	136,241	—	136,241
Sell	JPY	3,870,483	12/9/2015	DUB	26,959	—	26,959
Sell	GBP	3,167,388	12/9/2015	DUB	22,180	—	22,180
Sell	SEK	276,460	12/9/2015	DUB	9,689	—	9,689
Sell	AUD	901,832	12/9/2015	DUB	6,290	—	6,290
Sell	CHF	294,744	12/9/2015	DUB	6,345	—	6,345
Sell	CAD	1,311,272	12/9/2015	DUB	—	(13,817)	(13,817)

					$707,641	$(713,113)	$(5,472)

Glossary:

Counterparty Abbreviations:
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	TDB	Toronto Dominion Bank
CBK	Citibank, N.A.	JPM	JPMorgan Chase Bank, N.A.	UAG	UBS AG
DUB	Deutsche Bank AG	SCB	Standard Charter Bank

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2015 (in thousands, except share and per share amounts)

	Emerging Markets Fund		International Equity Fund
Assets:
Investments in unaffiliated securities, at fair value A D		$99,370	$2,101,849
Investments in affiliated securities, at fair value B		—	21,032
Foreign currency, at fair value C		211	3
Foreign currency deposits with brokers, at fair value E		—	10,827
Deposit with brokers for futures contracts		2,560	3,495
Dividends and interest receivable		105	4,702
Receivable for investments sold		495	283,264
Receivable for fund shares sold		36	4,038
Receivable for tax reclaims		5	1,505
Receivable for expense reimbursement (Note 2)		5	—
Receivable for variation margin on open futures contracts		112	4,907
Unrealized appreciation from foreign currency contracts		—	708
Prepaid expenses		15	50

Total assets		102,914	2,436,380

Liabilities:
Payable for investments purchased		6	842
Payable for fund shares redeemed		51,205	316,118
Payable for variation margin from open futures contracts		—	100
Payable upon return of securities loaned		—	14,834
Management and investment advisory fees payable		238	2,050
Administrative service and service fees payable		7	689
Transfer agent fees payable		2	74
Custody and fund accounting fees payable		44	92
Professional fees payable		77	58
Trustee fees payable		3	26
Payable for prospectus and shareholder reports		11	112
Unrealized depreciation from foreign currency contracts		—	713
Other liabilities		25	32

Total liabilities		51,618	335,740

Net Assets		$51,296	$2,100,640

Analysis of Net Assets:
Paid-in-capital		84,759	1,974,259
Undistributed (or overdistribution of) net investment income		1,872	25,245
Accumulated net realized gain (loss)		(12,854)	2,731
Unrealized appreciation or (depreciation) of investments		(16,503)	248,055
Unrealized (depreciation) of currency transactions		(5,975)	(154,457)
Unrealized appreciation or (depreciation) of futures contracts		(3)	4,807

Net assets		$51,296	$2,100,640

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class		743,704	55,210,996

Y Class		37,816	30,220,737

Investor Class		518,249	18,429,275

Advisor Class		N/A	1,205,255

Retirement Class		N/A	124,659

A Class		40,476	578,056

C Class		10,838	215,594

AMR Class		4,135,350	4,922,234

Net assets (not in thousands):
Institutional Class		$6,914,642	$1,037,148,820

Y Class		$353,326	$587,949,806

Investor Class		$4,709,183	$342,720,411

Advisor Class	$	N/A	$22,912,069

Retirement Class	$	N/A	$2,486,139

A Class		$367,737	$10,747,749

C Class		$96,811	$3,899,081

AMR Class		$38,854,360	$92,775,419

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2015 (in thousands, except share and per share amounts)

	Emerging Markets Fund	International Equity Fund
Net asset value, offering and redemption price per share:
Institutional Class	$9.30	$18.79

Y Class	$9.34	$19.46

Investor Class	$9.09	$18.60

Advisor Class	N/A	$19.01

Retirement Class	N/A	$19.94

A Class	$9.09	$18.59

A Class (offering price)	$9.64	$19.72

C Class	$8.93	$18.09

AMR Class	$9.40	$18.85

A Cost of investments in unaffiliated securities	$121,840	$2,007,952
B Cost of investments in affiliated securities	$—	$21,032
C Cost of foreign currency	$213	$3
D Fair value of securities on loan	$—	$13,929
E Cost of foreign currency deposits with brokers	$—	$11,021

See accompanying notes

22

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2015 (in thousands)

	Emerging Markets Fund	International Equity Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$2,583	$62,227
Dividend income from affiliated securities	—	1
Interest income	—	8
Income derived from securities lending	—	999

Total investment income	2,583	63,235

Expenses:
Management and investment advisory fees (Note 2)	837	7,019
Administrative service fees (Note 2):
Institutional Class	29	3,018
Y Class	4	1,717
Investor Class	20	1,074
Advisor Class	—	48
Retirement Class	—	5
A Class	2	29
C Class	1	10
AMR Class	51	219
Transfer agent fees:
Institutional Class	1	440
Y Class	—	38
Investor Class	3	18
Advisor Class	—	2
A Class	—	2
AMR Class	4	13
Custody and fund accounting fees	331	664
Professional fees	120	121
Registration fees and expenses	65	157
Service fees (Note 2):
Y Class	1	572
Investor Class	19	1,306
Advisor Class	—	40
Retirement Class	—	4
A Class	1	14
C Class	—	5
Distribution fees (Note 2):
Advisor Class	—	40
Retirement Class	—	9
A Class	2	24
C Class	2	32
Prospectus and shareholder report expenses	18	288
Trustee fees	7	132
Other expenses	17	254

Total expenses	1,535	17,314

Net fees waived and expenses reimbursed (Note 2)	(49)	(105)

Net expenses	1,486	17,209

Net investment income	1,097	46,026

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:B
Investments	1,748	183,973
Commission recapture (Note 3)	1	101
Foreign currency transactions	(8,877)	(84,401)
Futures contracts	(1,720)	5,090
Change in net unrealized appreciation or (depreciation) of:
Investments	(14,756)	(109,027)
Foreign currency transactions	(1,758)	(69,073)
Futures contracts	(41)	4,141

Net (loss) from investments	(25,403)	(69,196)

Net (decrease) in net assets resulting from operations	$(24,306)	$(23,170)

A Foreign taxes	316	5,602
B Net of foreign withholding taxes on capital gains	43	—

See accompanying notes

23

American Beacon FundsSM

Statements of Changes of Net Assets (in thousands)

	Emerging Markets Fund		International Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,097	$1,376	$46,026	$61,748
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	(8,848)	8,915	104,763	107,117
Change in net unrealized appreciation or (depreciation) of investments, foreign currency transactions, and futures contracts	(16,555)	(6,943)	(173,959)	(202,346)

Net increase (decrease) in net assets resulting from operations	(24,306)	3,348	(23,170)	(33,481)

Distributions to Shareholders:
Net investment income:
Institutional Class	(36)	(100)	(25,911)	(14,406)
Y Class	(5)	(22)	(14,300)	(7,149)
Investor Class	(21)	(43)	(8,329)	(4,093)
Advisor Class	—	—	(183)	(73)
Retirement Class	—	—	(23)	(7)
A Class	(2)	(2)	(202)	(79)
C Class	—	—	(56)	(15)
AMR Class	(415)	(1,154)	(12,918)	(8,617)
Net realized gain from investments:
Institutional Class	(698)	—	—	—
Y Class	(131)	—	—	—
Investor Class	(576)	—	—	—
A Class	(74)	—	—	—
C Class	(15)	—	—	—
AMR Class	(7,427)	—	—	—

Net distributions to shareholders	(9,400)	(1,321)	(61,922)	(34,439)

Capital Share Transactions:
Proceeds from sales of shares	21,911	29,751	614,047	637,106
Reinvestment of dividends	9,371	1,317	56,546	29,476
Cost of shares redeemed	(78,309)	(28,746)	(779,610)	(432,543)
Redemption fees	13	22	11	44

Net increase (decrease) in net assets from capital share transactions	(47,014)	2,344	(109,006)	234,083

Net increase (decrease) in net assets	(80,720)	4,371	(194,098)	166,163

Net Assets:
Beginning of period	132,016	127,645	2,294,738	2,128,575

End of Period *	$51,296	$132,016	$2,100,640	$2,294,738

*Includes undistributed (or overdistribution of) net investment income	$1,872	$(343)	$25,245	$60,882

See accompanying notes

24

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of October 31, 2015, the Trust consists of thirty-two active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon Emerging Markets Fund and American Beacon International Equity Fund. The remaining thirty active series are reported in separate filings.

Effective April 30, 2015, American Beacon Advisors, Inc. (the “Manager”) became a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, two prominent private equity firms. Prior to April 30, the Manager was a wholly-owned subsidiary of Lighthouse Holdings, Inc., which was indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms.

Class Disclosure

All classes of the Emerging Markets Fund were closed to new investors on August 20, 2015. The Retirement and AMR Classes of the International Equity Fund were closed to new investors on September 22, 2015.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to

25

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

0.05% of the average daily net assets. The Funds pay the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2015 were as follows (dollars in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Emerging Markets	0.67%	$798	$738	$60
International Equity	0.29%	7,019	5,705	1,314

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in income derived from securities lending and management and investment advisory fees on the Statements of Operations. During the year ended October 31, 2015, securities lending fees paid to the Manager on behalf of the International Equity Fund was $115,919.

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, Retirement, A, and C Classes and 0.05% of the average daily net assets of the AMR Class of the Funds.

Distribution Plans

The Funds, except for the Advisor, Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Funds shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

26

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Brokerage Commissions

Affiliated entities of an investment advisor to the Emerging Markets Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $3,607 for the year ended October 31, 2015.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the U.S. Government Money Market Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Funds in connection with securities lending may be invested in the Select Funds. The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives management and administration fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended October 31, 2015, fees earned by the Manager from the Select Funds were as follows:

	Fees Earned From Direct Investments in Select Funds	Fees Earned From Securities Lending Collateral Invested in Select Funds	Total
International Equity	$9,316	$44,807	$54,123

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2015, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager voluntary and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded a Fund’s expense cap. For the year ended October 31, 2015, the Manager reimbursed expenses as follows:

		Expense Caps		Reimbursed or (Recovered) Expenses	Expiration of Reimbursements
Fund	Class	11/1/14 to 2/28/15	3/1/15 to 10/31/15
Emerging Markets	Institutional	1.35%	1.35%	$14,312	2018
Emerging Markets	Y	1.45%	1.45%	1,110	2018
Emerging Markets	Investor	1.79%	1.79%	3,202	2018
Emerging Markets	A	1.79%	N/A	285	2018
Emerging Markets	C	2.54%	N/A	103	2018
Emerging Markets	AMR	N/A	1.35%	29,948	2018
International Equity	Institutional*	N/A	N/A	105,558	2018
International Equity	Retirement	N/A	N/A	(209)	2018
International Equity	A	N/A	N/A	(200)	2018
International Equity	C	N/A	N/A	(134)	2018

*	Voluntary Reimbursement

Of these amounts, $5,331 was receivable from the Manager to the Emerging Markets Fund and $103 was payable to the Manager from the International Equity Fund at October 31, 2015. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

27

American Beacon FundsSM
Notes to Financial Statements

October 31, 2015

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Emerging Markets	$387	$—	$28,446	2015
Emerging Markets	—	45,693	—	2016
International Equity	543	—	18,792	2015
International Equity	—	88,916	—	2016
International Equity	—	151,730	—	2017

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2015, Foreside collected $1,031 and $4,759 for Emerging Markets and International Equity Funds, respectively from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2015, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2015, $10 and $1,192 in CDSC fees were collected for the Emerging Markets and International Equity Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair

28

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Standard Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

29

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of October 31, 2015, the investments were classified as described below (in thousands):

Emerging Markets*	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$2,722	$—	$—	$2,722
Foreign Common Stocks	41,537	1,130	22	42,689
Foreign Convertible Bonds	—	11	—	11
Short-Term Investments—Money Market Funds	53,948	—	—	53,948

Total Investments in Securities	$98,207	$1,141	$22	$99,370

Financial Derivative Instruments—Liabilities
Futures Contracts	$(3)	$—	$—	$(3)

Total Financial Derivative Instruments—Liabilities	$(3)	$—	$—	$(3)

International Equity*	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$14,375	$—	$—	$14,375
Foreign Common Stocks	1,971,985	—	—	1,971,985
Short-Term Investments – Money Market Funds	121,687	—	—	121,687
Securities Lending Collateral invested in Money Market Funds	14,834	—	—	14,834

Total Investments in Securities	$2,122,881	$—	$—	$2,122,881

Financial Derivative Instruments—Assets
Futures Contracts	$4,907	$—	$—	$4,907
Foreign Currency Contracts	708	—	—	708

Total Financial Derivative Instruments—Assets	$5,615	$—	$—	$5,615

Financial Derivative Instruments—Liabilities
Futures Contracts	$(100)	$—	$—	$(100)
Foreign Currency Contracts	(713)	—	—	(713)

Total Financial Derivative Instruments—Liabilities	$(813)	$—	$—	$(813)

*	Refer to the Schedules of Investments for country information.

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2015, the Emerging Markets Fund transferred securities with a value of $29,216 from Level 2 to Level 1 and $22 from Level 2 to Level 3, and the International Equity Fund transferred securities with a value of $1,627,228 from Level 2 to Level 1 as of the end of period in accordance with fair value procedures established by the Board. These transfers into Level 1 were due to an assessment in the prior year that adjustments should be applied to certain international securities due to significant movement in the market. No such adjustments were required as of 10/31/15. The transfer into Level 3 was the result of a change in valuation methodology for a security.

The following is a reconciliation of Level 3 assets of the Emerging Markets Fund, for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Foreign Common Stock
Beginning Balance as of 10/31/2014	$—
Net Purchases	—
Net Sales	—
Accrued Discounts/(Premiums)	—
Realized Gain/(Loss)	—
Net Change in Unrealized Appreciation/(Depreciation)	—
Transfers into Level 3	22
Transfers out of Level 3	—

Ending Balance 10/31/2015	$22

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 10/31/2015(2)	$(54)

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

The following is a summary of significant unobservable inputs used in the fair valuation of the asset categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value At 10/31/2015	Valuation Technique	Unobservable Inputs	Input Assumptions	Fair Value at 10/31/2015 per share
Foreign Common Stock	$21,989	Analysis of financial statements and the Restructuring Plan	Any unanticipated adjustments to the restructuring plan that may arise before the company emerges from bankruptcy	Initial equity distribution rates under the Restructuring Plan:	$0.25 MXN/ 0.015
				85% to unsecured creditors
				12.5% to company management
				2.5% to pre-plan common stockholders

(2)	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. To the extent necessary to fully distribute capital gains, the Funds designate earnings and profits distributed to shareholders on the redemption of shares.

31

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the International Equity Fund and all Classes of the Emerging Markets Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Funds pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Chess Depository Instruments (“CDIs”)

CDIs are financial products in which a unit of beneficial ownership is the underlying financial interests of the issuer. The financial interests of the issuer can be foreign equities, debt or other securities through one or more nominee companies, known as depository nominees. These underlying financial interests are quoted on the Australian Stock Exchange (“ASX”) market. With the exception of voting arrangements and some corporate actions of foreign issuers domiciled in certain jurisdictions, the CDI holder has the same rights as holders of financial interests of the issuer that are legally registered in the holder’s name. All of the economic benefits such as dividends, bonus issues, rights issues, interest payments, and maturity payments or similar corporate actions flow through to the CDI holder as if you were the legal owner of the corresponding financial product. The difference between holding CDIs and holding the foreign shares of the issuer is that the holder has beneficial ownership of the equivalent number of foreign shares of the issuer instead of legal title. Legal title to the foreign shares of the issuer is held by a nominee company on behalf of CDI holders.

Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Reg S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended October 31, 2015 are disclosed in the Notes to the Schedules of Investments.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Master Agreements

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-Buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

For the year ended October 31, 2015, the Funds entered into foreign currency exchange contracts primarily for hedging.

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end (in thousands).

	Average Forward Foreign Currency Notional Amount Outstanding during the year ended October 31, 2015
Fund	Purchased Contracts	Sold Contracts
Emerging Markets	$16	$691
International Equity	121,409	27,387

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2015, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended October 31, 2015
Emerging Markets	108
International Equity	1,167

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial derivative instruments on the Statements of Assets and Liabilities not accounted for as hedging instruments as of October 31, 2015:

Assets	Derivative	Emerging Markets	International Equity
Unrealized appreciation of foreign currency contracts	Foreign Exchange Contracts	$—	$708
Receivable for variation margin from open futures contracts(2)	Equity Contracts	3	4,807

		$3	$5,515

Liabilities	Derivative	Emerging Markets	International Equity
Unrealized depreciation of foreign currency contracts	Foreign Exchange Contracts	$—	$713
Payable for variation margin from open futures contracts(2)	Equity Contracts	—	—

		$—	$713

The effect of financial derivative instruments not accounted for as hedging instruments on the Statements of Operations for the year ended October 31, 2015:

Statements of Operations:	Derivative	Emerging Markets	International Equity
Net realized gain (loss) from foreign currency contracts	Foreign Exchange Contracts	$101	$(11,476)
Net realized gain (loss) from futures contracts	Equity Contracts	(1,721)	5,090

		$(1,620)	$(6,386)

Statements of Operations:	Derivative	Emerging Markets	International Equity
Change in net unrealized appreciation or (depreciation) of foreign currency contracts	Foreign Exchange Contracts	$(12)	$2,797
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(41)	4,142

		$(53)	$6,939

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

35

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

36

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the Buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds’ investment advisors attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as ISDA Master Agreements which provide for the right to offset under certain circumstances. The Funds employ multiple investment advisors and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2015 (in thousands).

Emerging Markets Fund

Offsetting of Financial Assets and Derivative Assets as of October 31, 2015:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts (1)	$112	$—	$112

	$112	$—	$112

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2015:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs Bank USA(1)	$112	—	$—	$112

	$112	$—	$—	$112

37

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

International Equity Fund

Offsetting of Financial Assets and Derivative Assets as of October 31, 2015:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$4,907	$—	$4,907
Foreign Currency Contracts	708	—	708
Securities Lending	13,929	—	13,929

	$19,544	$—	$19,544

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2015:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$100	$—	$100
Foreign Currency Contracts	713	—	713

	$813	$—	$813

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2015:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(2)	Net Amount
Barclays Capital Inc.	$475	$—	$(475)	$—
Barclays Bank DLC Wholesale	215	—	—	215
Citigroup Global Markets Inc.	442	—	(442)	—
CitiBank, N.A	(432)	—	—	(432)
Deutsche Bank AG	159	—	—	159
Goldman Sachs Bank USA	78	—	—	78
Goldman Sachs Bank USA(1)	4,807	—	—	4,807
Goldman Sachs & Co.	10,664	—	(10,664)	—
JPMorgan Clearing Corp	—	—	—	—
JPMorgan Chase Bank N.A.	(4)	—	—	(4)
Morgan Stanley & Co LLC.	597	—	(597)	—
National Financial Service Corp (NFS)	186	—	(186)	—
Scotia Capital USA Inc.	198	—	(198)	—
Standard Chartered Bank	(13)	—	—	(13)
Toronto Dominion Bank	110	—	—	110
UBS Securities LLC.	1,367	—	(1,367)	—
UBS AG	(118)	—	—	(118)

	$18,731	$—	$13,929	$4,802

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $14,834 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treaded as a single entity for the purpose of determining such qualification.

38

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Emerging Markets		International Equity
Distributions paid from:	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Ordinary income*
Institutional Class	$152	$100	$25,911	$14,406
Y Class	27	22	14,300	7,149
Investor Class	117	43	8,329	4,093
Advisor Class	—	—	183	73
Retirement Class	—	—	23	7
A Class	14	2	202	79
C Class	3	—	56	15
AMR Class	1,653	1,154	12,918	8,617
Long-term capital gain
Institutional Class	582	—	—	—
Y Class	109	—	—	—
Investor Class	480	—	—	—
Advisor Class	—	—	—	—
Retirement Class	—	—	—	—
A Class	62	—	—	—
C Class	12	—	—	—
AMR Class	6,189	—	—	—

Total distributions paid	$9,400	$1,321	$61,922	$34,439

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2015, the components of distributable earnings or (deficit) on a tax basis were as follows (in thousands):

	Emerging Markets	International Equity
Cost basis of investments for federal income tax purposes	$123,278	$2,042,508
Unrealized appreciation	1,020	274,673
Unrealized depreciation	(24,928)	(194,300)

Net unrealized appreciation or (depreciation)	(23,908)	80,373
Undistributed ordinary income	2,047	25,724
Accumulated long-term gain or (loss)	(11,595)	17,496
Other temporary differences	(7)	2,788

Distributable earnings or (deficits)	$(33,463)	$126,381

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

39

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Gains on redemptions in-kind for International Equity Fund, of approximately $68,727,336, were included in net realized gain on investments in the Statement of Operations for the year ended October 31, 2015, and were not recognized for Federal income tax purposes.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments, utilization of earnings and profits distributed to shareholders on redemption of shares, and net realized gains on redemptions in-kind as of October 31, 2015 (in thousands):

	Emerging Markets	International Equity
Paid-in-capital	$158	$75,147
Undistributed net investment income (loss)	1,597	(19,741)
Accumulated net realized gain (loss)	(1,755)	(55,406)
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency contracts	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital losses incurred that will be carried forward under the provisions of the Act for the year October 31, 2015 were as follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long Term	Total
Emerging Markets	$1,655	$9,940	$11,595

The International Equity Fund utilized $32,400 of loss carryforwards positions occurring prior to the provisions of the Act (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2015 were as follows (in thousands):

	Emerging Markets	International Equity
Purchases	$39,669	$734,220
Sales and Maturities	98,002	876,269

A summary of the International Equity Fund’s transactions in the USG Select Fund for the year ended October 31, 2015 is set forth below (in thousands):

Type of Transaction	Affiliated Fund	October 31, 2014 Shares/Fair Value	Purchases	Sales	October 31, 2015 Shares/Fair Value	Dividend Income
Direct	USG Select Fund	$—	$21,000	$11,000	$10,000	$1
Securities Lending	USG Select Fund	12,817	882,204	883,989	11,032	N/A

40

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

9. Securities Lending

The International Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

At October 31, 2015, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 13,939	$—	$14,834

Cash collateral is listed in the Fund’s Schedules of Investments and is shown on Statements of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statements of Operations.

41

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (shares and dollars in thousands):

For the Year ended October 31, 2015

	Institutional Class		Y Class		Investor Class		A Class
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	74	$776	37	$406	160	$1,661	24	$255
Redemption fees	—	1	—	—	—	—	—	—
Reinvestment of dividends	70	731	12	129	57	584	7	73
Shares redeemed	(255)	(2,474)	(160)	(1,571)	(383)	(3,811)	(76)	(721)

Net (decrease) in shares outstanding	(111)	$(966)	(111)	$(1,036)	(166)	$(1,566)	(45)	$(393)

	C Class		AMR Class
Emerging Markets Fund	Shares	Amount	Shares	Amount
Shares sold	1	$11	1,832	$18,802
Redemption fees	—	—	—	12
Reinvestment of dividends	1	12	738	7,842
Shares redeemed	(9)	(82)	(7,242)	(69,650)

Net (decrease) in shares outstanding	(7)	$(59)	(4,672)	$(42,994)

	Institutional Class		Y Class		Investor Class		Advisor Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	14,554	$277,407	7,834	$156,417	5,498	$103,983	998	$19,928
Redemption fees	—	5	—	2	—	2	—	—
Reinvestment of dividends	1,147	21,401	699	13,514	448	8,294	10	183
Shares redeemed	(9,539)	(185,188)	(4,577)	(91,292)	(5,559)	(105,616)	(191)	(3,717)

Net increase in shares outstanding	6,162	$113,625	3,956	$78,641	387	$6,663	817	$16,394

	Retirement Class		A Class		C Class		AMR Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	85	$1,757	347	$6,623	102	$1,903	2,403	$46,029
Redemption fees	—	—	—	—	—	—	—	2
Reinvestment of dividends	1	23	9	175	2	38	692	12,918
Shares redeemed	(20)	(405)	(221)	(4,163)	(49)	(913)	(20,544)	(388,316)

Net increase (decrease) in shares outstanding	66	$1,375	135	$2,635	55	$1,028	(17,449)	$(329,367)

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	99	$1,222	170	$2,112	362	$4,513
Redemption fees	—	2	—	—	—	1
Reinvestment of dividends	9	100	2	21	4	42
Shares redeemed	(72)	(855)	(184)	(2,131)	(241)	(2,915)

Net increase (decrease) in shares outstanding	36	$469	(12)	$2	125	$1,641

42

American Beacon FundsSM

Notes to Financial Statements

October 31, 2015

	A Class		C Class		AMR Class
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55	$690	16	$195	1,719	$21,019
Redemption fees	—	—	—	—	—	19
Reinvestment of dividends	—	1	—	—	99	1,153
Shares redeemed	(12)	(144)	(4)	(47)	(1,869)	(22,654)

Net increase (decrease) in shares outstanding	43	$547	12	$148	(55)	$(463)

	Institutional Class		Y Class		Investor Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,787	$279,279	8,027	$167,803	5,651	$113,559
Redemption fees	—	18	—	10	—	7
Reinvestment of dividends	627	12,437	204	4,201	207	4,066
Shares redeemed	(8,749)	(177,074)	(3,206)	(66,954)	(4,810)	(96,602)

Net increase in shares outstanding	5,665	$114,660	5,025	$105,060	1,048	$21,030

	Advisor Class		Retirement Class		A Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	205	$4,180	36	$777	285	$5,687
Reinvestment of dividends	4	73	—	7	3	63
Shares redeemed	(77)	(1,562)	(13)	(285)	(52)	(1,038)

Net increase in shares outstanding	132	$2,691	23	$499	236	$4,712

	C Class		AMR Class
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	103	$2,040	3,134	$63,781
Redemption fees	—	—	—	9
Reinvestment of dividends	1	12	434	8,617
Shares redeemed	(6)	(111)	(4,414)	(88,917)

Net increase (decrease) in shares outstanding	98	$1,941	(846)	$(16,510)

11. Subsequent Events

On August 20, 2015, the Manager announced the Board’s approval of a plan to liquidate and terminate the Y, Investor, A, and C Classes of the Emerging Markets Fund on November 30, 2015. The AMR Class of the Emerging Markets Fund will terminate on December 17, 2015. On September 21, 2015 the Manager announced the Board’s approval of a plan to liquidate and terminate the AMR Class of the International Equity Fund on or about March 15, 2016. At the same Board meeting, the Board approved a plan to terminate the Retirement Class of the International Equity Fund on or about January 15, 2016. The shares in the Retirement Class will be exchanged for those of the Advisor Class of the International Equity Fund on January 15, 2016.

43

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2015D		2014		2013		2012		2011A
Net asset value, beginning of period	$12.38		$12.15		$11.33		$12.67		$14.55

Income from investment operations:
Net investment income (loss)	0.11		0.13		0.09		0.12		0.16
Net gains (losses) from investments (both realized and unrealized)	(2.31)		0.23		0.86		0.11		(1.91)

Total income (loss) from investment operations	(2.20)		0.36		0.95		0.23		(1.75)

Less distributions:
Dividends from net investment income	(0.04)		(0.13)		(0.13)		(0.16)		(0.13)
Distributions from net realized gains	(0.84)		—		—		(1.41)		—

Total distributions	(0.88)		(0.13)		(0.13)		(1.57)		(0.13)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.30		$12.38		$12.15		$11.33		$12.67

Total return C	(18.60)%		3.05%		8.39%		3.05%		(12.18)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,915		$10,597		$9,962		$8,256		$8,523
Ratios to average net assets:
Expenses, before reimbursements	1.50%		1.34%		1.64%		1.50%		1.55%
Expenses, net of reimbursements	1.35%		1.34%		1.35%		1.33%		1.24%
Net investment income (loss), before reimbursements	0.67%		1.05%		0.58%		0.87%		0.99%
Net investment income (loss), net of reimbursements	0.82%		1.05%		0.87%		1.04%		1.30%
Portfolio turnover rate	36%		51%		55%		44%		101%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Morgan Stanley Investment Management, Inc. was terminated as an investment manager to the Emerging Markets Fund on October 31, 2015.

44

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class										Investor Class										A Class
Year Ended October 31,										Year Ended October 31,										Year Ended October 31,
2015D		2014		2013		2012		2011A		2015D		2014		2013		2012		2011A		2015 D		2014		2013		2012		2011A
$12.44		$12.22		$11.41		$12.75		$14.53		$12.16		$11.93		$11.13		$12.44		$14.29		$12.16		$11.91		$11.11		$12.47		$14.27

0.12		0.06		0.11		0.06		0.13		0.03		0.08		0.04		0.08		0.13		0.06		0.07		0.06		0.10		0.06
(2.35)		0.28		0.83		0.16		(1.91)		(2.23)		0.23		0.84		0.12		(1.93)		(2.27)		0.24		0.82		0.09		(1.85)

(2.23)		0.34		0.94		0.22		(1.78)		(2.20)		0.31		0.88		0.20		(1.80)		(2.21)		0.31		0.88		0.19		(1.79)

(0.03)		(0.12)		(0.13)		(0.15)		—		(0.03)		(0.08)		(0.08)		(0.10)		(0.05)		(0.02)		(0.06)		(0.08)		(0.14)		(0.01)
(0.84)		—		—		(1.41)		—		(0.84)		—		—		(1.41)		—		(0.84)		—		—		(1.41)		—

(0.87)		(0.12)		(0.13)		(1.56)		—		(0.87)		(0.08)		(0.08)		(1.51)		(0.05)		(0.86)		(0.06)		(0.08)		(1.55)		(0.01)

0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

$9.34		$12.44		$12.22		$11.41		$12.75		$9.09		$12.16		$11.93		$11.13		$12.44		$9.09		$12.16		$11.91		$11.11		$12.47

(18.76)%		2.85%		8.22%		2.91%		(12.25)%		(18.97)%		2.61%		7.89%		2.72%		(12.65)%		(19.05)%		2.65%		7.94%		2.64%		(12.58)%

$353		$1,848		$1,962		$1,837		$5,296		$4,709		$8,321		$6,675		$8,427		$9,030		$368		$1,035		$491		$685		$433

1.53%		1.45%		1.75%		1.72%		1.68%		1.84%		1.79%		1.95%		1.84%		1.84%		1.89%		1.73%		2.19%		2.01%		2.97%
1.45%		1.45%		1.45%		1.44%		1.33%		1.79%		1.79%		1.79%		1.75%		1.70%		1.85%		1.73%		1.79%		1.78%		1.46%
0.56%		0.76%		0.56%		(0.05)%		0.99%		0.28%		0.61%		0.26%		0.56%		0.77%		0.32%		0.54%		0.11%		0.46%		(0.10)%
0.65%		0.76%		0.86%		0.23%		1.35%		0.32%		0.61%		0.42%		0.65%		0.91%		0.35%		0.54%		0.52%		0.69%		1.41%
36%		51%		55%		44%		101%		36%		51%		55%		44%		101%		36%		51%		55%		44%		101%

45

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class										AMR Class
	Year Ended October 31,										Year Ended October 31,
	2015 D		2014		2013		2012		2011A		2015 D		2014		2013		2012		2011A
Net asset value, beginning of period	$12.04		$11.83		$11.05		$12.38		$14.26		$12.49		$12.25		$11.44		$12.74		$14.62

Income from investment operations:
Net investment income (loss)	(0.07)		0.00		(0.05)		0.03		0.09		0.40		0.14		0.12		0.14		0.18
Net gains (losses) from investments (both realized and unrealized)	(2.20)		0.24		0.83		0.07		(1.97)		(2.60)		0.23		0.83		0.12		(1.97)

Total income (loss) from investment operations	(2.27)		0.24		0.78		0.10		(1.88)		(2.20)		0.37		0.95		0.26		(1.79)

Less distributions:
Dividends from net investment income	—		(0.03)		—		(0.02)		—		(0.05)		(0.13)		(0.14)		(0.15)		(0.09)
Distributions from net realized gains	(0.84)		—		—		(1.41)		—		(0.84)		—		—		(1.41)		—

Total distributions	(0.84)		(0.03)		—		(1.43)		—		(0.89)		(0.13)		(0.14)		(1.56)		(0.09)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$8.93		$12.04		$11.83		$11.05		$12.38		$9.40		$12.49		$12.25		$11.44		$12.74

Total return C	(19.76)%		2.00%		7.06%		1.83%		(13.18)%		(18.48)%		3.08%		8.34%		3.26%		(12.30)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$97		$213		$62		$5		$8		$38,854		$110,002		$108,493		$103,363		$113,894
Ratios to average net assets:
Expenses, before reimbursements	2.68%		2.47%		3.26%		3.74%		26.96%		1.22%		1.29%		1.39%		1.24%		1.31%
Expenses, net of reimbursements	2.62%		2.47%		2.54%		2.52%		2.41%		1.19%		1.29%		1.39%		1.24%		1.31%
Net investment income (loss), before reimbursements	(0.50)%		0.00%		(0.55)%		(1.19)%		(23.86)%		0.95%		1.11%		0.90%		1.15%		1.29%
Net investment income (loss), net of reimbursements	(0.44)%		0.00%		0.18%		0.03%		0.69%		0.98%		1.11%		0.90%		1.15%		1.29%
Portfolio turnover rate	36%		51%		55%		44%		101%		36%		51%		55%		44%		101%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value D and returns for shareholder transactions.
D	Morgan Stanley Investment Management, Inc. was terminated as an investment manager to the Emerging Markets Fund on October 31, 2015.

46

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47

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2015	2014	2013		2012A		2011
Net asset value, beginning of period	$19.51	$20.07	$16.05		$15.27		$16.67

Income from investment operations:
Net investment income	0.35	0.54	0.36		0.41		0.46
Net gains (losses) from investments (both realized and unrealized)	(0.55)	(0.77)	4.07		0.92		(1.41)

Total income (loss) from investment operations	(0.20)	(0.23)	4.43		1.33		(0.95)

Less distributions:
Dividends from net investment income	(0.52)	(0.33)	(0.41)		(0.55)		(0.45)
Distributions from net realized gains	—	—	—		—		—

Total distributions	(0.52)	(0.33)	(0.41)		(0.55)		(0.45)

Redemption fees added to beneficial interest	—	—	0.00	C	0.00	C	0.00	C

Net asset value, end of period	$18.79	$19.51	$20.07		$16.05		$15.27

Total return B	(0.99)%	(1.18)%	28.14%		9.25%		(5.89)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,037,149	$956,960	$870,729		$608,256		$512,093
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.70%	0.72%	0.72%		0.72%		0.70%
Expenses, net of reimbursements or recoupments	0.69%	0.70%	0.71%		0.72%		0.70%
Net investment income (loss), before reimbursements or recoupments	1.93%	2.74%	2.16%		2.85%		2.90%
Net investment income, net of reimbursements or recoupments	1.94%	2.76%	2.17%		2.85%		2.90%
Portfolio turnover rate	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Amount represents less than $0.01 per share.

48

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class								Investor Class
Year Ended October 31,								Year Ended October 31,
2015	2014	2013		2012A		2011		2015	2014	2013		2012A		2011
$20.21	$20.81	$16.65		$15.82		$17.17		$19.32	$19.86	$15.88		$15.11		$16.42

0.35	0.50	0.62		0.41		0.49		0.31	0.46	0.25		0.38		0.44
(0.57)	(0.77)	3.97		0.95		(1.50)		(0.57)	(0.76)	4.09		0.87		(1.44)

(0.22)	(0.27)	4.59		1.36		(1.01)		(0.26)	(0.30)	4.34		1.25		(1.00)

(0.53)	(0.33)	(0.43)		(0.53)		(0.34)		(0.46)	(0.24)	(0.36)		(0.48)		(0.31)
—	—	—		—		—		—	—	—		—		—

(0.53)	(0.33)	(0.43)		(0.53)		(0.34)		(0.46)	(0.24)	(0.36)		(0.48)		(0.31)

—	—	0.00	C	0.00	C	0.00	C	—	—	0.00	C	0.00	C	0.00	C

$19.46	$20.21	$20.81		$16.65		$15.82		$18.60	$19.32	$19.86		$15.88		$15.11

(1.06)%	(1.31)%	28.04%		9.15%		(6.00)%		(1.35)%	(1.54)%	27.81%		8.77%		(6.21)%

$587,950	$530,837	$441,946		$1,512		$720		$342,720	$348,542	$337,424		$453,142		$386,560

0.77%	0.82%	0.85%		0.80%		0.81%		1.03%	1.05%	1.04%		1.09%		1.07%
0.77%	0.82%	0.85%		0.80%		0.81%		1.03%	1.05%	1.04%		1.09%		1.07%
1.87%	2.62%	2.55%		2.74%		3.00%		1.60%	2.36%	1.67%		2.50%		2.55%
1.87%	2.62%	2.55%		2.74%		3.00%		1.60%	2.36%	1.67%		2.50%		2.55%
33%	23%	27%		60%		33%		33%	23%	27%		60%		33%

49

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2015	2014	2013		2012A		2011
Net asset value, beginning of period	$19.76	$20.36	$16.36		$15.52		$16.74

Income from investment operations:
Net investment income (loss)	0.38	0.44	(0.41)		0.09		0.07
Net gains (losses) from investments (both realized and unrealized)	(0.68)	(0.77)	4.83		1.18		(1.12)

Total income (loss) from investment operations	(0.30)	(0.33)	4.42		1.27		(1.05)

Less distributions:
Dividends from net investment income	(0.45)	(0.27)	(0.42)		(0.43)		(0.17)
Distributions from net realized gains	—	—	—		—		—

Total distributions	(0.45)	(0.27)	(0.42)		(0.43)		(0.17)

Redemption fees added to beneficial interest	—	—	0.00	C	0.00	C	0.00	C

Net asset value, end of period	$19.01	$19.76	$20.36		$16.36		$15.52

Total return B	(1.51)%	(1.64)%	27.51%		8.59%		(6.35)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$22,912	$7,677	$5,232		$1,397		$1,015
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.16%	1.19%	1.20%		1.31%		1.24%
Expenses, net of reimbursements or recoupments	1.16%	1.19%	1.20%		1.31%		1.24%
Net investment income (loss), before reimbursements or recoupments	1.55%	2.21%	1.39%		2.18%		2.52%
Net investment income, net of reimbursements or recoupments	1.55%	2.21%	1.39%		2.18%		2.52%
Portfolio turnover rate	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Amount represents less than $0.01 per share.

50

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Retirement Class								A Class
Year Ended October 31,								Year Ended October 31,
2015	2014	2013		2012A		2011		2015	2014	2013		2012A		2011
$20.70	$21.31	$16.75		$15.44		$16.71		$19.32	$19.92	$16.02		$15.33		$16.40

0.17	0.30	0.19		(0.45)		0.39		0.31	0.46	0.43		0.48		0.12
(0.54)	(0.71)	4.37		1.76		(1.44)		(0.59)	(0.78)	3.89		0.76		(1.14)

(0.37)	(0.41)	4.56		1.31		(1.05)		(0.28)	(0.32)	4.32		1.24		(1.02)

(0.39)	(0.20)	—		—		(0.22)		(0.45)	(0.28)	(0.42)		(0.55)		(0.05)
—	—	—		—		—		—	—	—		—		—

(0.39)	(0.20)	—		—		(0.22)		(0.45)	(0.28)	(0.42)		(0.55)		(0.05)

—	—	0.00	C	0.00	C	0.00	C	—	—	0.00	C	0.00	C	0.00	C

$19.94	$20.70	$21.31		$16.75		$15.44		$18.59	$19.32	$19.92		$16.02		$15.33

(1.79)%	(1.93)%	27.22%		8.48%		(6.37)%		(1.42)%	(1.65)%	27.51%		8.62%		(6.26)%

$2,486	$1,212	$755		$52		$1		$10,748	$8,540	$4,113		$1,255		$461

1.43%	1.46%	1.46%		6.40%		3.43%		1.08%	1.15%	1.21%		1.29%		2.24%
1.44%	1.47%	1.47%		1.24%		1.30%		1.08%	1.15%	1.25%		1.26%		1.22%
1.13%	1.97%	1.78%		(3.06)%		0.17%		1.55%	2.31%	1.73%		2.03%		1.03%
1.11%	1.95%	1.78%		2.10%		2.30%		1.55%	2.31%	1.69%		2.07%		2.05%
33%	23%	27%		60%		33%		33%	23%	27%		60%		33%

51

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2015	2014	2013		2012A		2011
Net asset value, beginning of period	$18.83	$19.47	$15.70		$15.21		$16.39

Income from investment operations:
Net investment income	0.16	0.30	0.52		0.40		0.07
Net gains (losses) from investments (both realized and unrealized)	(0.56)	(0.75)	3.59		0.71		(1.25)

Total income (loss) from investment operations	(0.40)	(0.45)	4.11		1.11		(1.18)

Less distributions:
Dividends from net investment income	(0.34)	(0.19)	(0.34)		(0.62)		—
Distributions from net realized gains	—	—	—		—		—

Total distributions	(0.34)	(0.19)	(0.34)		(0.62)		—

Redemption fees added to beneficial interest	—	—	0.00	C	0.00	C	0.00	C

Net asset value, end of period	$18.09	$18.83	$19.47		$15.70		$15.21

Total return B	(2.12)%	(2.36)%	26.56%		7.89%		(7.20)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,899	$3,029	$1,220		$115		$76
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.82%	1.90%	1.95%		2.12%		7.39%
Expenses, net of reimbursements or recoupments	1.83%	1.90%	1.99%		1.98%		1.95%
Net investment income (loss), before reimbursements or recoupments	0.77%	1.53%	1.13%		1.56%		(4.32)%
Net investment income, net of reimbursements or recoupments	0.77%	1.53%	1.09%		1.70%		1.11%
Portfolio turnover rate	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Amount represents less than $0.01 per share.

52

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

AMR Class
Year Ended October 31,
2015	2014	2013		2012A		2011
$19.58	$20.12	$16.08		$15.31		$16.78

0.97	0.60	0.46		0.49		0.53
(1.12)	(0.77)	4.04		0.87		(1.44)

(0.15)	(0.17)	4.50		1.36		(0.91)

(0.58)	(0.37)	(0.46)		(0.59)		(0.56)
—	—	—		—		—

(0.58)	(0.37)	(0.46)		(0.59)		(0.56)

—	—	0.00	C	0.00	C	0.00	C

$18.85	$19.58	$20.12		$16.08		$15.31

(0.75)%	(0.88)%	28.56%		9.47%		(5.62)%

$92,776	$437,941	$467,156		$387,197		$388,185

0.41%	0.42%	0.43%		0.45%		0.45%
0.41%	0.42%	0.43%		0.45%		0.45%
2.22%	2.99%	2.47%		3.16%		3.15%
2.22%	2.99%	2.47%		3.16%		3.15%
33%	23%	27%		60%		33%

53

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2015 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Emerging Markets	International Equity
Corporate Dividends Received Deduction	0.00%	0.00%
Qualified Dividend Income	100.00%	100.00%

The International Equity Fund designated a foreign tax credit of $5,436,902 based on foreign sourced income of $67,300,220.

The Emerging Markets Fund designated $7,433,562 as long-term capital gains distributions and $1,487,416 as short-term capital gain distributions for the year ended October 31, 2015.

The International Equity Fund designated $2,379,250 as long-term capital gains distribution for the year ended October 31, 2015.

Shareholders will receive notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

54

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisor Agreements of the Funds (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of:

(1) a new Management Agreement (“New Management Agreement”) among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon International Equity Fund (“International Equity Fund”) and the American Beacon Emerging Markets Fund (“Emerging Markets Fund”) (collectively, the “Funds”);

(2) new Investment Advisory Agreements among the Manager, the Trust, on behalf of the International Equity Fund, and each of Lazard Asset Management LLC (“Lazard”), Causeway Capital Management LLC (“Causeway”), and Templeton Investment Counsel, LLC (“Templeton”); and

(3) new Investment Advisory Agreements among the Manager, the Trust, on behalf of the Emerging Markets Fund, and each of Brandes Investment Partners, LP (“Brandes”), The Boston Company Asset Management, LLC (“TBCAM”), and Morgan Stanley Investment Management Inc. (“MSIM”).

Collectively, the new investment Advisory Agreements are hereinafter referred to as the “New Advisory Agreements,” and Lazard, Causeway, Templeton, Brandes, TBCAM and MSIM are hereinafter referred to as the “Sub-Advisors.”

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (the “Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the current Management Agreement (“Current Management Agreement”) among the Manager and the Trust on behalf of the International Equity Fund and the Emerging Markets Fund and the current Investment Advisory Agreements (“Current Advisory Agreements”) among the Manager, Lazard, Causeway, Templeton and the Trust, on behalf of the International Equity Fund, and the Manager, Brandes, TBCAM, MSIM and the Trust, on behalf of the Emerging Markets Fund, provided for their automatic termination in the event of an assignment. The Transaction was deemed an “assignment” under the 1940 Act. As a result, the Current Management Agreement and each Current Advisory Agreement (“Current Agreements”) were deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Funds. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Current Management Agreement and Current Advisory Agreements at in-person meetings held in May and June 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the Sub-Advisors since the May and June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal of the Current Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Funds’ fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchasers and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Funds’ Chief Compliance Officer;

•	a discussion of any potential material changes to the Current Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Funds as a result of the Transaction;

55

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisor Agreements of the Funds (Unaudited)

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Funds; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisors for the May and June 2014 meetings in connection with the renewal of the Current Agreements.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Funds and their shareholders.

In determining whether to approve the New Agreements on December 10, 2014, the Trustees considered the best interests of each Fund separately. The Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Current Agreements in May and June 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each Sub-Advisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a Sub-Advisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and each Sub-Advisor to provide the same services to each Fund on substantially the same terms as the Current Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which each Fund’s assets are managed. The Board also considered representations by the Manager and/or the Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Funds; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Funds’ shares and add new series to the Trust and share classes to the Funds’ product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Funds’ service providers or Sub-Advisors. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisors since the Board’s consideration of the Current Agreements in May and June 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisors were appropriate for each Fund and, thus, determined to approve the New Agreements for each Fund.

Investment Performance. The Board considered its review of the comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisors.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager by Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Funds or the Manager’s fee waivers currently in place with respect to each Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Agreements in May and June 2014. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by each Sub-Advisor from its relationship with its respective Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and each Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Funds.

56

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Funds would pay the same fee rates to the Manager under the New Management Agreement as the Funds currently pay under the Current Management Agreement. The Board also considered that each Fund would pay the same investment advisory fee rate to its Sub-Advisor under the New Advisory Agreement as the Fund pays under its Current Advisory Agreement. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the Manager’s fee schedule for each Fund, Lazard, Causeway and Templeton’s fee schedules for the International Equity Fund and Brandes, TBCAM and MSIM’s fee schedules for the Emerging Markets Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived by the Manager from Relationship With the Funds. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the Sub-Advisors as a result of the advisory relationships with the Funds would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the potential benefits accruing to the Manager and the Sub-Advisors under the New Management Agreement and the New Advisory Agreements by virtue of the Manager’s relationship with the Funds, Lazard, Causeway and Templeton’s relationship with the International Equity Fund and Brandes, TBCAM and MSIM’s relationship with the Emerging Market Fund, appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Lazard, Causeway, Templeton, Brandes, TBCAM, or MSIM, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the International Equity Fund and the Emerging Markets Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the International Equity Fund and the Emerging Markets Fund, and approved the New Agreements.

57

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

Special meetings of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) were held on April 7 and April 28, 2015. The shareholders of the International Equity and Emerging Markets Funds (the “Funds”) approved a new investment management agreement between American Beacon Advisors, Inc. and the Funds. Approval of this proposal required a majority of the outstanding voting securities of each Fund. The following are the results of the shareholder votes for this proposal:

Funds	For	Against	Abstain	Non-Voting
International Equity Fund	1,428,080,922.51	3,293,065.83	8,377,501.20	432,294,039.33
Emerging Markets Fund	108,631,932.67	54,951.31	5,522.70	5,078,142.87

Special meetings of shareholders of the Trust were held on April 7 and April 28, 2015. The shareholders of the Trust approved the re-election of nine of the current Trustees to the Board of the American Beacon Trust and the election of two additional Trustees to the Board. Approval of this proposal required a plurality vote of the Trust’s shares. The following are the results of the election of each Trustee:

Gilbert G. Alvarado
Affirmative	16,655,574,211.10
Withhold	242,060,281.87

Joseph B. Armes
Affirmative	16,653,130,207.99
Withhold	244,504,284.98

Gerard J. Arpey
Affirmative	16,659,813,172.19
Withhold	237,821,320.78

W. Humphrey Bogart
Affirmative	16,532,151,093.14
Withhold	365,483,399.83

Brenda A. Cline
Affirmative	16,662,050,138.08
Withhold	235,584,354.89

Eugene J. Duffy
Affirmative	16,430,210,258.21
Withhold	467,424,234.76

Thomas M. Dunning
Affirmative	16,651,792,247.83
Withhold	245,842,245.14

Alan D. Feld
Affirmative	14,899,039,186.08
Withhold	1,998,595,306.89

Richard A. Massman
Affirmative	16,651,582,060.07
Withhold	246,052,432.90

Barbara J. McKenna
Affirmative	16,435,773,869.81
Withhold	461,860,623.16

R. Gerald Turner
Affirmative	16,653,429,720.08
Withhold	244,204,772.89

58

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-four funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).
Term
NON-INTERESTED TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (45)	Trustee since 2015	Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman, President & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

59

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year
Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

60

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year
Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

61

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, And Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or summary prospectus.

American Beacon Funds, American Beacon Emerging Markets Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

AR 10/15

American Beacon®
FUNDS

2015 ANNUAL REPORT

OCTOBER 31, 2015

LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2015

Dear Shareholders,

During much of the 12-month period ended October 31, 2015, uneven global economic growth, declining commodity prices and disparate central bank policies set the stage for mixed returns in all markets. The weakening of many currencies against the U.S. dollar also took a toll on total returns for dollar-based investors in many international markets. Uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the 2008 financial crisis continued to weigh heavily on investors’ minds. At its October 2015 meeting, the Federal Open Market Committee decided against changing interest rates, but kept December on the table as a possibility.

For the period under review, benchmarks for the American Beacon Large Cap Value Fund posted modest gains; the Lipper Large-Cap Value Funds Index increased 0.66%, the Russell 1000 Value Index increased 0.53% and the S&P 500 Index increased 5.20%.

We believe it takes a skillful, active manager to navigate the wide variety of market conditions present. We are proud to provide you access to some of the world’s most respected asset managers and grateful you placed your confidence in us.

For the 12 months ended October 31, 2015, the American Beacon Large Cap Value Fund (Investor Class) returned -1.07%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2015 (Unaudited)

For the year ended October 31, 2015, the broad U.S. stock market was up as the S&P 500 Total Return Index gained 5.2%. Beneath this gain was a more volatile market, which rose almost 10% through late July and then fell more than 12% in the following month before closing the period in October with a strong rebound. Swayed by weather and port disruptions, the economy grew slowly at 0.6% for first quarter of 2015, but rebounded to 3.9% growth (revised) in the second quarter. U.S. housing starts and sales continued their long climb from their lows following the financial crisis, though they remain well below 2005-2006 levels. The U.S. unemployment rate (currently at 5.0%) is at its lowest level since 2008. U.S. auto sales have continued to climb this last year, returning to pre-2008 averages. All of these positive indicators explain the initial market gains in the recent period.

The sharp decline this summer in U.S. equity markets is best explained by concerns over U.S. Federal Reserve (“the Fed”) changes in short-term interest rates, the dramatic decline in the Chinese stock market and heightened world tensions. Investor speculation focused on if and when the Fed would raise the federal funds rate above the current 0.25%. Many feared that even the expected small and gradual rate increases would be too damaging for the U.S. economy given the general weakness abroad. At the same time, investors worried that a Fed decision to not raise rates would signal that the Fed saw a significant possibility for a U.S. slowdown. Ultimately, the Fed chose not to raise rates during their September meeting, pushing rate-hike expectations further in the future. In China, the stock market peaked in June after an explosive rally over the prior 12 months and then proceeded to drop more than 40% in the next three months. This retreat triggered concerns not only about Chinese economic growth, but for other emerging markets as well.

The other key event in this last year was the plunge in oil prices from more than $100 per barrel in mid-2014 to as low as $40 per barrel in mid-2015. The decline was the result of increased supply, primarily due to the U.S. fracking revolution, and weak demand amid sluggish global growth. With substantially lower oil prices, the stocks of oil producers were the worst performers in the U.S. equity market by a wide margin in the last 12 months.

In October, concerns eased about the possibility of a worsening global slowdown. Broad U.S. markets rebounded strongly, moving away from a global macro-driven environment to more of an earnings-driven environment. U.S. jobs growth in October was very strong, unemployment claims were low and automobile sales were strong. Housing continues to improve as sales of previously owned homes rebounded in September; however, new home sales were below expectations, as land availability and lower inventory is becoming a concern in some areas.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the Large Cap Value Fund (the “Fund”) returned -1.07% for the twelve months ended October 31, 2015. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 0.53% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Institutional Class (1,7)	AADEX	(0.76)%	12.47%	6.68%	$19,091
Y Class (1, 2, 7)	ABLYX	(0.80)%	12.39%	6.62%	18,988
Investor Class (1,7)	AAGPX	(1.07)%	12.08%	6.34%	18,498
Advisor Class (1,7)	AVASX	(1.23)%	11.92%	6.16%	18,181
Retirement Class (1,3,7)	ALCRX	(1.44)%	11.62%	5.96%	17,845
A Class with sales charge (1,4,7)	ALVAX	(6.82)%	10.62%	5.65%	17,318
A Class without sales charge (1,4,7)	ALVAX	(1.14)%	11.93%	6.27%	18,374
C Class with sales charge (1,5,7)	ALVCX	(2.83)%	11.08%	5.85%	17,656
C Class without sales charge (1,5,7)	ALVCX	(1.83)%	11.08%	5.85%	17,656
AMR Class (1,7)	AAGAX	(0.47)%	12.77%	6.96%	19,595
Russell 1000 Value Index (6)		0.53%	13.26%	6.75%	19,227

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/05 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05.
3.	Fund performance for the ten-year period represents the total returns achieved by the Advisor Class from 10/31/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor Class. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/05.
4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class was waived from 2010 through 2012 and recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.59%, 0.68%, 0.94%, 1.08%, 1.33%, 0.98%, 1.73%, and 0.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to stock selection as sector allocation added value relative to the Index. From a stock selection standpoint, the Fund’s Utilities, Industrials and Information Technology sectors detracted most from performance. In the Utilities sector, Calpine (down 32.7%), NRG Energy (down 55.6%) and CenterPoint Energy (down 20.7%) were the largest detractors. In the Industrials sector, a smaller allocation to General Electric (up 8.5%) negatively impacted performance. The Fund’s position in Cummins (down 27.3%) also detracted relative value. Companies in the Information Technology sector which detracted from the Fund’s return included Micron Technology (down 50.4%) and Navient (down 30.8%). The Fund’s smaller allocation versus the Index to Intel (up 0.8%) also hurt performance.

The aforementioned poor performance was somewhat offset by good stock selection in the Consumer Staples sector. A smaller allocation to Wal-Mart Stores (down 22.1%) and Procter & Gamble (down 9.5%) positively impacted performance in the Consumer Staples sector. The Fund’s position in Imperial Tobacco (up 28.9%) also contributed to performance.

From a sector allocation standpoint, the Fund’s overweight position in Consumer Discretionary, the second best performing sector in the Index, contributed approximately 55 basis points (0.55%) to performance. An underweight to Energy, the worst performing sector in the Index, also added relative value.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

4

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

Top Ten Holdings (% Net Assets)
JPMorgan Chase & Co.	3.4
Citigroup	3.2
Bank of America Corp.	3.1
Wells Fargo & Co.	2.3
Microsoft Corp.	2.0
Oracle Corp.	2.0
Medtronic PLC	2.0
General Motors Co.	1.9
Verizon Communications, Inc.	1.8
BP PLC, Sponsored	1.7
Total Fund Holdings	203

Sector Allocation (% Equities)
Financials	26.4
Consumer Discretionary	13.6
Health Care	13.2
Energy	11.6
Information Technology	10.4
Industrials	10.3
Consumer Staples	4.9
Telecommunication Services	4.4
Materials	2.6
Utilities	2.6

5

American Beacon Large Cap Value FundSM

Fund Expenses

October 31, 2015 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Institutional Class
Actual	$1,000.00	$947.89	$2.90
Hypothetical **	$1,000.00	$1,022.23	$3.01
Y Class
Actual	$1,000.00	$947.60	$3.29
Hypothetical **	$1,000.00	$1,021.83	$3.41
Investor Class
Actual	$1,000.00	$946.46	$4.56
Hypothetical **	$1,000.00	$1,020.52	$4.74
Advisor Class
Actual	$1,000.00	$945.89	$5.25
Hypothetical **	$1,000.00	$1,019.81	$5.45
Retirement Class
Actual	$1,000.00	$944.88	$6.47
Hypothetical **	$1,000.00	$1,018.55	$6.72
A Class
Actual	$1,000.00	$946.12	$4.81
Hypothetical **	$1,000.00	$1,020.27	$4.99
C Class
Actual	$1,000.00	$942.72	$8.47
Hypothetical **	$1,000.00	$1,016.48	$8.79
AMR Class
Actual	$1,000.00	$949.27	$1.57
Hypothetical **	$1,000.00	$1,023.59	$1.63

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.59%, 0.67%, 0.93%, 1.07%, 1.32%, 0.98%, 1.73%, and 0.32% for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

6

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Large Cap Value Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2015

7

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCK—98.04%
CONSUMER DISCRETIONARY—13.29%
Auto Components—2.47%
Delphi Automotive PLCA	112,018	$9,319
Goodyear Tire & Rubber Co.	1,237,009	40,623
Johnson Controls, Inc.	3,648,119	164,822
Magna International, Inc., Class A	611,741	32,257

		247,021

Automobiles—4.81%
Ford Motor Co.	5,513,652	81,657
General Motors Co.	5,325,205	185,903
Harley-Davidson, Inc.	538,597	26,634
Honda Motor Co., Ltd., Sponsored ADRB	1,418,972	47,011
Toyota Motor Corp., Sponsored ADRB	1,145,699	140,486

		481,691

Household Durables—0.64%
Koninklijke Philips Electronics N.V.	585,790	15,781
Newell Rubbermaid, Inc.	59,574	2,528
Stanley Black & Decker, Inc.	205,614	21,791
Tupperware Brands Corp.	401,784	23,653

		63,753

Leisure Equipment & Products—0.02%
Hasbro, Inc.	30,373	2,334

Media—2.25%
CBS Corp., Class BC	460,403	21,418
Comcast Corp., Class A	176,608	11,059
Comcast Corp., Special Class A	743,203	46,605
Discovery Communications, Inc.D	1,374,444	40,464
Interpublic Group of Cos., Inc.	677,875	15,544
McGraw-Hill Cos., Inc.	22,233	2,060
Omnicom Group, Inc.	406,005	30,418
Time Warner, Inc.	132,496	9,982
Time, Inc.	12,317	229
Tribune Media Co., Class A	875,018	35,289
Viacom, Inc., Class B	102,473	5,053
Walt Disney Co.	64,688	7,358

		225,479

Multiline Retail—2.44%
Dillard’s, Inc., Class A	265,100	23,721
Kohl’s Corp.	653,356	30,133
Michael Kors Holdings Ltd.D	1,840,107	71,102
Nordstrom, Inc.	324,377	21,153
Target Corp.	1,277,015	98,559

		244,668

Specialty Retail—0.66%
Advance Auto Parts, Inc.	23,132	4,590
Bed Bath & Beyond, Inc.D	794,894	47,399
DSW, Inc., Class A	585,437	14,601

		66,590

Total Consumer Discretionary		1,331,536

CONSUMER STAPLES—4.84%
Beverages—0.15%
Diageo PLC, Sponsored ADRA B	132,174	15,211

Food & Drug Retailing—0.67%
CVS Caremark Corp.	198,312	19,589
Sysco Corp.	506,524	20,894
Wal-Mart Stores, Inc.	471,582	26,994

		67,477

	Shares	Fair Value
		(000’s)
Food Products—0.85%
Archer Daniels Midland Co.	73,713	$3,366
Bunge Ltd.	192,014	14,009
Danone S.A., Sponsored ADRB	601,398	8,353
General Mills, Inc.	293,334	17,046
Kellogg Co.	339,595	23,948
Nestle S.A., Sponsored ADRB	242,299	18,468

		85,190

Household Products—0.05%
Procter & Gamble Co.	68,349	5,220

Tobacco—3.12%
Altria Group, Inc.	1,315,185	79,529
Imperial Tobacco Group PLC, ADRA B	844,807	91,045
Philip Morris International, Inc.	1,575,813	139,302
Reynolds American, Inc.	47,995	2,319

		312,195

Total Consumer Staples		485,293

ENERGY—11.41%
Energy Equipment & Services—0.95%
Baker Hughes, Inc.	17,029	897
Cobalt International Energy, Inc.D	3,874,765	29,719
National Oilwell Varco, Inc.	169,065	6,364
Schlumberger Ltd.	738,485	57,720

		94,700

Oil & Gas—10.46%
Apache Corp.	575,668	27,131
BP PLC, Sponsored ADRA B	4,812,324	171,801
Canadian Natural Resources Ltd.	2,460,303	57,128
Chevron Corp.	149,799	13,614
Cimarex Energy Co.	378,768	44,717
ConocoPhillips	1,693,316	90,338
Continental Resources, Inc.D	1,543,255	52,332
Devon Energy Corp.	667,166	27,974
EOG Resources, Inc.	89,225	7,660
Exxon Mobil Corp.	233,666	19,334
Hess Corp.	1,336,492	75,124
Kosmos Energy Ltd.D	2,718,545	18,540
Marathon Oil Corp.	5,030,986	92,470
Marathon Petroleum Corp.	934,239	48,394
Murphy Oil Corp.	1,160,260	32,986
Occidental Petroleum Corp.	1,498,762	111,718
Phillips 66	997,104	88,792
Royal Dutch Shell PLC, Class A, ADRA B	1,079,431	56,627
Seadrill Ltd.D	1,832,686	11,857

		1,048,537

Total Energy		1,143,237

FINANCIALS—25.95%
Banks—2.72%
Bank of New York Mellon Corp.	699,843	29,148
Citizens Financial Group	2,084,353	50,650
PNC Financial Services Group, Inc.	1,620,843	146,298
SunTrust Banks, Inc.	619,705	25,730
U.S. Bancorp	497,153	20,970

		272,796

Diversified Financials—17.46%
American Express Co.	1,043,559	76,451
Bank of America Corp.	18,626,198	312,547
BlackRock, Inc., Class A	31,124	10,955
Blackstone Group, LPE	1,210,048	40,004

See accompanying notes

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Capital One Financial Corp.	1,513,664	$119,428
Citigroup, Inc.	5,942,232	315,947
Franklin Resources, Inc.	280,947	11,451
Goldman Sachs Group, Inc.	270,234	50,669
JPMorgan Chase & Co.	5,241,378	336,758
KKR & Co., LPE	3,171,808	54,397
Morgan Stanley	401,878	13,250
Nasdaq OMX Group	178,313	10,323
Nomura Holdings, Inc.	7,371,984	46,370
Santander Consumer USA Holdings, Inc.	1,887,547	33,995
SLM Corp.D	3,681,530	25,992
State Street Corp.	451,776	31,173
Synchrony FinancialD	893,187	27,474
Wells Fargo & Co.	4,261,541	230,720

		1,747,904

Insurance—5.36%
ACE Ltd.	111,413	12,650
Allstate Corp.	608,547	37,657
American International Group, Inc.	2,293,183	144,607
Aon PLCA	140,147	13,077
Berkshire Hathaway, Inc., Class BD	517,598	70,404
Chubb Corp.	314,229	40,646
MetLife, Inc.	2,746,763	138,381
Prudential Financial, Inc.	127,102	10,486
Travelers Cos., Inc.	210,599	23,775
Unum Group	1,293,937	44,835

		536,518

Real Estate—0.41%
Hatteras Financial Corp.F	889,241	12,725
Two Harbors Investment Corp.F	3,358,054	28,409

		41,134

Total Financials		2,598,352

HEALTH CARE—12.91%
Biotechnology—0.08%
PTC Therapeutics, Inc.D	317,143	7,887

Health Care Equipment & Supplies—2.49%
Medtronic PLCA	2,667,823	197,205
St. Jude Medical, Inc.	119,101	7,600
Thermo Fisher Scientific, Inc.	97,374	12,735
Zimmer Biomet Holdings, Inc.	301,267	31,503

		249,043

Health Care Providers & Services—2.16%
Anthem, Inc.	1,004,131	139,725
Express Scripts Holding Co.D	576,031	49,758
Humana, Inc.	152,653	27,268

		216,751

Pharmaceuticals—8.18%
Abbott Laboratories	282,475	12,655
AbbVie, Inc.	713,384	42,482
Endo International PLCA D	321,840	19,307
GlaxoSmithKline PLC, Sponsored ADRA B	1,788,534	77,014
Horizon Pharma PLCA D	1,080,692	16,988
Jazz Pharmaceuticals PLCA D	135,368	18,583
Johnson & Johnson	1,171,168	118,323
Mallinckrodt PLCA D	336,307	22,085
Merck & Co., Inc.	2,425,463	132,576
Mylan N.V.D	525,785	23,182
Novartis AG, ADRB	38,806	3,509
Pfizer, Inc.	4,633,883	156,718
Roche Holding AG, Sponsored ADRB	88,723	3,009
Sanofi, ADRB	3,174,345	159,798

	Shares	Fair Value
		(000’s)
ZS Pharma, Inc.D	196,899	$12,800

		819,029

Total Health Care		1,292,710

INDUSTRIALS—10.05%
Aerospace & Defense—3.61%
Boeing Co.	242,085	35,846
General Dynamics Corp.	501,736	74,548
Lockheed Martin Corp.	95,032	20,891
Northrop Grumman Corp.	62,325	11,702
Raytheon Co.	753,967	88,515
Rockwell Collins, Inc.	334,616	29,018
United Technologies Corp.	1,015,390	99,924

		360,444

Air Freight & Couriers—0.16%
United Parcel Service, Inc., Class B	155,699	16,040

Commercial Services & Supplies—0.15%
Covanta Holding Corp.	786,001	13,173
Equifax, Inc.	21,578	2,300

		15,473

Construction & Engineering—0.65%
AECOM Technology Corp.D	1,005,164	29,622
Chicago Bridge & Iron Co., N.V.	798,119	35,812

		65,434

Diversified Manufacturing—0.50%
Eaton Corp., PLCA	901,317	50,393

Electrical Equipment—0.13%
Tyco International PLCA	370,097	13,486

Industrial Conglomerates—1.14%
3M Co.	142,839	22,456
Honeywell International, Inc.	890,215	91,941

		114,397

Machinery—3.60%
Caterpillar, Inc.	637,775	46,551
CNH Industrial N.V.	5,461,139	37,081
Cummins, Inc.	537,997	55,689
Danaher Corp.	179,188	16,720
Deere & Co.	37,785	2,947
Illinois Tool Works, Inc.	83,669	7,693
Oshkosh Corp.	753,309	30,953
PACCAR, Inc.	431,751	22,732
Parker Hannifin Corp.	387,346	40,555
Pentair PLCA	89,528	5,006
Reliance Steel & Aluminum Co.	715,075	42,876
Terex Corp.	944,610	18,949
Xylem, Inc.	896,870	32,655

		360,407

Road & Rail—0.11%
Canadian National Railway Co.	100,381	6,132
Union Pacific Corp.	52,692	4,708

		10,840

Total Industrials		1,006,914

INFORMATION TECHNOLOGY—10.16%
Communications Equipment—1.83%
ARRIS Group, Inc.D	833,074	23,543
Cisco Systems, Inc.	2,496,470	72,023
Corning, Inc.	4,730,940	87,995

		183,561

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Computers & Peripherals—0.93%
HP, Inc.	2,123,244	$57,243
International Business Machines Corp.	144,189	20,198
NVIDIA Corp.	55,908	1,586
Teradata Corp.D	499,294	14,035

		93,062

IT Consulting & Services—0.49%
Accenture, PLC, Class AA	301,838	32,357
Fidelity National Information Services, Inc.	111,289	8,115
Fiserv, Inc.D	90,355	8,720

		49,192

Semiconductor Equipment & Products—2.66%
Analog Devices, Inc.	41,247	2,480
Applied Materials, Inc.	1,784,025	29,918
Intel Corp.	1,075,056	36,401
Lam Research Corp.	461,812	35,370
Micron Technology, Inc.D	4,725,679	78,258
Qualcomm, Inc.	916,108	54,435
Texas Instruments, Inc.	519,586	29,471

		266,333

Software—4.25%
Microsoft Corp.	3,875,235	203,993
Navient Corp.	1,830,901	24,150
Oracle Corp.	5,087,364	197,593

		425,736

Total Information Technology		1,017,884

MATERIALS—2.58%
Chemicals—1.98%
Air Products & Chemicals, Inc.	550,492	76,508
Dow Chemical Co.	768,997	39,734
Eastman Chemical Co.	647,626	46,740
EI du Pont de Nemours & Co.	101,010	6,404
Monsanto Co.	45,263	4,219
PPG Industries, Inc.	229,880	23,967

		197,572

Containers & Packaging—0.23%
Crown Holdings, Inc.D	111,510	5,914
Packaging Corp of America	254,015	17,388

		23,302

Paper & Forest Products—0.37%
International Paper Co.	331,986	14,172
Louisiana-Pacific Corp.D	1,313,477	23,196

		37,368

Total Materials		258,242

TELECOMMUNICATION SERVICES—4.33%
Diversified Telecommunication Services—2.87%
AT&T, Inc.	1,838,336	61,603
Telefonaktiebolaget LM Ericsson, Sponsored ADRB	4,628,920	45,086
Verizon Communications, Inc.	3,874,672	181,644

		288,333

Wireless Telecommunication Services—1.46%
China Mobile Ltd., Sponsored ADRB	1,303,143	78,593
Vodafone Group PLC, Sponsored ADRA B	2,037,459	67,175

		145,768

Total Telecommunication Services		434,101

	Shares	Fair Value
		(000’s)
UTILITIES—2.52%
Electric—2.52%
Calpine Corp.D	3,497,876	$54,252
CenterPoint Energy, Inc.	2,672,702	49,579
Duke Energy Corp.	116,987	8,361
Entergy Corp.	852,229	58,088
NRG Energy, Inc.	2,089,332	26,931
PPL Corp.	685,954	23,597
Southern Co.	692,999	31,254

Total Utilities		252,062

Total Common Stock (Cost $8,887,815)		9,820,331

SHORT-TERM INVESTMENTS- 1.83%
American Beacon U.S. Government Money Market Select Fund, Select Class G	30,000,000	30,000
JPMorgan U.S. Government Money Market Fund, Capital Class	153,276,156	153,276

Total Short-Term Investments (Cost $183,276)		183,276

TOTAL INVESTMENTS —99.87% (Cost $9,071,091)		10,003,607
OTHER ASSETS, NET OF LIABILITIES—0.13%		12,986

TOTAL NET ASSETS—100.00%		$10,016,593

Percentages are stated as a percent of net assets.

A PLC - Public Limited Company.

B ADR - American Depositary Receipt.

C Non-voting participating shares.

D Non-income producing security.

E MLP - Master Limited Partnership.

F REIT - Real Estate Investment Trust.

G The Fund is affiliated by having the same investment advisor.

See accompanying notes

10

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2015

Futures Contracts Open on October 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index December Futures	Long	1,940	December 2015	$201,148,900	$8,367,909

				$201,148,900	$8,367,909

See accompanying notes

11

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2015 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$9,973,607
Investments in affiliated securities, at fair value B	30,000
Cash	275
Deposit with brokers for futures contracts	8,890
Receivable for investments sold	714,611
Receivable for fund shares sold	6,863
Dividends and interest receivable	14,485
Receivable for tax reclaims	392
Prepaid expenses	83

Total assets	10,749,206

Liabilities:
Payable for investments purchased	37,802
Payable for fund shares redeemed	682,485
Management and investment advisory fees payable	7,101
Administrative service and service fees payable	3,343
Transfer agent fees payable	203
Custody and fund accounting fees payable	180
Professional fees payable	110
Prospectus and shareholder reports fees payable	193
Trustee fees payable	169
Payable for variation margin from open futures contracts	901
Other liabilities	126

Total liabilities	732,613

Net assets	$10,016,593

Analysis of Net Assets:
Paid-in-capital	8,221,066
Undistributed (or overdistribution of) net investment income	148,696
Accumulated net realized gain	705,947
Unrealized appreciation of investments	932,516
Unrealized appreciation of futures contracts	8,368

Net assets	$10,016,593

See accompanying notes

12

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2015 (in thousands, except share and per share amounts)

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	218,390,036

Y Class	14,857,205

Investor Class	118,650,789

Advisor Class	5,339,900

Retirement Class	384,684

A Class	1,486,159

C Class	473,464

AMR Class	1,008,306

Net assets (not in thousands):
Institutional Class	$6,198,883,300

Y Class	$419,096,844

Investor Class	$3,167,585,961

Advisor Class	$140,975,319

Retirement Class	$9,953,847

A Class	$39,401,153

C Class	$12,389,141

AMR Class	$28,307,573

Net asset value, offering and redemption price per share:
Institutional Class	$28.38

Y Class	$28.21

Investor Class	$26.70

Advisor Class	$26.40

Retirement Class	$25.88

A Class	$26.51

A Class (offering price)	$28.13

C Class	$26.17

AMR Class	$28.07

A Cost of investments in unaffiliated securities	$9,041,091
B Cost of investments in affiliated securities	$30,000

See accompanying notes

13

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2015 (in thousands)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$279,584
Dividend income from affiliated securities	4
Miscellaneous Income	2

Total investment income	279,590

Expenses:
Management and investment advisory fees (Note 2)	26,249
Administrative service fees (Note 2):
Institutional Class	18,352
Y Class	1,328
Investor Class	11,384
Advisor Class	458
Retirement Class	34
A Class	110
C Class	35
AMR Class	389
Transfer agent fees:
Institutional Class	1,160
Y Class	15
Investor Class	140
Advisor Class	7
Retirement Class	1
A Class	4
C Class	2
AMR Class	22
Custody and fund accounting fees	1,103
Professional fees	310
Registration fees and expenses	232
Service fees (Note 2):
Y Class	443
Investor Class	13,787
Advisor Class	382
Retirement Class	28
A Class	55
C Class	17
Distribution fees (Note 2):
Advisor Class	382
Retirement Class	57
A Class	91
C Class	116
Prospectus and shareholder report expenses	638
Trustee fees	624
Other expenses	601

Total expenses	78,556

Net investment income	201,034

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	1,188,186
Commission recapture (Note 3)	131
Foreign currency transactions	(17)
Futures contracts	15,696
Change in net unrealized appreciation or (depreciation) of:
Investments	(1,477,369)
Futures contracts	(6,852)

Net (loss) from investments	(280,225)

Net (decrease) in net assets resulting from operations	$(79,191)

A Foreign taxes	$2,590

See accompanying notes

14

American Beacon Large Cap Value FundSM

Statement of Changes of Net Assets (in thousands)

	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$201,034	$254,199
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	1,203,996	1,216,150
Change in net unrealized appreciation or (depreciation) of investments and futures contracts	(1,484,221)	76,165

Net increase (decrease) in net assets resulting from operations	(79,191)	1,546,514

Distributions to Shareholders:
Net investment income:
Institutional Class	(124,764)	(87,830)
Y Class	(9,070)	(5,267)
Investor Class	(80,020)	(51,957)
Advisor Class	(3,033)	(1,591)
Retirement Class	(254)	(52)
A Class	(603)	(170)
C Class	(151)	(54)
AMR Class	(19,775)	(13,053)
Net realized gain from investments:
Institutional Class	(375,074)	—
Y Class	(27,794)	—
Investor Class	(281,035)	—
Advisor Class	(10,665)	—
Retirement Class	(961)	—
A Class	(1,967)	—
C Class	(725)	—
AMR Class	(52,660)	—

Net distributions to shareholders	(988,551)	(159,974)

Capital Share Transactions:
Proceeds from sales of shares	2,349,907	2,945,941
Reinvestment of dividends	953,937	153,366
Cost of shares redeemed	(3,646,862)	(3,593,139)

Net (decrease) in net assets from capital share transactions	(343,018)	(493,832)

Net increase (decrease) in net assets	(1,410,760)	892,708

Net Assets:
Beginning of period	11,427,353	10,534,645

End of Period *	$10,016,593	$11,427,353

*Includes undistributed (or overdistribution of) net investment income	$148,696	$222,712

See accompanying notes

15

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2015, the Trust consists of thirty-two active series, one of which is presented in this filing (the “Fund”): American Beacon Large Cap Value Fund. The remaining thirty-one active series are reported in separate filings.

Effective April 30, 2015, American Beacon Advisors, Inc. (the “Manager”) became a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, two prominent private equity firms. Prior to April 30, the Manager was a wholly-owned subsidiary of Lighthouse Holdings, Inc. which was indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms.

Class Disclosure

The Retirement and AMR Classes of the Fund were closed to new investors on September 22, 2015.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:

Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing through an intermediary

Advisor Class	Investors investing through an intermediary

Retirement Class	Investors investing through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the management agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets. The Fund pays the unaffiliated investment advisors hired to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2015 were as follows (dollars in thousands):

16

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.23%	$26,249	$20,576	$5,673

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, Retirement, A, and C Classes of the Fund and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives management and administration fees totaling 0.10% of its average daily net assets of the Select Funds. During the year ended October 31, 2015, the Manager earned fees from the Select Funds totaling $37,640 on the Fund’s direct investment in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility

17

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2015, the Fund participated as a lender by loaning, $26,999,239 for 1 day at a rate of 0.75% with interest charges of $555. This amount is included as interest income on the Statement of Operations.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2015, there were no waived fees, expenses reimbursed, or recovered expenses.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2015, Foreside collected $9,807 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2015, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2015, $2,124 in CDSC fees were collected for Class C Shares of the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

18

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended October 31, 2015, there were no transfers between levels. As of October 31, 2015, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
Common Stock*	$9,820,331	$—	$—	$9,820,331
Short-Term Investments—Money Market Funds	183,276	—	—	183,276

Total Investments in Securities	$10,003,607	$—	$—	$10,003,607

Financial Derivative Instruments-Assets
Futures Contracts	$8,368	$—	$—	$8,368

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. To the extent necessary to fully distribute capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain on the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2015, the Fund entered into futures contracts primarily for return enhancement and exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Average Futures Contracts Outstanding
Fund	Year ended October 31, 2015
Large Cap Value Fund	3,586

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2015:

Statement of Assets and Liabilities	Derivatives	Fair Value
Payable for variation margin from open future contracts(2)	Equity Contracts	$8,368

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2015:

Statement of Operations	Derivatives	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$15,696
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(6,852)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign

22

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties such as International Swaps and Derivatives Association (“ISDA”) agreements which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2015 (in thousands):

23

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2015:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts (1)	$901	$—	$901

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of October 31, 2015:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$901	$—	$—	$901

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2015 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Fund also utilizes earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

24

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

The tax character of distributions paid were as follows (in thousands):

	Year Ended October 31, 2015	Year Ended October 31,2014
Distributions paid from:
Ordinary income*
Institutional Class	$124,764	$87,830
Y Class	9,070	5,267
Investor Class	80,020	51,957
Advisor Class	3,033	1,591
Retirement Class	254	52
A Class	603	170
C Class	151	54
AMR Class	19,775	13,053
Capital gains
Institutional Class	375,074	—
Y Class	27,794	—
Investor Class	281,035	—
Advisor Class	10,665	—
Retirement Class	961	—
A Class	1,967	—
C Class	725	—
AMR Class	52,660	—

Total distributions paid	$988,551	$159,974

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2015, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$9,183,263
Unrealized appreciation	1,664,094
Unrealized depreciation	(843,750)

Net unrealized appreciation or (depreciation)	820,344
Undistributed ordinary income	150,429
Accumulated long-term gain or (loss)	824,750
Other temporary differences	4

Distributable earnings or (deficits)	$1,795,527

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and reclassifications of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains or losses under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Gains on redemptions in-kind for Large Cap Value Fund, of approximately $134,809,179, were included in net realized gain on investments in the Statement of Operations for the year ended October 31, 2015, and were not recognized for Federal income tax purposes.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, reclassifications of income from real estate investment securities and publicly traded partnerships, Section 732 basis adjustments, utilization of earnings and profits distributed to shareholders on redemption of shares, and net realized gains on redemptions in-kind as of October 31, 2015 (in thousands):

25

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Paid-in-capital	$376,206
Undistributed net investment income (loss)	(37,380)
Accumulated net realized gain (loss)	(338,826)
Unrealized appreciation or (depreciation) of investments and futures contracts	—

As of October 31, 2015, the Fund did not have any capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2015, were $3,443,993 and $4,284,797, respectively (in thousands).

A summary of the Fund’s transactions in the Select Funds for the year ended October 31, 2015 is set forth below (in thousands):

Affiliate	October 31, 2014 Shares/Fair Value	Purchases	Sales	October 31, 2015 Shares/Fair Value	Dividend Income
USG Select Fund	$30,000	$55,000	$55,000	$30,000	$1

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended October 31, 2015

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	53,940	$1,563,916	4,072	$118,729	20,038	$556,590	1,285	$35,421
Reinvestment of dividends	16,487	483,582	1,220	35,593	12,465	344,921	477	13,073
Shares redeemed	(38,409)	(1,127,129)	(4,445)	(126,503)	(54,777)	(1,503,115)	(1,531)	(41,776)

Net increase (decrease) in shares outstanding	32,018	$920,369	847	$27,819	(22,274)	$(601,604)	231	$6,718

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	159	$4,293	954	$26,677	177	$4,792	1,347	$39,489
Reinvestment of dividends	45	1,215	87	2,384	27	734	2,503	72,435
Shares redeemed	(260)	(6,873)	(330)	(9,158)	(74)	(1,966)	(29,483)	(830,342)

Net increase (decrease) in shares outstanding	(56)	$(1,365)	711	$19,903	130	$3,560	(25,633)	$(718,418)

26

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2015

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	60,578	$1,808,998	5,016	$149,908	28,208	$787,684	2,431	$68,583
Reinvestment of dividends	2,973	83,881	182	5,105	1,853	49,552	58	1,534
Shares redeemed	(73,952)	(2,231,408)	(3,130)	(92,555)	(38,454)	(1,080,676)	(2,344)	(65,255)

Net increase (decrease) in shares outstanding	(10,401)	$(338,529)	2,068	$62,458	(8,393)	$(243,440)	145	$4,862

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	333	$9,025	391	$10,942	175	$4,839	3,592	$105,962
Reinvestment of dividends	2	52	6	146	2	43	468	13,053
Shares redeemed	(56)	(1,545)	(79)	(2,197)	(35)	(969)	(4,114)	(118,534)

Net increase (decrease) in shares outstanding	279	$7,532	318	$8,891	142	$3,913	(54)	$481

10. Subsequent Events

On September 21, 2015 the Manager announced the Board’s approval of a plan to liquidate and terminate the AMR Class of the Fund on or about March 15, 2016. At the same Board meeting, the Board approved a plan to terminate the Retirement Class on or about January 15, 2016. The shares in the Retirement Class will be exchanged for those of the Advisor Class of the Fund on January 15, 2016.

27

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2015	2014	2013	2012	2011A
Net asset value, beginning of period	$31.21	$27.59	$21.58	$18.99	$18.56

Income from investment operations:
Net investment income	0.55	0.73	0.50	0.45	0.39
Net gains (losses) from investments (both realized and unrealized)	(0.70)	3.33	6.00	2.60	0.30

Total income (loss) from investment operations	(0.15)	4.06	6.50	3.05	0.69

Less distributions:
Dividends from net investment income	(0.67)	(0.44)	(0.49)	(0.46)	(0.26)
Distributions from net realized gains	(2.01)	—	—	—	—

Total distributions	(2.68)	(0.44)	(0.49)	(0.46)	(0.26)

Net asset value, end of period	$28.38	$31.21	$27.59	$21.58	$18.99

Total return B	(0.76)%	14.89%	30.70%	16.48%	3.69%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,198,883	$5,816,013	$5,428,755	$3,914,173	$3,380,918
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	0.58%	0.58%	0.58%	0.59%	0.58%
Expenses, net of reimbursements or recoupments	0.58%	0.58%	0.58%	0.59%	0.58%
Net investment income (loss), before reimbursements or recoupments	1.88%	2.35%	1.99%	2.23%	1.96%
Net investment income, net of reimbursements or recoupments	1.88%	2.35%	1.99%	2.23%	1.96%
Portfolio turnover rate	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

28

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class
Year Ended October 31,					Year Ended October 31,
2015	2014	2013	2012	2011A	2015	2014	2013	2012	2011A
$31.04	$27.46	$21.47	$18.92	$18.49	$29.51	$26.11	$20.43	$17.99	$17.61

0.56	0.64	0.40	0.53	0.37	0.45	0.57	0.39	0.36	0.30
(0.72)	3.37	6.05	2.50	0.30	(0.68)	3.18	5.69	2.47	0.29

(0.16)	4.01	6.45	3.03	0.67	(0.23)	3.75	6.08	2.83	0.59

(0.66)	(0.43)	(0.46)	(0.48)	(0.24)	(0.57)	(0.35)	(0.40)	(0.39)	(0.21)
(2.01)	—	—	—	—	(2.01)	—	—	—	—

(2.67)	(0.43)	(0.46)	(0.48)	(0.24)	(2.58)	(0.35)	(0.40)	(0.39)	(0.21)

$28.21	$31.04	$27.46	$21.47	$18.92	$26.70	$29.51	$26.11	$20.43	$17.99

(0.80)%	14.78%	30.59%	16.43%	3.58%	(1.07)%	14.50%	30.26%	16.05%	3.30%

$419,097	$434,881	$327,939	$88,509	$134,968	$3,167,586	$4,158,361	$3,899,011	$3,635,333	$3,761,691

0.67%	0.67%	0.66%	0.69%	0.69%	0.93%	0.93%	0.93%	0.96%	0.95%
0.67%	0.67%	0.66%	0.69%	0.69%	0.93%	0.93%	0.93%	0.96%	0.95%
1.80%	2.24%	1.78%	2.12%	1.88%	1.54%	2.01%	1.67%	1.89%	1.59%
1.80%	2.24%	1.78%	2.12%	1.88%	1.54%	2.01%	1.67%	1.89%	1.59%
32%	29%	34%	30%	90%	32%	29%	34%	30%	90%

29

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2015	2014	2013	2012	2011A
Net asset value, beginning of period	$29.24	$25.89	$20.25	$17.83	$17.47

Income from investment operations:
Net investment income	0.40	0.47	0.35	0.31	0.27
Net gains (losses) from investments (both realized and unrealized)	(0.66)	3.20	5.65	2.48	0.28

Total income (loss) from investment operations	(0.26)	3.67	6.00	2.79	0.55

Less distributions:
Dividends from net investment income	(0.57)	(0.32)	(0.36)	(0.37)	(0.19)
Distributions from net realized gains	(2.01)	—	—	—	—

Total distributions	(2.58)	(0.32)	(0.36)	(0.37)	(0.19)

Net asset value, end of period	$26.40	$29.24	$25.89	$20.25	$17.83

Total return B	(1.19)%	14.31%	30.05%	15.96%	3.11%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$140,975	$149,423	$128,528	$103,629	$129,739
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	1.07%	1.07%	1.07%	1.08%	1.08%
Expenses, net of reimbursements or recoupments	1.07%	1.07%	1.07%	1.08%	1.08%
Net investment income (loss), before reimbursements or recoupments	1.40%	1.83%	1.52%	1.78%	1.46%
Net investment income, net of reimbursements or recoupments	1.40%	1.83%	1.52%	1.78%	1.46%
Portfolio turnover rate	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

30

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Retirement Class					A Class					C Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
2015	2014	2013	2012	2011A	2015	2014	2013	2012	2011A	2015	2014	2013	2012	2011A
$28.74	$25.48	$20.07	$17.74	$17.32	$29.38	$26.03	$20.41	$18.01	$17.61	$29.03	$25.81	$20.29	$17.95	$17.58

0.24	0.57	0.35	0.28	0.20	0.47	0.54	0.38	0.36	0.24	0.27	0.35	0.23	0.22	0.10
(0.56)	2.98	5.50	2.42	0.30	(0.71)	3.16	5.65	2.44	0.31	(0.70)	3.11	5.58	2.42	0.32

(0.32)	3.55	5.85	2.70	0.50	(0.24)	3.70	6.03	2.80	0.55	(0.43)	3.46	5.81	2.64	0.42

(0.53)	(0.29)	(0.44)	(0.37)	(0.08)	(0.62)	(0.35)	(0.41)	(0.40)	(0.15)	(0.42)	(0.24)	(0.29)	(0.30)	(0.05)
(2.01)	—	—	—	—	(2.01)	—	—	—	—	(2.01)	—	—	—	—

(2.54)	(0.29)	(0.44)	(0.37)	(0.08)	(2.63)	(0.35)	(0.41)	(0.40)	(0.15)	(2.43)	(0.24)	(0.29)	(0.30)	(0.05)

$25.88	$28.74	$25.48	$20.07	$17.74	$26.51	$29.38	$26.03	$20.41	$18.01	$26.17	$29.03	$25.81	$20.29	$17.95

(1.44)%	14.04%	29.68%	15.57%	2.86%	(1.14)%	14.37%	30.03%	15.91%	3.12%	(1.83)%	13.48%	29.00%	14.97%	2.36%

$9,954	$12,668	$4,132	$2,230	$1,019	$39,401	$22,782	$11,905	$6,222	$3,942	$12,389	$9,964	$5,200	$2,468	$1,329
1.32%	1.32%	1.33%	1.42%	1.39%	0.97%	1.04%	1.08%	1.12%	1.16%	1.73%	1.79%	1.84%	1.88%	2.54%

1.32%	1.32%	1.33%	1.42%	1.39%	0.97%	1.04%	1.08%	1.12%	1.16%	1.73%	1.81%	1.92%	1.87%	1.84%
1.14%	1.58%	1.18%	1.19%	1.06%	1.48%	1.83%	1.44%	1.66%	1.37%	0.73%	1.09%	0.68%	0.89%	(0.01)%
1.14%	1.58%	1.18%	1.19%	1.06%	1.48%	1.83%	1.44%	1.66%	1.37%	0.73%	1.07%	0.60%	0.89%	0.68%
32%	29%	34%	30%	90%	32%	29%	34%	30%	90%	32%	29%	34%	30%	90%

31

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	AMR Class
	Year Ended October 31,
	2015	2014	2013	2012	2011A
Net asset value, beginning of period	$30.90	$27.31	$21.36	$18.81	$18.37

Income from investment operations:
Net investment income	6.57	0.77	0.57	0.52	0.41
Net gains (losses) from investments (both realized and unrealized)	(6.63)	3.33	5.92	2.54	0.32

Total income (loss) from investment operations	(0.06)	4.10	6.49	3.06	0.73

Less distributions:
Dividends from net investment income	(0.76)	(0.51)	(0.54)	(0.51)	(0.29)
Distributions from net realized gains	(2.01)	—	—	—	—

Total distributions	(2.77)	(0.51)	(0.54)	(0.51)	(0.29)

Net asset value, end of period	$28.07	$30.90	$27.31	$21.36	$18.81

Total return B	(0.47)%	15.20%	31.05%	16.75%	3.94%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$28,308	$823,261	$729,175	$602,667	$568,768
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.32%	0.32%	0.32%	0.33%	0.33%
Expenses, net of reimbursements	0.32%	0.32%	0.32%	0.33%	0.33%
Net investment income (loss), before reimbursements	2.16%	2.59%	2.26%	2.51%	2.21%
Net investment income, net of reimbursements	2.16%	2.59%	2.26%	2.51%	2.21%
Portfolio turnover rate	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

32

American Beacon FundsSM

Privacy Policy & Federal Tax Information

October 31, 2015 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2015. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2015.

The Fund designated the following items with regard to distributions paid during the year ended December 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	63.34%
Qualified Dividend Income	100.00%

The Large Cap Value Fund designated $955,914,196 as long term capital gain distributions and $3,127,115 short term capital gains for the year ended October 31, 2015.

Shareholders will receive notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

33

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of:

(1) a new Management Agreement (“New Management Agreement”) among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Large Cap Value Fund (“Fund”); and

(2) new Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and Massachusetts Financial Services Co. (“MFS”)

Collectively, the new Investment Advisory Agreements are hereinafter referred to as the “New Advisory Agreements,” and Barrow, Brandywine, Hotchkis and MFS are hereinafter referred to as the “Sub-Advisors.”

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (“Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the current Management Agreement (“Current Management Agreement”) among the Manager and the Trust on behalf of the Fund and the current Investment Advisory Agreements (“Current Advisory Agreements”) among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Brandywine, Hotchkis and MFS provided for their automatic termination in the event of an assignment. The Transaction was deemed an “assignment” under the 1940 Act. As a result, the Current Management Agreement and each Current Advisory Agreement (“Current Agreements”) were deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Fund. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Current Management Agreement and Current Advisory Agreements at in-person meetings held in May and June 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the Sub-Advisors since the May and June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal of the Current Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Fund’s fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Fund;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchaser and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Fund’s Chief Compliance Officer;

•	a discussion of any potential material changes to the Current Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Fund as a result of the Transaction;

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Fund; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

34

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisors for the May and June 2014 meetings in connection with the renewal of the Current Agreements.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Fund and its shareholders.

In determining whether to approve the New Agreements on December 10, 2014, the Trustees considered the best interests of the Fund. The Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Current Agreements in May and June 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and, as applicable, each Sub-Advisor for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a Sub-Advisor from its relationship with the Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and each Sub-Advisor to provide the same services to the Fund on substantially the same terms as the Current Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which the Fund’s assets are managed. The Board also considered representations by the Manager and/or Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Fund; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Fund’s shares and add new series to the Trust and share classes to the Fund’s product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Fund’s service providers or Sub-Advisors. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisors since the Board’s consideration of the Current Agreements in May and June 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisors were appropriate for the Fund and, thus, determined to approve the New Agreements for the Fund.

Investment Performance. The Board considered its review of the comparative information regarding the Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisors.

Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager with respect to the Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Fund or the Manager’s fee waivers currently in place with respect to the Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Agreements in May and June 2014. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by each Sub-Advisor from its relationship with the Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and each Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Fund would pay the same fee rates to the Manager under the New Management Agreement as the Fund currently pays under the Current Management Agreement. The Board also considered that the Fund would pay the same investment advisory fee rate to each Sub-Advisor under the New Advisory Agreements as the Fund pays under the Current Advisory Agreements. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the Manager’s fee schedule for the Fund, and each of Barrow, Brandywine, Hotchkis and MFS’ fee schedules for the Fund, provide for a reasonable sharing of benefits from any economies of scale with the Fund.

35

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Benefits Derived by the Manager from Relationship With the Fund. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or a Sub-Advisor as a result of its advisory relationship with the Fund would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the potential benefits accruing to the Manager under the New Management Agreement and the Sub-Advisors under the New Advisory Agreements, by virtue of the Manager’s, Barrow, Brandywine, Hotchkis and MFS’ relationship with the Fund, appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Barrow, Brandywine, Hotchkis or MFS, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the Fund, and approved the New Agreements.

36

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

Special meetings of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) were held on April 7 and April 28, 2015. The shareholders of the Large Cap Value Fund (the “Fund”) approved a new investment management agreement between American Beacon Advisors, Inc. and the Fund. Approval of this proposal required a majority of the outstanding voting securities of the Fund. The following are the results of the shareholder votes for this proposal:

Funds	For	Against	Abstain	Non-Voting
Large Cap Value Fund	4,532,511,639.83	68,585,862.71	135,113,682.54	972,548,464.24

Special meetings of shareholders of the Trust were held on April 7 and April 28, 2015. The shareholders of the Trust approved the re-election of nine of the current Trustees to the Board of the American Beacon Trust and the election of two additional Trustees to the Board. Approval of this proposal required a plurality vote of the Trust’s shares. The following are the results of the election of each Trustee:

Gilbert G. Alvarado
Affirmative	16,655,574,211.10
Withhold	242,060,281.87
Joseph B. Armes
Affirmative	16,653,130,207.99
Withhold	244,504,284.98
Gerard J. Arpey
Affirmative	16,659,813,172.19
Withhold	237,821,320.78
W. Humphrey Bogart
Affirmative	16,532,151,093.14
Withhold	365,483,399.83
Brenda A. Cline
Affirmative	16,662,050,138.08
Withhold	235,584,354.89
Eugene J. Duffy
Affirmative	16,430,210,258.21
Withhold	467,424,234.76
Thomas M. Dunning
Affirmative	16,651,792,247.83
Withhold	245,842,245.14
Alan D. Feld
Affirmative	14,899,039,186.08
Withhold	1,998,595,306.89
Richard A. Massman
Affirmative	16,651,582,060.07
Withhold	246,052,432.90
Barbara J. McKenna
Affirmative	16,435,773,869.81
Withhold	461,860,623.16
R. Gerald Turner
Affirmative	16,653,429,720.08
Withhold	244,204,772.89

37

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-four funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (45)	Trustee since 2015	Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman, President & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

38

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term One Year
Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

39

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term One Year

Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

40

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41

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/15

American Beacon®
FUNDS

2015 ANNUAL REPORT

OCTOBER 31, 2015

SMALL CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2015

Dear Shareholders,

During much of the 12-month period ended October 31, 2015, uneven global economic growth, declining commodity prices and disparate central bank policies set the stage for mixed returns in all markets. The weakening of many currencies against the U.S. dollar also took a toll on total returns for dollar-based investors in many international markets. Uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the 2008 financial crisis continued to weigh heavily on investors’ minds. At its October 2015 meeting, the Federal Open Market Committee decided against changing interest rates, but kept December on the table as a possibility.

For the period under review, benchmarks for the American Beacon Small Cap Value Fund posted negative returns; the Lipper Small-Cap Value Funds Index declined -2.32% and the Russell 2000 Value Index declined -2.88%.

Given that small-cap stocks tend to be more volatile than many other investments, the American Beacon Small Cap Value Fund strives to navigate difficult markets using a multi-manager approach with six highly regarded sub-advisors, each one chosen to complement the others’ strategies. We believe this approach may help mitigate the inherent volatility of the small-cap space.

For the 12 months ended October 31, 2015, the American Beacon Small Cap Value Fund (Investor Class) returned 0.50%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

    Best Regards,

    Gene L. Needles, Jr.

    President

    American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2015 (Unaudited)

For the year ended October 31, 2015, the broad U.S. stock market was up as the S&P 500 Total Return Index gained 5.2%. Beneath this gain was a more volatile market, which rose almost 10% through late July and then fell more than 12% in the following month before closing the period in October with a strong rebound. Swayed by weather and port disruptions, the economy grew slowly at 0.6% for first quarter of 2015, but rebounded to 3.9% growth (revised) in the second quarter. U.S. housing starts and sales continued their long climb from their lows following the financial crisis, though they remain well below 2005-2006 levels. The U.S. unemployment rate (currently at 5.0%) is at its lowest level since 2008. U.S. auto sales have continued to climb this last year, returning to pre-2008 averages. All of these positive indicators explain the initial market gains in the recent period.

The sharp decline this summer in U.S. equity markets is best explained by concerns over U.S. Federal Reserve (“the Fed”) changes in short-term interest rates, the dramatic decline in the Chinese stock market and heightened world tensions. Investor speculation focused on if and when the Fed would raise the federal funds rate above the current 0.25%. Many feared that even the expected small and gradual rate increases would be too damaging for the U.S. economy given the general weakness abroad. At the same time, investors worried that a Fed decision to not raise rates would signal that the Fed saw a significant possibility for a U.S. slowdown. Ultimately, the Fed chose not to raise rates during their September meeting, pushing rate-hike expectations further in the future. In China, the stock market peaked in June after an explosive rally over the prior 12 months and then proceeded to drop more than 40% in the next three months. This retreat triggered concerns not only about Chinese economic growth, but for other emerging markets as well.

The other key event in this last year was the plunge in oil prices from more than $100 per barrel in mid-2014 to as low as $40 per barrel in mid-2015. The decline was the result of increased supply, primarily due to the U.S. fracking revolution, and weak demand amid sluggish global growth. With substantially lower oil prices, the stocks of oil producers were the worst performers in the U.S. equity market by a wide margin in the last 12 months.

In October, concerns eased about the possibility of a worsening global slowdown. Broad U.S. markets rebounded strongly, moving away from a global macro-driven environment to more of an earnings-driven environment. U.S. jobs growth in October was very strong, unemployment claims were low and automobile sales were strong. Housing continues to improve as sales of previously owned homes rebounded in September; however, new home sales were below expectations, as land availability and lower inventory is becoming a concern in some areas.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

The Investor Class of the Small Cap Value Fund (the “Fund”) returned 0.50% for the twelve months ended October 31, 2015, outperforming the Russell 2000® Value Index (the “Index”) return of -2.88% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/05 through 10/31/15

Total Returns for the Period ended 10/31/15

	Ticker	1 Year	5 Years	10 Years	Value of $10,000 10/31/05- 10/31/15
Institutional Class (1,8)	AVFIX	0.87%	12.59%	7.77%	$21,131
Y Class (1,2,8)	ABSYX	0.79%	12.49%	7.68%	20,958
Investor Class (1,8)	AVPAX	0.50%	12.18%	7.42%	20,456
Advisor Class (1,3,8)	AASSX	0.41%	12.04%	7.23%	20,099
Retirement Class (1,4,8)	ASCVX	0.10%	11.72%	7.04%	19,747
A Class with sales charge (1,5,8)	ABSAX	(5.32)%	10.70%	6.70%	19,129
A Class without sales Charge (1,5,8)	ABSAX	0.45%	12.02%	7.33%	20,294
C Class with sales charge (1,6,8)	ASVCX	(1.31)%	11.16%	6.91%	19,498
C Class without sales charge (1,6,8)	ASVCX	(0.31)%	11.16%	6.91%	19,498
AMR Class (1,8)	AASVX	1.14%	12.88%	8.04%	21,675
Russell 2000 Value Index (7)		(2.88)%	10.53%	6.19%	18,232

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/05 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/05.
3.	A portion of the fees charged to the Advisor Class of the Fund was waived through 2004 and in 2009. Performance prior to waiving fees was lower than the actual returns shown for these periods.
4.	Fund performance for the ten-year period represents the total returns achieved by the Advisor Class from 10/31/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor Class. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/05.
5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/05. A portion of the fees charged to the A Class of the Fund was waived in 2010, 2012, and 2013 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown in 2010, 2012, and 2013. The maximum sales charge for A Class is 5.75%.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

6.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/05 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/05. A portion of the fees charged to the C Class of the Fund was waived in 2010 and 2012 through 2014 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown in 2010 and 2012 through 2014. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.81%, 0.90%, 1.17%, 1.30%, 1.58%, 1.21%, 1.98%, and 0.55%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index through stock selection as sector allocation detracted value relative to the Index.

Most of the Fund’s excess performance was attributed to holdings in the Industrials and Financials sectors which contributed approximately 215 (2.15%) and 185 (1.85%) basis points, respectively, to performance. Companies in the Industrials sector contributing to the Fund’s performance included Comfort Systems (up 109.8%) and Matson (up 66.0%). In the Financials sector, Synovus Financial (up 26.3%), First Horizon National (up 12.5%) and First Niagara Financial (up 42.0%) were the largest contributors. The Fund’s Consumer Discretionary and Information Technology sectors also added relative value. Tempur Sealy International (up 47.9%), Helen of Troy (up 62.6%) and American Axle & Manufacturing (up 14.1%) contributed to the Fund’s returns in the Consumer Discretionary sector. Mentor Graphics (up 29.3%) and ON Semiconductor (up 81.0%) contributed most to performance in the Information Technology sector. Not owning Digital Globe, which was down 47.8% in the Index, also positively impacted performance. Poor stock selection in the Health Care sector detracted from the Fund’s returns. In the Health Care sector, Hanger (down 39.7%) was the largest detractor.

The Fund’s significant underweight in the Financials sector detracted more than 70 (0.70%) basis points from performance through sector allocation. A large overweight in Industrials, one of the poorer performing sectors in the Index, also detracted from the Fund’s returns. The Fund’s slight underweight in Energy, the worst performing sector in the Index, added relative value.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)

Mentor Graphics Corp.		1.0
Great Plains Energy, Inc.		0.9
First Horizon National Corp.		0.9
Synovus Financial Corp.		0.9
Portland General Electric Co.		0.8
Diodes, Inc.		0.7
American Axle & Manufacturing Holdings, Inc.		0.7
Vishay Intertechnology, Inc.		0.7
First Niagara Financial Group, Inc.		0.7
Simpson Manufacturing Co., Inc.		0.6

Total Fund Holdings	623

Sector Allocation (% Equities)

Financials	30.9
Industrials	19.8
Consumer Discretionary	15.1
Information Technology	14.0
Utilities	5.5
Health Care	4.5
Materials	4.3
Energy	3.1
Consumer Staples	2.4
Telecommunication Services	0.4

4

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2015 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expense

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 - 10/31/15
Institutional Class
Actual	$1,000.00	$972.44	$4.03
Hypothetical **	$1,000.00	$1,021.12	$4.13
Y Class
Actual	$1,000.00	$972.13	$4.47
Hypothetical **	$1,000.00	$1,020.67	$4.58
Investor Class
Actual	$1,000.00	$970.70	$5.61
Hypothetical **	$1,000.00	$1,019.51	$5.75
Advisor Class
Actual	$1,000.00	$970.39	$6.46
Hypothetical **	$1,000.00	$1,018.65	$6.61
Retirement Class
Actual	$1,000.00	$968.92	$7.79
Hypothetical **	$1,000.00	$1,017.29	$7.98
A Class
Actual	$1,000.00	$970.32	$6.06
Hypothetical **	$1,000.00	$1,019.06	$6.21
AMR Class
Actual	$1,000.00	$973.52	$2.74
Hypothetical **	$1,000.00	$1,022.43	$2.80
C Class
Actual	$1,000.00	$966.57	$9.81
Hypothetical **	$1,000.00	$1,015.22	$10.06

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.90%, 1.13%, 1.30%, 1.57%, 1.22%, 1.98%, and 0.55% for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Small Cap Value Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Small Cap Value Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2015

6

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCK - 94.64%
CONSUMER DISCRETIONARY - 14.24%
Auto Components - 1.78%
American Axle & Manufacturing Holdings, Inc.A	1,627,887	$36,075
Cooper Tire & Rubber Co.	343,074	14,337
Cooper-Standard Holding, Inc.A	51,631	3,358
Dana Holding Corp.	766,131	12,871
Federal Signal Corp.	512,244	7,714
Modine Manufacturing Co.A	107,636	901
Standard Motor Products, Inc.	133,228	5,895
Tenneco, Inc.A	291,549	16,499

		97,650

Automobiles - 0.60%
Federal-Mogul Holdings Corp.A	222,579	1,725
Hyster-Yale Materials Handling, Inc.	109,244	6,393
Thor Industries, Inc.	405,341	21,921
Winnebago Industries, Inc.B	144,972	3,043

		33,082

Commercial Services - 0.07%
Sotheby’s	113,372	3,928

Hotels, Restaurants & Leisure - 0.94%
Belmond Ltd., Class AA	753,368	8,091
Bravo Brio Restaurant Group, Inc.A	185,253	2,175
Brinker International, Inc.	186,595	8,492
Cheesecake Factory, Inc.	268,973	12,964
Cracker Barrel Old Country Store, Inc.B	50,875	6,993
Golden Entertainment, Inc.A	71,300	667
International Speedway Corp., Class A	96,240	3,339
Interval Leisure Group, Inc.	104,586	1,846
Ruby Tuesday, Inc.A	772,574	4,041
Speedway Motorsports, Inc.	149,276	2,757

		51,365

Household Durables - 3.45%
ACCO Brands Corp.A	746,311	6,023
Cavco Industries, Inc.A	84,765	8,358
Ethan Allen Interiors, Inc.	470,803	12,811
Haverty Furniture Companies, Inc.	189,344	4,433
Helen of Troy Ltd.A	113,986	11,309
HNI Corp.	89,077	3,825
KB Home	549,406	7,197
Kimball International, Inc., Class B	72,696	794
Knoll, Inc.	663,389	15,417
La-Z-Boy, Inc.	123,257	3,519
M/I Homes, Inc.A	314,514	7,218
Matthews International Corp., Class A	64,955	3,750
MDC Holdings, Inc.	176,548	4,588
Meritage Homes Corp.	143,167	5,048
Taylor Morrison Home Corp., Class AA	119,527	2,203
Tempur Sealy International, Inc.A	434,703	33,836
TRI Pointe Homes, Inc.A	672,811	8,733
Tupperware Brands Corp.	38,865	2,288
Universal Electronics, Inc.A	127,366	6,059
Whirlpool Corp.	151,257	24,222
William Lyon Homes, Class AA	814,201	17,375

		189,006

Household Products - 0.26%
CalAtlantic Group, Inc.	369,877	14,089

	Shares	Fair Value
		(000’s)
Internet & Catalog Retail - 0.14%
Insight Enterprises, Inc.A	297,980	$7,569

Media - 1.80%
AMC Networks, Inc., Class AA	109,314	8,077
Banner Corp.	35,073	1,721
Entercom Communications Corp., Class AA	182,784	2,018
EW Scripps Co., Class A	866,548	19,117
John Wiley & Sons, Inc., Class A	56,887	2,977
Meredith Corp.	255,296	12,005
New York Times Co., Class A	897,699	11,921
Saga Communications, Inc., Class A	3,777	162
Scholastic Corp.	116,784	4,773
Sinclair Broadcast Group, Inc., Class A	245,767	7,375
Starz, Class AA	331,914	11,122
Time, Inc.	576,518	10,712
TiVo, Inc.A	630,645	5,726
Travelzoo, Inc.A	98,019	876

		98,582

Multiline Retail - 0.29%
Big Lots, Inc.	69,721	3,214
Dillard’s, Inc., Class A	132,472	11,854
Stein Mart, Inc.	89,750	795

		15,863

Specialty Retail - 4.12%
Aaron’s, Inc.	79,929	1,972
American Eagle Outfitters, Inc.	386,974	5,913
Big 5 Sporting Goods Corp.	306,131	2,801
Buckle, Inc.B	103,496	3,668
Caleres, Inc.	149,881	4,580
Chico’s FAS, Inc.	300,092	4,147
Children’s Place Retail Stores, Inc.	168,094	9,022
Essendant, Inc.	269,284	9,309
Express, Inc.	711,735	13,736
Finish Line, Inc., Class A	385,729	7,186
Francesca’s Holdings Corp.A	201,844	2,868
GameStop Corp., Class AB	389,597	17,949
Genesco, Inc.A	139,384	8,732
GNC Holdings, Inc., Class A	247,738	7,370
Group 1 Automotive, Inc.	136,170	11,840
Hibbett Sports, Inc.A	99,723	3,407
Kirkland’s, Inc.	114,341	2,629
Men’s Wearhouse, Inc.	409,760	16,382
Murphy USA, Inc.A	164,633	10,104
Penske Automotive Group, Inc.	313,775	15,325
Pep Boys, Inc.A	427,683	6,432
Pier 1 Imports, Inc.B	189,242	1,404
Rent-A-Center, Inc.	296,405	5,451
Rush Enterprises, Inc., Class AA	594,608	14,497
Select Comfort Corp.A	115,342	2,445
Shoe Carnival, Inc.	38,597	867
Sonic Automotive, Inc., Class A	1,027,486	25,625
Urban Outfitters, Inc.A	223,262	6,385
Zumiez, Inc.A	241,351	4,219

		226,265

Textiles & Apparel - 0.79%
Deckers Outdoor Corp.A	215,161	11,976
Guess?, Inc.B	613,589	12,916
Oxford Industries, Inc.	92,482	6,735
Tumi Holdings, Inc.A	143,982	2,308
Unifirst Corp.	11,364	1,194

See accompanying notes

7

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Vera Bradley, Inc.A B	630,552	$7,888

		43,017

Total Consumer Discretionary		780,416

CONSUMER STAPLES - 2.23%
Food & Drug Retailing - 1.39%
Andersons, Inc.	89,929	3,183
Casey’s General Stores, Inc.	217,121	23,064
Fresh Market, Inc.A B	341,531	8,511
Petmed Express, Inc.B	208,345	3,504
SpartanNash Co.	208,354	5,813
SUPERVALU, Inc.A	524,159	3,444
United Natural Foods, Inc.A	235,153	11,863
Vitamin Shoppe, Inc.A	533,460	15,305
Weis Markets, Inc.	34,680	1,427

		76,114

Food Products - 0.65%
Fresh Del Monte Produce, Inc.	341,883	15,600
Herbalife Ltd.A B	246,808	13,831
Sanderson Farms, Inc.B	89,324	6,209

		35,640

Personal Products - 0.04%
Medifast, Inc.A	82,065	2,295

Tobacco - 0.15%
Universal Corp.	155,085	8,376

Total Consumer Staples		122,425

ENERGY - 2.97%
Energy Equipment & Services - 1.50%
Atwood Oceanics, Inc.B	291,237	4,820
Cobalt International Energy, Inc.A	975,599	7,483
Dynegy, Inc.A	122,553	2,381
Flotek Industries, Inc.A B	666,942	12,072
Gulf Island Fabrication, Inc.	183,006	1,850
McDermott International, Inc.A B	1,436,590	6,623
Nabors Industries Ltd.	282,836	2,840
Oil States International, Inc.A	408,911	12,272
Patterson-UTI Energy, Inc.	751,591	11,191
PDC Energy, Inc.A	101,796	6,142
Rowan Cos., PLC, Class AC	224,207	4,412
RPC, Inc.B	828,753	9,141
SEACOR Holdings, Inc.	17,778	1,039

		82,266

Oil & Gas - 1.47%
Abraxas Petroleum Corp.A	1,756,362	2,793
Alon USA Energy, Inc.	68,558	1,148
Bellatrix Exploration Ltd.A B	669,832	1,099
Callon Petroleum Co.A	712,092	6,181
Carrizo Oil & Gas, Inc.A	111,016	4,178
Delek US Holdings, Inc.	207,281	5,638
Denbury Resources, Inc.B	482,315	1,707
Gran Tierra Energy, Inc.A B	775,978	1,862
Green Plains Renewable Energy, Inc.	36,879	756
Helix Energy Solutions Group, Inc.A	130,938	757
Kosmos Energy Ltd.A	1,163,967	7,938
Laredo Petroleum, Inc.A B	207,281	2,380
LinnCo LLCB D	433,768	1,006
Natural Gas Services Group, Inc.A	212,850	4,793
PBF Energy, Inc., Class A	310,826	10,568
SM Energy Co.	52,955	1,766
Synergy Resources Corp.A	840,126	9,401

	Shares	Fair Value
		(000’s)
Ultra Petroleum Corp.A B	359,545	$1,970
Western Refining, Inc.	345,152	14,366

		80,307

Total Energy		162,573

FINANCIALS - 29.26%
Banks - 13.86%
1st Source Corp.	79,085	2,512
Associated Banc-Corp.	1,550,249	29,982
Astoria Financial Corp.	382,864	6,111
BancorpSouth, Inc.	279,157	6,959
Bank of Hawaii Corp.	220,897	14,464
BBCN Bancorp, Inc.	230,675	3,873
Berkshire Hills Bancorp, Inc.	76,726	2,194
BOK Financial Corp.	150,761	10,128
Boston Private Financial Holdings, Inc.	770,862	8,834
Brookline Bancorp, Inc.	867,626	9,848
Bryn Mawr Bank Corp.	91,839	2,675
Capital Bank Financial Corp., Class A	202,174	6,530
Cardinal Financial Corp.	291,205	6,619
Cathay General Bancorp	235,243	7,363
Central Pacific Financial Corp.	381,039	8,520
Chemical Financial Corp.	208,154	7,063
City Holding Co.	51,793	2,477
City National Corp.	293,218	26,272
Clifton Bancorp, Inc.	322,386	4,700
CoBiz Financial, Inc.	467,419	5,824
Columbia Banking System, Inc.	442,155	14,733
Community Bank System, Inc.	30,979	1,263
Community Trust Bancorp, Inc.	24,332	839
Cullen/Frost Bankers, Inc.	62,695	4,291
Dime Community Bancshares, Inc.	102,028	1,770
FCB Financial Holdings, Inc., Class AA	125,087	4,448
First Citizens BancShares, Inc., Class A	19,953	5,111
First Commonwealth Financial Corp.	335,479	3,083
First Financial Bancorp	149,881	2,890
First Financial Corp.	108,251	3,710
First Horizon National Corp.	3,378,231	47,902
First Interstate Bancsystem, Inc., Class A	313,257	8,884
First Merchants Corp.	98,156	2,575
First Midwest Bancorp, Inc.	966,244	17,218
First Niagara Financial Group, Inc.	3,456,216	35,772
FirstMerit Corp.	1,112,722	20,908
Flushing Financial Corp.	36,539	769
FNB Corp.	454,239	6,119
Fulton Financial Corp.	1,242,742	16,678
Hancock Holding Co.	344,032	9,495
Hanmi Financial Corp.	491,818	12,541
Iberiabank Corp.	113,418	6,877
Independent Bank Corp.	65,749	3,073
International Bancshares Corp.	420,621	11,336
Investors Bancorp, Inc.	1,231,201	15,402
MainSource Financial Group, Inc.	115,215	2,493
MB Financial, Inc.	195,317	6,297
National Bank Holdings Corp., Class A	84,633	1,867
NBT Bancorp, Inc.	119,744	3,366
Northwest Bancshares, Inc.	365,010	4,913
Old National Bancorp	840,687	11,770
Opus Bank	45,121	1,681
People’s United Financial, Inc.	863,354	13,770
Popular, Inc.	683,118	20,200
PrivateBancorp, Inc.	184,207	7,705
Prosperity Bancshares, Inc.	520,389	26,738

See accompanying notes

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Provident Financial Services, Inc.	209,758	$4,262
Real Industry, Inc.A B	722,432	6,863
Renasant Corp.	86,837	3,007
S&T Bancorp, Inc.	114,489	3,650
Sandy Spring Bancorp, Inc.	69,343	1,907
Seacoast Banking Corp. of FloridaA	371,760	5,755
Simmons First National Corp., Class A	122,836	6,331
South State Corp.	82,742	6,413
Sterling Bancorp	653,709	10,061
Stock Yards Bancorp, Inc.	25,553	963
TCF Financial Corp.	731,516	11,258
Tompkins Financial Corp.	32,028	1,738
TowneBank	125,241	2,688
Trustmark Corp.	373,113	8,966
UMB Financial Corp.	245,616	12,055
Umpqua Holdings Corp.	771,045	12,876
Union Bankshares Corp.	117,257	2,937
United Bankshares, Inc.	140,614	5,561
United Community Banks, Inc.	589,851	11,891
United Financial Bancorp, Inc.	112,056	1,454
Valley National Bancorp	2,036,881	21,387
Washington Federal, Inc.	1,090,488	27,197
Washington Trust Bancorp, Inc.	130,305	5,056
Webster Financial Corp.	708,262	26,277
WesBanco, Inc.	187,841	6,133
Wilshire Bancorp, Inc.	258,921	2,768
Wintrust Financial Corp.	310,822	15,693
Zions Bancorporation	80,169	2,306

		758,888

Diversified Financials - 3.96%
Ashford, Inc.A G	1	—
Beneficial Bancorp, Inc.A	215,035	2,983
Calamos Asset Management, Inc., Class A	283,306	2,660
Capitol Federal Financial, Inc.	486,759	6,318
Cash America International, Inc.	71,867	2,482
Cohen & Steers, Inc.	193,679	5,925
Credit Acceptance Corp.A B	81,955	15,497
Customers Bancorp, Inc.A	247,659	6,811
Encore Capital Group, Inc.A B	207,706	8,454
EZCORP, Inc., Class AA	71,826	478
First BanCorp Puerto RicoA	1,149,310	4,356
Flagstar Bancorp, Inc.A	146,761	3,264
GAMCO Investors, Inc., Class A	12,209	704
Greenhill & Co., Inc.	97,168	2,509
Janus Capital Group, Inc.	457,920	7,111
KCG Holdings, Inc., Class AA	306,571	3,829
Meridian Bancorp, Inc.	42,837	601
MGIC Investment Corp.A	963,495	9,057
Nelnet, Inc., Class A	167,988	6,011
Northfield Bancorp, Inc.	202,855	3,108
Oppenheimer Holdings, Inc., Class A	260,274	4,776
Oritani Financial Corp.	132,236	2,105
Outerwall, Inc.B	68,558	4,113
Pacific Continental Corp.	177,872	2,551
Physicians Realty TrustE	358,051	5,722
Piper Jaffray Cos.A	199,690	7,103
PRA Group, Inc.	86,770	4,755
Prospect Capital Corp.B	123,028	902
Retail Opportunity Investments Corp.E	193,172	3,502
Stifel Financial Corp.A	232,428	10,327
Synovus Financial Corp.	1,494,259	47,262
Texas Capital Bancshares, Inc.A	488,036	26,940
Virtus Investment Partners, Inc.	13,677	1,601

	Shares	Fair Value
		(000’s)
Waddell & Reed Financial, Inc., Class A	89,938	$3,322

		217,139

Insurance - 7.92%
Allied World Assurance Co., Holdings AG	438,178	15,932
American Equity Investment Life Holding Co.	403,677	10,366
American Financial Group, Inc.	243,815	17,601
AMERISAFE, Inc.	40,851	2,236
Amtrust Financial Services, Inc.B	240,785	16,426
Argo Group International Holdings Ltd.	79,181	4,950
Aspen Insurance Holdings Ltd.	361,461	17,571
Assurant, Inc.	192,623	15,705
Assured Guaranty Ltd.	402,779	11,052
Axis Capital Holdings Ltd.	252,198	13,619
CNO Financial Group, Inc.	848,576	16,301
Employers Holdings, Inc.	76,159	2,016
Endurance Specialty Holdings Ltd.	363,352	22,938
Enstar Group Ltd.A	121,554	19,181
FBL Financial Group, Inc., Class A	100,205	6,303
First American Financial Corp.	389,550	14,854
Global Indemnity PLCA C	401,533	11,408
Hanover Insurance Group, Inc.	238,023	20,053
Hilltop Holdings, Inc.A	391,544	8,211
Horace Mann Educators Corp.	924,731	31,664
Infinity Property & Casualty Corp.	51,762	4,168
Kemper Corp.	181,106	6,469
Maiden Capital Financing Trust	208,368	3,240
Mercury General Corp.	111,773	6,037
National Western Life Group, Inc., Class A	10,723	2,766
Navigators Group, Inc.A	46,915	4,004
Old Republic International Corp.	864,356	15,593
Primerica, Inc.	166,836	7,946
ProAssurance Corp.	156,028	8,263
Radian Group, Inc.	580,802	8,404
Renaissancere Holdings Ltd.	130,591	14,317
RLI Corp.	116,888	7,113
Safety Insurance Group, Inc.	162,174	9,398
Selective Insurance Group, Inc.	161,541	5,895
State Auto Financial Corp.	73,323	1,749
Stewart Information Services Corp.	56,870	2,284
Symetra Financial Corp.	225,470	7,154
Third Point Reinsurance Ltd.A B	273,474	3,738
United Fire Group, Inc.	76,841	2,858
Universal Insurance Holdings, Inc.	150,638	4,753
Validus Holdings Ltd.	294,571	13,049
White Mountains Insurance Group Ltd.	20,287	16,027

		433,612

Real Estate - 3.52%
American Assets Trust, Inc.E	199,385	8,406
Apollo Residential Mortgage, Inc.E	239,015	3,076
Ashford Hospitality Prime, Inc.E	149,776	2,202
Ashford Hospitality Trust, Inc.E	473,892	3,260
Brandywine Realty TrustE	532,702	7,191
CBL & Associates Properties, Inc.E	321,938	4,694
Education Realty Trust, Inc.E	156,758	5,629
EPR PropertiesE	306,278	17,400
Equity CommonwealthA E	199,971	5,741
Geo Group, Inc.E	941,845	30,393
Granite Real Estate Investment TrustE	252,860	7,313
Healthcare Trust of America, Inc., Class AE	493,348	12,980
Hersha Hospitality TrustE	173,144	4,157
Hospitality Properties TrustE	121,515	3,261

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Kite Realty Group TrustE	463,970	$12,253
Mack-Cali Realty Corp.E	391,557	8,520
Medical Properties Trust, Inc.E	869,365	9,824
New Residential Investment Corp.E	375,393	4,554
Pebblebrook Hotel TrustE	193,404	6,611
Pennsylvania Real Estate Investment TrustE	338,724	7,615
RAIT Financial TrustE	896,289	4,347
Ramco-Gershenson Properties TrustE	298,155	5,009
RLJ Lodging TrustE	200,472	5,030
Ryman Hospitality Properties, Inc.E	88,794	4,671
WCI Communities, Inc.A	376,028	8,983

		193,120

Total Financials		1,602,759

HEALTH CARE - 4.29%
Biotechnology - 0.07%
Charles River Laboratories International, Inc.A	37,781	2,465
PDL BioPharma, Inc.B	259,470	1,188

		3,653

Health Care Equipment & Supplies - 1.39%
Computer Programs and Systems, Inc.B	1,296	49
Globus Medical, Inc., Class AA	409,653	9,156
Haemonetics Corp.A	631,608	21,335
Hillenbrand, Inc.	353,650	10,493
Hill-Rom Holdings, Inc.	119,527	6,298
Integra LifeSciences Holdings Corp.A	52,042	3,100
Invacare Corp.	641,265	11,081
Meridian Bioscience, Inc.	346,911	6,595
STERIS Corp.B	105,721	7,924

		76,031

Health Care Providers & Services - 2.74%
Advisory Board Co.A	205,030	8,986
Air Methods Corp.	273,758	11,205
Hanger Orthopedic Group, Inc.A	667,421	9,624
HealthSouth Corp.	506,580	17,644
LifePoint Hospitals, Inc.A	471,122	32,452
Magellan Health Services, Inc.A	90,610	4,839
Omnicell, Inc.A	271,961	7,397
Owens & Minor, Inc.	321,477	11,525
Select Medical Holdings Corp.	1,051,812	11,885
Triple-S Management Corp., Class BA	219,183	4,513
Universal American Corp.	244,254	1,822
WellCare Health Plans, Inc.A	325,549	28,844

		150,736

Pharmaceuticals - 0.09%
Lannett Co., Inc.A B	109,097	4,884

Total Health Care		235,304

INDUSTRIALS - 18.70%
Aerospace & Defense - 1.32%
AAR Corp.	384,018	8,713
Aerovironment, Inc.A	331,110	7,639
Aircastle Ltd.	671,459	15,214
Curtiss-Wright Corp.	86,903	6,045
Kaman Corp.	44,743	1,740
Moog, Inc., Class AA	51,937	3,208
Orbital ATK, Inc.	169,035	14,473
Triumph Group, Inc.	113,645	5,294
World Fuel Services Corp.	224,538	9,983

		72,309

	Shares	Fair Value
		(000’s)
Air Freight & Couriers - 0.05%
XPO Logistics, Inc.A B	104,870	$2,911

Building Products - 2.23%
American Woodmark Corp.A	73,238	5,324
Apogee Enterprises, Inc.	115,987	5,745
Crane Co.	271,307	14,282
Masonite International Corp.	339,006	20,296
Owens Corning	427,507	19,464
Simpson Manufacturing Co., Inc.	913,707	34,703
Trex Co., Inc.A	448,036	17,505
Universal Forest Products, Inc.	68,908	5,005

		122,324

Commercial Services & Supplies - 5.06%
ABM Industries, Inc.	459,989	13,064
Aceto Corp.	241,701	7,290
American Public Education, Inc.A	66,945	1,455
Apollo Education Group, Inc.A	115,235	837
Bridgepoint Education, Inc.A	153,930	1,193
Brink’s Co.	348,405	10,794
Capella Education Co.	150,170	6,780
CDI Corp.	90,614	725
Convergys Corp.	365,152	9,373
CSG Systems International, Inc.	399,252	13,383
CyrusOne, Inc.E	315,566	11,133
Deluxe Corp.	262,851	15,652
DeVry, Inc.	178,466	4,205
Dun & Bradstreet Corp.	126,449	14,399
Ennis, Inc.	41,767	837
FTI Consulting, Inc.A	296,160	10,072
Heidrick & Struggles International, Inc.	152,718	4,056
Herman Miller, Inc.	39,590	1,256
Hudson Global, Inc.A	596,026	1,377
Interface, Inc.	466,098	9,112
Kelly Services, Inc., Class A	251,388	3,972
Koppers Holdings, Inc.	20,942	397
Korn/Ferry International	239,993	8,729
McGrath Rentcorp	248,631	7,471
Mobile Mini, Inc.	559,269	19,148
Monotype Imaging Holdings, Inc.	232,137	6,347
Monster Worldwide, Inc.A	350,811	2,200
Morningstar, Inc.	39,280	3,225
Navigant Consulting, Inc.A	373,993	6,433
PHH Corp.A	502,220	7,383
Pitney Bowes, Inc.	692,376	14,298
Resources Connection, Inc.	155,198	2,786
RR Donnelley & Sons Co.	1,130,517	19,071
Steelcase, Inc., Class A	440,965	8,559
Strayer Education, Inc.A	44,421	2,351
Tetra Tech, Inc.	43,971	1,183
TrueBlue, Inc.A	485,594	14,068
Viad Corp.	126,577	3,811
Weight Watchers International, Inc.A B	286,806	4,411
West Corp.	192,907	4,593

		277,429

Construction & Engineering - 2.57%
AECOM Technology Corp.A	391,015	11,523
Aegion Corp.A	152,711	2,946
Chicago Bridge & Iron Co., N.V.B	103,073	4,625
Comfort Systems USA, Inc.	913,573	29,170
EMCOR Group, Inc.	489,610	23,638
Granite Construction, Inc.	262,533	8,622
Jacobs Engineering Group, Inc.A	122,836	4,931

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
MYR Group, Inc.A	111,357	$2,506
Primoris Services Corp.	850,777	16,947
Quanta Services, Inc.A	190,732	3,836
Tutor Perini Corp.	1,905,432	31,973

		140,717

Diversified Manufacturing - 0.60%
Barnes Group, Inc.	869,538	32,686

Electrical Equipment - 1.44%
Brady Corp., Class A	77,176	1,756
Encore Wire Corp.	340,708	14,572
EnerSys, Inc.	307,211	18,737
Geospace Technologies Corp.A	248,161	3,812
II-VI, Inc.	1,644,928	29,805
IPG Photonics Corp.	53,484	4,419
Regal-Beloit Corp.	89,560	5,713

		78,814

Industrial Conglomerates - 0.66%
DHI Group, Inc.A	68,694	622
GATX Corp.	104,019	4,858
ICF International, Inc.A	24,918	764
KBR, Inc.	1,012,195	18,664
Park-Ohio Industries, Inc.	28,682	990
Raven Industries, Inc.	271,365	4,942
Rexnord Corp.A	172,375	3,185
Trimas Corp.A	94,791	1,897

		35,922

Machinery - 3.66%
Actuant Corp., Class A	164,464	3,750
AGCO Corp.	266,382	12,890
Applied Industrial Technologies, Inc.	134,715	5,565
Astec Industries, Inc.	227,271	7,386
Briggs & Stratton Corp.	97,399	1,731
Chart Industries, Inc.A	213,578	3,671
CIRCOR International, Inc.	92,387	4,242
CLARCOR, Inc.	67,924	3,387
Columbus McKinnon Corp.	105,477	1,971
EnPro Industries, Inc.	370,307	18,186
ESCO Technologies, Inc.	58,841	2,182
Esterline Technologies Corp.A	45,137	3,478
FreightCar America, Inc.	227,127	4,129
Greenbrier Cos., Inc.B	29,125	1,108
Harsco Corp.	315,933	3,390
iRobot Corp.A	343,914	10,321
ITT Corp.	37,258	1,475
John Bean Technologies Corp.	70,526	3,164
L.B. Foster Co., Class A	32,665	481
Lindsay Corp.B	119,375	8,091
Meritor, Inc.A	1,557,549	16,931
Miller Industries, Inc.	218,533	4,956
Mueller Industries, Inc.	91,744	2,892
Navistar International Corp.	742,406	9,132
Oshkosh Corp.B	607,184	24,949
Reliance Steel & Aluminum Co.	71,205	4,269
Tennant Co.	21,650	1,254
Terex Corp.	954,039	19,138
TimkenSteel Corp.	446,135	4,747
Valmont Industries, Inc.	65,059	7,055
Wabash National Corp.A	238,234	2,852
Watts Water Technologies, Inc., Class A	36,388	1,981

		200,754

Marine - 0.37%
Great Lakes Dredge & Dock Corp.A	299,016	1,196

	Shares	Fair Value
		(000’s)
Matson, Inc.	416,547	$19,090

		20,286

Road & Rail - 0.48%
Marten Transport Ltd.	278,492	4,564
Roadrunner Transportation Systems, Inc.A	37,068	394
Ryder System, Inc.	185,616	13,324
Swift Transportation Co.A	152,496	2,384
TravelCenters of America LLCA D	83,394	961
Werner Enterprises, Inc.	169,857	4,494

		26,121

Trading Companies & Distributors - 0.24%
Air Lease Corp.	354,287	11,943
MRC Global, Inc.A	82,080	977

		12,920

Transportation Infrastructure - 0.02%
Wesco Aircraft Holdings, Inc.A	94,562	1,178

Total Industrials		1,024,371

INFORMATION TECHNOLOGY - 13.29%
Communications Equipment - 1.52%
Adtran, Inc.	219,161	3,404
Anixter International, Inc.	70,522	4,836
ARRIS Group, Inc.A	1,074,707	30,370
Bel Fuse, Inc., Class B	36,028	650
Black Box Corp.	24,827	303
Brocade Communications Systems, Inc.	1,549,100	16,142
Extreme NetworksA	1,885,194	6,768
Finisar Corp.A	136,388	1,551
IxiaA	331,709	4,780
Plantronics, Inc.	167,076	8,959
Polycom, Inc.A	278,065	3,832
Ubiquiti Networks, Inc.B	63,996	1,867

		83,462

Computers & Peripherals - 0.99%
Electronics for Imaging, Inc.A	255,933	11,886
Lexmark International, Inc., Class A	393,058	12,769
Mercury Systems, Inc.A	696,147	11,946
NCR Corp.A	440,755	11,724
Synaptics, Inc.A	70,402	5,991

		54,316

Electronic Equipment & Instruments - 3.98%
Analogic Corp.	60,236	5,278
Arrow Electronics, Inc.	329,266	18,106
Avnet, Inc.	244,727	11,118
AVX Corp.	478,457	6,459
Benchmark Electronics, Inc.A	591,469	11,699
Celestica, Inc.A	285,833	3,207
ChipMOS TECHNOLOGIES Bermuda Ltd.	71,797	1,273
Coherent, Inc.	51,954	2,816
DTS, Inc.A	109,931	3,272
Ingram Micro, Inc., Class A	726,343	21,630
Itron, Inc.A	109,291	4,014
Jabil Circuit, Inc.	352,812	8,108
Littelfuse, Inc.	102,666	10,259
Nanometrics, Inc.A	282,917	4,323
Newport Corp.A	127,416	1,925
Plexus Corp.A	543,747	18,825
Rofin-Sinar Technologies, Inc.A	67,768	1,963
Sanmina Corp.A	669,594	13,841
Scansource, Inc.A	388,901	13,421
Tech Data Corp.A	277,692	20,213

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
Vishay Intertechnology, Inc.	3,384,368	$35,875

		217,625

Internet Software & Services - 0.28%
Constant Contact, Inc.A	199,999	5,220
Ebix, Inc.B	34,137	947
Engility Holdings, Inc.	45,295	1,458
Netgear, Inc.A	190,814	7,899

		15,524

IT Consulting & Services - 1.18%
Acxiom Corp.A	418,683	9,261
CACI International, Inc., Class AA	90,846	8,816
Leidos Holdings, Inc.	37,494	1,971
Mantech International Corp., Class A	61,902	1,789
MoneyGram International, Inc.A	114,431	1,157
Science Applications International Corp.	73,948	3,391
Sykes Enterprises, Inc.A	294,160	8,531
SYNNEX Corp.	218,864	19,356
Syntel, Inc.A	175,602	8,260
Unisys Corp.A	157,609	2,112

		64,644

Semiconductor Equipment & Products - 3.62%
Advanced Energy Industries, Inc.A	136,170	3,851
Amkor Technology, Inc.A	399,922	2,488
Brooks Automation, Inc.	2,583,120	28,518
Cirrus Logic, Inc.A	115,555	3,563
Diodes, Inc.A	1,615,529	36,995
Fairchild Semiconductor International, Inc.A	1,563,090	26,072
Inphi Corp.A	235,347	7,006
IXYS Corp.	132,675	1,653
Kulicke & Soffa Industries, Inc.A	244,539	2,592
Microsemi Corp.	199,701	7,191
MKS Instruments, Inc.	236,595	8,338
Omnivision Technologies, Inc.A	67,216	1,941
ON Semiconductor Corp.A	855,316	9,408
Photronics, Inc.A	1,156,662	11,092
QLogic Corp.A	1,455,936	18,054
Rovi Corp.A	155,942	1,427
Semtech Corp.A	340,131	5,952
Teradyne, Inc.	603,345	11,777
Tessera Technologies, Inc.	50,496	1,766
Ultra Clean Holdings, Inc.A	59,225	289
Xcerra Corp.A	1,175,440	8,158

		198,131

Software - 1.72%
DST Systems, Inc.	22,695	2,772
FARO Technologies, Inc.A	586,439	19,816
Mentor Graphics Corp.	2,046,196	55,657
Synchronoss Technologies, Inc.A	154,902	5,449
Xura, Inc.A	413,786	10,709

		94,403

Total Information Technology		728,105

MATERIALS - 4.06%
Building Products - 0.05%
TopBuild Corp.A	106,468	2,995

Chemicals - 1.69%
A. Schulman, Inc.	84,794	3,043
American Vanguard Corp.	517,445	6,939
Axiall Corp.	124,583	2,523
Cabot Corp.	314,550	11,305
Calgon Carbon Corp.	252,065	4,336

	Shares	Fair Value
		(000’s)
Chemtura Corp.A	121,691	$3,887
Innospec, Inc.	166,089	9,175
Intrepid Potash, Inc.	399,913	1,544
Kronos Worldwide, Inc.	280,010	2,212
Olin Corp.	166,940	3,202
PolyOne Corp.	563,780	18,852
Quaker Chemical Corp.	29,536	2,345
Scotts Miracle-Gro Co., Class A	242,152	16,020
Stepan Co.	129,048	6,831

		92,214

Construction Materials - 0.03%
Boise Cascade Co.A	51,365	1,537

Containers & Packaging - 0.10%
Owens-Illinois, Inc.A	265,399	5,719

Metals & Mining - 1.46%
Carpenter Technology Corp.	245,466	8,176
Century Aluminum Co.A B	1,152,027	4,170
Coeur d’Alene Mines Corp.	434,030	1,172
Commercial Metals Co.	440,851	6,335
Gibraltar Industries, Inc.A	466,021	11,800
Global Brass & Copper Holdings, Inc.	133,482	3,002
Haynes International, Inc.	121,929	4,810
Hecla Mining Co.	1,337,773	2,769
Horsehead Holding Corp.A B	1,065,055	3,025
Kaiser Aluminum Corp.	52,388	4,259
Materion Corp.	80,369	2,423
Noranda Aluminum Holding Corp.A	183,396	315
Pan American Silver Corp.	231,794	1,755
Steel Dynamics, Inc.	817,869	15,107
Stillwater Mining Co.A	1,002,069	9,359
Worthington Industries, Inc.	54,636	1,677

		80,154

Paper & Forest Products - 0.73%
Domtar Corp.	230,316	9,498
Glatfelter Co.	135,319	2,625
Louisiana-Pacific Corp.A	1,181,977	20,874
Neenah Paper, Inc.	41,731	2,813
Schweitzer-Mauduit International, Inc.	110,354	4,284

		40,094

Total Materials		222,713

TELECOMMUNICATION SERVICES - 0.40%
Diversified Telecommunication Services - 0.16%
EchoStar Corp., Class AA	159,848	7,166
IDT Corp., Class B	102,572	1,328

		8,494

Wireless Telecommunication Services - 0.24%
Iridium Communications, Inc.A B	341,748	2,806
Telephone & Data Systems, Inc.	364,143	10,429

		13,235

Total Telecommunication Services		21,729

UTILITIES - 5.20%
Electric - 2.85%
Allete, Inc.	279,973	14,057
El Paso Electric Co.	75,716	2,928
Empire District Electric Co.	165,957	3,742
Great Plains Energy, Inc.	1,782,301	49,014
Hawaiian Electric Industries, Inc.	420,812	12,313
IDACORP, Inc.	118,478	7,920
NorthWestern Corp.	206,269	11,178

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2015

	Shares	Fair Value
		(000’s)
NRG Energy, Inc.	312,339	$4,026
PNM Resources, Inc.	287,923	8,096
Portland General Electric Co.	1,149,483	42,623

		155,897

Electric Utilities - 0.10%
Black Hills Corp.	123,565	5,657

Gas - 1.36%
Chesapeake Utilities Corp.	151,522	7,911
Energen Corp.	231,356	13,453
Laclede Group, Inc.	131,007	7,673
MDU Resources Group, Inc.	664,130	12,525
New Jersey Resources Corp.	180,141	5,707
One Gas, Inc.	159,054	7,768
Piedmont Natural Gas Co., Inc.	335,138	19,208

		74,245

Multi-Utilities - 0.76%
Avista Corp.	328,311	11,113
NiSource, Inc.	832,810	15,957
Westar Energy, Inc.	367,252	14,580

		41,650

Water - 0.13%
California Water Service Group	322,013	7,200

Total Utilities		284,649

Total Common Stock (Cost $4,659,606)		5,185,044

SHORT-TERM INVESTMENTS - 5.21%
American Beacon U.S. Government Money Market Select Fund, Select Class F	15,000,000	15,000
JPMorgan U.S. Government Money Market Fund, Capital Class	270,555,836	270,556

Total Short-Term Investments (Cost $285,556)		285,556

SECURITIES LENDING COLLATERAL - 3.27%
DWS Government and Agency Securities Portfolio, Institutional Class	44,615,200	44,615
American Beacon U.S. Government Money Market Select Fund, Select ClassF	134,817,316	134,818

Total Securities Lending Collateral (Cost $179,433)		179,433

TOTAL INVESTMENTS - 103.12% (Cost $5,124,595)		5,650,033
LIABILITIES, NET OF OTHER ASSETS - (3.12%)		(171,082)

TOTAL NET ASSETS - 100.00%		$5,478,951

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at October 31, 2015.
C	PLC - Public Limited Company.
D	LLC - Limited Liability Company.
E	REIT - Real Estate Investment Trust.
F	The Fund is affiliated by having the same investment advisor.
G	Amount less than $500.

See accompanying notes

13

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2015

Futures Contracts Open on October 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index December Futures	Long	2,317	December 2015	$268,378,110	$2,605,803

				$268,378,110	$2,605,803

See accompanying notes

14

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2015 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A C	$5,500,215
Investments in affiliated securities, at fair value B	149,818
Deposit with brokers for futures contracts	12,190
Receivable for investments sold	333,885
Receivable for fund shares sold	7,953
Dividends and interest receivable	1,792
Prepaid expenses	58

Total assets	6,005,911

Liabilities:
Payable for investments purchased	25,442
Payable for fund shares redeemed	317,060
Payable under excess expense reimbursement plan (Note 2)	4
Payable upon return of securities loaned	179,433
Management and investment advisory fees payable	2,188
Administrative service and service fees payable	1,606
Transfer agent fees payable	114
Custody and fund accounting fees payable	64
Professional fees payable	58
Prospectus and shareholder reports fees payable	296
Trustee fees payable	40
Payable for variation margin from open futures contracts	590
Other liabilities	65

Total liabilities	526,960

Net assets	$5,478,951

Analysis of Net Assets:
Paid-in-capital	4,693,597
Undistributed net investment income	34,045
Accumulated net realized gain	223,265
Unrealized appreciation of investments	525,438
Unrealized appreciation of futures contracts	2,606

Net assets	$5,478,951

See accompanying notes

15

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2015 (in thousands, except share and per share amounts)

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	174,712,225

Y Class	10,297,808

Investor Class	30,297,390

Advisor Class	4,162,689

Retirement Class	598,889

A Class	2,328,430

C Class	513,023

AMR Class	505,282

Net assets (not in thousands):
Institutional Class	$4,313,522,956

Y Class	$251,360,287

Investor Class	$723,044,801

Advisor Class	$98,224,328

Retirement Class	$13,816,806

A Class	$54,815,183

C Class	$11,718,580

AMR Class	$12,447,638

Net asset value, offering and redemption price per share:
Institutional Class	$24.69

Y Class	$24.41

Investor Class	$23.86

Advisor Class	$23.60

Retirement Class	$23.07

A Class	$23.54

A Class (offering price)	$24.98

C Class	$22.84

AMR Class	$24.64

A Cost of investments in unaffiliated securities	$4,974,778
B Cost of investments in affiliated securities	$149,817
C Fair value of securities on loan	$175,312

See accompanying notes

16

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2015 (in thousands)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$99,452
Dividend income from affiliated securities	2
Miscellaneous Income	2
Income derived from securities lending	4,836

Total investment income	104,292

Expenses:
Management and investment advisory fees (Note 2)	26,517
Administrative service fees (Note 2):
Institutional Class	12,611
Y Class	652
Investor Class	2,406
Advisor Class	305
Retirement Class	37
A Class	126
C Class	33
AMR Class	187
Transfer agent fees:
Institutional Class	710
Y Class	10
Investor Class	36
Advisor Class	7
Retirement Class	3
A Class	6
C Class	3
AMR Class	9
Custody and fund accounting fees	575
Professional fees	206
Registration fees and expenses	203
Service fees (Note 2):
Y Class	217
Investor Class	2,809
Advisor Class	254
Retirement Class	31
A Class	63
C Class	16
Distribution fees (Note 2):
Advisor Class	254
Retirement Class	62
A Class	105
C Class	109
Prospectus and shareholder report expenses	567
Trustee fees	312
Other expenses	294

Total expenses	49,735

Net recouped by Manager (Note 2)	7

Net expenses	49,742

Net investment income	54,550

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	394,532
Commission recapture (Note 3)	135
Foreign currency transactions	(1)
Futures contracts	(1,031)
Change in net unrealized appreciation or (depreciation) of:
Investments	(405,240)
Foreign currency transactions	1
Futures contracts	(1,043)

Net (loss) from investments	(12,647)

Net increase in net assets resulting from operations	$41,903

A Foreign taxes	$114

See accompanying notes

17

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets (in thousands)

	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$54,550	$33,922
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	393,635	654,969
Change in net unrealized appreciation or (depreciation) of investments, foreign currency transactions, and futures contracts	(406,282)	(244,164)

Net increase in net assets resulting from operations	41,903	444,727

Distributions to Shareholders:
Net investment income:
Institutional Class	(28,088)	(17,234)
Y Class	(1,184)	(643)
Investor Class	(2,646)	(1,678)
Advisor Class	(198)	(160)
Retirement Class	(2)	(6)
A Class	(70)	(58)
C Class	—	(1)
AMR Class	(3,576)	(3,813)
Net realized gain from investments:
Institutional Class	(464,691)	(306,261)
Y Class	(21,977)	(11,351)
Investor Class	(100,257)	(85,372)
Advisor Class	(12,392)	(8,358)
Retirement Class	(1,430)	(978)
A Class	(3,740)	(1,549)
C Class	(1,223)	(645)
AMR Class	(43,926)	(46,178)

Net distributions to shareholders	(685,400)	(484,285)

Capital Share Transactions:
Proceeds from sales of shares	1,643,561	1,604,292
Reinvestment of dividends	664,480	472,992
Cost of shares redeemed	(1,780,813)	(1,549,920)
Redemption fees	—	1

Net increase in net assets from capital share transactions	527,228	527,365

Net increase (decrease) in net assets	(116,269)	487,807

Net Assets:
Beginning of period	5,595,220	5,107,413

End of Period *	$5,478,951	$5,595,220

*Includes undistributed (or overdistribution of) net investment income	$34,045	$24,379

See accompanying notes

18

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2015, the Trust consists of thirty-two active series, one of which is presented in this filing (the “Fund”): American Beacon Small Cap Value Fund. The remaining thirty-one active series are reported in separate filings.

Effective April 30, 2015, American Beacon Advisors, Inc. (the “Manager”) became a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, two prominent private equity firms. Prior to April 30, the Manager was a wholly-owned subsidiary of Lighthouse Holdings, Inc. which was indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms.

Class Disclosure

The Retirement and AMR Classes of the Fund were closed to new investors on September 22, 2015.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets. The Fund pays the unaffiliated investment advisors hired to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2015 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.46%	$26,517	$23,098	$3,419

19

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in income derived from securities lending and management and investment advisory fees on the Statement of Operations. During the year ended October 31, 2015, securities lending fees paid to the Manager were $508,123.

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, Retirement, A, and C Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Brokerage Commissions

Affiliated entities of an investment advisor to the Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $3,048 for the year ended October 31, 2015.

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively the “Select Funds”). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Funds. The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives management and administration fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended October 31, 2015, the Manager earned fees from the Select Funds totaling $16,087 on the Fund’s direct investment in the Select Funds and $144,626 from the Fund’s securities lending collateral invested in the Select Funds.

20

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2015, the Fund participated as a lender and loaned on average $15,866,412 for 3 days at an average rate of 0.77% with interest charges of $1,013.

Expense Reimbursement Plan

The Manager agreed to reimburse the Fund to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the year ended October 31, 2015, the Manager waived or reimbursed expenses as follows:

		Expense Cap		Reimbursed or (Recovered) Expenses
Fund	Class	11/1/14 to 2/27/15	2/28/15 to 10/31/15		Expiration
Small Cap Value	A	1.22%	N/A	$(6,035)	2018
Small Cap Value	C	1.97%	N/A	(906)	2018

Of these amounts, $3,955 was receivable from the Manager at October 31, 2015. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Carryover Expenses	Expiration of Reimbursed Expenses
Small Cap Value	$4,068	$—	$932	2015
Small Cap Value	2,549	672	—	2016
Small Cap Value	324	170	—	2017

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2015, Foreside collected $7,698 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2015, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2015, $797 in CDSC fees were collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

21

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

22

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2015, there were no transfers between levels. As of October 31, 2015, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
Common Stock*	$5,185,044	$—	$—	$5,185,044
Short-Term Investments – Money Market Funds	285,556	—	—	285,556
Securities Lending Collateral invested in Money Market Funds	179,433	—	—	179,433

Total Investments in Securities	$5,650,033	$—	$—	$5,650,033

Financial Derivative Instruments
Futures Contracts	$2,606	$—	$—	$2,606

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. To the extent necessary to fully distribute capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into

23

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2015, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

24

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended October 31, 2015
Small Cap Value Fund	1,906

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2015:

Statement of Assets and Liabilities	Derivatives	Fair Value
Payable for variation margin from open futures contracts(2)	Equity Contracts	$2,606

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2015:

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$(1,030)
Change in net unrealized appreciation or (depreciation) from futures contracts	Equity Contracts	(1,043)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions,

25

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as deposits with brokers for futures contracts and payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties such as International Swaps and Derivatives Association (“ISDA”) agreements which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted

26

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2015:

Offsetting of Financial Assets and Derivative Assets as of October 31, 2015:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Securities on Loan	$175,312	$—	$175,312

	$175,312	$—	$175,312

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2015:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts (1)	$590	$—	$590

	$590	$—	$590

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2015:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(2)	Net Amount
Barclays Capital, Inc.	$14,786	$—	$(14,786)	$—
BNP Paribas Prime Brokerage	5,201	—	(5,201)	—
Citigroup Global Markets, Inc.	9,355	—	(9,355)	—
Credit Suisse Securities LLC	5,714	—	(5,714)	—
Goldman Sachs & Co.	13,293	—	(13,293)	—
Goldman Sachs & Co. (1)	(590)	—	—	(590)
JPMorgan Clearing Corp.	4,949	—	(4,949)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,455	—	(5,455)	—
MS Securities Services Inc	53,649	—	(53,649)	—
National Financial Services Corp (NFS)	21,816	—	(21,816)	—
Scotia Capital USA Inc.	944	—	(944)	—
SG Americas Securities, LLC	3,210	—	(3,210)	—
UBS Securities LLC	36,940	—	(36,940)	—

Total:	$174,772	$—	$(175,312)	$(590)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $179,433 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Fund also utilizes earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

27

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Year Ended October 31, 2015	Year Ended October 31, 2014
Distributions paid from:
Ordinary income*
Institutional Class	$103,614	$99,903
Y Class	4,756	3,707
Investor Class	18,940	24,722
Advisor Class	2,212	2,416
Retirement Class	234	270
A Class	678	476
C Class	199	174
AMR Class	10,714	16,278
Long-term capital gain
Institutional Class	389,165	223,593
Y Class	18,406	8,287
Investor Class	83,963	62,328
Advisor Class	10,378	6,102
Retirement Class	1,197	714
A Class	3,132	1,131
C Class	1,024	471
AMR Class	36,788	33,713

Total distributions paid	$685,400	$484,285

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2015, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$5,151,138
Unrealized appreciation	864,648
Unrealized depreciation	(365,753)

Net unrealized appreciation or (depreciation)	498,895

Undistributed ordinary income	29,291
Accumulated long-term gain or (loss)	257,168
Other temporary differences	—

Distributable earnings or (deficits)	$785,354

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments and reclassifications of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Gains on redemptions in-kind for Small Cap Value Fund, of approximately $68,031,937, were included in net realized gain on investments in the Statement of Operations for the year ended October 31, 2015, and were not recognized for Federal income tax purposes.

28

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of foreign currency, reclassifications of dividends, reclassifications of income from real estate investment securities and publicly traded partnerships, utilization of earnings and profits distributed to shareholders on redemption of shares, and net realized gains on redemptions in-kind as of October 31, 2015 (in thousands):

Paid-in-capital	$140,930
Undistributed net investment income (loss)	(9,120)
Accumulated net realized gain (loss)	(131,810)
Unrealized appreciation or (depreciation) of investments and futures contracts	—

For the year ended October 31, 2015 the Fund did not have capital loss carryovers.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2015 were $2,593,669 and $2,790,975, respectively (in thousands).

A summary of the Fund’s transactions in the Select Funds for the year ended October 31, 2015 is set forth below (in thousands):

Type of Investment	Affiliate	October 31, 2014 Shares/Fair Value	Purchases	Sales	October 31, 2015 Shares/Fair Value	Dividend Income
Direct	USG Select Fund	$20,000	$—	$5,000	$15,000	$2
Securities Lending	USG Select Fund	180,835	776,495	822,513	134,817	N/A

9. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

29

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2015, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$175,312	$—	$179,433

Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in income derived from securities lending in the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended October 31, 2015

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	47,133	$1,203,810	5,301	$132,321	7,676	$189,080	1,480	$36,026
Reinvestment of dividends	19,188	477,005	841	20,682	4,173	100,562	528	12,590
Shares redeemed	(35,606)	(908,703)	(2,763)	(68,782)	(13,149)	(322,523)	(1,692)	(40,626)

Net increase (decrease) in shares outstanding	30,715	$772,112	3,379	$84,221	(1,300)	$(32,881)	316	$7,990

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	281	$6,658	1,730	$42,130	167	$3,970	1,164	$29,566
Reinvestment of dividends	61	1,432	154	3,671	45	1,036	1,919	47,502
Shares redeemed	(200)	(4,788)	(666)	(16,043)	(70)	(1,656)	(16,861)	(417,692)

Net increase (decrease) in shares outstanding	142	$3,302	1,218	$29,758	142	$3,350	(13,778)	$(340,624)

30

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2015

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,356	$1,080,664	4,630	$125,758	8,267	$219,191	1,929	$50,599
Redemption fees	—	1	—	—	—	—	—	—
Reinvestment of dividends	11,848	315,751	397	10,475	3,287	85,208	331	8,518
Shares redeemed	(29,530)	(805,468)	(2,525)	(68,692)	(14,208)	(376,828)	(1,667)	(43,450)

Net increase (decrease) in shares outstanding	21,674	$590,948	2,502	$67,541	(2,654)	$(72,429)	593	$15,667

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	224	$5,786	1,516	$39,512	166	$4,278	2,830	$78,504
Redemption fees	—	—	—	—	—	—	—	—
Reinvestment of dividends	39	984	58	1,480	23	585	1,883	49,991
Shares redeemed	(198)	(5,071)	(960)	(25,887)	(58)	(1,497)	(8,372)	(223,027)

Net increase (decrease) in shares outstanding	65	$1,699	614	$15,105	131	$3,366	(3,659)	$(94,532)

11. Subsequent Events

On September 21, 2015 the Manager announced the Board’s approval of a plan to liquidate and terminate the AMR Class of the Fund. On December 15, 2015 the AMR Class was closed. At the same Board meeting, the Board approved a plan to terminate the Retirement Class on or about January 15, 2016. The shares in the Retirement Class will be exchanged for those of the Advisor Class of the Fund on January 15, 2016.

31

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2015	2014C	2013	2012	2011A
Net asset value, beginning of period	$27.80	$28.04	$21.04	$18.75	$17.84

Income from investment operations:
Net investment income (loss)	0.24	0.17	0.25	0.17	0.08
Net gains (losses) from investments (both realized and unrealized)	0.02	2.18	7.60	2.20	0.92

Total income (loss) from investment operations	0.26	2.35	7.85	2.37	1.00

Less distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.27)	(0.08)	(0.09)
Distributions from net realized gains	(3.18)	(2.45)	(0.58)	—	—

Total distributions	(3.37)	(2.59)	(0.85)	(0.08)	(0.09)

Net asset value, end of period	$24.69	$27.80	$28.04	$21.04	$18.75

Total return B	0.87%	8.78%	38.59%	12.71%	5.57%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,313,523	$4,002,884	$3,430,107	$2,189,761	$1,843,285
Ratios to average net assets:
Expenses before reimbursements	0.81%	0.80%	0.82%	0.82%	0.82%
Expenses, net of reimbursements	0.81%	0.80%	0.82%	0.82%	0.82%
Net investment income (loss), before reimbursements	0.99%	0.67%	1.01%	0.87%	0.47%
Net investment income (loss), net of reimbursements	0.99%	0.67%	1.01%	0.87%	0.47%
Portfolio turnover rate	47%	73%	48%	51%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

32

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class					Advisor Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
2015	2014C	2013	2012	2011A	2015	2014C	2013	2012	2011A	2015	2014C	2013	2012	2011A
$27.52	$27.81	$20.89	$18.66	$17.76	$26.96	$27.27	$20.47	$18.23	$17.40	$26.69	$27.06	$20.35	$18.15	$17.33

0.23	0.18	0.22	0.15	0.06	0.18	0.10	0.18	0.11	0.02	0.13	0.06	0.14	0.06	(0.01)
0.01	2.12	7.55	2.19	0.92	(0.02)	2.09	7.38	2.13	0.88	0.01	2.07	7.34	2.14	0.89

0.24	2.30	7.77	2.34	0.98	0.16	2.19	7.56	2.24	0.90	0.14	2.13	7.48	2.20	0.88

(0.17)	(0.14)	(0.27)	(0.11)	(0.08)	(0.08)	(0.05)	(0.18)	—	(0.07)	(0.05)	(0.05)	(0.19)	—	(0.06)
(3.18)	(2.45)	(0.58)	—	—	(3.18)	(2.45)	(0.58)	—	—	(3.18)	(2.45)	(0.58)	—	—

(3.35)	(2.59)	(0.85)	(0.11)	(0.08)	(3.26)	(2.50)	(0.76)	—	(0.07)	(3.23)	(2.50)	(0.77)	—	(0.06)

$24.41	$27.52	$27.81	$20.89	$18.66	$23.86	$26.96	$27.27	$20.47	$18.23	$23.60	$26.69	$27.06	$20.35	$18.15

0.79%	8.67%	38.45%	12.58%	5.49%	0.50%	8.40%	38.11%	12.31%	5.20%	0.41%	8.22%	37.93%	12.12%	5.07%

$251,360	$190,416	$122,850	$38,982	$29,234	$723,045	$851,732	$934,041	$748,550	$843,400	$98,224	$102,682	$88,033	$44,731	$33,032

0.90%	0.89%	0.91%	0.91%	0.94%	1.15%	1.16%	1.18%	1.18%	1.17%	1.31%	1.29%	1.31%	1.32%	1.32%
0.90%	0.89%	0.91%	0.91%	0.94%	1.15%	1.16%	1.18%	1.18%	1.17%	1.31%	1.29%	1.31%	1.32%	1.32%
0.90%	0.58%	0.74%	0.77%	0.30%	0.67%	0.33%	0.73%	0.51%	0.12%	0.51%	0.18%	0.46%	0.35%	(0.02)%
0.90%	0.58%	0.74%	0.77%	0.30%	0.67%	0.33%	0.73%	0.51%	0.12%	0.51%	0.18%	0.46%	0.35%	(0.02)%
47%	73%	48%	51%	59%	47%	73%	48%	51%	59%	47%	73%	48%	51%	59%

33

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Retirement Class
	Year Ended October 31,
	2015	2014C	2013	2012	2011A
Net asset value, beginning of period	$26.19	$26.63	$20.05	$18.01	$17.23

Income from investment operations:
Net investment income (loss)	0.08	(0.01)	0.09	0.06	0.02
Net gains (losses) from investments (both realized and unrealized)	(0.02)	2.03	7.21	2.05	0.81

Total income (loss) from investment operations	0.06	2.02	7.30	2.11	0.83

Less distributions:
Dividends from net investment income	0.00	(0.01)	(0.14)	(0.07)	(0.05)
Distributions from net realized gains	(3.18)	(2.45)	(0.58)	—	—

Total distributions	(3.18)	(2.46)	(0.72)	(0.07)	(0.05)

Net asset value, end of period	$23.07	$26.19	$26.63	$20.05	$18.01

Total return B	0.10%	7.95%	37.52%	11.77%	4.79%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$13,817	$11,974	$10,446	$6,366	$1,817
Ratios to average net assets:
Expenses before reimbursements or recoupments	1.57%	1.57%	1.60%	1.63%	1.62%
Expenses, net of reimbursements or recoupments	1.57%	1.57%	1.60%	1.63%	1.62%
Net investment income (loss), before reimbursements or recoupments	0.24%	(0.09)%	0.29%	0.02%	(0.35)%
Net investment income (loss), net of reimbursements or recoupments	0.24%	(0.09)%	0.29%	0.02%	(0.35)%
Portfolio turnover rate	47%	73%	48%	51%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

34

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

A Class					C Class					AMR Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
2015	2014C	2013	2012	2011 A	2015	2014C	2013	2012	2011 A	2015	2014C	2013	2012	2011 A
$26.63	$27.03	$20.35	$18.19	$17.39	$26.05	$26.60	$20.07	$18.04	$17.37	$27.74	$27.99	$21.00	$18.71	$17.76

0.13	0.11	0.16	0.08	0.03	0.03	(0.07)	0.03	(0.03)	(0.04)	21.06	0.37	0.23	0.34	0.13
0.02	2.03	7.30	2.12	0.83	(0.06)	1.97	7.17	2.06	0.74	(20.72)	2.04	7.66	2.08	0.92

0.15	2.14	7.46	2.20	0.86	(0.03)	1.90	7.20	2.03	0.70	0.34	2.41	7.89	2.42	1.05

(0.06)	(0.09)	(0.20)	(0.04)	(0.06)	—	0.00	(0.09)	—	(0.03)	(0.26)	(0.20)	(0.32)	(0.13)	(0.10)
(3.18)	(2.45)	(0.58)	—	—	(3.18)	(2.45)	(0.58)	—	—	(3.18)	(2.45)	(0.58)	—	—

(3.24)	(2.54)	(0.78)	(0.04)	(0.06)	(3.18)	(2.45)	(0.67)	—	(0.03)	(3.44)	(2.65)	(0.90)	(0.13)	(0.10)

$23.54	$26.63	$27.03	$20.35	$18.19	$22.84	$26.05	$26.60	$20.07	$18.04	$24.64	$27.74	$27.99	$21.00	$18.71

0.45%	8.30%	37.83%	12.11%	4.92%	(0.31)%	7.46%	36.88%	11.25%	4.06%	1.18%	9.02%	38.95%	13.00%	5.85%

$54,815	$29,570	$13,418	$4,064	$1,822	$11,719	$9,676	$6,396	$2,330	$1,106	$12,448	$396,286	$502,122	$306,545	$338,723

1.21%	1.27%	1.35%	1.44%	1.57%	1.97%	2.03%	2.09%	2.21%	2.60%	0.55%	0.54%	0.56%	0.56%	0.56%
1.22%	1.27%	1.32%	1.34%	1.57%	1.98%	2.03%	2.07%	2.10%	2.60%	0.55%	0.54%	0.56%	0.56%	0.56%
0.56%	0.19%	0.30%	0.21%	(0.32)%	(0.17)%	(0.56)%	(0.41)%	(0.54)%	(1.36)%	1.28%	0.94%	1.26%	1.14%	0.72%
0.54%	0.20%	0.34%	0.32%	(0.32)%	(0.17)%	(0.56)%	(0.39)%	(0.43)%	(1.36)%	1.28%	0.94%	1.26%	1.14%	0.72%
47%	73%	48%	51%	59%	47%	73%	48%	51%	59%	47%	73%	48%	51%	59%

35

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2015 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2015. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2015.

The Fund designated the following items with regard to distributions paid during the year ended December 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	76.98%
Qualified Dividend Income	100.00%

The Small Cap Value Fund designated $609,876,788 as long term capital gains distributions and $105,583,994 as short-term capital gain distributions for the year ended October 31, 2015.

Shareholders will receive notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

36

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of:

(1) a new Management Agreement (“New Management Agreement”) among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Small Cap Value Fund (“Fund”); and

(2) new Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), The Boston Company Asset Management, LLC (“TBCAM”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Dreman Value Management, LLC (“Dreman”), and Hillcrest Asset Management, LLC (“Hillcrest”).

Collectively, the new Investment Advisory Agreements are hereinafter referred to as the “New Advisory Agreements,” and Barrow, Brandywine, TBCAM, Hotchkis, Dreman and Hillcrest are hereinafter referred to as the “Sub-Advisors.”

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (“Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the current Management Agreement (“Current Management Agreement”) among the Manager and the Trust on behalf of the Fund and the current Investment Advisory Agreements (“Current Advisory Agreements”) among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Brandywine, TBCAM, Hotchkis, Dreman and Hillcrest provided for their automatic termination in the event of an assignment. The Transaction was deemed an “assignment” under the 1940 Act. As a result, the Current Management Agreement and each Current Advisory Agreement (“Current Agreements”) were deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Fund. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Current Management Agreement and Current Advisory Agreements with respect to Barrow, Brandywine, TBCAM, Hotchkis and Dreman at in-person meetings held in May and June 2014. The Board also considered that it had requested and evaluated the information relevant to the initial approval of the Current Advisory Agreement with respect to Hillcrest at in-person meetings held in June and August 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the Sub-Advisors since the May, June and August 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Fund’s fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Fund;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchaser and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Fund’s Chief Compliance Officer;

•	a discussion of any potential material changes to the Current Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Fund as a result of the Transaction;

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

37

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Fund; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisors for the May, June and August 2014 meetings in connection with the renewal of the Current Agreements.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Fund and its shareholders.

In determining whether to approve the New Agreements on December 10, 2014, the Trustees considered the best interests of the Fund. The Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Current Agreements in May, June and August 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and, as applicable, each Sub-Advisor for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a Sub-Advisor from its relationship with the Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and each Sub-Advisor to provide the same services to the Fund on substantially the same terms as the Current Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which the Fund’s assets are managed. The Board also considered representations by the Manager and/or Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Fund; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Fund’s shares and add new series to the Trust and share classes to the Fund’s product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Fund’s service providers or Sub-Advisors. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisors since the Board’s consideration of the Current Agreements in May, June and August 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisors were appropriate for the Fund and, thus, determined to approve the New Agreements for the Fund.

Investment Performance. The Board considered its review of the comparative information regarding the Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June and August 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisors.

Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager with respect to the Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Fund or the Manager’s fee waivers currently in place with respect to the Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Agreements in May, June and August 2014. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May, June and August 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by each Sub-Advisor from its relationship with the Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and each Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Fund would pay the same fee rates to the Manager under the New Management Agreement as the Fund currently pays under the Current Management Agreement. The Board also considered that the Fund would pay the same investment advisory fee rate to each Sub-Advisor under the New Advisory Agreements as the Fund pays under the Current Advisory Agreements. Based on the

38

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

foregoing information and the Board’s considerations in connection with the renewal or approval of the Current Agreements in May, June and August 2014, the Board concluded that the Manager’s fee schedule for the Fund, and each of Barrow, Brandywine, TBCAM, Hotchkis, Dreman and Hillcrest’s fee schedules for the Fund, provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived by the Manager from Relationship With the Fund. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or a Sub-Advisor as a result of its advisory relationship with the Fund would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the renewal or approval of the Current Agreements in May, June and August 2014, the Board concluded that the potential benefits accruing to the Manager under the New Management Agreement and the Sub-Advisors under the New Advisory Agreements, by virtue of the Manager’s, Barrow, Brandywine, TBCAM, Hotchkis, Dreman and Hillcrest’s relationship with the Fund, appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Barrow, Brandywine, TBCAM, Hotchkis, Dreman or Hillcrest, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the Fund, and approved the New Agreements.

39

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

Special meetings of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) were held on April 7 and April 28, 2015. The shareholders of the Small Cap Value Fund (the “Fund”) approved a new investment management agreement between American Beacon Advisors, Inc. and the Fund. Approval of this proposal required a majority of the outstanding voting securities of the Fund. The following are the results of the shareholder votes for this proposal:

Funds	For	Against	Abstain	Non-Voting
Small Cap Value Fund	2,297,119,201.58	29,886,616.9371	51,259,952.3754	422,578,939.48

Special meetings of shareholders of the Trust were held on April 7 and April 28, 2015. The shareholders of the Trust approved the re-election of nine of the current Trustees to the Board of the American Beacon Trust and the election of two additional Trustees to the Board. Approval of this proposal required a plurality vote of the Trust’s shares. The following are the results of the election of each Trustee:

Gilbert G. Alvarado
Affirmative	16,655,574,211.10
Withhold	242,060,281.87

Joseph B. Armes
Affirmative	16,653,130,207.99
Withhold	244,504,284.98

Gerard J. Arpey
Affirmative	16,659,813,172.19
Withhold	237,821,320.78

W. Humphrey Bogart
Affirmative	16,532,151,093.14
Withhold	365,483,399.83

Brenda A. Cline
Affirmative	16,662,050,138.08
Withhold	235,584,354.89

Eugene J. Duffy
Affirmative	16,430,210,258.21
Withhold	467,424,234.76

Thomas M. Dunning
Affirmative	16,651,792,247.83
Withhold	245,842,245.14

Alan D. Feld
Affirmative	14,899,039,186.08
Withhold	1,998,595,306.89

Richard A. Massman
Affirmative	16,651,582,060.07
Withhold	246,052,432.90

Barbara J. McKenna
Affirmative	16,435,773,869.81
Withhold	461,860,623.16

R. Gerald Turner
Affirmative	16,653,429,720.08
Withhold	244,204,772.89

40

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-four funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (45)	Trustee since 2015	Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman, President & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

41

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term One Year
Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

42

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term One Year
Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor and Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/15

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The trust amended its code November 12, 2003 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$396,969	10/31/2014
$371,653	10/31/2015

(b)

Audit-Related Fees	Fiscal Year Ended
$0	10/31/2014
$0	10/31/2015

(c)

Tax Fees	Fiscal Year Ended
$22,000	10/31/2014
$56,375	10/31/2015

(d)

All Other Fees	Fiscal Year Ended
$0	10/31/2014
$0	10/31/2015

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

• to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

• to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

• to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

• to review the arrangements for and scope of the annual audit and any special audits; and

• to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$22,000	$34,905	N/A	10/31/2014
$56,375	$46,065	N/A	10/31/2015

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule

30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 7, 2016

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: January 7, 2016